                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

     Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PENDARIES PETROLEUM LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

                    Units of limited partnership interests
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         Estimated value of assets to be sold is based upon discounted present
         value of oil and gas reserves of [$     ]
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

                                   [$      ]
     -------------------------------------------------------------------------

[x]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                         [PENDARIES LOGO APPEARS HERE]
              SHARE EXCHANGE PROPOSED--YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

   Our board of directors has unanimously approved an arrangement agreement in which all of the outstanding Pendaries common shares will be exchanged for common shares of Ultra Petroleum Corp. The share exchange is referred to as an "arrangement." If approved by our shareholders, Pendaries will then become a wholly-owned subsidiary of Ultra and shareholders of Pendaries will be entitled to receive 1.58 Ultra common shares in return for each Pendaries common share they currently own. Outstanding Ultra common shares will remain unchanged in the exchange.

   Pendaries will hold a special shareholders' meeting to consider and vote on the arrangement proposal. Pendaries and Ultra shareholder approval of the arrangement proposal is required to complete the arrangement.

   Our board of directors believes that the arrangement is in your best interest and recommends that you vote FOR approval of the arrangement.

   Enclosed with this letter is a notice of special meeting, a proxy statement, a form of proxy and a letter of transmittal.

   YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please take the time to vote by completing the enclosed proxy card and mailing it to us c/o our transfer agent, CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 368-2502. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR the arrangement proposal. If you do not instruct your broker how to vote any shares held for you in "street name," your shares will not be voted at the special meeting.

   The date, time and place of the shareholders' special meeting is:

                                  January 5, 2001

                           10:00 a.m., Houston time
                               The Houston City Club
                                One City Club Drive
                                Nine Greenway Plaza
                               Houston, Texas 77046

   The attached proxy statement gives you detailed information about the proposed arrangement. We encourage you to carefully read this entire document, including all of its appendices, and we especially encourage you to read the section on "Risk Factors" beginning on page 8 of the attached proxy statement.


   You will not receive Ultra common shares in exchange for your Pendaries common shares until the arrangement is completed and you have returned your properly completed letter of transmittal and other required documents and certificates, as applicable, to CIBC Mellon Trust Company. Please read the instructions in the letter of transmittal carefully.

   We at Pendaries enthusiastically back this compelling combination of these two oil and natural gas exploration and production companies, and we join with the members of our board of directors in urging that you vote FOR the arrangement. I thank you for your support.


                                          [SIGNATURE APPEARS HERE]
                                          Robert E. Rigney
                                          Chairman of the Board and Chief
                                           Executive Officer

                         [PENDARIES LOGO APPEARS HERE]

                   Notice of Special Meeting of Shareholders
                           To Be Held January 5, 2001

To the Shareholders of Pendaries Petroleum Ltd.:

   A special meeting of shareholders of Pendaries Petroleum Ltd. will be held on Thursday, January 5, 2001, at 10:00 a.m., local time, at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046, for the following purposes:

  . to consider, pursuant to an order of The Court of Queen's Bench of New Brunswick dated December 4, 2000, and, if deemed advisable, to pass, with or without variation, a special resolution referred to as the "arrangement resolution," under section 128 of the Business Corporations Act (New Brunswick), referred to in the attached proxy statement as the "New Brunswick Act," involving the "arrangement," the principal element of which is the acquisition by Ultra Petroleum Corp. of the outstanding common shares of Pendaries; and

  . to transact such other business as may properly be brought before the special meeting and any adjournments or postponements thereof.

   The arrangement is described in the accompanying proxy statement. The full text of the arrangement resolution is set out in Appendix A to the proxy statement.

   Holders of record of Pendaries common shares who are holders at the close of business on the day before the mailing of the proxy statement, will be entitled to vote at the special meeting or any adjournment or postponement thereof. The proxy statement is first being mailed on or about December 5, 2000. A shareholder may be entitled to be paid the fair value of his shares if he dissents to the arrangement resolution and the arrangement becomes effective.

   Our board of directors has determined that the arrangement is in the best interests of our shareholders. Our board of directors unanimously recommends that you vote to approve the arrangement and the transactions contemplated by the arrangement resolution at the special meeting.

   YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please take the time to vote by completing the enclosed proxy card and mailing it to us c/o our transfer agent, CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 368-2502. The form of proxy must be received by no later than 5:00 p.m. (Toronto time) on January 3, 2001 or, if the special meeting is adjourned or postponed, by no later than 5:00 p.m. (Toronto time) on the second business day before the day fixed for the adjourned or postponed special meeting. If you do not instruct your broker how to vote any shares held for you in "street name," your shares will not be voted at the special meeting.

   Please sign, date and return the proxy card immediately whether or not you plan to attend the special meeting in person. A stamped envelope is enclosed for this purpose. Your prompt return of the proxy card will ensure a quorum and save us the expense of further solicitation.

                                          By order of the board of directors


                                          Robert E. Rigney
                                          Chairman of the Board and Chief
                                           Executive Officer

Houston, Texas
December 4, 2000

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

   The accompanying proxy statement provides additional information relating to the matters to be dealt with at the special meeting and is deemed to form part of this Notice.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Currency..................................................................   1
Important Information.....................................................   1
Summary Term Sheet........................................................   2
  The Companies...........................................................   2
  The Proposed Arrangement................................................   2
  The Pendaries Special Meeting and Shareholder Approval..................   2
  The Ultra Special Meeting and Shareholder Approval......................   3
  Fairness Opinion........................................................   3
  Ultra and Pendaries Stock Prices........................................   3
  Risk Factors............................................................   4
  Court Approval..........................................................   4
  Effective Time of the Arrangement.......................................   4
  Stock Exchange Listings.................................................   4
  Dissenters' Rights......................................................   4
  Certain Tax Considerations for Pendaries Shareholders...................   5
  The Credit Agreement....................................................   5
Questions and Answers about the Arrangement...............................   6
Risk Factors..............................................................   8
  Risks Relating to the Arrangement.......................................   8
  U.S. Tax Risks Relating to the Arrangement..............................   9
  Risks Relating to Ultra's Business......................................  10
  Risks Relating to Pendaries' Business...................................  14
  Risks Relating to Our Industry..........................................  16
Forward-Looking Statements................................................  18
Special Factors...........................................................  19
  Purpose of the Transaction..............................................  19
  Alternatives Considered.................................................  19
  Reasons for the Transaction.............................................  19
  Effects of the Proposed Arrangement and Directors and Officers after
   Closing................................................................  19
  Certain Tax Considerations for Pendaries Shareholders...................  20
  Fairness of the Transaction.............................................  21
  Independent Director Approval...........................................  21
  Shareholder Approval....................................................  22
  Fairness Opinion of Loewen, Ondaatje, McCutcheon Limited, Pendaries'
   Financial Advisor......................................................  22
The Arrangement...........................................................  26
  General.................................................................  26
  Background of the Arrangement...........................................  26
  Brief Description of the Transaction....................................  27
  Recommendation of Our Board of Directors................................  28
  Pendaries Shareholder Approval of the Arrangement Resolution............  28
  Ultra Shareholder Approval of the Arrangement...........................  28
  Court Approval of the Arrangement and Completion of the Arrangement.....  28
  Fractional Interests....................................................  29
  Treatment of Outstanding Pendaries Stock Options........................  29
  Accounting Treatment....................................................  29
  Consequences under Securities Laws; Resale of Ultra Common Shares.......  29

  Fees and Expenses.......................................................   30
  Dissenters' Rights......................................................   31
  Procedures for Exchange of Share Certificates by Pendaries
   Shareholders...........................................................   32
The Arrangement Agreement.................................................   34
  Conditions of the Arrangement...........................................   34
  Termination.............................................................   34
  Arrangement Mechanics...................................................   35
The Special Meeting.......................................................   36
  Time, Place and Date....................................................   36
  Purpose of the Special Meeting..........................................   36
  Solicitation of Proxies.................................................   36
  Voting by Proxies.......................................................   36
  Record Date, Quorum and Entitlement to Vote.............................   37
  Required Vote to Approve the Arrangement Resolution.....................   37
  Voting Securities and Principal Holders Thereof.........................   37
  Revocability of Proxies.................................................   37
  Access to Pendaries Corporate Files.....................................   38
  Other Matters...........................................................   38
The Credit Agreement......................................................   39
  Amount of Loan; Use of Proceeds.........................................   39
  Security for the Loan; Term of the Loan.................................   39
  Events of Default.......................................................   39
  Consequences of a Default...............................................   39
Ultra Selected Consolidated Financial Data................................   40
Pendaries Selected Consolidated Financial Data............................   41
Unaudited Pro Forma Condensed Combined Financial Statements of Ultra and
 Pendaries................................................................   42
Comparative Market Data...................................................   47
Selected Comparative per Share Data.......................................   48
Pendaries Petroleum Ltd...................................................   49
  The Company.............................................................   49
  Description of Share Capital............................................   49
Management's Discussion and Analysis of Financial Condition and Results of
 Operations of Pendaries..................................................   50
  General.................................................................   50
  Results of Operations...................................................   50
  Liquidity and Capital Resources.........................................   52
Reconciliation to United States Genereally Accepted Accounting
 Principles...............................................................   53
  Oil and Gas Properties..................................................   53
  Accounting for Stock-Based Compensation.................................   54
  Escrowed Share Compensation Expense.....................................   55
  Comprehensive Income (Loss).............................................   55
  Supplement Cash Flow Disclosures........................................   55
  Derivative Instruments and Hedging Activities...........................   55
Principal Shareholders of Pendaries.......................................   56
Directors and Executive Officers of Pendaries.............................   57
Ultra Petroleum Corp......................................................   58
  The Company.............................................................   58
  Recent Developments.....................................................   58

  Description of Property..................................................  59
  Net Oil and Natural Gas Production, Average Price and Average Production
   Cost....................................................................  59
  Gross and Net Productive Wells...........................................  59
  Gross and Net Developed and Undeveloped Acres............................  60
  Exploratory Wells and Developed Wells....................................  60
  Estimated Net Quantities of Proved Reserves and Present Value of
   Estimated Future Net Reserves...........................................  61
  Legal Proceedings........................................................  61
Management's Discussion and Analysis of Financial Condition and Results of
 Operations of Ultra.......................................................  62
  General..................................................................  62
  Results of Operations....................................................  62
  Liquidity and Capital Resources..........................................  65
  Capital Expenditures.....................................................  65
Description of Ultra Capital Stock.........................................  66
  Common Shares............................................................  66
  Preferred Stock..........................................................  66
Principal Shareholders of Ultra............................................  67
Directors and Executive Officers of Ultra..................................  67
  Certain Relationships and Related Transactions...........................  68
Comparison of Shareholders' Rights.........................................  69
  Place of Meetings and Shareholders.......................................  69
  Dissent Rights of Shareholders...........................................  69
  Vote Required for Extraordinary Transactions.............................  70
  Calling a Shareholders' Meeting..........................................  70
  Oppression Remedy........................................................  70
  Derivative Action........................................................  71
  Director Qualifications..................................................  71
  Fiduciary Duties of Directors............................................  71
  Shareholder Voting Rights................................................  72
  Consent of Shareholders in Lieu of Meeting...............................  72
  Inspection Rights........................................................  72
  Pre-emptive Rights.......................................................  73
  Dividends and Repurchases of Shares......................................  73
  Amendments to Governing Instruments......................................  73
  Indemnification of Directors, Officers and Others........................  74
  Director Liability.......................................................  74
  Proposal of Shareholders.................................................  75
  Mandatory Solicitation of Proxies........................................  75
  Financial Assistance.....................................................  75
Canadian Federal Income Tax Considerations.................................  76
  Holders of Pendaries Common Shares Resident in Canada....................  76
  Holders of Pendaries Common Shares Not Resident in Canada................  77
U.S. Federal Income Tax Considerations for U.S. Holders....................  79
  Passive Foreign Investment Company Status................................  80
  The Exchange under the Arrangement.......................................  81
  Dissenting U.S. Holders..................................................  82
  Disposition of Ultra Common Shares.......................................  83
  Dividends................................................................  83
  Information Reporting and Backup Withholding.............................  84

Legal Matters...............................................................  84
Where You Can Find More Information.........................................  84
  Other Information about Pendaries--Documents Incorporated by Reference....  84
  Documents Available Without Charge from the Companies.....................  85
Other Matters...............................................................  85

 Appendices:
    Appendix A -- Arrangement Resolution for Pendaries Shareholders
    Appendix B -- Interim Order of The Court of Queen's Bench of New Brunswick
    Appendix C -- Notice of Application for Final Order
    Appendix D -- Arrangement Agreement
    Appendix E -- Plan of Arrangement
    Appendix F -- Fairness Opinion of Loewen, Ondaatje, McCutcheon Limited
    Appendix G -- New Brunswick Dissenters' Rights Provisions
    Appendix H -- Excerpt from Ultra Proxy Circular dated May 2, 2000
    Appendix I -- Ultra December 31, 1999 Form 20-F
    Appendix J -- Ultra June 30, 1999 Form 20-F
    Appendix K -- Ultra First, Second and Third Quarter Interim Financial
                  Statements for 2000
    Appendix L -- Opinion of Jenkens & Gilchrist, a Professional Corporation
                  Regarding Tax Matters
    Appendix M -- Opinion of Stikeman Elliott Regarding Tax Matters

                                    CURRENCY

   Unless otherwise indicated, all dollar amounts in this proxy statement are expressed in U.S. dollars. The following table shows the rates of exchange for a Canadian dollar per US$1 in effect at the end of certain periods. The high and low rates of exchange for the periods and the average rate of exchange for the periods are also shown. The average for the period was calculated by averaging the noon buying rate or noon spot rate, as applicable, on the last business day of each month during the period. All rates are based on the noon buying rate, certified by the Federal Reserve Bank of New York for customs purposes in New York City for cable transfers in Canadian dollars.

                            Year Ended December 31 (Canadian
                                        Dollars)              Nine Months Ended
                           ---------------------------------- -----------------
                                                                September 30,
                            1999   1998   1997   1996   1995        2000
                           ------ ------ ------ ------ ------ -----------------
High for the period....... 1.5302 1.5770 1.4398 1.3822 1.4238      1.5081
Low for the period........ 1.4440 1.4075 1.3357 1.3310 1.3285      1.4341
Average for the period.... 1.4827 1.4894 1.3893 1.3644 1.3689      1.4712
End of period............. 1.4440 1.5375 1.4288 1.3697 1.3655      1.5070

On December 1, 2000, the noon buying rate in Canadian dollars reported by the Federal Reserve Bank of New York was US$1 = Cdn$1.5387.

                             IMPORTANT INFORMATION

THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE AN OFFER OR SOLICITATION WOULD BE ILLEGAL.

IN DECIDING HOW TO VOTE, YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. NEITHER PENDARIES NOR ULTRA HAS AUTHORIZED ANY PERSON TO PROVIDE YOU WITH ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                               SUMMARY TERM SHEET

   This summary highlights selected information from this document and may not contain all of the information that is important to you. You should read this entire document carefully, including documents incorporated by reference and attached as appendices and the other documents to which this document refers to fully understand the arrangement. See "Where You Can Find More Information" on page 84.

The Companies

 Pendaries Petroleum Ltd.

   Pendaries Petroleum Ltd. was incorporated under the laws of Canada on August 29, 1996 and was continued under the laws of the Province of New Brunswick on September 9, 1996. We are a Houston-based independent oil and natural gas exploration company with interests in two oil concession blocks in the Bohai Bay, China. At September 30, 2000, we had eight employees in Houston, Texas and one employee in Beijing, China. Our corporate headquarters is located at 8 Greenway Plaza, Suite 910, Houston, Texas 77046 and our phone number is (713) 355-2900. For more information about Pendaries, see "Pendaries Petroleum Ltd." on page 49 and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Pendaries" on page 50.

 Ultra Petroleum Corp.

   Ultra Petroleum Corp. was incorporated on November 14, 1979 under the laws of the Province of British Columbia and continued on March 1, 2000 under the laws of the Yukon Territory. Ultra is an oil and natural gas exploration company which, since its inception, has derived 90% of its income from the sale of natural gas. The bulk of Ultra's natural gas leases are located in Wyoming. Ultra's corporate headquarters is located at 16801 Greenspoint Park Drive, Suite 370, Houston, Texas 77060 and its phone number is (281) 876-0120. Ultra has 14 full-time employees. For more information about Ultra, see "Ultra Petroleum Corp." on page 58 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 62.

The Proposed Arrangement

   The arrangement agreement provides for an arrangement in which each Pendaries common share will be exchanged for 1.58 Ultra common shares. After the arrangement is consummated, Pendaries will be a wholly-owned subsidiary of Ultra. The total number of Ultra common shares received by Pendaries shareholders will be equal to approximately 21% of the Ultra common shares outstanding immediately after the closing of the arrangement.

   The arrangement agreement is attached as Appendix D and the plan of arrangement is attached as Appendix E to this document. Please carefully read the arrangement agreement and the plan of arrangement. These documents are the legal documents that govern the arrangement, the principal element of which is an exchange of all outstanding Pendaries common shares for Ultra common shares.

The Pendaries Special Meeting and Shareholder Approval

  . Date, time, place: January 5, 2001, 10:00 a.m., local time, at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046.

  . You can vote at the Pendaries special meeting if you owned Pendaries common shares at the close of business on the day before the mailing of the proxy statement. The proxy statement is first being mailed on or about December 5, 2000.

  . Approval of the arrangement and the transactions contemplated by the arrangement agreement, including the share exchange, requires the affirmative approval of the holders of at least two-thirds of the shares voted at this meeting in person or by proxy, assuming there is a quorum of at least 25% of the shares.

  . The arrangement proposal must also be approved by the shareholders of Ultra. See "--The Ultra Special Meeting and Shareholder Approval" below. If the arrangement proposal is not approved by the shareholders of Ultra at their shareholder meeting scheduled for December 15, 2000, the special meeting of the Pendaries shareholders will be canceled.

  . As of December 1, 2000, Pendaries' directors and executive officers beneficially owned approximately 17.2% of the outstanding Pendaries common shares.

  . Our officers and directors have indicated that they intend to vote in favor of the arrangement proposal.

The Ultra Special Meeting and Shareholder Approval

  . Date, time, place: December 15, 2000, 10:00 a.m., local time, at Houston Marriott North, 255 North Sam Houston Parkway East, Houston, Texas 77060.

  . The arrangement must be approved, with or without variation, by more than 50% of the votes cast on that proposal by the holders of Ultra common shares at the meeting.

  . Ultra Holdings, Inc., which as of November 9, 2000 owned approximately 23% of the common shares of Ultra Petroleum Corp., has announced that it intends to vote against the arrangement proposal.

Fairness Opinion

   Loewen, Ondaatje, McCutcheon Limited, Hazelton Lanes, East Tower, 55 Avenue Road, Suite 250, Toronto, Ontario M5R 3I2, referred to in this proxy statement as "Loewen, Ondaatje," has acted as financial advisor to Pendaries in connection with the arrangement. Loewen, Ondaatje has provided its opinion to the special committee and the board of directors of Pendaries that, based upon and subject to the various considerations set forth in its opinion, the consideration offered by Ultra for the acquisition of the common shares of Pendaries pursuant to the arrangement is fair, from a financial point of view, to the holders of common shares of Pendaries. The special committee recommended to the board of directors of Pendaries that it approve the arrangement agreement and the transactions contemplated by the arrangement agreement and the board of directors of Pendaries unanimously recommends that Pendaries shareholders vote FOR the Pendaries arrangement resolution approving the arrangement.

Ultra and Pendaries Stock Prices

   As of October 13, 2000, the day the transaction was approved by our board of directors, Ultra's closing stock price on The Toronto Stock Exchange, referred to in this proxy statement as the "TSE," was Cdn$3.85 per share, or approximately US$2.54. On the same day, the Pendaries closing stock price on The American Stock Exchange, referred to in this proxy statement as "AMEX," was US$3.50 per share. We do not know how the stock price will compare on the closing date. Ultra's closing price on the TSE on December 1, 2000 was Cdn$3.50, or approximately US$2.28 per share. On December 1, 2000, Pendaries' closing stock price on AMEX was US$2.813 per share. See "Selected Comparative Per Share Data" on page 48 and "Comparative Market Data" on page 47 for information about the historical and pro forma share prices of Ultra and Pendaries.

Risk Factors

   There are certain risk factors that should be considered by you as a Pendaries shareholder in evaluating whether to approve the arrangement. These investment considerations relate both to the arrangement and an investment in Ultra common shares. See "Risk Factors" beginning on page 8.

Court Approval

   An arrangement under the Business Corporations Act (New Brunswick), referred to in this proxy statement as the "New Brunswick Act," requires approval by The Court of Queen's Bench of New Brunswick, referred to in this proxy statement as "The Court of Queen's Bench." Before mailing this proxy statement, we obtained the interim order of The Court of Queen's Bench providing for the calling and holding of our shareholders' special meeting and other procedural matters. Subject to the approval of the resolution relating to the arrangement by our shareholders at the special meeting, and the approval of the arrangement by the Ultra shareholders at the Ultra special meeting, the hearing in respect of the final order of The Court of Queen's Bench is scheduled to take place on or about January 12, 2001 at 12:00 noon (Saint John time) in The Court of Queen's Bench at 110 Charlotte Street, Saint John, New Brunswick. See "The Arrangement--Court Approval of the Arrangement and Completion of the Arrangement" on page 28.

Effective Time of the Arrangement

   The arrangement will be completed as soon as practicable after receipt of the requisite approvals from our shareholders, the Ultra shareholders and The Court of Queen's Bench and after all other conditions to the arrangement have been satisfied or waived. We currently expect that the effective time of the arrangement will occur on or about January 16, 2001. See "The Arrangement-- Court Approval of the Arrangement and Completion of the Arrangement" on page 28.

Stock Exchange Listings

   After the completion of the arrangement, if approved, you will be able to trade your Ultra common shares only on the TSE. The TSE has been notified of the proposed arrangement and has conditionally approved the listing of the Ultra common shares to be issued to our shareholders as part of the arrangement, subject to the satisfaction of the customary requirements of the TSE. The Pendaries common shares will cease trading on AMEX and the TSE on the effective date of the arrangement. See "The Arrangement--Consequences Under Securities Laws; Resale of Ultra Common Shares" on page 29.

Dissenters' Rights

   Pendaries shareholders who properly exercise their dissenters' rights will be entitled to be paid the fair value, as measured on the day preceding the special meeting, of their common shares by Pendaries. The dissent procedures require that a Pendaries shareholder who wishes to dissent must be a registered shareholder and must provide Pendaries with a written objection to the arrangement resolution either by delivering the written objection at the Pendaries special meeting to the chairperson of the meeting before the vote on the arrangement resolution or by delivering the written objection to Pendaries, c/o CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 968-2502 prior to 5:00 p.m. (Toronto time) on the business day immediately preceding the Pendaries special meeting, or any adjournment or postponement thereof. It is important that registered Pendaries shareholders strictly comply with this requirement or they will lose their rights. See "The Arrangement--Dissenters' Rights" on page 31.

Certain Tax Considerations for Pendaries Shareholders

   Pendaries shareholders should carefully read the information under "Canadian Federal Income Tax Considerations" beginning on page 76 and "U.S. Federal Income Tax Considerations For U.S. Holders" beginning on page 79. For a brief summary of these tax considerations, see "Special Factors--Certain Tax Considerations for Pendaries Shareholders" on page 20. You are urged to consult with your own tax advisor.

The Credit Agreement

   In addition to the arrangement agreement governing the arrangement, Ultra has entered into a credit agreement with our wholly-owned subsidiary, Sino-American Energy Corporation, as borrower, and Pendaries, as guarantor. Sino-American owns our Bohai Bay properties. Under the credit agreement Ultra has agreed to loan Sino-American up to $5.0 million between October 13, 2000 and either the closing of the arrangement with Ultra, the closing of a transaction with another party or December 31, 2001, whichever comes first. Sino-American may request to draw against the $5.0 million whenever its cash reserve would drop below $500,000 without the loan funds. Pendaries, as guarantor of the loan, has pledged all of the stock of Sino-American to Ultra to secure the loan. Therefore, a default under the credit agreement would result in the loss of all of the Sino-American stock and the loss of all of our assets. Ultra has the right to pay cash calls we are required to pay under the operating agreements governing the Bohai Bay properties if we are unable to pay them. If Ultra pays the cash calls, Ultra has the right to foreclose on these assets. As of December 1, 2000, we had borrowed $1,145,000 from Ultra under the credit agreement and we expect to draw an additional $500,000 on or about December 18, 2000.

                  QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT

   The following questions and answers highlight selected information regarding the transactions described in this proxy statement and may not contain all information that is important to you as you consider the merits of the transactions. For a more complete description of the terms of the transactions, please read this entire document carefully and the documents referred to in this proxy statement.

Q: What am I being asked to vote on at the special meeting?

A: You are being asked to approve the arrangement that provides for the exchange of Pendaries common shares for common shares of Ultra, resulting in Pendaries becoming a wholly-owned subsidiary of Ultra.

Q: What will I receive when the arrangement occurs?

A: You will receive 1.58 Ultra common shares for each Pendaries common share that you hold.

Q: Are there risks associated with the arrangement that I should consider in deciding how to vote?

A: Yes. There are risks associated with all business combinations, including the arrangement. You should be aware that the number of Ultra common shares that Pendaries shareholders will receive is fixed and will not change as the market prices of Pendaries common shares and Ultra common shares fluctuate in the period before the arrangement. Accordingly, the value of the Ultra common shares that Pendaries' shareholders will receive in return for their Pendaries common shares may be either less than or more than the current market price of those Ultra common shares. There are also a number of other risks that are discussed elsewhere in this document.

  Please read with particular care the more detailed description of the risks associated with the arrangement beginning on page 8.

Q: What will happen if the arrangement is not approved by the Pendaries or Ultra shareholders?

A: The arrangement will not occur, the $5.0 million available to Pendaries under its line of credit with Ultra is only expected to last through the end of the first quarter 2001, or possibly into the middle of the second quarter of 2001 and, unless Pendaries is able to find another source of funding, Ultra will be able to foreclose on our Bohai Bay properties upon payment by Ultra of a cash call or December 31, 2001, whichever comes first.

Q: When will the arrangement be complete?

A: We and Ultra are working to complete the arrangement as soon as possible after the special meeting. We expect to complete the arrangement in January 2001 if Pendaries and Ultra shareholders approve the arrangement at their respective meetings. After such shareholders approve the arrangement but before the arrangement can be consummated, a court in Canada must determine the fairness of the transaction to our shareholders.

Q: What will happen in the arrangement?

A: In the arrangement, Pendaries will become a wholly-owned subsidiary of Ultra.
   Pendaries shareholders will become Ultra shareholders and will own approximately 21% of the Ultra common shares that are outstanding after the arrangement. Current Ultra shareholders will own the remaining shares representing approximately 79% of the outstanding common shares of Ultra.

Q: What will happen to Ultra common shares in the arrangement?

A: Nothing. Each Ultra common share outstanding will remain outstanding as an Ultra common share.

Q: Will the Ultra common shares trade on an exchange after the arrangement?

A: The TSE has been notified of the proposed arrangement and has conditionally approved the listing of the Ultra common shares issued to our shareholders as part of the arrangement, subject to the satisfaction of the customary requirements of the TSE. The common shares in our company will cease trading on the effective date of the arrangement.

Q: How do I vote my shares?

A: After reading and considering the information contained in this document, you should fill out and sign your proxy card, then mail your completed signed proxy card in the enclosed return envelope as soon as possible so your shares can be voted at the special meeting of Pendaries shareholders.

  If you intend to vote to approve the arrangement, you should mark the box on the proxy card to indicate that you vote FOR the arrangement. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ARRANGEMENT.

  You should return your proxy card whether or not you intend to attend the special meeting. If you attend the special meeting and are a registered shareholder, you may revoke your proxy at any time before it is voted and vote in person.

Q: If I sign my proxy card, who will be voting my shares?

A: When you sign the proxy card, Robert E. Rigney or Bobby J. Fogle, both of whom are officers and directors of Pendaries, or an individual appointed by you are/is appointed as your representative(s) to vote your common shares at the meeting. At the meeting, Robert E. Rigney, Bobby J. Fogle or the individual appointed by you will vote your common shares as you instruct on your proxy card. If an issue comes up for vote at the meeting that is not on the proxy card, Robert E. Rigney, Bobby J. Fogle or the individual appointed by you will vote the common shares covered by your proxy card in their discretion.

Q: What if I don't vote?

A: If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted in favor of the arrangement and the transactions contemplated by the arrangement. If you fail to vote in any of the ways outlined in the proxy card, or if you fail to instruct your broker how to vote shares held for you in the broker's name, the effect will be that your shares will not be voted.

Q: Can I change my vote after I have mailed my proxy?

A: Yes. You may change your vote at any time before your shares are voted at the special meeting. You can do this either by (1) submitting to our corporate secretary or the chairman of the meeting a written notice of revocation or a completed later dated proxy card or (2) attending the special meeting and voting in person.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will not be able to vote your shares without instructions from you. You should follow directions provided by your broker to vote your shares.

Q: Should I send in my Pendaries share certificates now?

A: Yes. If you intend to vote for the arrangement, please send your Pendaries common share certificates with the letter of transmittal that accompanied this proxy statement. See "Procedures for Exchange of Share Certificates by Pendaries Shareholders" on page 32.

Q: Who pays the cost of soliciting the proxies?

A: Pendaries will pay the costs of this proxy solicitation. We will request banks, brokerage houses and other custodians, nominees, or fiduciaries holding common stock in their name to send proxy materials to, and obtain proxies from, their principals.

Q: To whom should I address questions?

A: If you have questions, you should contact our corporate secretary, Phil
   Henry, at (713) 355-2900.

                                  RISK FACTORS

   You should carefully consider the following risk factors before you decide whether to vote to approve the arrangement. You should fully review all of the information we have included in this proxy statement, its appendices and the documents incorporated by reference before casting your vote.

                       Risks Relating to the Arrangement

If both our shareholders and Ultra's shareholders do not approve the arrangement, we may not be able to find additional sources of capital and may not survive.

   In October 2000, we entered into a credit agreement to borrow up to $5.0 million from Ultra, secured by the stock of Sino-American, our wholly owned operating subsidiary. Sino-American owns our Bohai Bay properties. Under the terms of this credit agreement, if we do not close the arrangement with Ultra, the loan from Ultra has to be repaid in full by December 31, 2001. We currently estimate that we will have borrowed and used the full $5.0 million under the credit agreement by the end of the first quarter 2001, or possibly the middle of the second quarter of 2001. If the arrangement is not approved by both our shareholders and Ultra's shareholders before our cash is depleted, we would have to find another source of capital. We will still be obligated, however, to fund our share of the costs under the Bohai Bay operating agreements to retain our interests. If the arrangement does not occur, Ultra has no obligation to provide to us any funding in excess of the $5.0 million loan, and we believe that it is unlikely that we will be able to find an alternate source of financing. Under the terms of the credit agreement, Ultra has the right to pay cash calls we are required to pay under the operating agreements governing the Bohai Bay properties if we are unable to pay them. If Ultra pays the cash calls, Ultra has the right to foreclose upon these assets through foreclosure on the Sino-American shares. In addition, in the unlikely event that we are able to find an alternate source to fund a cash call, we would be in violation of the credit agreement, and Ultra would have the right to foreclose on the Bohai Bay properties. If we repay the loan to Ultra prior to a cash call, Ultra will not have the right to foreclose on our assets. However, our management has pursued various sources of capital since 1998, including public and private equity, long and short term loans and potential mergers. We believe it is highly unlikely that another source could be found on satisfactory terms. In the event another source could not be found, Ultra would have the right to foreclose on the stock of Sino-American and we would have to file bankruptcy. In that case, shareholders would be unable to sell their Pendaries common shares.

As a result of the fixed exchange ratio, the market value of Ultra common shares that Pendaries shareholders will receive may vary from the date that the arrangement agreement was entered into.

   The exchange ratio is a fixed ratio that will not be adjusted as a result of any increase or decrease in the price of either Pendaries common shares or Ultra common shares. The price of Ultra common shares at the time the arrangement is completed may be higher or lower than its price on the date of this document or on the date of a special meeting of Pendaries shareholders. Any change in the price of Ultra common shares will affect the value of the consideration you receive for your Pendaries common shares. The prices of Ultra and Pendaries common shares may be affected by:

  .  changes in the business, operations, or prospects of Pendaries or Ultra;

  .  market assessment of the benefits of the arrangement;

  .  the likelihood that the arrangement will be completed;

  .  regulatory considerations;

  .  oil and natural gas prices; and

  .  general market and economic conditions

Most of these factors are beyond our control.

   Because the arrangement will be completed only after special meetings of both Pendaries and Ultra shareholders and a subsequent court hearing on the fairness of the transaction, the price of the Ultra common shares on the date of the Pendaries special meeting may not be indicative of the price of Ultra common shares at the time the arrangement is completed. See "Comparative Market Data."

Uncertainties exist in integrating our companies' business operations.

   The arrangement transaction involves the integration of two companies that have previously operated independently. We cannot assure you that Ultra will be able to integrate our operations without encountering difficulties or that the benefits expected from the integration will be realized. Ultra will face a number of special risks in integrating our business, including:

  . the possibility that management may be distracted from regular business concerns by the need to integrate operations and accounting and information systems;

  . problems concerning assimilating and retaining the employees of the combined company; and

  .  potential adverse short-term or long-term effects on operating results.

                   U.S. Tax Risks Relating to the Arrangement

If a U.S. holder does not timely make a qualified election for U.S. federal income tax purposes, they will recognize gain, but not loss, on the exchange of Pendaries common shares for Ultra common shares under the arrangement.

   We believe that Pendaries will be classified as a Passive Foreign Investment Company, known as a "PFIC," for its current taxable year beginning on January 1, 2000. We also believe that the exchange of Pendaries common shares for Ultra common shares will qualify as a tax-free reorganization under U.S. law and that each U.S. holder will generally not recognize gain or loss on the exchange of Pendaries common shares solely for Ultra common shares but only if the U.S. holder timely makes a qualified election for U.S. federal income tax purposes to be currently taxable on such U.S. holder's pro rata share of Pendaries' ordinary earnings, excluding net capital gain, for each year at ordinary capital gain rates, and on net capital gain for each year at long-term capital gain rates. If a U.S. holder fails to make a timely election, the U.S. holder generally will recognize gain, but not loss, on the exchange of Pendaries common shares for Ultra common shares equal to the difference between the fair market value of the U.S. holder's Ultra common shares immediately after the exchange and the U.S. holder's basis in its Pendaries common shares exchanged therefor. See "U.S. Federal Income Tax Considerations for U.S. Holders--The Exchange Under the Arrangement." We have not asked, nor do we intend to ask, for a ruling from the IRS that the exchange will qualify as a tax-free reorganization. There is always a risk that the IRS' interpretation of the reorganization transaction could be unfavorable. Dissenters to the exchange under the arrangement are subject to special U.S. tax treatment.

If the IRS determines that Pendaries was a Passive Foreign Investment Corporation prior to January 1, 2000, a U.S. holder having a holding period in Pendaries common shares beginning prior to January 1, 2000 might be required to recognize ordinary income, if any, on the exchange of Pendaries common shares for Ultra common shares and an interest charge would be imposed.

   We believe that Pendaries was not a PFIC prior to January 1, 2000. If the IRS determines Pendaries was a PFIC prior to January 1, 2000, a U.S. holder having a holding period in Pendaries common shares beginning prior to January 1, 2000 might be required to recognize ordinary income, if any, on the exchange under the arrangement and an interest charge would be imposed on taxes deemed deferred by the U.S. holder. We have not asked, and do not intend to ask, for a ruling from the IRS addressing whether Pendaries was a PFIC prior to January 1, 2000. In addition, we have not asked for a tax opinion as to whether each individual U.S. holder would be subject to this tax. There is always a risk that the IRS could determine that Pendaries was a PFIC prior to January 1, 2000 or that any individual U.S. holder would be subject to this tax. For a more detailed explanation of the tax consequences to U.S. holders under the PFIC rules, read the discussion under "U.S. Federal Income Tax Considerations for U.S. Holders."

                       Risks Relating to Ultra's Business

Ultra may continue to incur significant costs and may not be able to realize a significant portion of the value of its properties due to environmental factors.

   In 1998, the United States Bureau of Land Management, the "BLM," initiated an Environmental Impact Study, or "EIS," for Ultra's Pinedale Anticline area in the Green River Basin of Wyoming. An EIS evaluates the effects an industry's activities will have on the environment in which the activity is proposed. The EIS encompasses approximately 200,000 gross acres north of the Jonah Field, where most of Ultra's exploration and development is taking place. The EIS includes an analysis of the geological and reservoir characteristics of the area plus environmental studies related to wildlife, surface use, and socio-economic and air quality issues. On July 27, 2000, the BLM issued its Record of Decision, or "ROD," with respect to the final EIS, which allows for the drilling of 700 producing surface locations within the EIS areas. The ROD/EIS does not authorize the drilling of particular wells; rather, Ultra must submit applications to the BLM's Pinedale field manager for permits to drill and for other required authorizations, such as rights-of-ways for pipelines, for each specific well or pipeline location. Development activities in the Pinedale Anticline area, as on all federal leaseholds, remain subject to regulatory agency approval. In making its determination on whether to approve specific drilling or development activities, the BLM applies the requirements outlined in the ROD/EIS.

   The ROD/EIS imposes limitations and restrictions on activities in the Pinedale Anticline area and proposes mitigation guidelines, standard practices for industry activities and best management practices for sensitive areas. The ROD/EIS also provides for annual reviews to compare actual impacts to what was projected in the EIS and to make any adjustments in mitigation if necessary. The review team is comprised of operators, local residents and other affected persons. The BLM's field manager may also impose additional limitations and mitigation measures as is deemed reasonably necessary to mitigate the impacts of drilling and production operations in the area.

   To date, Ultra has been required to expend significant resources in order to satisfy applicable environmental laws and regulations in the Pinedale Anticline area and other areas of operation under the jurisdiction of the BLM, and it is expected that Ultra's costs of complying with these regulations will continue to be substantial. Compliance costs under the ROD/EIS and any revisions to the ROD/EIS could become material. In addition, any additional limitations and mitigation measures could increase production costs further, delay exploration, development and production activities or curtail exploration, development and production activities altogether.

Environmental and other governmental regulations may materially increase costs and reduce future net revenues.

   Ultra's operations are subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. These laws and regulations may:

  .  require that Ultra acquire permits before commencing drilling;

  . restrict the substances that can be released into the environment in connection with drilling and production activities;

  . limit or prohibit drilling activities on protected areas such as wetlands or wilderness areas; and

  . require remedial measures to mitigate pollution from former operations, such as plugging abandoned wells.

   Under these laws and regulations, Ultra could be liable for personal injury and clean-up costs and other environmental and property damages, as well as administrative, civil and criminal penalties. Ultra maintains limited insurance coverage for sudden and accidental environmental damages, but does not maintain insurance coverage for the full potential liability that could be caused by sudden and accidental environmental damages. Accordingly, Ultra may be subject to liability or may be required to cease production from properties in the event of environmental damages.

   A significant percentage of Ultra's operations are conducted on public lands. These operations are subject to a variety of on-site security regulations as well as other permits and authorizations issued by the BLM, the Wyoming Department of Environmental Quality and other agencies. A portion of Ultra's acreage is affected by winter lease stipulations that prohibit exploration, drilling and completing activities generally from November 15 to May 15, but do allow production activities all year round. To drill wells in Wyoming, Ultra is required to file an Application for Permit to Drill with the Wyoming Oil and Gas Commission. Drilling on acreage controlled by the federal government requires the filing of a similar application with the BLM. These permitting requirements may adversely affect Ultra's ability to complete its drilling program at the cost and in the time period currently anticipated. On large-scale projects, lessees may be required to perform environmental impact statements to assess the environmental impact of potential development, which can delay project implementation and/or result in the imposition of the environmental restrictions that could have a material impact on cost or scope.

A significant portion of Ultra's drilling program must be suspended during the winter in Wyoming, and its production may be interrupted by severe weather, causing delays and increasing the cost of operations.

   Ultra's operations are conducted principally in the Rocky Mountain region. The weather in this region can be extreme and may cause interruption in Ultra's exploration and production operations. Moreover, severe weather can result in damage to facilities, entailing longer operational interruptions and significant capital investment. Likewise, Ultra's Rocky Mountain operations are subject to disruption from winter storms and severe cold fronts which can limit operations involving fluids and impair access to Ultra's facilities.

Ultra invests heavily in exploration, which is riskier than acquisition of already producing properties.

   Ultra historically invests a significant portion of its capital budget in drilling exploratory wells in search of unproved oil and natural gas reserves. The exploratory wells drilled by Ultra may not be productive and Ultra may not recover all or any portion of its investments. To increase the chances for exploratory success, Ultra often invests in seismic or other geoscience data to assist it in identifying potential drilling objectives. Additionally, the cost of drilling, completing and testing exploratory wells is often not known at the time of Ultra's initial investment. Depending on complications encountered while drilling, the final cost of the wells may significantly exceed that which Ultra originally estimates.

A fall in natural gas prices could have a significant negative impact on Ultra's financial results.

   Ultra derives its revenue principally from the sale of natural gas. As a result, Ultra's revenues are determined, to a large degree, by prevailing natural gas prices. Ultra sells the majority of its natural gas in the open market at prevailing market prices, or pursuant to market price contracts. The market price for natural gas is dictated by supply and demand, and Ultra cannot predict or control the price it receives for its natural gas. Moreover, market prices for natural gas vary significantly by region. For example, natural gas in the Rocky Mountain region, where Ultra produces most of its natural gas, historically sells for less than natural gas in the Midwest and Northeast. Accordingly, Ultra's income and cash flows will be greatly affected by changes in natural gas prices and by regional pricing differentials. Ultra will experience reduced cash flows and may experience operating losses when natural gas prices are low. Under extreme circumstances, Ultra's natural gas sales may not generate sufficient revenue to meet Ultra's, and, on a post-arrangement basis, the combined companies', financial obligations and fund planned capital expenditures. Moreover, significant price decreases could negatively affect Ultra's reserves by reducing the quantities of reserves that are recoverable on an economic basis, necessitating write downs to reflect the realizable value of the reserves in the low price environment.

Loss of the services of Ultra's management could harm Ultra and its ability to raise needed capital.

   Ultra depends, and will continue to depend for the foreseeable future, on the services of its executive officers, particularly Michael D. Watford. Mr. Watford has extensive experience in successfully raising capital in the capital markets, which is a critical element in Ultra's future. Ultra could be adversely affected if it were to lose his services. Ultra has an employment agreement with Mr. Watford which began February 1, 1999 and has an initial three year term. After the first three year term, the contract renews automatically for successive one year terms unless either side gives a termination notice at least 90 days before the end of any term.

Ultra may not be able to replace reserves.

   Ultra's future success, and, if the arrangement is consummated, the success of Ultra and Pendaries combined, depends upon the ability to find, develop and acquire oil and natural gas reserves that are economically recoverable. As a result, Ultra must locate and develop or acquire new oil and natural gas reserves to replace those being depleted by production. Ultra must do this even during periods of low oil and natural gas prices when it is difficult to raise the capital necessary to finance these activities. Without successful exploration or acquisition activities, Ultra's reserves, production and revenues will decline rapidly. Ultra may not be able to find and develop or acquire additional reserves at an acceptable cost.

Factors beyond Ultra's control affect its ability to market oil and natural gas.

   The ability to market oil and natural gas depends on numerous factors beyond Ultra's control. These factors include:

  .  the extent of domestic production and imports of oil and natural gas;

  .  the proximity of natural gas production to natural gas pipelines;

  .  the availability of pipeline capacity;

  .  the demand for oil and natural gas by utilities and other end users;

  .  the availability of alternative fuel sources;

  .  the effects of inclement weather;

  .  state and federal regulations of oil and natural gas marketing; and

  . federal regulation of natural gas sold or transported in interstate commerce.

Because of these factors, Ultra may be unable to market all of the oil and natural gas it produces, including, on a post-arrangement basis, oil and natural gas that may be produced from the Bohai Bay properties. In addition, it may be unable to obtain favorable prices of the oil and natural gas it produces.

As a result of drilling and operating risks, Ultra may not be able to discover or economically produce oil and natural gas.

   Ultra's oil and natural gas operations, including its operations on a post-arrangement basis, are subject to all of the risks and hazards typically associated with drilling for, and production and transportation of, oil and natural gas. These risks include the necessity of spending large amounts of money for identification and acquisition of properties and for drilling and completion of wells. In the drilling of exploratory or development wells, failures and losses may occur before any deposits of oil or natural gas are found. The presence of unanticipated pressure or irregularities in formations, blow-outs or accidents may cause such activity to be unsuccessful, resulting in a loss of Ultra's investment in such activity. If oil or natural gas is encountered, it may not be produced in economic quantities sufficient to justify the cost of continuing operations or it can be marketed satisfactorily.

The drilling plans described in this proxy statement are subject to change.

   This proxy statement includes descriptions of Ultra's and Pendaries' future drilling plans with respect to their prospects. A prospect is a property on which Ultra's or Pendaries' geoscientists have identified what they believe, based on available seismic and geological information, to be indications of hydrocarbons. Ultra's and Pendaries' prospects are in various stages of review. Whether Ultra ultimately drills a prospect, including, on a post-arrangement basis, prospects currently identified by Pendaries, may depend on the following factors:

  .  receipt of additional seismic data or reprocessing of existing data;

  .  material changes in oil and natural gas prices;

  .  the costs and availability of drilling equipment;

  . success or failure of wells drilled in similar formations or which would use the same production facilities;

  .  availability and cost of capital;

  .  changes in the estimates of costs to drill or complete wells;

  . Ultra's ability to attract other industry partners to acquire a portion of the working interest to reduce exposure to costs and drilling risks;

  .  decisions of Ultra's joint working interest owners; and

  .  restrictions imposed by the BLM.

Ultra will continue to gather data about its prospects, and additional information may cause Ultra to alter its drilling schedule or determine that a prospect should not be pursued at all.

Because of the concentration of Ultra's oil and natural gas operations, Ultra may be subject to risks other oil and natural gas companies are not exposed to.

   Ultra's core assets, and the focus of its oil and natural gas operations, are in the Green River Basin of southwest Wyoming on its land position of 271,966 gross acres covering an area of approximately 425 square miles. Since 1998, and continuing through fiscal 2000, nearly all of Ultra's drilling activity has occurred, and will continue to occur, in the Green River Basin. Ultra's concentration in this area, while considered a competitive advantage by Ultra, entails risks as well. These risks include non-diversification of Ultra's resources, exploration risks that are inherent in deep, tight natural gas resources, such as highly complex drilling and completion procedures that must be carefully executed, as well as significant environmental regulations and oversight by regulatory authorities in the Green River Basin. If the arrangement is consummated, Ultra's assets will be slightly more diversified. The arrangement and resulting acquisition of Pendaries and the Bohai Bay properties may not mitigate the effects of the concentration of Ultra's oil and natural gas operations.

Ultra may be unable to raise capital necessary to replace reserves and conduct exploration and development activities.

   Ultra's continued ability to explore and develop its properties, including, on a post-arrangement basis, the Bohai Bay properties, and to replace reserves depends upon its continued ability to raise significant additional capital. Some of these arrangements could be expensive to Ultra. Ultra may not be able to raise additional capital because of factors such as the market demand for its securities, the state of financial markets for independent oil companies, including the markets for debt, oil and natural gas prices and general market conditions. See "Ultra Petroleum Corp.--Management's Discussion and Analysis of Financial Condition and Results of Operations of Ultra" for a discussion of Ultra's capital budget and "Pendaries Petroleum Ltd.--Management's Discussion and Analysis of Financial Condition and Results of Operations of Pendaries" for a discussion of Pendaries' capital budget.

One of Ultra's directors may have a conflict of interest in connection with Ultra's operations.

   Mr. John Hislop is a Director of Gemini Energy Corp. Gemini and Ultra are partners with varying working interests in three prospects in the Green River Basin, Sublette County, Wyoming. Mr. Hislop is engaged and will continue to be engaged in the search for oil and natural gas and oil and natural gas properties on behalf of entities outside of Ultra, and situations may arise where he will be in direct competition with Ultra and, on a post-arrangement basis, the combined companies.

Ultra follows the full cost method of accounting, which could result in a charge to earnings.

   Ultra follows the full cost method of accounting for its oil and natural gas properties. Under such method, the net book value of Ultra's properties, less related deferred income taxes, may not exceed a calculated "ceiling." The ceiling is the estimated after tax future net revenues from proved oil and natural gas properties, discounted at 10% per year. In calculating discounted future net revenues, oil and natural gas prices in effect at the time of the calculation are held constant, except for changes which are fixed and determinable by existing contracts. The net book value is compared to the ceiling on a quarterly basis. The excess, if any, of the net book value above the ceiling is required to be written off as an expense. Under SEC full cost accounting rules, any write-off recorded may not be reversed even if higher oil and natural gas prices increase the ceiling applicable to future periods. Future price decreases could result in reductions in the carrying value of such assets and an equivalent charge to earnings.

                     Risks Relating to Pendaries' Business

Because of Kerr-McGee's control over the Bohai Bay project, the pace of exploration it sets could affect when and if production commences and ultimately might strain our capital resources or delay the project or force all working interest owners to sell their interest in the property.

   Because we are not the operator and hold only a minority interest of 18.2% in one block and 15% in the other block, we cannot control the pace of exploration or development in our Bohai Bay properties or major decisions affecting drilling of wells or the plan for development and production, although contract provisions give us consent rights in some matters. Kerr-McGee's influence over these matters can affect the pace at which we spend money on this project. If Kerr-McGee loses interest in this project, then unless the Bohai Bay properties are sold to another party, the pace of development of the blocks could slow down or stop altogether and the blocks may never be developed. We do not have sufficient funds to purchase Kerr-McGee's interests in these blocks if they were offered to us. On the other hand, if Kerr-McGee decides to accelerate development of this project, we could be required to provide cash to meet our share of costs at a faster pace than anticipated, which might exceed our ability to raise funds. If, because of this, we were unable to pay our share of costs, we could lose or be forced to sell our Bohai Bay properties. If the arrangement is consummated, Ultra will succeed to our non-operator interest and will likewise be unable to control the development and operation of the Bohai Bay properties. If the properties owned by Kerr-McGee were offered to Ultra, Ultra may not have sufficient funds to acquire them or Ultra may not be able to pay its share of costs to operate the properties.

If our estimates of the quantities of hydrocarbons in our reserve estimates prove to be too high, or if oil prices fall appreciably, development of our two Bohai Bay properties might become uneconomic.

   Our exploration and development activities in the Bohai Bay involve two very large blocks, with most of the exploration and development activity in the area being undertaken by companies that are many times larger than we are. The costs of exploration and development are very large, requiring over $200 million to be paid by all the working interest owners before the first cash flow is expected and significant additional amounts before positive cash flow is expected. The very substantial nature of these costs requires large quantities of reserves to justify building production facilities. If our estimates of the quantities of reserves prove to be too high, then revised lower estimates may mean that the project cannot be completed economically, which might lead us or Kerr-McGee to abandon the projects.

   World oil prices have been extremely volatile in recent years. The high current prices for oil follow prices at their lowest level in over a decade in the third quarter of 1998 that remained at depressed levels through much of 1999. While the estimated profitability of our development of the Bohai Bay properties does not depend on oil prices remaining at current levels, if oil prices dropped to levels seen in late 1998, the economic viability of the project could be called into question and the project could be put on hold or canceled.

   The determination that the Bohai Bay properties cannot be economically developed would likely result in Pendaries' bankruptcy and, on a post-arrangement basis, could have a material adverse effect on Ultra. In addition, if the arrangement is consummated, Ultra may not be capable of funding its share of the operating costs.

Political, economic or international factors affecting China could lead to a hostile investment climate, resulting in loss of our economic interests in the Bohai Bay or unwillingness of third parties to invest in us.

   Ownership of property interests and production operations in areas outside the United States are subject to various risks inherent in foreign operations. These risks may include:

  .  currency restrictions and exchange rate fluctuations;

  . loss of revenue, property and equipment as a result of expropriation, nationalization, war or insurrections;

  .  increases in taxes and governmental royalties;

  . renegotiation of contracts with governmental entities and quasi-governmental agencies;

  . change in laws and policies governing operations of foreign based companies;

  .  labor problems; and

  . other uncertainties arising out of foreign government sovereignty over our international operations.

   Tensions between China and its neighbors or various Western countries, especially the United States, changes in internal Chinese leadership, social or political disruptions within China, a downturn in the Chinese economy, or a change in Chinese laws or attitudes toward foreign investment could make China an unfavorable environment in which to invest. Although all the foreign interest owners in the Bohai Bay properties have the right to sell production in the world market, the regulation of the concession by China, and the possible participation by China National Offshore Oil Company or "CNOOC" as a large working interest owner, make Chinese internal and external affairs important to our investment in the Bohai Bay. If any of these negative events were to occur, it could lead to a decision that there is an intolerable level of risk in continuing with the investment, or we may be unable to attract equity investors or lenders, or satisfy any then existing lenders.

   In addition, in the event of a dispute arising from foreign operations, we may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdiction of the courts of the United States.

There are operating risks specific to offshore drilling that could lead to financial losses or failure.

   Offshore operations, such as our Bohai Bay properties, are subject to a variety of operating risks specific to the marine environment, such as capsizing, collisions and/or loss from typhoons or other adverse weather conditions. These conditions can cause substantial damage to facilities and interrupt production. As a result, we could incur substantial liabilities that could result in financial losses or failure.

Our operations could be shut down if we violate environmental laws or suffer an environmental accident.

   Although we believe our operations in China comply with applicable environmental regulations, those regulations may change or become more stringent. We could suffer an accident or environmental contamination that could lead to severe financial penalties, causing us to shut down our operations for significant periods of time, thus resulting in financial losses or loss of our interest.

                         Risks Relating To Our Industry

Oil and natural gas prices have become increasingly volatile and significant declines adversely affect financial results and condition.

   Prices for oil and natural gas have become increasingly volatile, illustrated most recently by the significant declines and low prices experienced during the second half of 1998 and early 1999. Natural gas prices affect Ultra more than oil prices, as natural gas has comprised over 90% of Ultra's production since its inception. On the other hand, Pendaries' reserves in the Bohai Bay are principally oil reserves. A significant decline in oil and natural gas prices would have the following negative effects:

  . cash flows would be reduced, decreasing funds available for capital expenditures employed to replace reserves or increase production;

  . certain reserves would be no longer economic to produce, leading to both lower proved reserves and cash flow;

  . lenders could reduce the borrowing base under credit facilities because of lower oil and natural gas reserve values, reducing liquidity and possibly requiring mandatory loan repayments; and

  . access to other sources of capital, such as equity or long-term debt, could be severely limited or unavailable in a low price environment.

Consequently, revenues and earnings would suffer. Most of the factors which affect price volatility are beyond our control, such as demand, worldwide economic conditions, weather conditions, supply levels, import prices, political conditions in major oil producing regions, especially the Middle East, and actions taken by OPEC.

Operating hazards and uninsured risks can lead to substantial losses.

   Oil and natural gas exploration involves a high degree of risk. Although Ultra as well as the operators of Pendaries' and Ultra's properties carry insurance to cover the costs of accidents, such insurance may not be sufficient to cover all losses, including:

  .  severe injuries or death to workers;

  . damage to or loss of formations, which is usually not covered by insurance and which losses sometimes cannot be recovered;

  . significant increases in the costs of drilling due to accidents such as losing tools in the hole, downhole fires, blowouts or cratering of the hole; and

  . uncontrolled flow of oil or natural gas, pollution, and mistakes in drilling which increase costs or result in lowered productivity and profitability from a well or wells.

You should not place undue reliance on reserve information because reserve information represents estimates.

   The financial statements included or incorporated by reference in this report contain estimates of Ultra's and Pendaries' oil and natural gas reserves and the discounted future net revenues from those reserves. There are numerous uncertainties inherent in estimating quantities of proved oil and natural gas reserves, including many factors beyond the control of Ultra and Pendaries. Those estimates are based on several assumptions that the United States Securities and Exchange Commission, or the "SEC," requires oil and natural gas companies to use including, for example, constant oil and natural gas prices. Such estimates are inherently imprecise indications of future net revenues. Actual future production, revenues, taxes, operating expenses, development expenditures and quantities of recoverable oil and natural gas reserves might vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the estimated quantity and value of reserves. In addition, reserves might be subject to revisions based upon future production, results of future exploration and development, prevailing oil and natural gas prices and other factors. Moreover, estimates of the economically recoverable oil and natural gas reserves, classifications of such reserves, and estimates of future net cash flows, prepared by different engineers or by the same engineers at different times, may vary substantially. Information about reserves constitutes forward-looking information. See "Forward-Looking Statements."

Competitive industry conditions may negatively affect our ability to conduct operations.

   The oil and natural gas industry is highly competitive. Ultra and Pendaries compete in the areas of property acquisitions and the development and production of oil and natural gas with major oil companies and other independent oil and natural gas concerns, as well as with individual producers and operators. Many of these competitors have substantially greater financial and other resources than Ultra or Pendaries and, on a post-arrangement basis, the combined companies.

                           FORWARD-LOOKING STATEMENTS

   This proxy statement includes forward-looking statements. Forward-looking statements use forward-looking terms such as "believe," "expect," "may," "intend," "will," "project," "budget," "should," or "anticipate" or other similar words. These statements discuss "forward-looking" information such as:

  .  future availability of capital, cash flow and borrowings;

  .  estimated crude oil and natural gas reserves;

  .  pursuit of potential future acquisitions or drilling opportunities;

  .  anticipated capital expenditures and budgets;

  .  future production of crude oil and natural gas;

  .  business strategies;

  .  future liquidity; and

  .  expected benefits as a result of the arrangement.

   These forward-looking statements are based on assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks which could affect the future results of the combined company following the arrangement, including the following:

  .  fluctuations of the prices received or demand for oil and natural gas;

  . uncertainty of drilling pace and results, reserve estimates and reserve replacement;

  .  operating hazards attendant to the oil and natural gas business;

  .  acquisition risks;

  .  unexpected substantial variances in capital requirements;

  .  environmental matters;

  .  climatic conditions;

  .  competition; and

  .  general economic and business conditions.

   Other factors that could cause actual results to differ materially from those anticipated are discussed in our and Ultra's periodic filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 1999 and Ultra's Forms 20-F for the year ended June 30, 1999 and the period ended December 31, 1999.

   When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this proxy statement. We will not update these forward-looking statements unless the securities laws require us to do so.

                                SPECIAL FACTORS

Purpose of the Transaction

   The purpose of the transaction is to structure a viable going concern business combination which results in a viable combined company, to preserve our assets, including a continued interest in the Bohai Bay properties, and to avoid running out of funds to develop properties.

Alternatives Considered

   Because of our limited cash resources, our board of directors determined in June 1999 to investigate potential merger options as well as raising additional capital. During 1999 and 2000, we explored numerous financing alternatives, including public and private equity sales, long or short-term loans and mergers with various potential partners. All but one of these efforts, the arrangement with Ultra, failed to produce a transaction that our board of directors believed would benefit our shareholders.

Reasons for the Transaction

  . the likelihood that in the absence of this or another transaction, we will run out of cash by the end of the first quarter 2001, or possibly the middle of the second quarter of 2001 and therefore will lose our assets and have to file for bankruptcy;

  . Ultra's access to additional cash through its unused line of credit and its positive cash flow from its existing properties, which can be used to fund the ongoing exploration costs of our Bohai Bay properties;

  . the combined companies greater access to additional cash and to the capital markets to fund operating costs and future growth;

  . the ability of our shareholders to continue to participate in a widely held public company which has a larger market capitalization and greater liquidity than we do;

  . the ability of our shareholders to have a continued interest in the Bohai Bay properties, as well as an interest in the properties that Ultra currently holds;

  . the views of our financial advisers and management as to the lack of prospects for other acquirers that might enter into a transaction that would result in more value to our shareholders; and

  . the history of success of Ultra's chief executive officer, Michael Watford, as the chief executive officer of a much larger public company, Nuevo Energy Company, providing important access to and credibility with investment analysts and institutional investors.

   Our board of directors realizes that there are risks associated with the arrangement, including those referenced under "Risk Factors." However, our board of directors believes that the positive factors should outweigh those risks.

Effects of the Proposed Arrangement and Directors and Officers After Closing

   After the arrangement is consummated, Pendaries will be a wholly-owned subsidiary of Ultra. The total number of Ultra common shares received by Pendaries shareholders will be equal to approximately 21% of the Ultra common shares outstanding immediately after the closing of the arrangement. While the arrangement will result in the dilution of our shareholders' interest in our existing assets, our shareholders will also gain an interest in the properties that Ultra currently holds. The arrangement will result in a widely-held public company with a larger market capitalization and greater liquidity than Pendaries.

   Following completion of the arrangement, the senior management of Ultra will consist of Michael Watford as Chairman, CEO and President, Bobby J. Fogle, currently Pendaries' Vice-President, Finance, as Vice-

President, Accounting and Fox Benton, III as Vice-President, Finance. Robert E. Rigney and Frederic A. Tietz will serve as consultants to Ultra. The arrangement agreement requires Ultra to use its best efforts to enter into employment agreements with Mr. Fogle, Urich Ho and Philip R. Henry and consulting agreements with Messrs. Rigney and Tietz. In addition, upon completion of the arrangement, Mr. Rigney will be appointed as a director of Ultra, and if expansion of the size of the Ultra board of directors is approved by Ultra's shareholders, a second current member of the Pendaries board of directors will be nominated for election as a director of Ultra.

Certain Tax Considerations for Pendaries Shareholders

   Pendaries shareholders should carefully read the information under "Canadian Federal Income Tax Considerations" and "U.S. Federal Income Tax Considerations For U.S. Holders," which qualifies the information set forth below. You are urged to consult with your own tax advisor.

Canada

 Holders of Pendaries Common Shares Resident in Canada

   Generally, a holder of Pendaries common shares who exchanges Pendaries common shares for Ultra common shares, who is resident in Canada for the purposes of the Tax Act and any applicable tax treaty, and who holds those Pendaries common shares as capital property, will not realize any capital gain or capital loss by virtue of that exchange unless such holder chooses to report any portion of that capital gain or capital loss in that holder's income tax return filed for the taxation year in which the exchange occurs.

 Holders of Pendaries Common Shares not Resident in Canada

   Generally, a holder of Pendaries common shares who exchanges Pendaries common shares for Ultra common shares, who is not resident in Canada for the purposes of the Tax Act and any applicable tax treaty, and who holds those Pendaries common shares as capital property and does not hold such shares in connection with carrying on a business in Canada, will not be subject to Canadian tax in respect of the exchange unless those Pendaries common shares constitute "taxable Canadian property" to that holder and such holder chooses to report any portion of that capital gain or capital loss in that holder's Canadian income tax return filed for the taxation year in which the exchange occurs.

 United States

   A U.S. holder generally will not recognize gain or loss on the exchange under the arrangement of Pendaries common shares solely for Ultra common shares if the U.S. holder makes a timely qualified election to be currently taxable on such U.S. holder's pro rata share of Pendaries' ordinary earnings, excluding net capital gain, and net capital gain for each year at ordinary and long-term capital gain rates, respectively. A U.S. holder generally will recognize gain, but not loss, on the exchange of Pendaries common shares solely for Ultra common shares under the arrangement equal to the difference between the fair market value of the U.S. holder's Ultra common shares immediately after the exchange and the U.S. holder's basis in its Pendaries common shares exchanged therefor if the U.S. holder does not make a timely election. Any gain recognized will generally be allocated ratably to all days in the U.S. holder's holding period for the common shares. Any amount allocated to the current tax year of the U.S. holder and any period in the U.S. holder's holding period before the first day of the first tax year of Pendaries for which it was a PFIC is includible in the U.S. holder's gross income as ordinary income in the current tax year. Any amount allocated to each other period is includible in the U.S. holder's current tax year gross income as ordinary income, subject to tax at the highest marginal tax rate applicable to the U.S. holder in the year such income was so attributed, and subject to an interest charge on taxes deemed deferred by such U.S. holder. Dissenters to the exchange under the arrangement are subject to special U.S. tax treatment.

Fairness of the Transaction

   We believe that the arrangement is fair to our shareholders. The factors upon which this belief is based, giving no particular weight to any factor, are as follows:

  . the consideration offered to our shareholders in connection with the arrangement, valued as of October 13, 2000, the effective date of the arrangement agreement, at US$4.01 per 1.58 Ultra common shares, based on the closing price for Ultra common shares on the TSE on that date represented a premium of approximately 15% over our closing price of US$3.50 on October 13, 2000 on AMEX for a Pendaries common share, and a premium of approximately 31% over the average closing price on AMEX for the 10 days preceding the date the arrangement agreement was entered into;

  . the opinion of Loewen, Ondaatje dated October 13, 2000 that the consideration payable under the arrangement is fair, from a financial point of view, to our shareholders;

  . a special committee composed of three independent directors believes that the arrangement is fair to our shareholders;

  . our board of directors believes the terms of the arrangement are fair to our shareholders;

  . the safeguards for ensuring that the arrangement is fair, as it must be approved by a special resolution passed by not less than two-thirds of the votes cast at the special meeting by our shareholders, and by The Court of Queen's Bench which will consider, among other things, the fairness of the arrangement to our shareholders;

  . the ability of Canadian and U.S. holders of our common shares who hold their common shares as capital property to exchange their Pendaries common shares for Ultra common shares under the arrangement on a tax-deferred basis under Canadian and U.S. federal income tax legislation. See "Canadian Federal Income Tax Considerations" and "U.S. Federal Income Tax Considerations for U.S. Holders" elsewhere in this proxy statement; and

  . the reasons set forth above under "--Reasons for the Transaction," which were also weighed in determining the fairness of the transaction.

   The foregoing discussion of the information and factors considered by our board of directors sets out the material factors considered by our board of directors. In reaching the determination to approve and recommend the arrangement, our board of directors did not assign any relative or specific weights to the foregoing factors which were considered, and individual directors may have given different weights to different factors. Our board of directors is, however, unanimous in its recommendation to our shareholders that the arrangement resolution be approved at the meeting. See also, "The Arrangement--Reasons for the Transaction and Recommendation of our Board of Directors."

Independent Director Approval

   The special committee of three independent directors, after interviewing two investment banking firms, engaged Loewen, Ondaatje as its financial advisor. Loewen, Ondaatje rendered its opinion that the consideration being offered under the arrangement was fair, from a financial point of view, to our shareholders. Based on the financial advice provided by Loewen, Ondaatje and the analysis and work previously performed by the special committee, the special committee unanimously concluded that the arrangement was fair to our shareholders and in our best interests and unanimously recommended that our board of directors authorize us to enter into the proposed arrangement agreement. The special committee did not retain an unaffiliated representative to act solely on behalf of our shareholders for purposes of negotiating the terms of the arrangement or preparing a report concerning the fairness of the arrangement.

Shareholder Approval

   Approval of the arrangement and the transactions contemplated by the arrangement agreement, including the share exchange, requires the affirmative approval of the holders of at least two-thirds of the shares of Pendaries voted at the special meeting in person or by proxy, assuming there is a quorum of at least three persons present in person or by proxy holding not less than 25% of our outstanding shares. The arrangement is not structured so that approval of at least a majority of unaffiliated shareholders is required.

   The arrangement must also be approved by more than 50% of the votes cast by the holders of Ultra common shares, present or voting by proxy at their meeting. Ultra Holdings, Inc., which as of November 9, 2000 owned approximately 23% of Ultra's common shares, has announced that it intends to vote against the arrangement proposal.

Fairness Opinion of Loewen, Ondaatje, McCutcheon Limited, Pendaries' Financial Advisor

   In the course of evaluating the arrangement, the Pendaries board of directors appointed the special committee made up of the following three independent board members: Paul Farrar, James Roe and Ben Barnes. The special committee interviewed two different investment banking firms and ultimately engaged Loewen, Ondaatje to help it evaluate the fairness of the arrangement, from a financial point of view, including the fairness of the share exchange ratio to the Pendaries shareholders. In selecting Loewen, Ondaatje, the special committee took into consideration Loewen, Ondaatje's 30 years of experience in the investment banking business specializing in financing and advising intermediate and junior companies, including many companies in the natural gas resource industry, and their extensive experience in preparing valuations and fairness opinions.

   On October 13, 2000, Loewen, Ondaatje delivered a written opinion to the Pendaries special committee and the board of directors of Pendaries, that, based upon and subject to the various assumptions, limitations and other matters set forth in the opinion, as of such date, the exchange ratio as contemplated by the arrangement is fair to the shareholders of Pendaries from a financial point of view. No limitations were imposed by Pendaries upon Loewen, Ondaatje with respect to investigations made or procedures followed by Loewen, Ondaatje in rendering its opinion.

   Loewen, Ondaatje has received Cdn$150,000 (approximately US$100,000) for its services and will be reimbursed for all reasonable expenses, not to exceed Cdn$30,000, incurred in connection with its services under its engagement agreement with Pendaries, including the reasonable fees and disbursements of its counsel and other advisors. In addition, Pendaries has agreed to indemnify Loewen, Ondaatje, its affiliates, agents and personnel against certain liabilities and expenses arising out of its engagement and the transaction to which the engagement relates. The fees payable to Loewen, Ondaatje under its engagement agreement are not contingent in whole or in part on the success of the arrangement.

   The full text of Loewen, Ondaatje's opinion, which sets out, among other things, the assumptions made, matters considered, limitations of the review undertaken and various qualifications in connection with the opinion, is attached as Appendix F. Loewen, Ondaatje's opinion solely addresses the fairness of the exchange ratio to be received by the holders of Pendaries common shares from a financial point of view and is not intended to be, and does not constitute, a recommendation to any shareholder as to how such shareholder should vote with respect to the arrangement or any matters related thereto. This summary of Loewen, Ondaatje's opinion is qualified in its entirety by reference to the full text of Loewen, Ondaatje's opinion. Shareholders of Pendaries are urged to read Loewen, Ondaatje's opinion carefully and in its entirety.

   In preparing its opinion, Loewen, Ondaatje considered such factors and conducted such analyses, investigations, research and testing of assumptions as were deemed by Loewen, Ondaatje to be appropriate in the circumstances. The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. Loewen, Ondaatje believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete or misleading view of the processes and approaches underlying Loewen, Ondaatje's opinion.

   In rendering its opinion, Loewen, Ondaatje relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to and reviewed by it, including all information provided by Pendaries and its employees, representatives and affiliates. Loewen, Ondaatje further relied upon the assurance of Pendaries management that there are no material facts not contained in or referred to in the information provided to Loewen, Ondaatje which could reasonably be expected to affect materially the assumptions used, the procedures adopted or the scope of the review undertaken by Loewen, Ondaatje in providing its opinion.

   With respect to forecasts of future financial condition and operating results of Ultra, Loewen, Ondaatje assumed, at the direction of Ultra's management and without independent verification or investigation, that these forecasts provided to Loewen, Ondaatje were reasonably prepared on a basis reflecting the best available information, estimates and judgment of Ultra's management. With respect to forecasts of future financial condition and operating results of Pendaries, Loewen, Ondaatje assumed, at the direction of Pendaries' management and without independent verification or investigation, that these forecasts provided to Loewen, Ondaatje were reasonably prepared on a basis reflecting the best available information, estimates and judgment of Pendaries' management.

   Loewen, Ondaatje neither made nor obtained any independent evaluations or appraisals of the assets or the liabilities of Pendaries or its affiliated entities. Loewen, Ondaatje did not express any opinion as to the underlying valuation, future performance or long term viability of Pendaries or the combined operation following the completion of the arrangement or as to the price at which Ultra common shares will trade subsequent to the completion of the arrangement. Loewen, Ondaatje's opinion is necessarily based on the information that was available to Loewen, Ondaatje and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by Loewen, Ondaatje as of the date of Loewen, Ondaatje's opinion.

   In arriving at its opinion, Loewen, Ondaatje reviewed and relied without further verification upon the following:

  .  the arrangement agreement dated October 13, 2000;

  . Annual Reports to shareholders of Pendaries for the fiscal years ended December 31, 1999, 1998 and 1997;

  . Annual Reports to shareholders of Ultra for the transition period ended December 31, 1999 and the fiscal years ended June 30, 1999, 1998 and 1997;

  .  the Proxy Statement of Pendaries dated March 10, 2000;

  . the Management Proxy Circular/Information Circular of Ultra dated April 17, 2000;

  . a report titled "Estimated Reserves and Future Net Revenue Attributable to the CFD 2-1 and CFD 11-1 Fields Bohai Bay, China" by Ryder Scott Company dated January 1, 2000 and prepared for Sino-American Energy Corporation (a wholly-owned subsidiary of Pendaries);

  . a report titled "Estimate of Reserves and Future Revenue to the Ultra Petroleum Corporation Interest in Certain Oil and Gas Properties located in Jonah and Pinedale Fields, Sublette County, Wyoming as of January 1, 2000" by Netherland, Sewell & Associates, Inc.;

  . various internal information of Pendaries including geological information and budgets for 2000 and 2001;

  . various internal information of Ultra including geological information and budgets for 2000 and 2001;

  .  estimates of reserves updated to July 1, 2000 prepared by Ultra;

  . discussions with senior management of Pendaries and Ultra with respect to planned production and exploration operations, financial condition and future prospects of Pendaries and Ultra;

  . publicly available information relating to the business, operations, financial performance and stock trading history of Pendaries, Ultra, and other selected public companies;

  . information with respect to other transactions of a comparable nature considered by Loewen, Ondaatje to be relevant in the circumstances; and

  . such other information, investigations and analyses as Loewen, Ondaatje considered necessary or appropriate in the circumstance.

Loewen, Ondaatje further assumed that all of the conditions required to implement the arrangement will be met and the arrangement will be consummated.

   The following represents a brief summary of the financial analyses undertaken by Loewen, Ondaatje in rendering its opinion.

Net Asset Value Analysis

   Loewen, Ondaatje compared the net asset valuations of Pendaries and Ultra, based principally upon evaluation of their respective oil and natural gas reserves. Reserve reports subsequently audited by Netherland, Sewell & Associates before the six-month period ended December 31, 1999 were prepared by Gilbert Lausten Jung Associates Ltd., the reserve report for Ultra for the period ended December 31, 1999 was prepared by Netherland, Sewell & Associates and the reserve report for the period ended June 30, 2000 was prepared by Ultra. Assumptions used for this analysis included a constant pricing assumption presuming $23 per barrel oil price for both companies, which is a 26.8% discount from the October 4, 2000 closing West Texas Intermediate crude oil price of $31.43 per barrel. Similarly, this analysis used natural gas prices of $3.90 per Mcf, a 25.5% discount from the October 4, 2000 closing Henry Hub natural gas price of $5.235 per Mcf. The base case assumption discounted reserves of Pendaries at 15% per annum while the upside case discounted those reserves at 10% per annum. In both the base case and upside case, Ultra's reserves were discounted at a rate of 10% per annum. Proved non-producing reserves were discounted for risk by 20%, probable reserves were discounted for risk by 50% and possible reserves were discounted for risk by 90%, except that Ultra's possible reserves in the upside case were discounted for risk by only 80%.

   Based upon these criteria, the base case net asset value per share for Ultra was determined to be US$3.62 and for Pendaries was US$6.88 resulting in an implied exchange ratio of 1.9 Ultra shares per Pendaries share. The upside case analysis resulted in a net asset value per share for Ultra of US$4.24 and for Pendaries of US$7.85, resulting in an implied exchange ratio of 1.85 Ultra shares per Pendaries share.

Comparable Company Reserve Value Analysis

   Loewen, Ondaatje performed a comparable company analysis for both Ultra and Pendaries based on the market value of reserves. In Ultra's case, the most relevant comparable for determination of Ultra's value was determined to be the price paid by Alberta Energy for McMurry Oil on June 1, 2000. In that transaction, Alberta Energy paid approximately $0.804 per Mcfe for proved reserves and a $0.61 per Mcfe for "established reserves," with "established reserves" calculated as the sum of proved reserves and one-half the value of probable reserves.

   The valuation of Pendaries based on comparable company reserve value comparisons used a group of eight Canadian public companies with foreign assets, consisting of Bow Valley Energy Ltd., Gulfstream Resources Canada Limited, Hurricane Hydrocarbons Ltd., Lundin Oil AB, Panafrican Energy Corporation Ltd., Petrolex Energy Corporation, Seven Seas Petroleum Inc. and Transatlantic Petroleum Corp. These companies were considered comparable to Pendaries because they have comparable amounts of established reserves and their properties are largely non-Canadian. These comparable companies had an average value of US$2.56 per barrel for proved reserves (base case) and a value of US$1.48 per barrel for established reserves (upside case). These values were determined by dividing the total market capitalization of these companies by the proved reserves and the established reserves, respectively. The base case comparison of Pendaries and Ultra, based solely upon the market's valuation of the companies in relationship to proved reserves, generated a value per share for Pendaries of US$2.03 per share and for Ultra of US$1.82 per share, or an implied exchange ratio of 1.11 Ultra shares per Pendaries share. The upside case comparison, based solely on the market's valuation of the companies in relationship to established reserves, generated a value for Pendaries of US$1.97 per share and for Ultra of US$2.13 per share, or an implied exchange ratio of 0.93 Ultra shares per Pendaries share.

Trading Price Analysis

   Historical trading prices were reviewed for both Pendaries and Ultra for the sixty trading days (base case) and the ten trading days (upside case) preceding announcement of the arrangement agreement. The 60 day preceding average base case resulted in a valuation for Pendaries of US$2.86 per share and a valuation for Ultra of US$2.03 per share, or an implied exchange ratio of 1.41 Ultra shares per Pendaries share. The upside case based on the ten preceding trading days resulted in a market value for Pendaries of US$2.94 per share and a market value for Ultra of US$2.63 per share, resulting in an implied exchange ratio of
1.12 Ultra shares per Pendaries share.

Weighted Average Valuation

   The comparison weighting of the base cases for the net asset value analysis, comparable company reserve value analysis and trading price analysis gave a rating of 50% to the net asset value analysis, 30% to the comparable company reserve value analysis and 20% to the market analysis, resulting in a weighted average value for Pendaries of US$4.62 per share and a weighted average value for Ultra of US$2.76 per share, or an implied exchange ratio of 1.67 Ultra shares per Pendaries share. Likewise, using the upside case valuations for Pendaries and Ultra and the same relative weighting, the value for Pendaries was determined to be US$5.10 per share and the value for Ultra US$3.28 per share, or an implied exchange ratio of 1.55 Ultra shares per Pendaries share.

   Loewen, Ondaatje also considered that the availability of capital for Pendaries is limited; the fact that the political risk in China might result in a higher discount rate for Pendaries' valuation; the fact that potential reserves for Pendaries are less certain than for Ultra, which might lower Pendaries' valuation; and the prospect that Ultra's reserves are expected to increase significantly by year end 2000 as a result of current drilling activity. Given the various forms of analysis and the weighting discussed above, along with other considerations and a complete review of information on Ultra and Pendaries, it was the conclusion and recommendation of Loewen, Ondaatje that the exchange ratio proposed in the arrangement agreement falls within the range of such values determined by Loewen, Ondaatje and that in Loewen, Ondaatje's opinion, the offer contained therein is fair from a financial point of view to Pendaries' shareholders.

                                THE ARRANGEMENT

General

   This section of the proxy statement describes the material terms of the arrangement. You should, however, read the plan of arrangement, the arrangement agreement and the related agreements attached as appendices to this proxy statement.

Background of the Arrangement

   For the past two years, our management has focused on the need for additional funds for exploration and development of our Bohai Bay properties. In 1998, we entered into a letter of intent with an investment bank for the sale of our common shares in a public offering. However, shortly after signing the letter of intent, oil prices dropped sharply and the investment bank determined that it would be unable to conduct a successful offering on our behalf at that time.

   In June 1999, our board of directors determined to investigate other alternatives to ensure that we had sufficient capital to meet our obligations to fund our share of the exploration efforts on the Bohai Bay properties. As a result, we engaged in various discussions regarding the sale of equity, the borrowing of funds, or entering into potential business combinations. None of these discussions led to a transaction that the board of directors believed was in the best interests of our shareholders, other than the current discussions with Ultra.

   In February 1999, Mr. Michael Watford, Chief Executive Officer of Ultra, contacted Mr. Robert Rigney, Chief Executive Officer of Pendaries, and suggested that the two companies meet to consider a possible business combination. As a result, in March 1999, Mr. Fred Tietz, President of Pendaries and Mr. Larry Byrd, Pendaries' consulting petroleum engineer, visited Ultra's offices in Denver, Colorado to review Ultra's properties and reserves. Following the meeting, neither Ultra nor Pendaries thought it was appropriate at that time to pursue a transaction, although Mr. Watford and Mr. Rigney maintained contact over the next 12 months.

   In March 2000, both Mr. Watford and Mr. Rigney determined that it was appropriate to further explore a business combination between Pendaries and Ultra. At the request of our board of directors, our management began to conduct extensive due diligence as to the financial condition and reserves of Ultra. Ultra's management began to conduct a similar analysis of Pendaries.

   In July 2000, Mr. Roger Heckman, Ultra's petroleum engineer, and Mr. Bob Gaston, Ultra's geophysicist, met in Houston with our technical staff and representatives of Ryder Scott Company, our independent engineering consultants. Mr. Tietz, Mr. Byrd and Mr. Greg Cleveland, our contract geophysicist, met in Denver with Ultra's technical staff to review Ultra's oil and natural gas reserves.

   On July 11, 2000 and July 12, 2000, the finance committee of our board of directors met to assess the various alternatives available to maximize our shareholder value. At this meeting, the finance committee decided that it was important to continue discussions with Ultra. On July 11, 2000, two of our independent directors, Mr. Paul Farrar and Mr. James Roe, met with Mr. Watford and Mr. Fox Benton, III, the Business Development Manager of Ultra, to conduct further due diligence on Ultra.

   On August 21, 2000 and August 22, 2000, Mr. Tietz and Mr. Byrd conducted a field check of Ultra's developed and undeveloped Wyoming properties. During that same time, Mr. Cleveland conducted a final geophysical review of Ultra's properties.

   On August 28, 2000, our board of directors formally established a special committee of independent directors consisting of Mr. Farrar, Mr. Roe and Mr. Ben Barnes. The special committee was responsible for overviewing the process of entering into any agreement regarding a possible change of control, reviewing the terms of any such transaction and advising our board of directors as to whether any such transaction would be in our best interests.

   In addition, on August 28, 2000, our management presented to our board of directors a proposed letter of intent between us and Ultra. The letter of intent contemplated that Ultra would make available a US$5.0 million credit facility to Sino-American Energy Corporation, our wholly-owned subsidiary, and that we and Ultra would also enter into an agreement that would result in Ultra acquiring all of our outstanding shares.

   Management presented to our board of directors the benefits available to us through a merger with Ultra and the conclusions reached through the extensive due diligence of Ultra. Following the presentation, the special committee met and, based on the presentation made by management and the lack of viable alternatives to the proposed transaction, recommended that our board of directors authorize us to enter into the letter of intent. The board of directors then authorized entering into the letter of intent. The letter of intent was signed later that day.

   On September 13, 2000, having interviewed two investment banking firms, the special committee engaged Loewen, Ondaatje as its financial advisor.

   During the month of September and early October, numerous telephone and in-person meetings were conducted amongst our representatives and Ultra as the parties negotiated definitive loan and arrangement documentation. The special committee met frequently during the course of this period with its legal and financial advisors to discuss the terms of the proposed documentation and the principal outstanding issues between the parties and to receive updates from representatives of Loewen, Ondaatje as to their analysis of the fairness of the proposed transaction.

   On October 13, 2000, the special committee met with its legal and financial advisors. At this meeting, Loewen, Ondaatje indicated that it would be prepared to render an opinion to the effect that the consideration being offered under the arrangement was fair, from a financial point of view, to our shareholders. Based on the financial advice provided by Loewen, Ondaatje and the analysis and work previously performed by the special committee, the special committee unanimously concluded that the arrangement was fair to our shareholders and in our best interests and unanimously recommended that our board of directors authorize us to enter into the proposed arrangement agreement.

   Following the meeting of the special committee, our board of directors met with its legal and financial advisors. At this meeting, our legal advisors gave a presentation as to the terms and structure of the arrangement and reviewed the principal documentation proposed to be entered into in connection with the arrangement. In addition, Loewen, Ondaatje gave a presentation as to the assumptions, analysis and methodology used in connection with assessing the fairness from a financial point of view of the consideration being offered to our shareholders. Following consideration of a number of factors, including those specified above under "Special Factors--Reasons for the Transaction" and "--Fairness of the Transaction," and on the basis of advice received from our legal and financial advisors, including the fairness opinion received from Loewen, Ondaatje, our board of directors present at the meeting unanimously concluded that the arrangement is fair to our shareholders and in our best interests and approved entering into the arrangement agreement.

   The arrangement agreement was entered into effective October 13, 2000. Also effective October 13, Pendaries, Sino-American and Ultra entered into a credit agreement under which Ultra agreed to loan Sino-American up to $5.0 million with Pendaries as guarantor of such loan. A press release to such effect was issued by Pendaries prior to the beginning of trading on the next business day, October 16, 2000.

Brief Description of the Transaction

   The arrangement agreement is attached as Appendix D to this document. Please carefully read the arrangement agreement. The arrangement agreement is the legal document that governs the arrangement. The arrangement agreement provides for a share exchange in which each Pendaries common share will be exchanged for
1.58 Ultra common shares. After the arrangement, Pendaries will be a wholly-owned subsidiary of Ultra.

Recommendation of Our Board of Directors

   Our board of directors has considered the proposed arrangement at length. Our board of directors believes the terms of the arrangement are fair to our shareholders. Our board of directors came to this determination based on the report of its special committee of directors and the opinion of Loewen, Ondaatje, the financial advisor to our special committee and our board of directors, that the consideration payable under the arrangement is fair, from a financial point of view, to our shareholders. Our board of directors unanimously recommends that our shareholders vote FOR the resolution approving the arrangement.

   Each of our directors has advised us that he will vote the Pendaries common shares held or controlled by him or her, directly or indirectly, in favor of the arrangement resolution.

   In reaching its determination and making this recommendation, our board of directors considered a number of factors, including those set forth above under "Special Factors--Reasons for the Transaction" and "--Fairness of the Transaction."

   Our board of directors realizes that there are certain risks associated with the arrangement, including shifts in Pendaries' and Ultra's stock prices and those risks referenced under "Risk Factors." However, our board of directors believes that the positive factors should outweigh those risks.

Pendaries Shareholder Approval of the Arrangement Resolution

   The special meeting of our shareholders will be held at 10:00 a.m. (Houston time) on January 5, 2001 at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046. At this special meeting, our shareholders will be asked to approve the arrangement resolution. Each holder of Pendaries common shares is entitled to one vote for each Pendaries common share regarding the arrangement resolution.

   According to the interim order of The Court of Queen's Bench, the arrangement resolution must be approved by at least two-thirds of the votes cast by the holders of Pendaries common shares, present or voting by proxy at the meeting. As of December 1, 2000, our issued and outstanding share capital consisted of 9,225,970 Pendaries common shares. See "The Special Meeting."

   The arrangement proposal must also be approved by the shareholders of Ultra. See "--Ultra Shareholder Approval of the Arrangement" below. If the arrangement proposal is not approved by the shareholders of Ultra at their shareholder meeting scheduled for December 15, 2000, the special meeting of the Pendaries shareholders will be canceled.

Ultra Shareholder Approval of the Arrangement

   The special meeting of the Ultra shareholders will be held at 10:00 a.m. (Houston time) on December 15, 2000 at The Houston Marriott North, 235 North Sam Houston Parkway, Houston, Texas 77060. At this special meeting, the Ultra shareholders will be asked to approve the arrangement. The arrangement must be approved, with or without variation, by more than 50% of the votes cast on that proposal by the holders of Ultra common shares at the meeting. Each holder of Ultra common shares is entitled to one vote for each Ultra common share regarding the arrangement. Ultra Holdings, Inc., which as of November 9, 2000 owned approximately 23% of Ultra's common shares, has announced that it intends to vote against the arrangement proposal.

Court Approval of the Arrangement and Completion of the Arrangement

   An arrangement under the New Brunswick Act requires approval by The Court of Queen's Bench. Before mailing this proxy statement, we will have obtained the interim order of The Court of Queen's Bench providing for the calling and holding of our special meeting of shareholders and other procedural matters. A copy of this interim order is attached as Appendix B to this proxy statement.

   Subject to our shareholder approval of the arrangement resolution presented at the special meeting, and Ultra's shareholder approval of the arrangement presented at the Ultra special meeting, the hearing in respect of the final order of The Court of Queen's Bench is scheduled to take place on January 12, 2001 at 12:00 noon (Saint John time) in The Court of Queen's Bench at 110 Charlotte Street, Saint John, New Brunswick. Any Pendaries shareholder who wishes to appear and make submissions at the hearing for the final order is required to appear at the hearing in person or by a New Brunswick lawyer and may present an affidavit or other documentary evidence, provided a copy of such evidence is served upon us or our lawyer, Kenneth B. McCullogh, Q.C., Stewart McKelvey Stirling Scales, 44 Chipman Hill, 10th Floor, P.O. Box 7289 Station "A", Saint John, New Brunswick E2L 4S6, at least four days before the date set for the hearing of the final order, and proof of such service is filed with the Clerk of The Court of Queen's Bench before the hearing. The Court of Queen's Bench will consider, among other things, the fairness and reasonableness of the arrangement. The Court of Queen's Bench may approve the arrangement in any manner The Court of Queen's Bench may direct, subject to compliance with such terms and conditions, if any, The Court of Queen's Bench deems fit.

   Assuming the final order is granted and the other conditions to closing contained in the arrangement agreement are satisfied or waived, we anticipate that the following will occur substantially simultaneously:

  .  the steps set forth in the plan of arrangement will be completed;

  . articles of arrangement for Pendaries will be filed with the Director under the New Brunswick Act to give effect to the arrangement;

  . the Ultra common shares payable to our shareholders will be delivered by the CIBC Mellon Trust Company; and

  . various other documents necessary to consummate the arrangement will be executed and delivered.

   Subject to the foregoing, it is expected that the effective date of the arrangement will occur as soon as practicable after the final order has been obtained. It is currently expected that the effective date will occur on or about January 16, 2001.

Fractional Interests

   No certificates representing fractional Ultra common shares will be issued. In the event that the exchange ratio would result in a holder of our common shares being entitled to a fractional Ultra common share, an adjustment will be made to the next highest whole number of Ultra common shares and a certificate for the resulting whole number of Ultra common shares will be issued. In calculating such fractional share, all Pendaries common shares held by a beneficial holder of Pendaries common shares will be aggregated.

Treatment of Outstanding Pendaries Stock Options

   On December 1, 2000, Pendaries had 575,500 outstanding options of which 264,500 were in-the-money. Options are "in-the-money" if the market price of a common share is more than the exercise price of the option. The exercise prices of Pendaries options, all of which are vested, range from US$.59 to US$12.54 with various expiration dates through April 20, 2005. Upon the effectiveness of the arrangement, all outstanding Pendaries options will be canceled.

Accounting Treatment

   The arrangement will be treated as a "purchase" for accounting purposes. Therefore, the purchase price will be allocated to Pendaries' assets and liabilities based on their estimated fair market values at the completion of the arrangement.

Consequences Under Securities Laws; Resale of Ultra Common Shares

   United States. The issuance of Ultra common shares to Pendaries shareholders will not be registered under U.S. federal securities laws. These shares will be issued in reliance upon the exemption provided by Section 3(a)(10) of the Securities Act of 1933. Section 3(a)(10) exempts securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of those securities have been approved by any court, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear.

   In connection with the arrangement, The Court of Queen's Bench will conduct a hearing to determine the fairness of the terms and conditions of the arrangement, including the proposed issuance of Ultra's common shares in exchange for Pendaries' common shares. The Court of Queen's Bench entered its interim order on December 4, 2000. If the arrangement is approved by our shareholders, a hearing on the fairness of the arrangement will be held on January 12, 2001 by The Court of Queen's Bench. See "The Arrangement-- Court Approval of the Arrangement and Completion of the Arrangement."

   There will be no U.S. federal securities law restrictions upon the resale or transfer of the shares by shareholders, except for those shareholders who are considered "affiliates" of Pendaries or Ultra, as that term is defined in Rule 144 and Rule 145 adopted under the Securities Act. Ultra common shares received by those shareholders who are considered to be "affiliates" of Pendaries or Ultra may be resold without registration only as provided for by Rule 145 or as otherwise permitted under the Securities Act. Persons who may be considered to be affiliates of Pendaries or Ultra generally include individuals or entities that control, are controlled by, or are under common control with Pendaries or Ultra and may include the executive officers and directors of Pendaries or Ultra as well as its principal shareholders.

   Canada. Ultra is currently a reporting issuer in British Columbia and Ontario. Ultra has applied to various securities regulatory authorities in Canada for rulings or orders to: (i) permit the issuance in certain Canadian jurisdictions of the Ultra common shares issuable pursuant to the arrangement to the holders of the Pendaries common shares; (ii) permit the resale of the Ultra common shares in various Canadian jurisdictions without restriction by persons other than a "control person," provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the Ultra common shares which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof; and (iii) deem Ultra to be a reporting issuer in certain provinces.

   Upon completion of the arrangement, Pendaries will be a direct, wholly-owned subsidiary of Ultra. Accordingly, after the effective date of the arrangement, Ultra intends to cause Pendaries to apply to the securities regulatory authorities in Canada to cease to be a reporting issuer, so as to no longer be subject to statutory financial and reporting requirements under Canadian securities laws.

Fees and Expenses

   The combined estimated fees and expenses of Pendaries and Ultra in connection with the arrangement, including financial advisors' fees, filing fees, legal and accounting fees and printing and mailing costs, is as follows:

      Financial Advisor fees and expenses............................. $150,000
      Legal fees and expenses.........................................  200,000
      Accounting fees and expenses....................................   75,000
      Printing, solicitation and mailing costs........................  100,000
      SEC filing fee..................................................    8,000
      Miscellaneous expenses..........................................   67,000
                                                                       --------
          TOTAL....................................................... $600,000
                                                                       ========

These fees and expenses are reflected in the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement.

Dissenters' Rights

   As indicated in the notice of the Pendaries meeting and under the terms of the interim order of The Court of Queen's Bench, you are entitled to be paid the fair value of all, but not less than all, of your shares in accordance with section 131 of the New Brunswick Act if you dissent to the arrangement and the arrangement becomes effective. You are not entitled to dissent with respect to the arrangement if you vote any of such shares in favor of the proposal, and therefore, the special resolution authorizing the arrangement. The execution or exercise of a proxy does not constitute a written objection for purposes of the New Brunswick Act.

   The following summary is not a complete statement of the procedures to be followed by a dissenting shareholder under the New Brunswick Act and the interim order. The New Brunswick Act requires strict adherence to the procedures and failure to do so may result in the loss of all dissenter's rights. Accordingly, each shareholder who might desire to exercise dissenter's rights should carefully consider and comply with the provisions of section 131 and consult his legal adviser. The full text of section 131 of the New Brunswick Act is set out in Appendix G to this proxy statement.

   A registered holder of our common shares who wishes to dissent in respect of his or her common shares must provide to Pendaries, a written objection to the arrangement resolution either by delivering the written objection at the Pendaries special meeting to the chairperson of the meeting before the vote on the arrangement resolution or by delivering the written objection to Pendaries, c/o CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 968-2502 prior to 5:00 p.m. (Toronto time) on the business day immediately preceding the Pendaries special meeting, or any adjournment or postponement thereof. It is important that registered Pendaries shareholders strictly comply with this requirement or they will lose their rights. See "The Arrangement--Dissenters' Rights" on page 29. CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 368-2502, prior to 5:00 p.m. on the business day preceding the Pendaries special meeting or any adjournment, or postponement thereof, a written objection to the arrangement resolution. It is important to note that registered Pendaries shareholders must strictly comply with this requirement, as it is different from the statutory dissent provisions of the New Brunswick Act, which permits a registered shareholder to provide Pendaries with a written objection as late as at the Pendaries meeting. The sending of a written objection does not deprive a registered Pendaries shareholder of his or her right to vote on the arrangement resolution at the Pendaries special meeting, but a vote either in person or by proxy against the arrangement resolution at the Pendaries special meeting does not constitute a written objection pursuant to section 131 of the New Brunswick Act. Failure to vote either in person or by proxy against the arrangement resolutions will not constitute a waiving of a shareholders' rights under Section 131 of the New Brunswick Act, but a vote in favor of the arrangement resolution at the Pendaries meeting will deprive the registered Pendaries shareholder of further rights under section 131 of the New Brunswick Act.

   Within 10 days after the arrangement proposal is approved by our shareholders, Pendaries must notify the dissenting shareholder, who is then required, within 20 days after receipt of such notice, or if he does not receive such notice within 20 days after he learns of the approval of the arrangement proposal, to send to Pendaries a written notice containing his name and address, the number and class of shares in respect of which he dissents and a demand for payment of the fair value of such shares and, within 30 days after sending such written notice, to send Pendaries or its transfer agent, CIBC Mellon Trust Company, the appropriate share certificate or certificates. If the arrangement proposal contemplated in the special resolution becomes effective, Pendaries is required to determine the fair value of the shares as of the close of business on the day before the arrangement resolution is adopted by Pendaries' shareholders at the Pendaries shareholders' meeting and to make a written offer to pay such amount to the dissenting shareholder. If such offer is not made or not accepted within 50 days after the proposal and the special resolution becomes effective, Pendaries may apply to The Court of Queen's Bench to fix the fair value of such shares. There is no obligation on Pendaries to apply to The Court of Queen's Bench. If Pendaries fails to make such an application, a dissenting shareholder has the right to so apply within a further 20 days. If an application is made by either party, the dissenting shareholder will be entitled to be paid the amount fixed by The Court of Queen's Bench. The fair value of the Pendaries common shares as determined for such purpose by a court will not necessarily be the same as and could vary significantly from the fair market value of such shares as determined for the arrangement.

   Persons who wish to dissent and who are beneficial owners of Pendaries common shares registered in the name of a broker, custodian, nominee or other intermediary should be aware that ONLY A REGISTERED SHAREHOLDER IS ENTITLED TO DISSENT. A shareholder who beneficially owns Pendaries common shares but is not the registered holder thereof, should contact the registered holder for assistance.

Procedures for Exchange of Share Certificates by Pendaries Shareholders

Exchange of Pendaries Share Certificates

   If your Pendaries common shares are registered in the name of a broker, investment dealer, bank, trust company or other nominees, you should contact that nominee for instructions and assistance in delivering those common shares.

   Enclosed with this proxy statement is a letter of transmittal (on yellow paper). The letter of transmittal, when properly completed and duly executed and returned, together with a certificate or certificates for Pendaries common shares and all other required documents, to CIBC Mellon Trust Company, will enable you to obtain, subject to the completion of the proposed arrangement, a certificate representing 1.58 Ultra common shares for each Pendaries common share that you previously held.

   Any use of the mail to transmit your certificate for Pendaries common shares and a related letter of transmittal and other required documents is at your risk. If you mail these documents, we recommend that you use registered mail, with return receipt requested and properly insured, be used.

   We recommend that if you wish to receive Ultra certificates for your Pendaries common shares, you deposit with CIBC Mellon Trust Company, by mail:
P.O. Box 1036, Adelaide Street Postal Station, Toronto, Ontario M5C 2K4, or by hand delivery or courier: 199 Bay Street, Commerce Court West, Securities Level, Toronto, Ontario M5L 1G9, a properly completed and signed letter of transmittal, together with a certificate or certificates for Pendaries common shares and all other required documentation, as soon as practicable.

   Certificates representing the appropriate number of Ultra common shares issuable to a former holder of our common shares who has complied with the procedures set out above will, as soon as practicable after the effective date of the arrangement, (a) be forwarded to the holder at the address specified in the letter of transmittal by first class mail; or (b) be made available at the offices of CIBC Mellon Trust Company, for pick-up by the holder as requested by the holder, in the letter of transmittal.

   If the arrangement is not approved by the court, the Ultra shareholders or the Pendaries shareholders, your Pendaries stock certificate will be returned to you by mail.

Lost Certificates

   In the event that any certificate for our common shares is lost, stolen or destroyed, the registered holder of that certificate should contact CIBC Mellon Trust Company, 199 Bay Street, Commerce Court West, Securities Level, Toronto, Ontario M5L 1G9, telephone number (416) 643-5500 or 1-800-387-0825, regarding the issuance of a replacement certificate upon the holder satisfying such requirements as may be imposed by Pendaries in connection with the issuance of the replacement certificate.

   The person to whom a replacement certificate representing our common shares is to be issued, as a condition precedent to the issuance thereof, shall be required to give a bond satisfactory to us and Ultra in such amount as we and Ultra may direct or otherwise indemnify us and Ultra in a manner satisfactory to us and Ultra against any claim that may be made against us and Ultra with respect to the certificate alleged to have been lost, stolen or destroyed.

Loss of Right to Ultra Common Shares if Pendaries Certificates Are Not
Submitted.

   If a holder of our common shares does not submit the holder's Pendaries share certificates by December 31, 2008, the Pendaries share certificate will cease to represent a claim or interest of any kind as a security holder of Pendaries or Ultra. After December 31, 2008, Ultra common shares to which the holder of Pendaries share certificates was entitled will be deemed to have been surrendered to Ultra for no consideration, together with all entitlements to dividends and distributions in respect of such Ultra common shares.

                           THE ARRANGEMENT AGREEMENT

   The following is a summary of some of the material terms in the arrangement agreement. The arrangement agreement and the plan of arrangement are the legal documents that govern the arrangement. They are attached as Appendices D and E.

Conditions of the Arrangement

   Completion of the arrangement is dependent upon the fulfillment of a number of conditions, including the following:

  . the arrangement resolution shall have been passed by at least two-thirds of the Pendaries common shares voted at the Pendaries special meeting, at which a quorum is present in person or by proxy and the arrangement shall have been passed by more than 50% of the Ultra shares voted at the Ultra special meeting;

  . the final order of The Court of Queen's Bench shall have been granted in form and substance satisfactory to both us and Ultra, acting reasonably;

  . the number of Ultra common shares to be issued by Ultra in exchange for our common shares pursuant to the arrangement shall not be greater than 15,000,000;

  . holders of not more than 5% of the number of our common shares outstanding as of the date of the arrangement agreement shall have exercised any rights of dissent granted under the interim order in relation to the arrangement;

  . CNOOC shall not have asserted any rights with respect to or arising from the arrangement which rights, if upheld, could be expected to have a material adverse effect on us or Ultra;

  . the TSE shall have accepted notice of the arrangement and the transactions contemplated by the arrangement agreement and the Ultra common shares issuable to holders of our common shares pursuant to the arrangement shall have been conditionally approved for listing on the TSE;

  . on the effective date of the arrangement, Ultra's board of directors shall have appointed the following new officers of Ultra: Bobby Fogle as Vice-President, Accounting and Fox Benton, III as Vice-President, Finance;

  .  opinions of legal counsel shall have been provided;

  . on the effective date of the arrangement, the number of Ultra directors shall have been increased from three to four, and an individual designated by us shall have been appointed as a director to fill the vacancy created by such increase; and

  . we and Ultra shall have obtained all consents, approvals and authorizations required or necessary in connection with the transactions contemplated in the arrangement agreement.

   The arrangement agreement permits each party to waive any conditions that are for its benefit.

Termination

   The arrangement agreement may be terminated in a number of circumstances, including the following:

  . by either us or Ultra, if any condition for its benefit is not satisfied at or before the expiry date;

  .  by the mutual agreement of us and Ultra;

  . by either us or Ultra if any law is passed that makes consummation of the transactions contemplated by the arrangement agreement illegal or otherwise prohibited;

  . by Ultra if our board of directors has withdrawn, modified or changed in a manner adverse to Ultra its approval or recommendation of the arrangement, unless our shareholders have approved the arrangement prior to such termination or Ultra has suffered a material adverse change, or Ultra has made a misrepresentation or breached a covenant such that we would be entitled to rely on the failure of certain conditions as a reason not to complete the arrangement;

  . by us if our board of directors has withdrawn, modified or changed in a manner adverse to Ultra its approval or recommendation of the arrangement, unless our shareholders have approved the arrangement prior to such termination;

  . by us if Ultra's board of directors has withdrawn, modified or changed in a manner adverse to us its approval or recommendation of the arrangement, unless the Ultra shareholders have approved the arrangement prior to such termination or we have suffered a material adverse change or we have made a misrepresentation or breached a covenant such that Ultra would be entitled to rely on the failure of certain conditions as a reason not to complete the arrangement;

  . by Ultra if Ultra's board of directors has withdrawn, modified or changed in a manner adverse to us its approval or recommendation of the arrangement, unless the Ultra shareholders have approved the arrangement prior to such termination; and

  . by either us or Ultra by notice to the other party if either our shareholder approval or the Ultra shareholder approval is not obtained by reason of the failure to obtain the respective required vote.

Arrangement Mechanics

   At the effective time of the arrangement, the following events will occur in the following order:

  . all Pendaries common shares, other than those held by Ultra or its affiliates or those held by dissenting shareholders, shall be and shall be deemed to be transferred to Ultra in exchange for Ultra common shares on the basis of 1.58 Ultra common shares for each one Pendaries common share; and

  .  all options to purchase Pendaries common shares shall be cancelled.

                              THE SPECIAL MEETING

Time, Place and Date

   Our special meeting of shareholders will be held at 10:00 a.m. (Houston time) on January 5, 2001 at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046 as set forth in the accompanying notice of special meeting.

Purpose of the Special Meeting

   At the special meeting, our shareholders will be asked to consider and, if determined advisable, approve the Pendaries arrangement resolution.

Solicitation of Proxies

   This proxy statement is furnished in connection with the solicitation of proxies by our management for use at the special meeting. The solicitation will be made primarily by mail. Pendaries representatives may solicit proxies personally or by telephone. Pendaries will bear the cost of solicitation.

Voting by Proxies

   The persons named in the enclosed form of proxy are officers of Pendaries. If you wish to appoint another person to represent you at the special meeting, you may do so by inserting that person's name in full in the blank space provided in the form of proxy.

   A properly completed and signed proxy confers discretionary authority upon the named proxy nominee regarding any amendments or variations to the matters identified in the accompanying notice of special meeting and any other matter which may properly come before the special meeting or an adjournment or postponement thereof. As of the date of this proxy statement, our management is not aware of any such amendments or variations, or other matters to be presented for action at the special meeting.

   The management representatives designated in the enclosed proxy will vote in accordance with your instructions. If no instructions are marked, the common shares represented by a proxy given to management will be voted FOR the Pendaries arrangement resolution and in accordance with management's recommendation regarding amendments or variations of the matters set out in the accompanying notice of special meeting or any other matters which may properly come before the special meeting.

   Generally, only registered holders of our common shares, or the persons they appoint as their proxies are permitted to attend and vote at the special meeting. However, Pendaries common shares may be beneficially owned by a person and registered either in the name of an intermediary such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIPs, RESPs and similar plans, or in the name of a clearing agency, such as the Canadian Depositary for Securities Limited, of which the intermediary is a participant.

   In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, Pendaries has distributed copies of the accompanying notice of special meeting, this proxy statement, and the form of proxy for use in connection with the special meeting to the clearing agencies and intermediaries for distribution to non-registered holders of our common shares who have not waived the right to receive them. Such non-registered holders of our common shares may be forwarded a proxy already signed by the intermediary, or a voting instruction form to allow them to direct the voting of the common shares they beneficially own in lieu of the form of proxy published by us. Should a non-registered shareholder who receives either a proxy or a voting instruction form from an intermediary wish to attend and vote at the special meeting, in person, or have another person attend and vote on their behalf, they should strike out the names of the persons named in the proxy and insert their or such other person's name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. In either case, non-registered shareholders should carefully follow the instructions of their intermediaries.

   Shareholders who do not expect to attend the special meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the addressed envelope enclosed by mail or hand delivery or by facsimile to Pendaries, c/o CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 368-2502. The form of proxy must be received by no later than 5:00 p.m., Toronto time, on January 3, 2001 or, in the event that the special meeting is adjourned or postponed, by no later than 5:00 p.m., Toronto time, on the second business day before the day fixed for the adjourned or postponed special meeting.

Record Date, Quorum and Entitlement to Vote

   The record date for the purpose of determining the shareholders entitled to receive this proxy statement and to vote at the special meeting is the day before the mailing of the proxy statement. The proxy statement is first being mailed on or about December 5, 2000.

   Our by-laws require that a quorum be present at any meeting of our shareholders. A quorum shall be at least three shareholders present in person or by proxy and entitled to vote, or their proxies, holding not less than 25% of the issued and outstanding common shares.

   Each shareholder as of the record date will be entitled to attend the special meeting in person or by proxy and to cast one vote for each common share held by the shareholder as of the record date. If a holder of common shares has transferred any common shares after the record date and the transferee of such shares establishes ownership of them and demands in writing, not later than ten days before the meeting, to be included in the list of shareholders entitled to vote at the special meeting, the transferee will be entitled to vote such common shares at the special meeting.

Required Vote to Approve the Arrangement Resolution

   The arrangement resolution must be approved by at least 66 2/3% of the votes cast by our shareholders present in person or by proxy and entitled to vote at the special meeting, excluding spoiled, illegible and/or defective votes and abstentions. Broker nonvotes are not included in the determination of the number of shares present and voting or as a vote with respect to the arrangement resolution.

   The arrangement proposal must also be approved by the shareholders of Ultra at their shareholder meeting scheduled for December 15, 2000. If it is not approved by Ultra's shareholders, the special meeting of the Pendaries shareholders will be canceled. Ultra Holdings, Inc., which as of November 9, 2000 owned approximately 23% of Ultra's common shares, has announced that it intends to vote against the arrangement proposal.

Voting Securities and Principal Holders Thereof

   As of the record date, there were issued and outstanding 9,225,970 common shares.

   As of the record date, our directors and officers as a group beneficially owned or exercised voting control or direction over 1,583,461 common shares carrying 17.4% of the number of votes entitled to be cast at the special meeting by our shareholders. All of our officers and directors plan to vote in favor of the arrangement resolution.

   To the best of the knowledge of our directors and officers, as of the record date, no person or company beneficially owned or exercised voting control or direction over our common shares carrying more than 10% of the number of votes entitled to be cast at the special meeting by our shareholders.

Revocability of Proxies

   A registered shareholder who has given a proxy may revoke the proxy by: (a) completing and signing a proxy bearing a later date and depositing it as described above, and (b) by depositing a written instrument of revocation executed by him or her or by his or her attorney authorized in writing or a completed proxy (i) at the office of Pendaries, Suite 910, 8 Greenway Plaza, Houston, Texas 77046, any time up to and including 5:00 p.m. (Houston time) on the last business day preceding the date of the Pendaries special meeting or any adjournment or postponement thereof; or (ii) with the Chairman of the Pendaries special meeting prior to the commencement of the meeting on the day of the meeting, or any adjournment or postponement thereof; or (c) in any other manner permitted by law.

   A non-registered Pendaries shareholder may revoke a voting instruction form or a waiver of the right to vote and receive materials for the special meeting given to an intermediary at any time by written notice to the intermediary. However, an intermediary is not required to act on any such revocation that is not received by the intermediary at least seven days before the Pendaries special meeting.

Access to Pendaries Corporate Files

   Pendaries has not made any provision in connection with the arrangement to grant shareholders access to its corporate records or to obtain counsel or appraisal services at its expense.

Other Matters

   The enclosed form of proxy confers discretionary authority upon the persons named as proxies with respect to any other business properly before the special meeting. At the date of this proxy statement, our management and boards of directors are not aware of any other business to be brought before the special meeting.

                              THE CREDIT AGREEMENT

Amount of Loan; Use of Proceeds

   Effective October 13, 2000, Ultra entered into a credit agreement with our wholly-owned subsidiary, Sino-American, as borrower and Pendaries as guarantor. The credit agreement provides that Ultra will lend Sino-American up to $5.0 million to use for cash calls from Kerr-McGee China Petroleum Ltd., the operator of our Bohai Bay properties and for other working capital needs. As of December 1, Sino-American has borrowed $1,145,000 under the credit agreement and we expect to draw an additional $500,000 on or about December 18, 2000.

Security for the Loan; Term of the Loan

   The loan is secured by a pledge by Pendaries of all of the stock of Sino-American. The loan must be repaid no later than December 31, 2001 if the arrangement does not occur. However, if we enter into an arrangement or similar transaction with another party before December 31, 2001, the loan would have to be repaid at the time the other transaction closed.

Events of Default

   The events of default include failure to make a payment of principal when due or of interest or fees within three days after interest or fee payments are due, a bankruptcy filing or similar insolvency proceeding by either Sino-American or us, failure to pay our cash call obligations with respect to our Bohai Bay properties, a misrepresentation under the credit agreement, a loan of an amount in excess of $5.0 million and other events of default typical of loan transactions of this type.

Consequences of a Default

   Under the loan agreement and related loan documents, if Sino-American defaults on the loan, Ultra will have the right to foreclose on the Sino-American stock. If this were to occur, we would no longer hold any Sino-American stock, and would have no assets.

                  ULTRA SELECTED CONSOLIDATED FINANCIAL DATA

 In 1999, Ultra changed its fiscal year from June 30 to December 31. The selected consolidated financial data below is derived from the consolidated balance sheets of Ultra as of June 30, 1995, 1996, 1997, 1998 and 1999, December 31, 1998 and 1999, and September 30, 1999 and 2000, and the consolidated statements of operations for the years ended June 30, 1995, 1996, 1997, 1998 and 1999, the six-month periods ended December 31, 1998 and 1999 and the nine-month periods ended September 30, 1999 and 2000. The selected consolidated financial data is derived from Ultra's financial statements prepared using Canadian generally accepted accounting principles on a basis consistent with the audited consolidated financial statements and the accompanying notes of Ultra. All amounts are in U.S. dollars. This data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operation of Ultra" herein and the consolidated financial statements of Ultra and notes thereto included as an appendix to this proxy statement.

                                                                         Six-months        Nine-Months
                                                                            ended        Ended September
                                    Year Ended June 30,                 December 31,           30,
                          -------------------------------------------  ----------------  ----------------
                           1995    1996     1997      1998     1999     1998     1999     1999     2000
                          ------  -------  -------  --------  -------  -------  -------  -------  -------
                                          (In thousands except per share amounts)
Statement of Operations
Data:
Revenues:
 Natural gas sales......      --  $   257  $   406  $  3,471  $ 6,352  $ 3,020  $ 4,352  $ 5,234  $ 8,072
 Oil sales..............      --       13       21       174      670      111      434      772      858
                          ------  -------  -------  --------  -------  -------  -------  -------  -------
                                      270      427     3,645    7,022    3,131    4,786    6,006    8,930
Expenses:
 Production expenses and
 taxes..................      --       41       78       953    2,571    1,185    1,329    1,993    2,132
 Depletion and
 depreciation...........      --       46       77     1,377    1,794    1,175    1,186    1,063    1,733
 Ceiling test write-
 down...................      --       --       --     2,081    3,417    3,417       --       --       --
 Loss on abandonment of
 oil and natural gas
 property...............      --      921       --     6,115       --       --       --       --       --
 Bad debt expense
 (recovery).............      --       --       --        --    2,019       --      (36)   2,019       --
 General and
 administrative.........     132      521    1,382     3,406    5,861    3,972    1,668    2,642    1,777
 Interest...............      --       --       --       406      577      241      344      487      517
                          ------  -------  -------  --------  -------  -------  -------  -------  -------
                             132    1,529    1,537    14,338   16,239    9,990    4,491    8,204    6,159
Operating Income
(loss)..................    (132)  (1,259)  (1,110)  (10,693)  (9,217)  (6,859)     295   (2,198)   2,771
Other Income (Expense):
 Interest...............      20        3       14       121      152      136       17      197       15
 Other..................      --       --       --        --      135       --       --       --       --
 Lawsuit settlement.....      --       --       --        --       --       --   (1,876)      --       --
                              20        3       14       121      287      136   (1,859)     197       15
                          ------  -------  -------  --------  -------  -------  -------  -------  -------
Net Income (loss).......  $ (112) $(1,256) $(1,096) $(10,572) $(8,930) $(6,723) $(1,564) $(2,001) $2 ,786
                          ======  =======  =======  ========  =======  =======  =======  =======  =======
Income (loss) Per Share:
Basic and fully
diluted.................  $(0.01) $ (0.08) $ (0.04) $  (0.26) $ (0.16) $ (0.12) $ (0.03) $ (0.04) $  0.05
Balance Sheet Data
(at end of period)
Current assets..........  $  467  $   276  $ 5,040  $ 18,177  $ 4,696  $14,048  $ 3,859  $ 5,491  $ 6,101
Oil and natural gas
properties (1)(2).......   7,842    8,680   16,304    37,392   33,297   31,174   33,773   35,675   44,583
Current liabilities.....     920      993    1,305    10,070    3,997    8,234    3,664    4,844    5,836
Long-term debt..........      --       --       --    10,246    7,100    8,350    8,467    9,354   16,517
Total Assets............   8,309    8,956   22,542    56,137   38,462   46,017   38,062   41,925   51,169
Shareholders' equity
(1)(2)..................   7,839    7,962   21,237    35,372   27,014   29,034   25,632   27,401   28,591

----
(1) Had Ultra followed U.S. GAAP, the carrying value of the oil and natural gas properties would not be materially different than under Canadian GAAP. Under U.S. GAAP, Ultra is required to discount future net revenues at 10% for purposes of calculating any required ceiling test write-down. Under Canadian GAAP, future net revenues are not discounted, however, they are reduced for estimated future general and administrative expenses and interest. In the years ended June 30, 1995, 1996, 1997, 1998, and 1999, the six-month periods ended December 31, 1998 and 1999 and the nine-month periods ended September 30, 1999 and 2000, the calculations of the ceiling limitations under Canadian GAAP approximated that determined under U.S. GAAP.

(2) Total shareholders' equity and oil and natural gas properties under U.S. GAAP would be $0.2 million lower in all periods presented, due to the manner in which escrowed shares were accounted for in fiscal 1995.

                 PENDARIES SELECTED CONSOLIDATED FINANCIAL DATA

   The selected consolidated financial data below is derived from the consolidated balance sheets of Pendaries as of December 31, 1995, 1996, 1997, 1998, and 1999 and September 30, 1999 and 2000, and consolidated statements of operations for the years ended December 31, 1995, 1996, 1997, 1998 and 1999 and the nine-month periods ended September 30, 1999 and 2000. The Pendaries selected consolidated financial data is derived from Pendaries' financial statements using Canadian generally accepted accounting principles on a basis consistent with the audited consolidated financial statements and the accompanying notes of Pendaries. All amounts are in U.S. dollars. The data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Pendaries" and the consolidated financial statements of Pendaries and notes thereto.

                                                                       Nine-Months
                                                                          Ended
                                                                      September 30,
                                Year Ended December 31,                (unaudited)
                         ------------------------------------------  ----------------
                          1995    1996     1997     1998     1999     1999     2000
                         ------  -------  -------  -------  -------  -------  -------
                                (In thousands except per share amounts)
Statement of Operations
 Data:
Revenues:
 Oil and natural gas
  income................ $   --  $    77  $   607  $   465  $   348  $   322  $    --
                         ------  -------  -------  -------  -------  -------  -------
Expenses:
 Oil and natural gas
  operating.............     --       11      241      176      218      213       --
 General and
  administrative........    315    1,049    2,175    2,408    1,396    1,075    1,197
 Depreciation, depletion
  and amortization......      3       54      321      291      162      140       30
 Capital raising costs..     --       --       --      299       --       --      551
 Stock option
  settlement............     --       --       --      450       --       --       --
 Exchange (gain) loss...     --       71       48       91       53      (38)      35
                         ------  -------  -------  -------  -------  -------  -------
                            318    1,185    2,785    3,715    1,829    1,390    1,813
Operating Loss..........    318    1,108    2,178    3,250    1,481    1,068    1,813
Other Income:
 Consulting fees........    558      220       --       --       --       --       --
 Interest income........      9       65      912      540      325      241      162
                         ------  -------  -------  -------  -------  -------  -------
Income (loss) before
 income taxes...........    249     (823)  (1,266)  (2,710)  (1,156)    (827)  (1,651)
 Income tax recovery
  (provision)...........    (87)     419      382       --       --       --       --
                         ------  -------  -------  -------  -------  -------  -------
Net Income/(Loss)....... $  162  $  (404) $  (884) $(2,710) $(1,156) $  (827) $(1,651)
                         ======  =======  =======  =======  =======  =======  =======
Net Income (Loss) Per
 Share:
 Basic and fully
  diluted............... $  .08  $  (.08) $  (.10) $  (.31) $  (.13) $  (.09) $  (.18)
Balance Sheet Data
 (at end of period)
 Current assets......... $  785  $17,973  $15,133  $ 7,873  $ 6,984  $ 6,287  $   898
 Oil and natural gas
  properties............ $2,797  $ 8,546  $16,285  $21,129  $20,327  $21,926  $25,451
 Current liabilities.... $   60  $   407  $   276  $   160  $    78  $    73  $   142
 Total assets........... $3,654  $26,684  $31,500  $28,842  $27,682  $28,007  $26,571
 Shareholders' equity... $3,467  $25,895  $31,224  $28,682  $27,604  $27,934  $26,429
U.S. GAAP
 Net Income/(Loss)...... $  162  $  (404) $  (884) $(5,455) $(1,156) $  (827) $(1,651)
 Net Income/(Loss) Per
  Share:
 Basic and fully
  diluted............... $  .08  $  (.08) $  (.10) $  (.62) $  (.13) $  (.09) $  (.18)
 Property and
  equipment............. $2,854  $ 8,611  $16,135  $17,918  $17,678  $18,566  $22,832
 Total assets........... $3,654  $26,684  $31,500  $26,097  $24,937  $25,262  $23,826
 Shareholders' equity... $3,467  $25,895  $31,224  $26,117  $24,859  $25,189  $23,684

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                  FINANCIAL STATEMENTS OF ULTRA AND PENDARIES

   In 1999, Ultra changed its fiscal year from June 30 to December 31. The following tables set forth preliminary unaudited pro forma condensed combined financial data which are presented to give effect to the arrangement. The statement of operations data assumes that the arrangement was consummated at the beginning of the period presented. The balance sheet data assume that the arrangement was consummated on September 30, 2000. The purchase price is a preliminary estimate using the October 16, 2000 share price of Ultra converted at that day's exchange rate. See Note C. Under Canadian GAAP, the purchase price is determined using the Ultra stock price at the date of closing. This purchase price may materially change in the future so this is only an estimate. The unaudited pro forma condensed combined financial data are not necessarily indicative of the results of operations or the financial position which would have occurred had the arrangement been consummated at the beginning of the earliest period presented, nor are they necessarily indicative of future results of operations or financial position. The unaudited pro forma condensed combined financial data should be read in conjunction with the historical consolidated financial statements of Pendaries and Ultra incorporated by reference or included as an appendix to this proxy statement.

                    Ultra Petroleum and Pendaries Petroleum
              Unaudited Pro Forma Condensed Combined Statement of
                Operations for the Year ended December 31, 1999

                                  Ultra             Pendaries
                         -------------------------  ---------
                           Six months      Twelve
                              ended        months    Twelve
                         ----------------   ended    months
                         6-30-99  12-31-   12-31-     ended   Arrangement Adjusted
                           (A)    99 (A)     99     12-31-99  Adjustments Balance
                         -------  -------  -------  --------- ----------- --------
                                (In thousands except per share amounts)
REVENUE
  Oil and natural gas
   income............... $ 3,891  $ 4,786  $ 8,677   $   348       --     $ 9,025
                         -------  -------  -------   -------      ---     -------
TOTAL REVENUE...........   3,891    4,786    8,677       348       --       9,025
EXPENSES
  Oil and natural gas
   operating expenses...   1,386    1,329    2,715       218       --       2,933
  Depletion and
   depreciation.........     620    1,186    1,806       162       --       1,968
  Bad debt expenses.....   2,019      (35)   1,984        --       --       1,984
  General and
   administrative
   expenses.............   1,889    1,668    3,557     1,449       --       5,006
                         -------  -------  -------   -------      ---     -------
TOTAL EXPENSES..........   5,914    4,148   10,062     1,829       --      11,891
OTHER INCOME (EXPENSE)
  Interest and other
   income...............     151       18      169       325       --         494
  Interest expense......    (335)    (344)    (679)       --       --        (679)
  Lawsuit settlement....      --   (1,876)  (1,876)       --       --      (1,876)
                         -------  -------  -------   -------      ---     -------
  Total other income
   (expense)............    (184)  (2,202)  (2,386)      325       --      (2,061)
NET LOSS................ $(2,207) $(1,564) $(3,771)  $(1,156)      --     $(4,927)
                         =======  =======  =======   =======      ===     =======
LOSS PER SHARE
  Shares outstanding....  55,670   56,671   56,751     8,849       --      71,746
  Basic loss per share.. $ (0.03) $ (0.03) $ (0.07)  $ (0.13)      --     $ (0.07)

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    Ultra Petroleum and Pendaries Petroleum
         Unaudited Pro Forma Condensed Combined Statement of Operations
                  for the nine months ended September 30, 2000

                                                           Arrangement Adjusted
                                         Ultra   Pendaries Adjustments Balance
                                        -------  --------- ----------- --------
                                            (In thousands except per share
                                                       amounts)
REVENUE
  Oil and natural gas revenue.......... $ 8,930   $    --     $ --     $ 8,930
                                        -------   -------     ----     -------
TOTAL REVENUE..........................   8,930        --       --       8,930
EXPENSES
  Oil and natural gas operating
   expenses............................   2,132        --       --       2,132
  Depletion and depreciation...........   1,733        30       --       1,763
  General and administrative expenses..   1,777     1,783       --       3,560
                                        -------   -------     ----     -------
TOTAL EXPENSES.........................   5,642     1,813       --       7,455
OTHER INCOME (EXPENSE)
  Interest income......................      15       162       --         177
  Interest expense.....................    (571)       --       --        (517)
                                        -------   -------     ----     -------
Total other income (expense)...........    (502)      162       --        (340)
                                        -------   -------     ----     -------
NET INCOME (LOSS)...................... $ 2,786   $(1,651)    $ --     $ 1,135
                                        =======   =======     ====     =======
EARNINGS (LOSS) PER SHARE
  Basic shares outstanding.............  56,782     9,226       --      71,777
  Diluted shares outstanding...........  58,908     9,226       --      73,903
  Basic earnings (loss) per share...... $   .05   $  (.18)      --     $   .02
  Diluted earnings (loss) per share.... $   .05   $  (.18)      --     $   .02


   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    Ultra Petroleum and Pendaries Petroleum
              Unaudited Pro Forma Condensed Combined Balance Sheet
                             at September 30, 2000

                                                        Arrangement    Adjusted
                                     Ultra    Pendaries Adjustments    Balance
                                    --------  --------- -----------    --------
                                                   Unaudited
                                    -------------------------------------------
                                                (in thousands)
              ASSETS
CURRENT ASSETS
  Cash and cash equivalents........ $  1,112   $   898   $     --      $  2,010
  Restricted cash..................      198        --         --           198
  Accounts receivable..............    4,091        --         --         4,091
  Prepaid expenses and other
   assets..........................      700        96         --           796
                                    --------   -------   --------      --------
Total current assets...............    6,101       994         --         7,095
PROPERTY AND EQUIPMENT
  Oil and natural gas properties
   recorded under the full cost
   method.......................... 50,389      25,451   (25,451) (B)
                                                           42,057 (C)    92,446
  Furniture, fixtures and office
   equipment.......................      533       234      (234) (B)
                                                              127 (C)       660
  Accumulated depreciation,
   depletion and amortization......   (5,853)     (107)       107 (B)    (5,853)
                                    --------   -------   --------      --------
Total property and equipment.......   45,069    25,578     16,606        87,253
                                    --------   -------   --------      --------
TOTAL ASSETS....................... $ 51,170   $26,572   $ 16,606      $ 94,348
                                    ========   =======   ========      ========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
CURRENT LIABILITIES
  Accounts payable.................    5,836       109         --         5,945
  Accrued liabilities..............       --        33        600 (D)       633
                                    --------   -------   --------      --------
Total current liabilities..........    5,836       142        600         6,578
LONG-TERM LIABILITIES
  Long-term debt...................   16,517        --         --        16,517
  Deferred revenue.................      225        --         --           225
                                    --------   -------   --------      --------
Total long-term liabilities........   16,742        --         --        16,742
SHAREHOLDERS' EQUITY
 Share capital.....................   50,840    33,057      9,379 (E)    93,276
 Accumulated deficit...............  (22,248)   (6,627)     6,627 (E)   (22,248)
                                    --------   -------   --------      --------
Total shareholders' equity.........   28,592    26,430     16,006        71,028
                                    --------   -------   --------      --------
TOTAL LIABILITIES & SHAREHOLDERS'
 EQUITY............................ $ 51,170   $26,572   $ 16,606      $ 94,348
                                    ========   =======   ========      ========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                     Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements

(A) The statement of operations for the six-months ended June 30, 1999 and December 31, 1999 reflects Ultra's 1999 change in fiscal year from June 30 to December 31 and to present the twelve-months ended December 31, 1999.

(B) To reverse Pendaries historical oil and natural gas properties and furniture, fixtures and office equipment balances and the related accumulated depreciation, depletion and amortization.

(C) To record the preliminary pro forma allocation of the purchase price of the acquisition of Pendaries, including estimated arrangement costs, to property, plant and equipment using the purchase method of accounting. The following is a calculation and allocation of the purchase price to the acquired assets and liabilities based on their relative fair values.

    Calculation of Purchase Price (in Thousands Except per Share Data):

      Common shares to be issued......................................  14,995
      Price per Ultra common share (using $4.29 Canadian and an
       exchange rate of .66 as of October 16, 2000)................... $  2.83
                                                                       -------
      Fair value of stock issued...................................... $42,436
      Add: Estimated arrangement costs................................     600
                                                                       -------
      Purchase Price.................................................. $43,036
                                                                       =======

    Allocation of Purchase Price (In Thousands):

      Purchase Price................................................. $43,036
      Less: Working capital and other liabilities assumed............    (852)
      Less: Furniture, fixtures and office equipment.................    (127)
                                                                      -------
      Oil and natural gas properties using the full cost method of accounting.................................................... $42,057
                                                                      =======

(D) To record the liabilities associated with estimated arrangement costs of approximately $600,000.

(E) To record the pro forma adjustments to shareholders' equity using the purchase method of accounting. The adjustment amount is calculated as follows (in thousands):

    Fair value of stock issued (calculated in Note (C) above).......... $ 42,436
    Less: Pendaries historical shareholders' equity....................  (26,430)
                                                                        --------
    Adjustments to shareholders' equity................................ $ 16,006
                                                                        ========

(F) Reconciliation Note

    These unaudited pro forma condensed Combined Financial Statements are expressed in U.S. dollars and are prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP") which conform in all material respects with those in the United States ("U.S. GAAP") for the years presented, except as outlined below.

    Oil and Natural Gas Properties

    In Canada, if the net capitalized costs of oil and natural gas properties in a cost center exceed an amount equal to the sum of the estimated future net revenues from proved oil and natural gas reserves in the cost center and the costs of properties not being amortized, both adjusted for income tax effects, such excess is charged to expense. Also, the total capitalized costs of all cost centers are subject to a further recoverability test which includes, among other things, providing for site development and restoration, future general, administrative and financing costs. This is not consistent with U.S. GAAP.

    For U.S. GAAP, if the net capitalized costs of oil and natural gas properties in a cost center exceed an amount equal to the sum of the estimated discounted present value of 10% of future net revenues from proved oil and natural gas reserves in the cost center and the costs of properties not being amortized, both adjusted for income tax effects, such excess is charged to expense.

   Purchase Price Adjustments and Historical Differences

   The retained (deficit) under U.S. GAAP would be $169,000 greater due to the manner in which escrowed shares were accounted for in fiscal 1995. Under Canadian GAAP, the purchase price is determined using the Ultra stock price at the date of closing. Assuming an October 16, 2000 closing date, Canadian GAAP has a greater share capital balance of US$2,850,000 compared to U.S. GAAP, which uses an acquisition price of Cdn$4.00 per share versus Cdn$4.29 under Canadian GAAP. If the date of December 4, 2000 is used as the closing date, for Canadian GAAP purposes, the share capital would be US$8,322,000 less than the balance on the pro forma balance sheet, using an Ultra closing price of Cdn$3.50 and an exchange rate of .6499, the exchange rate on December 4, 2000. The price of Ultra's stock at the closing of the arrangement is not yet known, and these are only estimates. Therefore, the purchase price may materially change.

                            COMPARATIVE MARKET DATA

   In the table below, we present the range of the reported high and low sales prices, as shown on AMEX and the TSE, of the Pendaries common shares, and, with respect to the shares of Ultra common stock, as shown on the TSE. The Pendaries common shares are listed on AMEX under the ticker symbol "PDR" and on the TSE under the ticker symbol "PDQ." The shares of Ultra common stock are listed on the TSE under the ticker symbol "UP."

                                        Pendaries Ultra               Ultra
                               ---------------------------------- -------------
                                 American Stock    Toronto Stock  Toronto Stock
                               Exchange(/1/)(/2/)  Exchange(/3/)  Exchange(/3/)
                               ------------------- -------------- -------------
                                 High               High    Low    High   Low
                                 (US$)   Low (US$) (Cdn$)  (Cdn$) (Cdn$) (Cdn$)
                               --------- --------- ------- ------ ------ ------
1998
  First Quarter                      N/A       N/A $12.500 $7.500 $7.300 $4.060
  Second Quarter.............. $   3.875 $   3.500 $ 8.750 $5.250 $5.650 $3.550
  Third Quarter............... $   3.625 $   1.125 $ 5.200 $1.510 $3.850 $1.680
  Fourth Quarter.............. $   1.063 $   0.313 $ 1.500 $0.570 $2.020 $1.140
1999
  First Quarter............... $   0.938 $   0.438 $ 1.400 $0.660 $1.540 $1.060
  Second Quarter.............. $   1.875 $   0.500 $ 2.650 $0.800 $1.370 $0.960
  Third Quarter............... $   1.313 $   0.625 $ 1.700 $1.100 $2.000 $1.070
  Fourth Quarter.............. $   3.438 $   0.938 $ 5.040 $1.500 $1.490 $0.930
2000
  First Quarter............... $   4.500 $   2.250 $ 6.600 $2.840 $1.100 $0.750
  Second Quarter.............. $   3.380 $   2.000 $ 5.250 $3.000 $2.800 $0.780
  Third Quarter............... $   3.500 $   2.875 $ 5.000 $4.000 $3.900 $1.950
  Fourth Quarter
   (through December 1,
   2000)...................... $   4.000 $   2.813 $ 6.000 $4.110 $4.500 $3.250

--------
(1) Our common shares were listed on AMEX on June 24, 1998.
(2) Pricing information provided by AMEX.
(3) Pricing information provided by the TSE.

   On October 13, 2000, the last full trading day prior to our signing and announcing the arrangement agreement, the closing price of the Pendaries common shares was US$3.50 per share as reported on AMEX, and Cdn$4.11 per share as reported on the TSE. The closing price of the Ultra common shares on the same day was Cdn$3.85 per share as reported on the TSE. Based on the 1.58 exchange ratio provided in the arrangement agreement and the closing price of the Ultra common shares on October 13, 2000, the value of the Ultra common shares to be received for each Pendaries common share is US $4.01, using the average exchange rate on October 13, 2000 of Cdn$0.6623 per US$1.00. On December 1, 2000, the most recent practicable date prior to the mailing of this document to you, the closing sale prices of the Pendaries common shares was US$2.813 per share as reported on AMEX, and Cdn$5.50 per share as reported on the TSE. We encourage you to obtain current market quotations for Ultra common shares and Pendaries common shares.

   In the arrangement agreement, Ultra agreed that, until the arrangement is completed or the arrangement agreement is terminated, Ultra will not pay any dividends on any of Ultra common shares. In the arrangement agreement, we agreed that, until the arrangement is completed or the arrangement agreement is terminated, Ultra will not pay any dividends on any of the common shares. We have never declared nor paid cash dividends to the holders of common shares, and do not intend to do so. Ultra also has never declared nor paid cash dividends to the holders of Ultra common shares, and does not intend to do so in the foreseeable future.

                      SELECTED COMPARATIVE PER SHARE DATA

   The following table sets forth selected combined historical per share data for Ultra and Pendaries, selected unaudited pro forma per share data for Ultra giving effect to the arrangement using the purchase method of accounting and the equivalent unaudited pro forma combined per share amounts for Pendaries. The pro forma combined data are not necessarily indicative of actual financial position or future operating results or that which would have occurred or will occur upon consummation of the arrangement.

   The information shown below should be read in conjunction with the historical consolidated financial statements and notes thereto and the selected pro forma financial data for the combined company included elsewhere in this proxy statement.

                                For the Nine-Months Ended September 30, 2000
                              ------------------------------------------------
                                                                  Pendaries
                                Ultra    Pendaries  Ultra Pro     Pro Forma
                              Historical Historical Forma/(1)/ Equivalent/(2)/
                              ---------- ---------- ---------- ---------------
Net Income (loss) per common
 share from continuing
 operations..................    $0.05     $(0.18)     $0.02        $0.03
Book value per common
 share/(3)/..................    $0.50     $ 2.86      $0.99        $1.56
                                    For the Year Ended December 31, 1999
                              ------------------------------------------------
                                                                Pendaries Pro
                                Ultra    Pendaries  Ultra Pro       Forma
                              Historical Historical Forma/(1)/ Equivalent/(2)/
                              ---------- ---------- ---------- ---------------
Net Income (loss) per common
 share from continuing
 operations..................   $(0.07)    $(0.13)    $(0.07)      $(0.11)
Book value per common
 share/(3)/..................   $ 0.46     $ 2.99     $ 0.96       $ 1.52

--------
(1) The pro forma net income (loss) per share data for Ultra is presented as if the arrangement and certain other recent transactions as described in the "Unaudited Pro Forma Combined Financial Statements" had occurred as of the beginning of the respective periods.
(2) The equivalent per share amounts of Pendaries are calculated by multiplying Ultra pro forma per share amounts for net income (loss) per share and book value per share (post-arrangement) by the exchange ratio of 1.58.
(3) Book value per common share was calculated using shareholders' equity as reflected in the historical and pro forma financial statements divided by the number of Ultra or Pendaries common shares outstanding.

                            PENDARIES PETROLEUM LTD.

The Company

   We are a Houston-based independent oil and natural gas company with interests in two shallow water concession blocks in the Bohai Bay, China.

   Block 04/36 covers 454,000 acres. We own an 18.2% foreign contractor's interest in the block. Our partner and the operator is Kerr-McGee China Petroleum Ltd. which owns the remaining 81.8%. China National Offshore Oil Company, or CNOOC, has the right to participate for up to 51% by paying 51% of development and operating costs. This block contains our discovery field, the CFD 2-1, on which Kerr McGee drilled one exploration and three successful appraisal wells in 1996 and 1997. In addition, Kerr-McGee drilled a successful discovery well on the CFD 11-1 field in late 1999 followed by two successful appraisal wells in early 2000.

   Block 05/36 covers 312,000 acres and is adjacent to Block 04/36. We own a 15% foreign contractor's interest in this block. Our partners in this block are Kerr-McGee, which owns a 50% interest and is the operator, and Newfield Exploration, which owns a 35% interest. CNOOC has the right to participate for up to 51% by paying its proportionate share of development and operating costs. One field, the CFD 12-1, has been discovered to date. Kerr-McGee drilled the successful discovery well in mid-2000 followed by a successful appraisal well in the third quarter of 2000.

   3-D seismic has been shot over the CFD 2-1 field and is currently being shot over an area which covers both the CFD 11-1 and the CFD 12-1 fields, as well as nine other prospects in the area. After the 3-D seismic data is analyzed, we and our partners plan to drill 8 to 15 exploration and appraisal wells in 2001.

   At the end of 1998, we owned an interest in five oil and gas exploration petroleum contracts covering blocks in the Gulf of Bohai and the Pearl River Mouth Basin of the South China Sea. During 1999 we and the operator decided to concentrate our resources and efforts on the two primary blocks in the Bohai Bay. Sino-American met the minimum exploration expenditures as of December 31, 1999 on all of the blocks except one of the relinquished Bohai Bay blocks, the Getuo Block. The operator and its Chinese counterpart, CNOOC, have agreed that the foreign contractors would drill one additional well so as to meet the minimum requirement on the Getuo Block. If the drilling results in a dry hole, the net cost to Pendaries would be approximately $200,000. The timing of this work has not yet been determined. If it is not a dry hole and more work is needed, the foreign contractors have the option to reinstate their interest in the Getuo Block.

Description of Share Capital

   Our authorized capital consists of an unlimited number of common shares.

   Each common share entitles the holder of record to one vote at shareholder meetings and to receive dividends as may be declared by our board of directors, paid in equal amounts per common share. Holders of common shares are entitled to participate, on an equal basis per share, in any distribution of the net assets upon our liquidation, dissolution or winding-up. There are no preemptive, redemption, purchase or conversion rights attached to the common shares.

   The shareholders elect our directors by cumulative voting. Each shareholder has the right to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. A shareholder may cast all such votes in favor of one candidate or distribute them among the candidates in any manner.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                  OF PENDARIES

General

   You should read this discussion together with our consolidated financial statements, including the accompanying notes. Because the majority of Pendaries' business activity is conducted in U.S. dollars, it uses the U.S. dollar as its reporting currency. Pendaries prepared consolidated financial statements in accordance with Canadian generally accepted accounting principles for all periods presented. You should also read Note 12 to our December 31, 1999 audited consolidated financial statements regarding reconciliation to U.S. generally accepted accounting principles, set forth elsewhere in this proxy statement.

Results of Operations

   Nine-Month Period Ended September 30, 2000 Compared to the Nine-Month Period Ended September 30, 1999

 Net Loss

   Pendaries incurred a net loss of $1,651,124 ($.18 per share) and $826,696 ($.09 per share) for the nine months ended September 30, 2000 and 1999, respectively. The $824,428 increase in net loss was due to the following:

 Revenues

   Oil and natural gas revenue from our properties located in Alberta, Canada of $321,796 for the nine months ended September 30, 1999 was zero for the same period in 2000 due to the sale of these Canadian properties in November of 1999. For the same reason, oil and natural gas operating expenses of $213,031 for the nine months ended September 30, 1999 were zero for the same period in 2000.

 Expenses

   General and administrative expense increased from $1,075,000 in the first nine months of 1999 to $1,197,541 for the comparable period of 2000. The $122,441 increase was due to increased costs of attempted capital raising.

   Depreciation, depletion and amortization decreased by $110,175 from $140,374 in 1999 to $30,199 in 2000 due to the sale of the Canadian oil and natural gas properties in November 1999.

   During the course of the nine months ended September 30, 2000, we incurred $550,632 in costs associated with our financing efforts, the arrangement agreement and credit agreement with Ultra. Our financing efforts included an extensive effort to raise capital through a private placement of equity as well as the preparation of the documents for a shareholders' rights offering. When the decision was made to enter into an arrangement agreement with Ultra, all such costs were expensed. There were no such costs in 1999.

   We incurred an exchange loss of $35,018 for the nine months ended September 30, 2000 as compared to an exchange gain of $38,721 in the same period of 1999 as a result of the strengthening of the U.S. dollar against the Canadian dollar in the 2000 period.

 Interest Income

   Interest income decreased by $79,026 from $241,292 in the nine month period of 1999 to $162,266 in the same period of 2000. The decrease was due to the reduction of cash available for investment in the 2000 period.

   Comparison of Years Ended December 31, 1999, 1998 and 1997

 Net Loss

   Our net loss for 1997 totaled $884,341 or $0.10 per share, compared to a net loss in 1998 of $2,710,378 or $0.31 per share, and $1,156,402 or $0.13 per share for 1999.

 Revenues

   Our revenues have come solely from oil and gas properties in Alberta, Canada owned between November 1996 and November 1999. Oil and gas revenues decreased from $606,922 in 1997 to $464,833 in 1998, primarily due to the decline in oil prices. Oil and gas revenues further decreased to $347,653 in 1999 due to loss of income from one of the Canadian properties, the Wintering Hills Field, relating to workover operations carried out on that field in April, normal reservoir depletion, and the ownership of the properties for less than a full year.

 Expenses

   Oil and gas operating expenses decreased from $240,807 in 1997 to $176,179 in 1998 due to fewer workover and remedial operations being carried out on our Canadian properties in 1998. Oil and gas operating expenses increased from $176,179 in 1998 to $217,561 in 1999 due to the plugging and workover costs related to the Grand Forks Field.

   General and administrative expenses increased somewhat from $2,174,867 in 1997 to $2,407,639 in 1998. This increase was due to SEC registration expenses, listing on the American Stock Exchange and one-time charges incurred in connection with the closing of our Toronto, Canada office and personnel reductions. In 1999, general and administrative expenses decreased by $1,011,836 to $1,395,803, primarily due to reductions in staff, reduced salaries and related costs, cost savings in connection with the closing of our Toronto, Canada office, and reduced outside professional costs.

   Depreciation, depletion and amortization decreased from $321,304 in 1997 to $291,334 in 1998, due to a decline in production during the year. Depreciation, depletion and amortization further decreased to $162,345 in 1999 due to production decreases and ownership of the properties for less than the full year.

   We incurred an exchange loss of $47,868 in 1997 as compared to $90,873 in 1998 and $53,223 in 1999. The losses occurred due to the relative strength of the U.S. dollar against the Canadian dollar.

   During 1998, we wrote off $299,397 of registration expenses incurred primarily in the first half of 1998 in anticipation of an offering of securities which we canceled. During 1998, we settled litigation with a former president of our wholly-owned subsidiary, Sino-American, for $450,000 which was charged to expense.

 Interest Income

   Interest income decreased from $911,942 in 1997 to $540,211 in 1998 and $324,877 in 1999, due to the use of our initial public offering proceeds for capital requirements and payment of expenses.

 Income Taxes

   We recorded a recovery of income taxes of $381,641 in 1997 and none in either 1998 or 1999. We follow Accounting Recommendation Section 3465, "Income Taxes," of the Handbook of the Canadian Institute of Chartered Accountants and determined that the losses incurred in 1998 and 1999 did not meet the criteria stated in Section 3465 to record a future income tax asset.

Liquidity and Capital Resources

   From inception, July 5, 1994, our equity transactions by year are shown below. Of the total, $31,504,198 represents cash raised by issuance of common equity, $1,325,000 represents oil and natural gas properties paid for by issuance of common equity, and $227,290 represents services paid for by issuance of common equity.

                                      Common    Exercise
                                       Share       of     Exercise
              Period                  Equity    Warrants of Options    Total
              ------                ----------- -------- ---------- -----------
1995............................... $ 3,287,500 $     -- $       -- $ 3,287,500
1996...............................  22,812,658       --     20,000  22,832,658
1997...............................      68,000  944,488  5,196,115   6,208,603
1998...............................     131,081       --     42,000     173,081
1999...............................      28,209       --     50,000      78,209
2000 (through September 30)........      30,000       --    446,437     476,437
                                    ----------- -------- ---------- -----------
  Totals........................... $26,357,448 $944,488 $5,754,552 $33,056,488
                                    =========== ======== ========== ===========

   During the same periods, Pendaries' capital expenditures were as follows:

                         Oil and Natural     Oil and Natural  Furniture,
                         Gas Properties      Gas Properties  Fixtures and
         Period              Canada               China       Equipment      Total
         ------          ---------------     --------------- ------------ -----------
1995....................   $       --          $ 3,597,631     $ 59,758   $ 3,657,389
1996....................    1,966,088            2,981,853       62,613     5,010,554
1997....................           --            7,739,641      105,286     7,844,927
1998....................           --            4,843,827      (57,719)    4,786,108
1999....................   (1,966,088)/(1)/      1,163,869       (2,579)     (804,798)
2000 (through September
 30)....................           --            5,123,708       66,301     5,190,009
                           ----------          -----------     --------   -----------
  Totals................   $       --          $25,450,529     $233,660   $25,684,189
                           ==========          ===========     ========   ===========

--------
(1) We received proceeds from the sale of our Canadian properties of $1,200,000. The difference of $766,088 is due to accumulated depletion on the properties.

   Our current projections of total cash requirements attributable to our China interests through the end of 2003 are shown below. After 2003, we believe that all capital costs in the Bohai Bay and general and administrative expenses can be funded from internal cash flow of these properties.

                       Estimated Capital Costs/2000--2003
                                    US$000's

                          Exploration   Development             Less Cash
                          All Fields   All Fields and            and Net           Cumulative
                         and Potential   Potential    Pendaries Production          Cash Out
          Year             Prospects     Prospects       G&A      Income    Total    Flows
          ----           ------------- -------------- --------- ---------- ------- ----------
Last Three Months of
 2000...................    $ 1,770       $    --      $  350    $   (900) $ 1,220  $ 1,220
2001....................      8,967         1,068       1,500          --   11,535   12,755
2002....................      4,717        23,273       1,500      (6,701)  22,789   35,544
2003....................      6,316        55,380       1,500     (53,616)   9,580   45,124
                            -------       -------      ------    --------  -------
  TOTALS................    $21,770       $79,721      $4,850    $(61,217) $45,124
                            =======       =======      ======    ========  =======

   After capital expenditures and funds used in operations, we had cash of approximately $900,000 at September 30, 2000. In conjunction with the arrangement agreement, Ultra has provided a US$5.0 million line of credit to our subsidiary, Sino-American. The line of credit bears interest at the prime rate of Bank One, Texas N.A. The credit facility is fully guaranteed by Pendaries and secured by all of the stock of Sino-American. Under the terms of the credit facility, any amounts borrowed by Sino-American must be repaid by December 31, 2001 unless extinguished by an earlier closing of the arrangement with Ultra.

   As of December 1, 2000, we have borrowed $1,145,000 from Ultra, and we expect to draw an additional $500,000 on or about December 18, 2000. We believe that Ultra's cash flow and its bank line of credit will be sufficient to cover both our capital requirements and those of Ultra's in the future.

   We anticipate that we will have access to the full $5.0 million provided under the line of credit from Ultra. This amount should be enough to meet all of our commitments for capital expenditures and general and administrative expenses through the end of the first quarter 2001, and possibly into the middle of the second quarter of 2001. If the arrangement with Ultra were not to close, then we may be unable to find another source of capital to continue operations. If we find any new capital source, that party would have to provide sufficient funds to fully pay off the Ultra line of credit. While we expect to close the transaction with Ultra in early 2001, we have been informed by Arthur Andersen LLP, our independent public accountants, that if the transaction does not close before filing our audited December 31, 2000 financial statements and we are unable to secure additional financing, their report on those statements will include an explanatory fourth paragraph expressing uncertainty regarding our ability to continue as a going concern.

RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   This is an excerpt from Note 12 to Pendaries' consolidated financial statements for the year ended December 31, 1999.

Oil and Gas Properties

   In Canada, if the net capitalized costs of oil and gas properties in a cost center exceed an amount equal to the sum of the estimated future net revenues from proved oil and gas reserves in the cost center and the costs of properties not being amortized, both adjusted for income tax effects, such excess is charged to expense. Also, the total capitalized costs of all cost centers are subject to a further recoverability test which includes, among other things, providing for site development and restoration, future general, administrative and financing costs. This is not consistent with U.S. GAAP.

   For U.S. GAAP, if the net capitalized costs of oil and gas properties in a cost center exceed an amount equal to the sum of the estimated discounted present value of 10% of future net revenues from proved oil and gas reserves in the cost center and the costs of properties not being amortized, both adjusted for income tax effects, such excess is charged to expense. Included in the estimated future net cash flows are Canadian provincial tax credits expected to be realized beyond the date at which the legislation, under its provisions, could be repealed. To date, the Canadian provincial government has not indicated an intention to repeal this legislation.

   In 1998, if U.S. GAAP had been applied instead of Canadian GAAP, the Company would have recognized an impairment of its oil and gas properties in the amount of $549,555 in Canada and $2,195,799 in China. There is no such impairment in 1999 and 1997. These amounts are reflected in the summary shown below as impairment of oil and gas properties. All Canadian oil and gas properties were sold in November 1999. All amounts are in thousands except for per share data and weighted average common shares outstanding.

                                              1999        1998        1997
                                           ----------  ----------  ----------
Loss according to financial statements,
 Canadian GAAP............................ $   (1,156) $   (2,710) $     (884)
Increase due to U.S. GAAP impairment of
 oil and gas properties...................         --      (2,745)         --
                                           ----------  ----------  ----------
Approximate loss in accordance with U.S.
 GAAP.....................................     (1,156)     (5,455)       (884)
                                           ----------  ----------  ----------
Retained deficit, beginning of period.....     (6,564)     (1,109)       (225)
                                           ----------  ----------  ----------
Retained deficit, end of period........... $   (7,720) $   (6,564) $   (1,109)
                                           ==========  ==========  ==========
Loss per share:
Basic..................................... $    (0.13) $    (0.62) $    (0.10)
                                           ==========  ==========  ==========
Diluted................................... $    (0.13) $    (0.62) $    (0.10)
                                           ==========  ==========  ==========
Weighted average common shares
 outstanding..............................  8,848,840   8,780,388   8,366,811
                                           ==========  ==========  ==========

Accounting for Stock-Based Compensation

   In 1995, the United States Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." With regard to its stock option plan, the Company applies the intrinsic value method under Accounting Principles Board ("APB") Opinion No. 25 as allowed under SFAS No. 123 in accounting for this plan, and accordingly no compensation expense has been recognized. Had compensation expense been determined based on the fair value at the grant dates for the stock option grants consistent with the method of SFAS No. 123, the Company's loss per common share would have increased to the pro forma amounts indicated below:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1999     1998     1997
                                                    -------  -------  -------
                                                     (000's omitted except
                                                      per share and share
                                                             data)
Loss:
  As reported (thousands).......................... $(1,156) $(2,710) $  (884)
  Pro Forma (thousands)............................ $(1,300) $(2,926) $(2,309)
Loss per share:
  As reported:
    Basic.......................................... $ (0.13) $ (0.31) $ (0.10)
    Diluted........................................ $ (0.13) $ (0.31) $ (0.10)
  Pro Forma:
    Basic.......................................... $ (0.15) $ (0.33) $ (0.27)
    Diluted........................................ $ (0.15) $ (0.33) $ (0.27)
Stock options issued during period (thousands)--
 Pendaries.........................................     191     79.5      285
Weighted average exercise price--Pendaries options
 granted........................................... $   .78  $  7.51  $ 13.13
Average per option compensation value of options
 granted--Pendaries................................ $   .75  $  2.72  $  5.00
Compensation cost (thousands)...................... $   144  $   216  $ 1,425

   The above amounts were determined in accordance with the Black-Scholes option pricing model, using the following assumptions: expected volatility computed using, as of the date of grant, the weekly average of the common shares as listed on the AMEX which was approximately 113%; expected dividend yield--0%; expected option term--5 years; and a weighted average risk-free rate of return as of the date of grant as 5.734% based on the yield of five-year U.S. treasury securities.

Escrowed Shares Compensation Expense

   In the U.S., the Securities and Exchange Commission has taken the position that if shares of stock owned by officers and directors of an issuer are placed in escrow in connection with such issuer's initial public offering and if the release of such shares is conditioned upon any criteria other than the passage of time, then upon the release of the escrowed shares, compensation expense is required to be recognized by the issuer. The issuer's financial statements must reflect compensation expense in an amount equal to the excess of the price (fair value) of the issuer's common stock at the date of release over the initial public offering price. Certain officers and directors of the Company were required by the Alberta Securities Commission to place shares in escrow in connection with the Company's initial public offering in Canada in late 1996. The release of 122,868 of these shares is potentially subject to being recognized as compensation. No release of such shares has occurred. If the price of the Company's common stock were to be below the initial offering price at the time of release, no compensation expense would be recognized.

Comprehensive Income (Loss)

   During June 1997, the FASB issued SFAS No. 130, "Comprehensive Income", which was required to be adopted in the first quarter of 1998. The Statement requires presentation of comprehensive income (loss), which is traditional net income (loss) adjusted for certain items reflected as direct charges to equity. There are no significant reconciling items that would have an effect on comprehensive income for the three years ended December 31, 1999.

Supplemental Cash Flow Disclosures

   The Company paid no interest or taxes during the three year period ended December 31,1999.

Derivative Instruments and Hedging Activities

   In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In June 1999, the FASB issued SFAS No. 137 which deferred the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company does not anticipate that the implementation of SFAS No. 133 will have a material impact on the consolidated financial statements.

                      PRINCIPAL SHAREHOLDERS OF PENDARIES

   The following sets forth information, as of December 1, 2000, concerning beneficial ownership of our shares by any shareholders known to us to beneficially own more than 5% of our issued and outstanding common shares, and all current executive officers and directors individually and as a group. Except as otherwise indicated and except for those shares that are listed as being beneficially owned by more than one shareholder, each shareholder identified in the table has sole voting and investment power with respect to their shares. As of December 1, 2000, there were 9,225,970 shares outstanding.

   Unless otherwise indicated, information on beneficial owners of more than 5% of shares is based on Schedule 13G reports filed with the SEC and as to Filland International Ltd., is based on our corporate records.

                                                              Common Shares
                                                          Beneficially Owned at
                                                          December 1, 2000(/1/)
                                                          --------------------------
                                                                         Percent of
Name and Address of                                                         Class
Person or Group                      Position              Shares        Outstanding
-------------------      -------------------------------- ---------      -----------
Robert E. Rigney........ Chairman of the Board
                         Chief Executive Officer            669,539          7.3%
Frederic A. Tietz....... President                           73,579          0.8%
Bobby J. Fogle.......... Vice-President Finance, Director   117,566          1.3%
Philip R. Henry......... Vice-President                      91,132          1.0%
Paul H. Farrar.......... Director                            93,901          1.0%
Shingyi Ho.............. Vice-President, Director           231,219          2.5%
Ben F. Barnes........... Director                           174,498          1.9%
James C. Roe............ Director                           134,031          1.5%
All of the executive
 officers and directors
 as a group (8
 persons)...............                                  1,583,461         17.2%
State Street Research &
 Management Company One
 Financial Center, 30th
 Fl. Boston, MA 02111-
 2690...................                                    479,400(/2/)     5.2%
Filland International
 Ltd.
  38 Gloucester Road
  Wanchai, Hong Kong....                                    600,000(/3/)     6.5%

--------

(1) Unless otherwise indicated in the footnotes below, the number of shares held and the percent outstanding are as of December 1, 2000 and the persons named have sole voting and investment power over the number of shares beneficially owned by them. The table includes the following shares that were acquirable within 60 days following September 30, 2000 by exercise of options granted under our stock option plans: Mr. Robert E. Rigney-- 102,500; Mr. Frederic A. Tietz--60,000; Mr. Bobby J. Fogle--97,500; Mr. Philip R. Henry--50,000; Mr. Paul H. Farrar--73,400; Mr. Shingyi Ho-- 68,500; Mr. Ben F. Barnes--29,200; and Mr. James C. Roe--73,400.
(2) Based on a Schedule 13G dated February 11, 1999 filed with the SEC, State Street Research & Management Company, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is deemed to be the beneficial owner of 479,400 shares as a result of acting as an investment advisor to several clients.
(3) Based on our records only, as Filland is a foreign corporation not subject to SEC filing requirements.

                 DIRECTORS AND EXECUTIVE OFFICERS OF PENDARIES

   Our directors and executive officers are:

Name                     Age                          Position
----                     --- ----------------------------------------------------------
Robert E. Rigney........  69 Chairman and Chief Executive Officer, Director
Frederic A. Tietz.......  69 President
Bobby J. Fogle..........  55 Vice President, Finance, Chief Financial Officer, Director
Shingyi Ho..............  54 Vice President, Director
Philip R. Henry.........  47 Vice President, Investor Relations and Secretary
Ben F. Barnes...........  62 Director
Paul H. Farrar..........  65 Director
James C. Roe............  71 Director

   Robert E. Rigney is our Chairman and Chief Executive Officer and has been a member of our board of directors since our founding. Mr. Rigney has been a diplomat, oil company executive and consultant in Asia for over 21 years. Mr. Rigney has been responsible for obtaining oil concessions in China, Indonesia and other Asian countries. He has also assisted various Chinese oil and natural gas enterprises to train their employees in the use of Western oil and natural gas technology and applications.

   Frederic A. Tietz has served as our President since 1996. From 1991 to 1996, Mr. Tietz worked as an independent consultant to McDermott International and Axem Resources. Mr. Tietz is a certified petroleum geologist and has over 35 years of oil and natural gas exploration and production experience including serving as President of Monsanto Oil Company and as President of BHP Petroleum (Americas) Inc.

   Bobby J. Fogle is our Vice President, Finance, Chief Financial Officer and serves on our board of directors. Before joining us in 1996, Mr. Fogle was employed by The Keplinger Companies, Inc. from 1976 to 1996 in various capacities, including controller, vice president, treasurer, executive vice president and director.

   Shingyi Ho is our Vice President and a member of our board of directors and has held these same positions with Sino-American since 1996. Before 1996, Mr. Ho worked for our predecessor company for two years. Mr. Ho is the senior executive in our Beijing office and is the principal liaison with the Chinese ministries, governmental authorities and agencies. He has worked for more than 16 years in the energy business in China, representing a variety of western companies such as Input-Output, Kerr-McGee, Valero Energy and Landmark Graphics.

   Philip R. Henry has served as Vice-President, Investor Relations and Secretary of Pendaries and Vice-President of Sino-American since 1996. Mr. Henry was a partner with Klenda Financial Services, Inc., a financial services company based in Denver, Colorado, from 1988 until 1996.

   Ben F. Barnes has been a member of our board of directors since 1999 and has been a director of Sino-American since 1996. Mr. Barnes has been active in politics in Texas for more than thirty years. Since 1973, Mr. Barnes has been employed as a business consultant working with organizations such as MARTA Technologies and Ranger Insurance. He served as Lieutenant Governor of Texas from 1969 to 1973.

   Paul H. Farrar has been a member of our board of directors since 1996. Since 1994 he has served as Chairman of Adelaide Capital Corporation, a finance services corporation, and currently serves as a director of AFC Enterprises and Anchor Glass Container Corp in the U.S. and serves as director and Chairman of Canadian Airlines Corporation, as well as a director of Consumers Packaging Inc. in Canada. Mr. Farrar was a Senior Vice-President of a Canadian chartered bank prior to 1994.

   James C. Roe has been a member of both our board of directors and Sino-American's board of directors since 1996. Mr. Roe was Vice-President/Owner of Delta-X Corporation from 1973 until the sale of that corporation in February 1997. Delta-X is engaged in the design, manufacture, and sale of high technology automation systems used in oil producing operations. Mr. Roe has spent his entire career in various sales and management positions in the oil services industry before joining Delta-X Corporation in 1973.

                             ULTRA PETROLEUM CORP.

The Company

   Ultra was incorporated on November 14, 1979, under the laws of the Province of British Columbia, Canada. Ultra continued into the Yukon Territory, Canada, under Section 190 of the Business Corporations Act (Yukon Territory) on March 1, 2000. Ultra explores for and develops oil and natural gas, primarily in the Green River Basin of southwest Wyoming, where it leases approximately 271,966 gross (200,088 net) acres covering approximately 425 square miles. Ultra also operates a well in Texas that is a marginal producer. Ultra currently derives approximately 90% of its revenue from the sale of natural gas and approximately 10% from the sale of condensate. As of July 1, 2000, Ultra estimates that it had 128.745 Bcfe of proved reserves with a discounted before-tax cash flow of $140.7 million.

   Ultra has two wholly-owned subsidiaries through which it conducts its operations in the United States, Ultra Petroleum (USA) Inc., a Colorado corporation, and Ultra Resources, Inc., a Wyoming corporation.

Recent Developments

   Pinedale Anticline EIS. In 1998, the U.S. Bureau of Land Management initiated an Environmental Impact Study, or EIS, for Ultra's Pinedale Anticline area in the Green River Basin of Wyoming. An EIS evaluates the effects an industry's activities will have on the environment in which the activity is proposed, and will play an important role in determining Ultra's ability to develop its natural gas resources in the region. From January 2000 to July 2000, Ultra did not participate in the drilling of any new wells within the Pinedale Anticline area due to restrictions placed on the area by the BLM while the EIS was conducted over the area as well as due to winter lease stipulations.

   The EIS encompasses approximately 200,000 gross acres north of the Jonah Field, and where most of Ultra's exploration and development is taking place. The EIS includes an analysis of the geological and reservoir characteristics of the area plus environmental studies related to wildlife, surface use, and socio-economic and air quality issues.

   The BLM issued a final draft of the EIS in mid-November and a final EIS in May 2000. The final ROD with respect to the EIS was issued by the Bureau in late July 2000, and allows for the drilling of 700 producing surface locations within the EIS areas. The ROD/EIS does not authorize the drilling of particular wells. Ultra must submit applications to the Bureau's Pinedale field manager for permits to drill and for other required authorizations, such as rights-of-ways for pipelines, for each specific well or pipeline location.

   Since the final ROD/EIS was issued, Ultra has embarked on a ten-well drilling program in the northern end of the Pinedale Anticline. As of November 9, 2000, Ultra had drilled seven (2.4 net) successful exploratory wells, all of which were in the process of being completed. Production from these wells is expected to commence by the end of November 2000. The remaining three (0.5 net) wells were drilling at November 9, 2000. Questar Exploration and Production Company, McMurry Energy and Anschutz Exploration are acting as the operators of these wells. In addition, as of November 9, 2000, Ultra, as operator, was drilling one gross (.38 net) development well on the southern end of the Pinedale Anticline.

   In addition to locations on federal lands, Ultra owns leases on significant areas of state and privately owned lands in the vicinity of the Pinedale Anticline area that do not fall under the jurisdiction of the BLM and are not subject to the EIS process.

   Jonah Field Environmental Assessment. In August 1999, the BLM required an environmental assessment, or "EA," for the Jonah Field where Ultra had drilled 21 wells. An EA is a more limited environmental study than an EIS. The BLM required an EA to evaluate the proposed downspacing of the Jonah Field from 80 acres, which had been permitted as a result of an EIS completed on the Jonah Field in 1998, to 40 acres. The final Finding of No Significant Impact with respect to the EA was issued in mid-June 2000 and approves infield drilling on 40 acre spacing. As a result, Ultra has identified 22 additional drilling locations on its acreage in the Stud Horse Butte area of the field which it estimates has added as of July 1, 2000 proved reserves of 49.766 Bcfe with a discounted before tax cash flow of $51.82 million.

   In the third quarter of 2000, Ultra commenced a program to drill and complete 18 wells out of the 22 new locations in the Jonah Field. As of November 9, 2000, Ultra has drilled 11 gross (7.0 net) development wells, of which 10 gross (6.4 net) wells are currently producing. One additional gross (0.6 net) development well is being drilled while one additional gross (0.6 net) development well is waiting on completion. The remaining wells in the program are scheduled to be drilled and completed by the second quarter of 2001. Ultra is the operator of these wells.

   Acquisition of 3-D Seismic. In June 2000, Ultra acquired 182 square miles of 3-D seismic data from Veritas DGC covering a portion of the Pinedale Anticline. Ultra is currently reprocessing this data to integrate it with existing 3-D data over the northern Mesa area of the Pinedale Anticline area prior to interpretation. Ultra now has 3-D seismic data over the entirety of its Pinedale Anticline acreage.

Description of Property

   As of December 31, 1999, Ultra owned developed oil and natural gas leases totaling 4,750 gross, or 1,621 net, acres of which 87.5% is located in the Green River Basin of Sublette County, Wyoming and the remaining 12.5% is located in Texas, plus associated production equipment. Ultra owned undeveloped oil and natural gas leases totaling 267,216 gross, or 198,467 net, acres of which 98% is located in the Green River Basin of Sublette County, Wyoming and the remaining 2% is located in Texas. Ultra's acreage in the Green River Basin is primarily covering the Pinedale Anticline and a large undeveloped block west of the Anticline. Ultra also owns three sections in the Jonah Field. The acreage and other additional information concerning Ultra's oil and natural gas operations are presented in the following tables. Holding costs of leases not held by production are approximately $280,000 for the fiscal year ended December 31, 2000.

Net Oil and Natural Gas Production, Average Price and Average Production Cost

   The net quantities of natural gas and condensate produced and sold by Ultra for each of the last three fiscal years, the average sales price per unit sold and the average production cost per unit are presented below:

                           Natural Gas and Condensate

                                            Net Natural               Natural Gas  Cost Per
 Fiscal Year Ended June   Net Condensate   Gas Production Sales Price Sales Price Equivalent
          30,            Production (Bbls)    (MCF)**       Per Bbl     Per MCF      MCF*
 ----------------------  ----------------- -------------- ----------- ----------- ----------
1997....................       8,000           300,000      $21.68       $2.02      $0.25
1998....................      14,000         1,800,000      $13.26       $1.81      $0.33
1999....................      42,000         4,129,000      $15.95       $1.54      $0.32
Six months ended
 December 31, 1999......      20,000         1,908,000      $21.69       $2.29      $0.38

--------
* Equivalent barrels have been calculated on the basis of six thousand cubic feet (6 MCF) of natural gas equals one barrel of oil.
** Average production cost includes lifting costs, remedial workover expenses and production taxes.

Gross and Net Productive Wells

   As of the dates set forth below, Ultra's total gross and net wells were as follows:

                               Productive Wells*
                           Natural Gas and Condensate

                                                           Gross Wells Net Wells
                                                           ----------- ---------
      June 30, 1999.......................................      48       14.86
      December 31, 1999...................................      52       16.56

--------
* A gross well is a well in which a working interest is owned. The number of net wells represents the sum of fractional working interests Ultra owns in gross wells. Productive wells are producing wells plus shut-in wells Ultra deems capable of production.

Gross and Net Developed and Undeveloped Acres

   As of the following dates, Ultra had total gross and net developed and undeveloped oil and natural gas leasehold acres as set forth below. The developed acreage is stated on the basis of spacing units designated by the state regulatory authorities.

                               Leasehold Acreage*

                                June 30, 1999             December 31, 1999
                         --------------------------- ---------------------------
                          Developed    Undeveloped    Developed    Undeveloped
                         ----------- --------------- ----------- ---------------
                         Gross  Net   Gross    Net   Gross  Net   Gross    Net
                         ----- ----- ------- ------- ----- ----- ------- -------
Louisiana...............   430    13      --      --   430    13      --      --
Texas...................   160    40   3,684     747   160    40   3,684     747
Wyoming................. 4,160 1,568 263,532 197,720 4,160 1,568 263,532 197,720
                         ----- ----- ------- ------- ----- ----- ------- -------
All States.............. 4,750 1,621 267,216 198,467 4,750 1,621 267,216 198,467

--------
* Gross acres are those acres in which a working interest is owned. The number of net acres represents the sum of fractional working interests Ultra owns in gross acres.

Exploratory Wells and Developed Wells

   For the time periods indicated below, the number of net wells drilled by Ultra was as follows:

                                 Net Exploratory Net Development
                                  Wells Drilled   Wells Drilled
                                 --------------- ---------------
          Fiscal Year                                              Total Net
         Ended June 30,          Productive Dry  Productive Dry  Wells Drilled
         --------------          ---------- ---- ---------- ---- -------------
1999............................    0.68    0.50    3.73       0      4.91
1998............................    2.93    1.60    3.44       0      7.97
1997............................    0.43       0    0.95       0      1.38
Six Months Ended December 31,
 1999...........................       0    1.00    1.70    0.43     3.125

   As of November 9, 2000, Ultra had ten gross (6.4 net) wells drilling.

Estimated Net Quantities of Proved Reserves and Present Value of Estimated Future Net Reserves

   The following information regarding Ultra's proved producing reserves and total proved reserves sets forth the quantities of oil, natural gas, and natural gas equivalents. Additional information is presented on the estimated undiscounted future cash flows from such proved producing and total proved reserves, along with their present value, discounted at 10% per annum. These undiscounted future net cash flows and present value of such cash flows are presented before tax. This should be contrasted with the supplemental information regarding oil and natural gas producing activities appended to Ultra's audited financial statements for the period ended December 31, 1999, which information is provided on an after-tax basis.

                            July 1, 2000 Jan. 1, 2000 July 1, 1999 July 1, 1998
                            ------------ ------------ ------------ ------------
Proved Developed
 Reserves(/1/)
  Oil, Mbbls...............        289         297          350          224
  Natural gas, MMcf........     35,690      36,480       34,400       22,300
  Natural gas equivalents,
   MMcfe (6:1).............     37,424      38,262       36,500       23,644
  As a percentage of total
   proved..................         29%         51%          83%          39%
Total Proved Reserves
  Oil, Mbbls...............        987         575          420          579
  Natural gas, MMcf........    122,826      71,231       41,436       57,100
  Natural gas equivalents,
   MMcfe (6:1).............    128,748      74,681       43,956       60,574
  Before tax cash flow,
   undiscounted............   $297,158     $92,938      $64,482      $47,821
  Before tax cash flow,
   discounted..............   $140,741     $41,275      $30,671      $17,399

--------

(1) Reserve numbers at July 1, 2000 are based on reports prepared by Ultra and audited by Netherland, Sewell & Associates, Inc. Reserve numbers as at January 1, 2000 are based upon a reserve report prepared by Netherland, Sewell & Associates, Inc. Reserve numbers at July 1, 1999 and 1998 are based on reports prepared by Gilbert Laustsen Jung Associates Ltd.

   In general, estimates of reserves and the future net cash flows attributable to the reserves are based upon a number of variable factors and assumptions, such as historical production from the properties, the assumed effects of regulation by governmental agencies, and assumptions concerning future oil and natural gas prices and future operating costs, all of which may vary considerably from actual results. All such estimates are to some degree speculative, and classifications of reserves are only attempts to define the degree of speculation involved. For these reasons, estimates of the economically recoverable oil and natural gas reserves attributable to any particular group of properties, classifications of such reserves based on risk of recovery and estimates of the future net cash flows expected therefrom, prepared by different engineers or by the same engineers at different times, may vary substantially. The actual production, revenues, severance and excise taxes, development and operating expenditures with respect to its reserves will vary from estimates and such variances could be material. Information set forth herein regarding the quantities of and cash flows attributable to Ultra's oil and natural gas reserves are forward looking statements. See "Forward-Looking Statements."

Legal Proceedings

   Ultra is currently involved in various routine disputes and allegations incidental to its business operations. While it is not possible to determine the ultimate disposition of these matters, Ultra, after consultation with legal counsel, believes that the final resolution of all such currently pending or threatened litigation is not likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows of Ultra.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                    OF ULTRA

General

   The following discussion of the financial condition and operating results of Ultra should be read in conjunction with consolidated financial statements and related notes of Ultra. Except as otherwise indicated all amounts are expressed in U.S. dollars. In 1999, Ultra changed its fiscal year end from June 30 to December 31. Ultra therefore prepared, in addition to financial statements for the 12-month period ended June 30, 1999, financial statements for the transition period from July 1, 1999 through December 31, 1999. Ultra's financial statements are prepared in accordance with Canadian GAAP. You should read Note 10 to Ultra's audited consolidated financial statements regarding reconciliation to U.S. GAAP.

   Since its entry into the oil and natural gas industry in 1993, Ultra has continued to raise capital for its exploration and development programs, all of which are based in the United States. Substantially all of the oil and natural gas activities are conducted jointly with others and, accordingly, the amounts reflect only Ultra's proportionate interest in such activities.

   From January 2000 to July 2000, Ultra did not participate in the drilling of any new wells within the Pinedale Anticline area due to restrictions placed on the area by the BLM while an Environmental Impact Assessment was conducted over the area as well as for winter lease stipulations. The final ROD/EIS was issued by the BLM in late July 2000, and as a result, in the third quarter of 2000, Ultra commenced a ten well drilling program.

   In mid-June 2000, the BLM issued a final Environmental Assessment regarding Ultra's Jonah Field that approves infield drilling on 40 acre spacing. As a result, in the third quarter of 2000, Ultra commenced a program to drill and complete 18 wells out of the 22 new locations in the Jonah Field. As of November 9, 2000, Ultra has drilled 11 gross (7.0 net) wells, of which ten gross (6.4 net) wells are currently producing.

   Inflation has not had a material impact on Ultra's results of operations and is not expected to have a material impact on Ultra's results of operations in the future.

Results of Operations

   Nine-Month Period Ended September 30, 2000 Compared to the Nine-Month Period Ended September 30, 1999

 Revenues

   Oil and natural gas revenues for the nine-month period increased 49% to $8.9 million from $6.0 million during the same period in 1999. For the nine-month period ended September 30, 2000, Ultra had net income of $2.8 million compared to a net loss of $2.0 million for the same period in 1999. The increase in revenue was attributable to increases in product prices received. During the nine-month period ended September 30, 2000, natural gas production decreased 18% to 2.9 Bcf from 3.5 Bcf in 1999 due to lack of drilling during the first half of 2000. For the same reason, condensate production decreased to 27,749 barrels during the nine-month period ended September 30, 2000 from 34,942 barrels in 1999. Production rates have increased following the commencement of drilling upon issuance of the Jonah down-spacing order in June 2000, and the Pinedale EIS Record of Decision in July 2000. During the nine-month period ended September 30, 2000 the average product prices received were $2.80 per Mcf and $30.94 per barrel, compared to $1.49 per Mcf and $22.07 per barrel during the same period in 1999. Natural gas prices reported for the nine months ended September 30, 2000 reflected the effects of natural gas production sold by Ultra on a forward basis at prices which proved to be lower than the level to which open market prices rose for natural gas sold on a current basis during that period. No production is currently hedged or being sold on a forward basis.

 Expenses

   Production expenses and taxes for the nine-month period ended September 30, 2000 increased to $2.1 million from $2.0 million during the same period in 1999. Direct operating expenses decreased to $0.5 million for the period from $0.6 million for the same period in 1999. Production taxes increased to $0.8 million from $0.5 million in 1999. Production taxes increased to $0.292 per Mcfe, from $0.14 per Mcfe during the same period in 1999. As production taxes are calculated as percentage of production revenue, these increases were directly attributable to higher product prices received. Gathering costs decreased to $0.8 million from $0.9 million in 1999. On a unit basis, gathering fees were flat for the period.

   Depletion and depreciation expense for the nine-month period increased to $1.7 million from $1.0 million during the same period in 1999. The increase in depletion and depreciation expense was attributable to a higher DD&A rate for the nine-month period ended September 30, 2000.

   General and administrative expenses for the nine-month period ended September 30, 2000 decreased 33% to $1.8 million from $2.6 million during the same period in 1999. This decrease in total general and administrative expense was attributable to the restructuring program implemented mid-1999, which reduced staffing and costs throughout the course of the year, and into early 2000. On a unit basis, general and administrative expenses for the nine months decreased by 18% to $0.58 per mcfe as compared to the same period in 1999.

   Six-Month Period Ended December 31, 1999 Compared to Six-Month Period Ended December 31, 1998

 Revenues

   Oil and natural gas revenues increased to $4.8 million for the six-month period ended December 31, 1999 from $3.1 million for the same period in 1998. Ultra incurred a net loss of $1.6 million for the six-month period ended December 31, 1999 compared to a net loss of $6.7 million for the same period in 1998. The increase in gross revenues was attributable to an increase in both Ultra's production and the increase in prices received for that production. During this period, Ultra's production increased to 1.91 Bcf of natural gas, and 20.0 thousand barrels of condensate, up from 1.76 Bcf of natural gas, and
9.43 thousand barrels of condensate for the same period in 1998. During the six-month period ended December 31, 1999, the average product prices were $2.26 per Mcf and $20.67 per barrel, compared to $1.72 per Mcf and $11.77 per barrel for the same period in 1998.

 Expenses

   During the six-month period ended December 31, 1999 production expenses and taxes increased to $1.3 million from $1.2 million in 1998. Direct lease operating expenses decreased to $0.3 million in 1999 from $0.4 million in 1998 and on a unit of production basis, to $0.136 per Mcfe in 1999, from $0.225 per Mcfe in 1998. This reduction was primarily attributable to the effects of restructuring operations and reductions in operating field staff. Production taxes for this period in 1999 were $0.4 million compared to $0.25 million in 1998 or $0.238 per Mcfe in 1999, from $0.143 per Mcfe in 1998. Production taxes are calculated based on a percentage of revenue from production. Therefore, higher production and higher prices contributed to the increases. Gathering fees for the period increased in 1999 to $0.6 million from $0.5 million in 1998 due to higher production volumes.

   Depletion and depreciation expenses remained relatively constant from the six-month period ended December 31, 1999 to the same period in 1998. On a unit basis, such expenses decreased to $0.578 per Mcf, from $0.648 per Mcfe in 1998 primarily as a result of increases in proved reserves.

   General and administrative expenses decreased 58% to $1.7 million during the six-month period ended December 31, 1999 from $4.0 million for the same period in 1998. The decrease was attributable to the restructuring implemented during 1999. Net interest expense for the period increased to $0.3 million in 1999 from $0.1 million in 1998. This increase was attributable to both the increase in borrowings under the senior credit facility and reduction in cash balances earning interest. In November 1999, Ultra settled litigation relating to the plugging and abandonment of the White Estate No. 1 well. The settlement and legal costs relating to this litigation totaled $1.9 million.

   Fiscal Year Ended June 30, 1999 Compared to Fiscal Year Ended June 30, 1998

 Revenues

   Ultra incurred a net loss of $8.9 million for the year ended June 30, 1999 compared to a net loss of $10.6 million for the year ended June 30, 1998. Oil and natural gas revenues increased to $7.0 million in fiscal 1999 from $3.6 million in 1998. This was directly attributable to Ultra's drilling and completion activities in the Green River Basin of Wyoming. Ultra's annual production increased to 4.1 Bcf of natural gas and 42.0 thousand barrels of condensate during 1999, up from 1.8 Bcf of natural gas and 14.0 thousand barrels of condensate during 1998. During 1999 the average product prices received were $1.54 per Mcf and $15.95 per barrel, compared to an average of $1.81 per Mcf and $13.26 per barrel in 1998.

 Expenses

   Production expenses and taxes increased to $2.6 million in 1999 from $1.0 million in 1998. Direct lease operating expenses increased to $0.8 million in 1999 from $0.3 million in 1998. Production taxes and gathering fees increased to $1.8 million in 1999 from $0.7 million in 1998. All these increases were directly attributable to increases in production in the Green River Basin of Wyoming.

   Depletion and depreciation expense increased to $1.8 million in 1999 from $1.4 million in 1998. The increase in depletion and depreciation expense was attributable to increased production. The per mcf equivalent oil and natural gas depletion and depreciation rate fell to $0.41 in 1999. The decline in the per mcfe depletion and depreciation rate was attributable to the effects of the ceiling test write-down of $3.4 million incurred in December, 1998, additions to reserves and reduced finding and development costs. The book value of oil and natural gas properties was $33.3 million at June 30, 1999, compared to $37.4 million at June 30, 1998.

   During fiscal year ended June 30, 1999, Ultra recognized a property impairment charge of $3.4 million, as a result of the capitalized cost of oil and natural gas properties exceeding a "ceiling" on such costs computed in accordance with GAAP. This impairment was caused by the lower commodity prices at December 31, 1998. The ceiling test impairment is reported separately on the income statement. In June 1999, Ultra sold a working interest in certain undeveloped leaseholds for $5.0 million in cash, which had been split between proven and unproven properties and $8.2 million in carried work commitments which reduced the carrying value of unproven properties.

   General and administrative expenses increased to $5.9 million in 1999 from $3.4 million in 1998. This increase in total general and administrative expenses was primarily attributable to increases in staffing and activity during the first and second quarters of fiscal 1999. During the third and fourth quarters, Ultra implemented a restructuring plan to reduce general and administrative expenses. During fiscal 1999, Ultra wrote off $2.0 million of bad debts. These debts were owed primarily by joint venture partners for amounts expended by Ultra in drilling farm-out prospects on these partners' behalf for which Ultra was never reimbursed. Ultra evaluated the ability of the joint venture partners to repay the debts and determined that repayment was unlikely.

   Included in unproven properties is $2.5 million of prepaid environmental costs, which relate to Ultra's agreement to purchase specified nitrogen oxide emission off-sets. These off-sets are to be utilized by Ultra in the future development of its oil and natural gas properties in the Pinedale Anticline as the asset that will generate the off-sets is under construction. Of the total payment, $2.0 million was in the form of a note that bears interest at 10% payable in installments of $.75 million and $1.25 million on July 15, 1999 and 2000, respectively. Interest on this note has been capitalized as part of the prepaid environmental cost.

Liquidity and Capital Resources

   In the nine-month period ended September 30, 2000, Ultra relied on its cash flow and senior credit facility to finance its capital expenditures. Cash flow from operations before changes in non-cash working capital for the first three quarters of 2000 totaled $4.5 million as compared to cash flow used in operations of ($0.9) million for the first three quarters of 1999. As of September 30, 2000, Ultra had $9.7 million of outstanding indebtedness under its credit facility. Ultra reported a cash position at September 30, 2000 of $1.1 million as compared to $0.4 million cash on hand at December 31, 1999. The increased cash position is primarily attributable to an increase in principal outstanding under the senior credit facility. Working capital increased to $0.3 million at September 30, 2000 from $0.2 million at December 31, 1999.

   Bank credit facility. In March 2000, Ultra secured a senior credit facility with Bank One, Texas, N.A. The senior credit facility provides for a $40 million revolving credit line with an initial borrowing base of $18 million bearing interest at either the bank's prime rate or LIBOR plus two and one half percent. Borrowings under the senior credit facility are secured by mortgages covering substantially all of Ultra's producing oil and natural gas properties. The borrowing base is adjusted periodically based on the discounted present value attributable to Ultra's proved producing oil and natural gas reserves, as determined by the bank. As of November 29, 2000 the bank was redetermining the borrowing base to account for an increase in Ultra's reserve base. Ultra may borrow, pay, reborrow and repay under the credit facility until March 1, 2003, on which date Ultra must repay in full all amounts then outstanding.

Capital Expenditures

   For the nine-month period ended September 30, 2000, Ultra's capital expenditures were $12.8 million. Ultra spent approximately $8.8 million to drill ten gross (6.4 net) wells and complete seven gross (4.5 net) wells on its acreage in the Jonah Field and spent approximately $2.3 million to drill an additional five gross (1.9 net) wells and complete three gross (0.9 net) wells on its acreage in the Pinedale Anticline area of the Green River Basin of southwestern Wyoming.

   For the remainder of 2000 and the first quarter of 2001, Ultra has budgeted $10.4 million to drill nine gross (4.5 net) development wells in the Jonah Field and three gross (.73 net ) exploratory wells in the Pinedale Anticline. Ultra estimates that this budget along with the capital expenditures associated with Pendaries' budget for 2001 can be financed with available cash, projected cash flow from operations and the senior credit facility. However, future cash flows and continued availability of financing are subject to a number of uncertainties beyond Ultra's control, such as production rates, the price of oil and natural gas, continued results of Ultra's drilling program and the general condition of the capital markets for oil and natural gas companies. There can be no assurances that adequate funding will be available to execute Ultra's planned future capital program.

                       DESCRIPTION OF ULTRA CAPITAL STOCK

   Ultra is a Yukon Territory corporation governed by its articles of incorporation, by-laws and the Business Corporations Act (Yukon Territory). Ultra's authorized capital stock of Ultra consists of an unlimited number of common shares without par value and 10 million preferred shares.

Common Shares

   As of November 9, 2000, Ultra had issued and outstanding 56,939,762 common shares with approximately 470 holders of record and approximately 9,883 beneficial holders of its common shares. The holders of outstanding common shares may receive dividends out of assets legally available at the times and in the amounts as the Ultra board of directors may, from time to time, determine. These dividends are subject to any preferences which may be granted to the holders of preferred shares. Holders of common shares do not have cumulative voting rights and are entitled to one vote per share on all matters on which the holders of common shares may vote. The common shares do not have preemptive rights and are not subject to redemption or conversion. Upon liquidation, dissolution, or winding-up of Ultra, the assets available for distribution to shareholders are distributable ratably among the holders of the common shares after payment of all debt and liabilities of Ultra and the liquidation preference of any outstanding class or series of preferred stock. All outstanding common shares are, and the common shares to be issued in exchange for Pendaries common shares will be, when issued and delivered, validly issued, fully paid, and nonassessable. The rights of holders of common shares are subject to the preferential rights of any preferred stock that is outstanding or that Ultra may issue in the future.

   As of November 9, 2000, Ultra had options outstanding to purchase 4,595,000 common shares with exercise prices ranging from Cdn$0.81 to Cdn$5.00 per share with a weighted average exercise price of Cdn$1.54.

Preferred Stock

   Ultra's board of directors may, without further action of Ultra shareholders, establish and issue preferred shares in one or more series and fix the rights, preferences and restrictions of the series of preferred shares. The rights of holders of common shares are subject to, and may be adversely affected by, the rights of holders of preferred shares. The issuance of additional preferred shares could adversely affect the voting power of holders of common shares and could have the effect of delaying or preventing a change in control of Ultra or other corporate action. The board has not yet established any three series of preferred shares.

                        PRINCIPAL SHAREHOLDERS OF ULTRA

   The following sets forth information, as of November 9, 2000, concerning beneficial ownership of Ultra common shares by any shareholders known to Ultra to beneficially own more than 5% of Ultra's issued and outstanding common shares, and all current executive officers and directors individually and as a group. As of November 9, 2000, there were 56,939,762 shares outstanding.

                                                                   Common Shares
                                                               Beneficially Owned at
                                                                  November 9, 2000
                                                               ----------------------
                                                                          Percent of
                                                                             Class
Name and Address of Person or Group          Position            Shares   Outstanding
-----------------------------------          --------          ---------- -----------
Michael D. Watford............       Chairman of the Board and    144,403       *
16801 Greenspoint Park Drive         Chief Executive Officer
Houston, Texas 77060
Dr. William C. Helton.........       Director                     363,329       *
1015 Marlow Road
Raleigh, North Carolina 27609
John Hislop(1)................       Director                     220,134       *
609 West Hastings Street
Suite 1100
Vancouver, British Columbia
Canada V6 B 4 W4
Ultra Holdings, Inc.(1).......                                 13,230,600    23.2%
609 West Hastings Street
Suite 1100
Vancouver, British Columbia
Canada V6 B W4
All of the executive officers
 and directors as a group (6
 persons).....................                                    743,401    1.31%

--------

* Less than 1%.

(1) Mr. John Hislop is the President and a director of Ultra Holdings, Inc. Combined, Mr. Hislop and Ultra Holdings, Inc. hold 13,450,734 Ultra common shares.

                   DIRECTORS AND EXECUTIVE OFFICERS OF ULTRA

   Our directors and executive officers are:

                Name            Age                    Position
                ----            ---                    --------
      Michael D. Watford......  46  Chairman, President and Chief Executive Officer
      Stephen R. Kneller......   46 Vice-President--Exploration
      Charlotte H. Kauffman...   42 General Counsel, Corporate Secretary
      John Hislop.............   47 Director
      William Charles Helton..   58 Director

Mr. Michael D. Watford, Chairman, President and Chief Executive Officer

   Joined Ultra Petroleum on January 29, 1999. Mr. Watford was previously the chief executive officer of Nuevo Energy Company of Houston, Texas where he presided over the rapid growth of that company between

1994 and 1997. During that period the company tripled its asset size and quadrupled market capitalization to $1.0 billion. During his 25 years in the oil and natural gas business, Mr. Watford has become familiar with virtually every aspect of the industry, holding senior management positions in natural gas sales, marketing, exploration & production and corporate finance.

Stephen R. Kneller, Vice-President--Exploration

   Joined Ultra in 1997. Mr. Kneller is a registered professional geologist and certified petroleum geologist with over 22 years of experience in the oil and natural gas industry. Mr. Kneller has experience in the Rocky Mountain region, Appalachian Basin, Texas Gulf Coast and Anadarko Basin. Prior to joining Ultra, Mr. Kneller spent 17 years with CNG Producing Co. and CNG Development Co. working in various roles within exploration. Mr. Kneller has worked the Green River Basin of Wyoming actively since 1990.

Charlotte H. Kauffman, General Counsel, Corporate Secretary

   Joined Ultra in May, 1996. Ms. Kauffman is a licensed attorney in the State of Texas and a petroleum landman with 20 years experience in the oil and natural gas industry. Prior to joining Ultra, Ms. Kauffman spent ten years as petroleum landman and 2 years as an international negotiator with Amoco Production Company working primarily in the Gulf of Mexico and various Gulf Coast areas in the US and various countries as an international negotiator. Ms. Kauffman worked as a land and legal consultant for various independents until joining Ultra.

John Hislop, Director

   Joined Ultra in March of 1993 as a Director and President. Mr. Hislop served as President of Ultra until May of 1996 and became the Chief Financial Officer until September, 1998. Mr. Hislop is President of Ultra Holdings, Inc., an investment holding company, as well as President of Cubix Investments, Inc., an investment holding company. Mr. Hislop is a director of Gemini Energy Corp., a public resource company.

William Charles Helton, Director

   Joined the board of directors of Ultra in August of 1994. Dr. Helton is a cardiologist in Raleigh, North Carolina and is the President of Enterprise Exploration and Production, Inc., a private oil and natural gas exploration and development company.

Certain Relationships and Related Transactions

   Mr. John Hislop is a Director of Gemini Energy Corp. Gemini and Ultra are partners with varying working interests in three prospects in the Green River Basin, Sublette County, Wyoming. Mr. Hislop is engaged and will continue to be engaged in the search for oil and natural gas and oil and natural gas properties on behalf of entities outside of Ultra, and situations may arise where he will be in direct competition with Ultra and, on a post-arrangement basis, the combined companies. It is Ultra's policy that conflicts will be dealt with in accordance with the relevant provisions of the Business Corporations Act (Yukon Territory).

                       COMPARISON OF SHAREHOLDERS' RIGHTS

   Pendaries was incorporated under the Business Corporations Act (Ontario) and continued under the New Brunswick Act, and is now governed by the laws of New Brunswick, its articles of incorporation and its by-laws. Ultra was incorporated under the Business Corporations Act (British Columbia), continued under the Business Corporations Act (Yukon), referred to in this proxy statement as the "Yukon Act," and is now governed by the laws of the Yukon Territory, its articles of incorporation and its by-laws. If the arrangement is consummated, holders of Pendaries common shares will have their shares exchanged for Ultra common shares.

   While the rights and privileges of shareholders of a Yukon corporation are comparable to those of shareholders of the New Brunswick corporation, there are certain differences. Following is a summary of the most significant differences in shareholders' rights. These differences result from differences between:

   . New Brunswick and Yukon law;

   . New Brunswick Act and the Yukon Act; and

   . Pendaries' articles and by-laws and Ultra's articles and by-laws.

This summary is not intended to be complete and is qualified in its entirety by reference to the New Brunswick Act, the Yukon Act and the governing corporate instruments of Pendaries and Ultra.

Place of Meetings and Shareholders

   Under the New Brunswick Act, shareholders' meetings are held within New Brunswick unless otherwise specified in the articles of incorporation. Pendaries' articles provide that shareholder meetings may be held outside of New Brunswick in the following places: Houston, Texas; Toronto, Canada; Beijing, China; and such other place or places outside of New Brunswick as the shareholders may resolve to meet.

   Under the Yukon Act, shareholders' meetings are held in the Yukon Territory unless all of the shareholders entitled to vote at that meeting agree, or unless otherwise specified in the articles of incorporation. Ultra's articles provide that meetings of shareholders may be held, at the directors' discretion, at any location in North America and Europe specified by the directors in the notice of such meeting.

Dissent Rights of Shareholders

   The New Brunswick Act and the Yukon Act each provide that shareholders of a corporation who are entitled to vote on certain matters are also entitled to exercise dissent rights and to be paid the fair value of their shares. The New Brunswick Act and Yukon Act do not distinguish between listed and unlisted shares. Such matters include:

  . any amalgamation with another corporation, other than with certain affiliated corporations;

  . an amendment to the corporation's article to add, change or remove any provisions restricting the issue, transfer or ownership of shares;

  . an amendment to the corporation's articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on;

  . a continuance under the laws of another jurisdiction;

  . a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business;

  . a court order permitting a shareholder to dissent in connection with an application to The Court of Queen's Bench for an order approving an arrangement proposed by the corporation if the arrangement is adopted; or

  . certain amendments to the articles of a corporation which require a separate class or series vote, provided that a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.

   The New Brunswick Act does differ from the Yukon Act in that under the New Brunswick Act, a corporation which proposes to take any action which might otherwise give rise to dissent rights in favor of a shareholder may apply to The Court of Queen's Bench for an order declaring that the proposed action is not, in all the circumstances, one which should give rise to the dissent rights to which the shareholders would otherwise be entitled. Under the Yukon Act, there is no similar provision, unless the action is taken pursuant to the oppression remedy provision set out in section 243 of the Yukon Act.

Vote Required for Extraordinary Transactions

   Under the New Brunswick Act and the Yukon Act, certain corporate actions require approval by a special resolution:

  . certain amalgamations, other than with a direct or indirect wholly-owned subsidiary;

  . continuances;

  . sales, leases or exchange of all or substantially all of a corporation's property, other than in the ordinary course of business;

  . liquidations;

  . dissolutions; and

  . arrangements ordered by a court.

A two-thirds vote of the shareholders voting at the meeting is needed to pass a special resolution.

   Under the Yukon Act and New Brunswick Act, class or series votes may be required with certain fundamental changes. Under both statutes the vote must be by a majority of not less than two-thirds of the votes cast by shareholders of the class or series, as applicable, who vote for that resolution.

Calling a Shareholders' Meeting

   The New Brunswick Act provides that a holder of not less than 10% of the issued and outstanding voting shares of a corporation may require the directors to hold a shareholders' meeting. The Yukon Act provides that holders of not less than 5% of the issued and outstanding voting shares of a corporation may require the directors to hold a shareholders' meeting.

Oppression Remedy

   Both the New Brunswick Act and the Yukon Act provide an oppression remedy that permits a court to make any order, both interim and final, to rectify the matters complained of, if the Director appointed thereunder is satisfied upon application by a complainant, as defined below, that:

  . any act or omission of the corporation or an affiliate effects a result;

  . the business or affairs of the corporation or an affiliate are or have been carried on or conducted in a manner; or

  . the powers of the directors of the corporation or an affiliate are or have been exercised in a manner;

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that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of any security holder, creditor, director or officer of the corporation. A complainant includes:

  . a present or former registered holder or beneficial owner of securities of a corporation or any of its affiliates;

  . a present or former officer or director of the corporation or any of its affiliates;

  . a director; and

  . any other person who in the discretion of the applicable court is a proper person to make such application. The New Brunswick Act also specifically includes a creditor of the corporation as a complainant.

   Because of the breadth of the conduct which can be complained of and the scope of the court's remedial powers, the oppression remedy is very flexible and is frequently relied upon to safeguard the interest of shareholders and other complainants who have a substantial interest in the corporation. Under both the New Brunswick Act and the Yukon Act, it is not necessary to prove that the directors of a corporation acted in bad faith in order to seek an oppression remedy.

Derivative Action

   Both the New Brunswick Act and the Yukon Act provide a right of derivative action. This right is extended to officers, former shareholders, former directors and former officers of a corporation or its affiliates, and any person who, in the court's discretion, is a proper person to make an application to court to bring a derivative action. The New Brunswick Act also extends a right of derivative action to present creditors of a corporation or its subsidiary. Both the New Brunswick Act and the Yukon Act permit derivative actions to be brought in the name and on behalf of a corporation or any of its subsidiaries.

   Under both the New Brunswick Act and the Yukon Act, the court in a derivative action may make any order that it thinks fit including, without limitation:

  . an order authorizing the complainant or any other person to control the conduct of the action;

  . an order giving directions for the conduct of the action;

  . an order directing that any amount adjudged payable by a defendant in the action shall be paid, in whole or in part, directly to former and present security holders, or, in the case of the New Brunswick Act, to a present creditor of the corporation or its subsidiary, instead of to the corporation or its subsidiary, and

  . an order requiring the corporation or its subsidiary to pay reasonable legal fees and any other costs reasonably incurred by the complainant in connection with the action.

Director Qualifications

   The New Brunswick Act provides that a corporation must be managed by one or more directors subject to that corporation's articles, by-laws or unanimous shareholder agreement. Pendaries' articles provide that Pendaries must have no less than three and no more than ten directors. Under the New Brunswick Act there is no requirement that directors be Canadian citizens or residents.

   The Yukon Act provides that the board of directors of a corporation that is a distributing corporation must consist of at lease three individuals, at least two of whom are not officers or employees of the corporation. Ultra's articles provide that Ultra must have at least one and no more than seven directors. There is no requirement under the Yukon Act that directors be Canadian citizens or residents.

Fiduciary Duties of Directors

   The New Brunswick Act and the Yukon Act both provide that every director and officer of a corporation governed by these Acts, in exercising his or her powers and discharging his or her duties shall act honestly and

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in good faith with a view to the best interests of the corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Every director and officer of a corporation governed by either the New Brunswick Act or the Yukon Act must comply with the provisions of that Act, its regulations, the articles and by-laws and any unanimous shareholder agreement of such corporation. No contract provision, articles, by-laws or any resolution relieves a director or officer from the duty to act in accordance with either the New Brunswick Act or the Yukon Act or their regulations or relieves him or her of liability for a breach of either, except with respect to an unanimous shareholder agreement made in accordance with such Act.

Shareholder Voting Rights

   Under both the New Brunswick Act and the Yukon Act, unless the applicable articles of incorporation otherwise provide, shareholders are entitled to one vote per share, either in person or by proxy, on each matter to be voted on at shareholders' meetings. Unless the by-laws otherwise provide, voting at a shareholders' meeting shall be by a show of hands except where a ballot is demanded, either before or on the declaration of the result of any vote by show of hands, after the vote, by a shareholder or proxy holder entitled to vote at the meeting. Both Pendaries' and Ultra's by-laws provide for voting by a show of hands except where a ballot is demanded.

   Under both the New Brunswick Act and the Yukon Act, unless the by-laws otherwise provide, a quorum consists of a majority of the shares entitled to vote at that shareholders' meeting, either present in person or by proxy. Pendaries' by-laws provide that a quorum consists of at least 25% of the shares entitled to vote at the shareholders' meeting be present, either in person or by proxy. The quorum requirement in the Ultra by-laws provide that a quorum consists of at least 5% of the shares entitled to vote at the shareholders' meeting be present, either in person or by proxy. Under the New Brunswick Act, shareholders have cumulative rights in the election of directors, that permit each shareholder entitled to vote at a meeting of shareholders to cast a number of votes equal to the number of shares held by the shareholder multiplied by the number of directors to be elected. Under the Yukon Act, cumulative voting is only permitted in the election of directors if the articles of a corporation provide for it. Ultra's articles do not provide for such cumulative voting.

Consent of Shareholders in Lieu of Meeting

   Under both the New Brunswick Act and the Yukon Act, a written resolution signed by all the shareholders entitled to vote on that resolution is as valid as if it had been passed at a physical meeting of the shareholders.

Inspection Rights

   Under both the New Brunswick Act and the Yukon Act, the security holders of a corporation, in the case of the New Brunswick Act, holders of not less than 10% of the issued shares of any class of a corporation, may apply to a court for an order requiring that an investigation be made of a corporation or of any affiliated corporation. Under both the New Brunswick Act and the Yukon Act, a shareholder of a corporation has the right to inspect copies of:

  . the articles and by-laws of the corporation, including any amendments;

  . minutes of meetings and resolutions of shareholders;

  . notices of changes or directors or registered office;

  . the share register;

  . copies of the financial statements and reports of the corporation's auditors and other financial information required by the Act; and

  . the list of all current and former directors.

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   However, under the Yukon Act, a shareholder of a corporation also has the right to inspect copies of a register of disclosures made by directors and officers of their interests in material contracts or proposed material contracts with the corporation.

Pre-emptive Rights

   Under the New Brunswick Act, unless otherwise provided in the articles of a corporation, shareholders have pre-emptive rights in regarding the issuance of certain securities of the corporation. However, the New Brunswick Act further provides that a corporation which has its shares listed on a prescribed stock exchange is not subject to the otherwise applicable pre-emptive rights provisions in the New Brunswick Act. Pendaries articles provide that where the corporation proposes to issues equity shares of any class or securities convertible into or carrying rights or options to purchase equity shares of any class, the holders of equity shares of any class of the corporation shall not have the pre-emptive right provided by the New Brunswick Act, even if the issuance of the equity shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the unlimited dividend rights of such holders.

   Pendaries' articles further provide that where the corporation proposes to issue voting shares of any class or rights or options to purchase voting shares of any class, the holders of voting shares of any class of the corporation shall not have the pre-emptive right provided by the New Brunswick Act, even if the issuance of the voting shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the voting rights of such holders.

   The Yukon Act provides that there is no pre-emptive right to acquire shares unless provided for in the articles of corporation. Ultra's articles do not provide for any such pre-emptive rights.

Dividends and Repurchases of Shares

   Under both the New Brunswick Act and the Yukon Act, subject to a corporation's articles, the directors may declare and the corporation may pay a dividend by issuing fully paid shares of the corporation and, subject to the solvency test described in the following sentence, a corporation may pay a dividend in money or property. The directors are prohibited from declaring and the corporation is prohibited from paying a dividend if there are reasonable grounds for believing that the corporation is, or after the payment would be, unable to pay its liabilities as they become due, or the realizable value of the corporation's assets would, after such payment, be less than the aggregate of its liabilities and its stated capital of all classes. Both the New Brunswick Act and the Yukon Act also permit a corporation, subject to its articles, to purchase or otherwise acquire any of its issued shares or warrants, provided that no payment to purchase or otherwise acquire its shares may be made unless, subject to certain specified exceptions, the solvency test described above is satisfied at the time of, and after, such payment.

   Furthermore, both the New Brunswick Act and the Yukon Act provide that a corporation may, subject to its articles and to the solvency test mentioned below, redeem or purchase any redeemable shares issued by it at prices not exceeding the redemption price stated in its articles or calculated according to a formula stated in its articles. However, a corporation may not make any payment to purchase or redeem any redeemable shares issued by it if there are reasonable grounds for believing that the corporation is, or after the payment would be, unable to pay its liabilities as they become due, or after the payment, the realizable value of the corporation's assets would be less than the aggregate of its liabilities and the amount that would be required to pay the shareholders who have a right to be paid, on a redemption or in a liquidation, rateably with or before the holders of the shares to be purchased or redeemed.

Amendments to Governing Instruments

   Under both the New Brunswick Act and the Yukon Act, any change to the articles of a corporation must be approved by special resolution, other than a change in the corporation's name from a number name to a non-number name. Subject to certain restrictions, under both the New Brunswick Act and the Yukon Act, if a

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proposed amendment requires approval by special resolution, the holders of shares of a class (or of a series of a class, if the proposed amendment would affect such series differently from the other series of shares of such class) are entitled to vote separately on such proposed amendment as a class or series otherwise carries the right to vote.

   In addition, under both the New Brunswick Act and the Yukon Act, a corporation's board of directors may make and amend by-laws provided that any such by-law or amendment must be confirmed at the next shareholders' meeting by the affirmative vote of a majority of the shareholders entitled to vote. Any by-law or amendment is effective when made by the board of directors but ceases to be effective if not confirmed by the shareholders.

Indemnification of Directors, Officers and Others

   Both the New Brunswick Act and the Yukon Act permit indemnification of:

  . a director or officer;

  . a former director or officer;

  . a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor; and

  . his or her heirs and legal representatives.

The persons are known as "indemnifiable persons" and reindemnified against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the corporation or body corporate. Such indemnification is permitted if the following indemnification conditions are met:

  . he or she acted honestly and in good faith with a view to the best interests of the corporation; and

  . in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

Both the Pendaries by-laws and the Ultra by-laws provide for such indemnification of directors, officers and others.

   In addition, under both the New Brunswick Act and the Yukon Act, a corporation may also, with the approval of the court, indemnify an indemnifiable person by or on behalf of the corporation or body corporate to procure a judgment in its favor, to which the person is made a party by reason of being or having been a director or an officer of the corporation or body corporate, against all costs, charges and expenses reasonably incurred by the person in connection with such action if he or she fulfills the indemnification conditions in the preceding paragraph. In any event, an indemnifiable person is entitled to indemnity from the corporation for all costs, charges and expenses reasonably incurred by him or her in connection with the defense of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the corporation of the body corporate, if the indemnifiable person was substantially successful on the merits in his or her defense of the action or proceeding, fulfills the indemnification conditions in the preceding paragraph, and is fairly and reasonably entitled to indemnity.

Director Liability

   Under both the New Brunswick Act and the Yukon Act, directors who vote for or consent to a resolution authorizing the issue of a share of the corporation for consideration other than money are jointly and severally liable to the corporation to make good any amount by which the consideration received by the corporation is less than the fair equivalent of the money that the corporation would have received if the share had been issued

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for money, provided that a director is not liable to the foregoing if he or she proves he did not know and could not reasonably have known that the share was issued for consideration less than the fair equivalent of the money that the corporation would have received had the share been issued for money. Both the New Brunswick Act and the Yukon Act provide that directors who vote or consent to certain resolutions involving payments or distributions by the corporation contrary to the New Brunswick Act or the Yukon Act, as applicable, are jointly and severally liable to restore to the corporation any amounts so paid and the value of any property so distributed and not otherwise recovered by the corporation. However, in the case of the Yukon Act only, where a director's liability results from financial assistance by the corporation in contravention of the Yukon Act, the director will not be liable if he or she proves that they did not know and could not reasonably have known that the financial assistance given was contrary to the Yukon Act. Neither the New Brunswick Act nor the Yukon Act otherwise permit the limitation of a director's liability for breach of fiduciary obligations to the corporation, whether through the articles or otherwise.

Proposal of Shareholders

   Under both the New Brunswick Act and the Yukon Act, shareholders entitled to vote at an annual meeting of shareholders may submit to the corporation notice of any proposal to be raised at the meeting. The corporation shall set out the proposal in the notice of meeting provided that, among other things:

  . it is submitted at least 90 days before the anniversary of the date of the previous annual meeting;

  . if it has been submitted in the last two years, it has not been defeated;
    and

  . the right to submit a proposal is not being abused to secure publicity.

   A proposal may include nominations for the election of directors if it is signed by holders of not less than:

  . in the case of the New Brunswick Act, 10% of the shares or 10% of the shares of a class of shares of the corporation entitled to vote at the meeting to which the proposal is to be presented and

  . in the case of the Yukon Act, 5% of the shares of a class of shares of the corporation entitled to vote at the meeting to which the proposal is to be presented.

Mandatory Solicitation of Proxies

   The New Brunswick Act contains no provisions relating to the mandatory solicitation of proxies. However, the Yukon Act provides that, subject to certain exceptions, the management of a corporation shall, concurrently with giving notice of a meeting of shareholders, send a form of proxy in the prescribed form to each shareholder who is entitled to receive notice of the meeting. This difference between New Brunswick and Yukon law will have no impact so long as Pendaries remains subject to securities legislation which provides for mandatory proxy solicitation.

Financial Assistance

   Under the New Brunswick Act, financial assistance may be given to certain persons and related corporations notwithstanding that the corporation may not meet solvency tests otherwise prescribed by the New Brunswick Act, if the articles of the corporation so provide. The Pendaries articles do contain such a provision. The Yukon Act subjects financial assistance to prescribed solvency tests which cannot be removed or avoided by provision in the articles of the corporation.

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                   CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

   The following is a summary as at the date hereof of the principal Canadian federal income tax considerations generally applicable to a holder of Pendaries common shares who, for the purposes of the Income Tax Act (Canada) (the "Tax Act"), holds Pendaries common shares as capital property, deals at arm's length with, and is not affiliated with, Pendaries, and deals at arm's length with Ultra.

   Pendaries common shares will generally be considered to be held as capital property by a holder of Pendaries common shares provided that such holder does not hold such shares in the course of carrying on a business and has not acquired them in one or more transactions considered to be an adventure in the nature of trade. Certain holders of Pendaries common shares resident in Canada whose Pendaries common shares might not otherwise be considered capital property may make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have such shares and every "Canadian security" (as defined in the Tax Act) owned by such holder in the taxation year of the election and all subsequent taxation years deemed to be capital property. Pendaries common shares held by certain "financial institutions" (as defined in section 142.2 of the Tax Act) will generally not be held as capital property and will be subject to special "mark-to-market rules". This summary does not otherwise take into account the mark-to-market rules and holders of Pendaries common shares that are "financial institutions" for the purposes of these rules should consult their own tax advisors.

   This summary is based upon the provisions of the Tax Act in force on the date hereof, the regulations enacted pursuant thereto, all specific proposals to amend the Tax Act and the regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Proposed Amendments") and legal counsel's understanding of the current published administrative policies and practices of the Canada Customs and Revenue Agency (the "CCRA"). This summary assumes that the Proposed Amendments will be enacted in their present form, although there is no certainty that such proposals will be enacted in the form proposed, if at all. This summary does not otherwise take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or actions, or changes in the administrative practices of the CCRA, nor does it take into account or consider any provincial, territorial or foreign income tax considerations.

   THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT EXHAUSTIVE OF ALL POSSIBLE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS. THIS SUMMARY IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER OF PENDARIES COMMON SHARES. ACCORDINGLY, HOLDERS OF PENDARIES COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES.

Holders of Pendaries Common Shares Resident in Canada

   The following summary is generally applicable to a holder of Pendaries common shares who, at all relevant times, for the purposes of the Tax Act and any applicable income tax treaty, is or is deemed to be resident in Canada (a "Canadian Resident Shareholder").

   Exchange of Pendaries Common Shares under the Arrangement. A Canadian Resident Shareholder who exchanges Pendaries common shares for Ultra common shares under the arrangement will be deemed to have disposed of such Pendaries common shares for proceeds of disposition equal to the aggregate adjusted cost base of such Pendaries common shares to the particular holder immediately before the exchange. A Canadian Resident Shareholder will also be deemed to have acquired the Ultra common shares received on the exchange at an aggregate cost equal to the aggregate adjusted cost base of the Pendaries common shares to the particular holder immediately before the exchange. This tax deferred rollover will automatically occur unless the Canadian Resident Shareholder chooses to report any portion of the capital gain or capital loss otherwise determined on the disposition of the Pendaries common shares in computing such holder's income for the year of disposition.

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   A Canadian Resident Shareholder who exchanges Pendaries common shares for
Ultra common shares under the arrangement and who, in computing its income for the year in which the exchange occurs, includes any portion of the capital gain or capital loss otherwise determined from the exchange, will be considered to have disposed of all Pendaries common shares so exchanged for proceeds of disposition equal to the fair market value of the Ultra common shares received on the exchange, and to have acquired those Ultra common shares at a cost equal to that same fair market value. Such a Canadian Resident Shareholder will realize a capital gain (or capital loss) equal to the amount by which those proceeds, net of any costs of the disposition, exceed (or are exceeded by) the adjusted cost base of the Pendaries common shares so exchanged. Generally, one-half of any capital gain (the "taxable capital gain") realized by a Canadian Resident Shareholder must be included in the Canadian Resident Shareholder's income for the year of disposition, and one-half of any capital loss (the "allowable capital loss") so realized may be deducted by the Canadian Resident Shareholder against taxable capital gains for the year of disposition. Any excess of allowable capital losses over taxable capital gains of the Canadian Resident Shareholder for the year of disposition may be carried back up to three taxation years or forward indefinitely and deducted against net taxable capital gains in those other years to the extent and in the circumstances prescribed in the Tax Act and the Proposed Amendments.

   The cost of the Ultra common shares acquired by a Canadian Resident Shareholder will be averaged with the adjusted cost base of all other Ultra common shares held by the Canadian Resident Shareholder (if any) immediately prior to the exchange for the purpose of determining thereafter the adjusted cost base of each Ultra common share held by such Canadian Resident Shareholder.

   Dissenting Canadian Resident Shareholders. A Canadian Resident Shareholder who exercises its dissenter's rights, as outlined above under the heading "The Arrangement--Dissenters' Rights", and who becomes entitled to receive a payment equal to the fair value of the Canadian Resident Shareholder's Pendaries common shares, will be deemed to have received a dividend equal to the amount, if any, by which that payment exceeds the paid-up capital of those Pendaries common shares determined in accordance with the Tax Act.

   In the case of a dissenting Canadian Resident Shareholder who is an individual, any such deemed dividend will be subject to the normal gross-up and dividend tax credit rules applicable to taxable dividends received on shares of Canadian corporations.

   In the case of a dissenting Canadian Resident Shareholder that is a corporation, any such deemed dividend will be included in the Canadian Resident Shareholder's income and will generally be deductible in computing such Canadian Resident Shareholder's taxable income. Certain corporations may be subject to a 33 1/3% refundable tax under Part IV of the Tax Act in respect of such deemed dividends. Under subsection 55(2) of the Tax Act, a dissenting Canadian Resident Shareholder that is a corporation may be required to recognize all or a portion of such deemed dividend as proceeds of disposition in computing any capital gain or capital loss from the disposition of the Pendaries common shares.

   A dissenting Canadian Resident Shareholder will also be considered to have disposed of the Pendaries common shares for proceeds of disposition equal to the amount of the payment to which that dissenting Canadian Resident Shareholder becomes entitled, less the portion thereof, if any, that is deemed to be a dividend, and will realize a capital gain (or capital loss) equal to the amount by which those proceeds, net of any costs of disposition, exceed (or are exceeded by) the adjusted cost base to such a holder of Pendaries common shares. The tax treatment of any such capital gain or capital loss will be as outlined above under the heading "--Exchange of Pendaries Common Shares under the Arrangement".

Holders of Pendaries Common Shares Not Resident in Canada

   The following summary is generally applicable to a holder of Pendaries common shares who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty, is neither resident nor deemed to be resident in Canada and does not use or hold and is not deemed to use or hold, Pendaries common shares in connection with carrying on a business in Canada (a "Non-Resident Pendaries Shareholder"). Special rules

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which are not discussed in this summary may apply to a Non-Resident Pendaries
Shareholder that is an insurer for whom Pendaries common shares are "designated insurance property" under the Tax Act. Such holders are urged to consult their own tax advisors.

   Exchange of Pendaries Common Shares under the Arrangement. A Non-Resident Pendaries Shareholder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of Pendaries common shares under the arrangement unless those Pendaries common shares constitute "taxable Canadian property" to the Non-Resident Pendaries Shareholder.

   A Pendaries common share generally will not be taxable Canadian property to a Non-Resident Pendaries Shareholder unless at any time during the five-year period immediately preceding the exchange of such Pendaries common share for Ultra common shares, the Non-Resident Pendaries Shareholder, persons with whom the Non-Resident Pendaries Shareholder does not deal at arm's length, or the Non-Resident Pendaries Shareholder together with all such persons, owned 25% or more of the shares of any class or series of Pendaries. For this purpose, a person is considered to own any share in respect of which such person has an interest or option or other right to acquire.

   A Non-Resident Pendaries Shareholder whose Pendaries common shares are taxable Canadian property and who exchanges Pendaries common shares for Ultra common shares under the arrangement will realize neither a capital gain nor a capital loss by virtue of that exchange, unless the Non-Resident Pendaries Common Shareholder includes in computing its income (for Canadian tax purposes) for the taxation year in which the exchange occurs any portion of the capital gain or capital loss otherwise determined. The Non-Resident Pendaries Shareholder will be deemed to have disposed of those Pendaries common shares for proceeds of disposition equal to their adjusted cost base and to have acquired the Ultra common shares at a cost equal to that same adjusted cost base, unless that Non-Resident Pendaries Shareholder includes in computing its income (for Canadian tax purposes) any portion of the capital gain or capital loss otherwise determined. The Ultra common shares received on such an exchange will be deemed to be taxable Canadian property.

   A Non-Resident Pendaries Shareholder whose Pendaries common shares are taxable Canadian property, who exchanges the Pendaries common shares for Ultra common shares under the arrangement and who, in its Canadian income tax return for the taxation year in which the exchange occurs, includes in computing its income any portion of the capital gain or capital loss otherwise determined from the exchange, will be considered to have disposed of all the Pendaries common shares so exchanged for proceeds of disposition equal to the fair market value of the Ultra common shares received on the exchange, and to have acquired the Ultra common shares at a cost equal to that same fair market value. Such a Non-Resident Pendaries Shareholder will realize a capital gain (or capital loss) equal to the amount by which those proceeds, net of any costs of disposition, exceed (or are exceeded by) the adjusted cost base to such a holder of the Pendaries common shares. However, such a capital gain (or capital loss) may be exempt from Canadian tax under an applicable income tax treaty.

   Dissenting Non-Resident Pendaries Shareholders. A Non-Resident Pendaries Shareholder who exercises its dissenter's rights as outlined above under the heading "The Arrangement--Dissenters' Rights", and who becomes entitled to receive a payment equal to the fair value of that Non-Resident Pendaries Shareholder's Pendaries common shares, will be deemed to receive a dividend equal to the amount, if any, by which that payment exceeds the paid-up capital of those Pendaries common shares determined in accordance with the Tax Act. Any such deemed dividend will be subject to Canadian withholding tax at a rate of 25%, subject to reduction under an applicable income tax treaty. In the case of a dissenting Non-Resident Pendaries Shareholder who is a resident of the United States for the purposes of the Canada-U.S. Income Tax Convention, the rate of such withholding tax will generally be reduced to 15%. If the dissenting Non-Resident Pendaries Shareholder's Pendaries common shares constitute taxable Canadian property, the Non-Resident Pendaries Shareholder will also realize a capital gain (or capital loss) equal to the amount by which the payment (including any tax withheld in respect thereof), less the amount of any deemed dividend and any costs of the disposition, exceeds (or is exceeded by) the adjusted cost base of the Pendaries common shares. However, any such capital gain may be exempt from Canadian tax under an applicable income tax treaty.

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            U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR U.S. HOLDERS

   The following is a summary of certain material U.S. federal income tax considerations arising from and relating to the exchange of Pendaries common shares for Ultra common shares under the arrangement that is generally applicable to you if you are a U.S. holder. A U.S. holder means a beneficial owner of Pendaries common shares held as a capital asset for U.S. federal income tax purposes who is:

  . a citizen or individual resident of the U.S.;

  . a corporation created or organized in or under the laws of the U.S. or any political subdivision thereof;

  . a domestic partnership within the meaning of the United States Internal
    Revenue Code of 1986, as amended, the "Code", and the regulations thereunder;

  . an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  . a trust, if both a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

   This summary does not apply to you if you are a member of a class of U.S. holders subject to special treatment under certain U.S. federal income tax laws, such as:

  . dealers in securities, tax-exempt entities, financial institutions, qualified retirement plans, real estate investment trusts, insurance companies;

  . persons who own or have owned directly or indirectly 10% or more of the total combined voting power of Pendaries' shares at any time in the 5-year period ended immediately prior to the exchange under the arrangement;

  . persons that hold Pendaries' stock as part of a straddle or a hedging, integrated, constructive sale or conversion transaction for tax purposes;

  . persons whose functional currency for tax purposes is not the U.S.
    dollar;

  . persons who are liable for the alternative minimum tax;

  . persons who are traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

  . persons holding stock who received such stock as compensation; and

  . persons who are residents of a country other than the U.S. for purposes of an income tax treaty to which the U.S. is a party or that hold shares in connection with a permanent establishment or fixed base through which business is carried on or services are performed in a country that is a party to an income tax treaty with the U.S.

   This summary assumes that no U.S. holder will own or be deemed to own 5% or more of both the total voting power and the total value of Ultra's shares immediately after the share exchange under the arrangement, and that Ultra will not be a Passive Foreign Investment Company after the arrangement.

   All U.S. holders are urged to consult with their own tax advisor as to the particular tax consequences to them of the exchange under the arrangement, including the applicability and effect of U.S. federal income tax law, state, provincial and local tax laws, foreign tax laws and of changes in applicable tax laws and any pending or proposed legislation. The state, provincial, local and foreign tax consequences of the exchange under the arrangement are not discussed below.

   This summary of U.S. federal income tax considerations and the conclusions regarding certain issues of U.S. federal income tax law that are reflected in this summary are based upon the Code, existing and proposed Treasury regulations, administrative and judicial interpretations thereof, and treaties and regulatory interpretations, all as of the date hereof, and which are subject to change, and upon certain representations made by officers of Pendaries, some of which relate to anticipated future factual matters and circumstances. No assurance can be given that changes in existing laws or regulations or their interpretation will not occur, or that such changes will not be retroactive, or that anticipated future factual matters and circumstances will in fact occur. No advance ruling from the IRS with respect to these matters has been requested. It is possible that the U.S. federal income tax consequences may differ from those described below.

Passive Foreign Investment Company Status

   Under current U.S. tax law, Pendaries will be a Passive Foreign Investment Company, known as a "PFIC", for U.S. federal income tax purposes if either 75% or more of its gross income in a tax year is passive income or the average percentage of its assets (by value) held by Pendaries during the taxable year which produce or are held for the production of passive income is more than 50%.

   For the purposes of the PFIC tests, if a foreign corporation owns directly or indirectly at least 25% by value of the stock of another corporation, the foreign corporation is treated as owning its proportionate share of the assets of the other corporation, and as if it had received directly its proportionate share of the income of such other corporation. Because Pendaries wholly owns Sino-American, for purposes of the PFIC tests, Pendaries will be treated as owning all of the assets of Sino-American and its wholly-owned subsidiaries, Sino-American Overseas and Pendaries Production, and receiving directly all of the income of Sino-American and its wholly-owned subsidiaries, Sino-American Overseas and Pendaries Production.

   For the current taxable year, Pendaries and its subsidiaries' revenue is limited to the interest income earned on their cash reserves. Consequently, it is anticipated by the officers of Pendaries that Pendaries will be classified as a PFIC for its current taxable year beginning on January 1, 2000, assuming that Pendaries and its subsidiaries will only earn interest income for the remainder of the year. The officers of Pendaries believe that Pendaries was not a PFIC in any of Pendaries' taxable years preceding its current taxable year beginning on January 1, 2000.

   If Pendaries is a PFIC for any taxable year during which a U.S. holder owns common shares, certain "excess" distributions and gains would generally be allocated ratably to all days in the U.S. holder's holding period for the common shares. Any amount allocated to the current tax year of the U.S. holder and any period in the U.S. holder's holding period before the first day of the first tax year of Pendaries for which it was a PFIC is includible in the U.S. holder's gross income as ordinary income in the current tax year. Any amount allocated to each other period is includible in the U.S. holder's current tax year gross income as ordinary income, subject to tax at the highest marginal tax rate applicable to the U.S. holder in the year such income was so attributed, and subject to an interest charge on taxes deemed deferred by the U.S. holder.

   A U.S. holder could avoid the interest charge and ordinary income characterization if Pendaries agrees to comply with certain reporting requirements and the U.S. holder makes a timely "qualified election" for its taxable year that includes the date the taxable year of Pendaries ends, to be currently taxable on such U.S. holder's pro rata share of Pendaries' ordinary earnings, excluding net capital gain, and net capital gain for each year, at ordinary and long-term capital gain rates, respectively, included wholly or partially in the U.S. holder's holding period in Pendaries and during which Pendaries was a PFIC, even if no distributions were received. U.S. holders who make a qualified election may be eligible to make an additional election, a "deferral election," to defer payment of the tax liability on such current income inclusion until the receipt of distributions from Pendaries of the amounts deemed included in the U.S. holder's income pursuant to the qualified election or until the time other events occur which cause the deferral election to terminate including any transfer of the U.S. holder's common shares under the arrangement. However, a U.S. holder who makes a deferral election must pay interest on the deferred tax liability.

   Alternatively, to avoid an interest charge and ordinary income characterization, a U.S. holder may elect to mark its common shares to market for each period included wholly or partially in the U.S. holder's holding period in Pendaries and during which Pendaries was a PFIC. However, the interest charge and ordinary income characterization generally will not be avoided for "excess" distributions and gains in the U.S. holder's first taxable year of the mark to market election. Under this election, the excess of the fair market value of the U.S. holder's Pendaries common shares at the end of the tax year over the U.S. holder's adjusted basis, as increased to reflect net previous inclusions of mark to market gains over previous mark to market losses, is included in the U.S. holder's gross income as ordinary income in the current year. Gain on the sale or disposition of Pendaries common shares is also treated as ordinary income. If the adjusted basis of Pendaries common shares at the end of the tax year over the U.S. holder's adjusted basis, as increased to reflect net previous inclusions of mark to market gains over previous mark to market recognized losses, exceeds the fair market value of Pendaries common shares at the end of the tax year, this excess is deductible as ordinary loss, but only to the extent of net previous inclusions of mark to market gains over previous mark to market losses. Losses on the sale of Pendaries common shares are also treated as ordinary losses, and not capital losses, but likewise only to the extent of net previous inclusions of mark to market gains over previous mark to market losses.

   EACH U.S. HOLDER IS URGED TO CONSULT WITH SUCH HOLDER'S OWN TAX ADVISOR REGARDING WHETHER PENDARIES WILL BE TREATED AS A PFIC UNDER U.S. TAX LAW.

The Exchange Under the Arrangement.

   Qualified Election In Effect for All Periods Included Wholly or Partially in the U.S. Holder's Holding Period of Pendaries Common Shares and During Which Pendaries Was a PFIC. If a qualified election is in effect for all periods included wholly or partially in the U.S. holder's holding period of Pendaries common shares and during which Pendaries was a PFIC, the U.S. holder generally will not recognize gain or loss on the exchange of Pendaries common shares solely for Ultra common shares under the arrangement. See "Passive Foreign Investment Company Status" in this section for additional information regarding the qualified election.

   The officers of Pendaries believe that there is a substantial likelihood that Pendaries will not have any ordinary earnings or net capital gain in 2000 and in 2001, up to and including the date of the exchange under the arrangement. If Pendaries does not have any ordinary earnings or net capital gain in 2000 and in 2001, up to and including the date of the exchange under the arrangement, a U.S. holder should not be required to include any additional amount in their gross income for these taxable years as a result of making the qualified election. If Pendaries does have ordinary earnings and/or net capital gain in 2000 and/or 2001, up to and including the date of the exchange under the arrangement, unless a deferral election is made, a U.S. holder will be required to include its pro rata portion of such amounts in their gross income for the applicable taxable year(s), which amounts will be taxable at ordinary and long-term capital gain rates, respectively, even if no distribution is received from Pendaries.

   The qualified election is not applicable to a U.S. holder's Ultra common shares unless the U.S. holder makes a specific election regarding its Ultra common shares. A qualified election with respect to a U.S. holder's Ultra common shares is not required for the exchange under the arrangement to qualify for tax-free treatment.

   Qualified elections are made on a shareholder-by-shareholder basis. A U.S. holder may make a qualified election for any taxable year at any time on or before the due date for filing its U.S. federal income tax return for the taxable year for which the election is made. A U.S. holder makes the qualified election by attaching a completed IRS Form 8621, that includes information contained in a PFIC annual information statement or a combined statement provided by Pendaries, to such U.S. holder's timely filed U.S. federal income tax return. Once made, the qualified election applies to that U.S. holder's subsequent taxable years regarding Pendaries for which the U.S. holder is a direct or indirect shareholder of Pendaries, unless invalidated, terminated or revoked by the U.S. holder with the consent of the IRS. A U.S. holder of Pendaries common shares should not be a direct or indirect shareholder of Pendaries immediately after the exchange under the arrangement for U.S. federal income tax purposes. Pendaries will supply an individual or combined PFIC annual information statements to any U.S. holder or former U.S. holder who requests it in writing from Pendaries.

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


   A U.S. holder's basis in the Ultra common shares received in the exchange under the arrangement will be the same as the basis of the U.S. holder's Pendaries common shares surrendered in exchange therefor. The holding period for the common shares of Ultra received in the exchange under the arrangement will include the holding period of the common shares of Pendaries surrendered in exchange therefor.

   Qualified Election Not In Effect for Any Period Included Wholly or Partially in the U.S. Holder's Holding Period of Pendaries Common Shares and During Which Pendaries Was a PFIC. If a qualified election is not in effect for any period included wholly or partially in the U.S. holder's holding period of Pendaries common shares and during which Pendaries was a PFIC, the U.S. holder generally will recognize gain, but not loss, on the exchange of Pendaries common shares solely for Ultra common shares under the arrangement equal to the difference between the fair market value of the U.S. holder's Ultra common shares immediately after the exchange and the U.S. holder's basis in its Pendaries common shares exchanged therefor. Any gain recognized will generally be allocated ratably to all days in the U.S. holder's holding period for the common shares. Any amount allocated to the current tax year of the U.S. holder and any period in the U.S. holder's holding period before the first day of the first tax year of Pendaries for which it was a PFIC is includible in the U.S. holder's gross income as ordinary income in the current tax year. Any amount allocated to each other period is includible in the U.S. holder's current tax year gross income as ordinary income, subject to tax at the highest marginal tax rate applicable to the U.S. holder in the year such income was so attributed, and subject to an interest charge on taxes deemed deferred by such U.S. holder.

   A U.S. holder's basis in the Ultra common shares received in the exchange under the arrangement will be the same as the basis of the U.S. holder's Pendaries common shares surrendered in exchange therefor for U.S. federal income tax purposes plus any gain recognized on the exchange. The U.S. holder's holding period for the common shares of Ultra received in the exchange should generally include the holding period of the common shares of Pendaries surrendered in exchange therefor.

   EACH U.S. HOLDER SHOULD CONSULT WITH SUCH HOLDER'S OWN TAX ADVISOR TO DECIDE WHETHER AND HOW TO MAKE A QUALIFIED ELECTION.

Dissenting U.S. Holders.

   Qualified Election In Effect for All Periods Included Wholly or Partially in the U.S. Holder's Holding Period of Pendaries Common Shares and During Which Pendaries Was a PFIC. If a U.S. holder exercises dissenter's rights as outlined under the heading "The Arrangement--Dissenters' Rights" and becomes entitled to receive a payment equal to the fair value of its Pendaries common shares and a qualified election is in effect for all periods included wholly or partially in the U.S. holder's holding period of Pendaries common shares and during which Pendaries was a PFIC, the U.S. holder will realize taxable capital gain or loss equal to the difference between the fair value of its Pendaries common shares and its basis in its Pendaries common shares immediately prior to the payment. Any amount of Canadian tax withheld on a payment to a U.S. holder may generally be credited against the U.S. holder's U.S. federal income tax liability arising from the payment. The implications of making and the procedure to make a qualified election are more fully discussed in this section "U.S. Federal Income Tax Considerations for U.S. Holders" above.

   Qualified Election Not In Effect for Any Period Included Wholly or Partially in the U.S. Holder's Holding Period of Pendaries Common Shares and During Which Pendaries Was a PFIC--Loss Realized. If a U.S. holder exercises dissenter's rights as outlined under the heading "The Arrangement--Dissenters' Rights" and becomes entitled to receive a payment equal to the fair value of its Pendaries common shares and a qualified election is not in effect for any period included wholly or partially in the U.S. holder's holding period of Pendaries common shares and during which Pendaries was a PFIC, and the U.S. holder's basis in its Pendaries common shares exceeds the fair value of its Pendaries common shares immediately prior to the payment, the U.S. holder will realize a taxable capital loss equal to the difference between the U.S. holder's basis in its Pendaries common shares immediately prior to the payment and the fair value of its Pendaries common shares. Any amount of Canadian tax withheld on a payment to a U.S. holder may generally be credited against the U.S. holder's U.S. federal income tax liability arising from the payment.

   Qualified Election Not In Effect for Any Period Included Wholly or Partially in the U.S. Holder's Holding Period of Pendaries Common Shares and During Which Pendaries Was a PFIC--Gain Realized. If a U.S. holder exercises dissenter's rights as outlined above under the heading "The Arrangement Proposal-- Dissenters' Rights" and becomes entitled to receive a payment equal to the fair value of its Pendaries common shares, and a qualified election is not in effect for any period included wholly or partially in the U.S. holder's holding period of Pendaries common shares and during which Pendaries was a PFIC, and the fair value of its Pendaries common shares exceeds the U.S. holder's basis in its Pendaries common shares immediately prior to the payment, the U.S. holder will realize a taxable gain equal to the difference between the fair value of its Pendaries common shares and the U.S. holder's basis in its Pendaries common shares immediately prior to the payment. Any gain recognized will generally be allocated ratably to all days in the U.S. holder's holding period for the common shares. Any amount allocated to the current tax year of the U.S. holder and any period in the U.S. holder's holding period before the first day of the first tax year of Pendaries for which it was a PFIC is includible in the U.S. holder's gross income as ordinary income in the current tax year. Any amount allocated to each other period is includible in the U.S. holder's current tax year gross income as ordinary income, subject to tax at the highest marginal tax rate applicable to the U.S. holder in the year such income was so attributed, and subject to an interest charge on taxes deemed deferred by such U.S. holder. Any amount of Canadian tax withheld on a payment to a U.S. holder may generally be credited against the U.S. holder's U.S. federal income tax liability arising from the payment.

Disposition of Ultra Common Shares.

   A U.S. holder will generally recognize gain or loss on the sale or other disposition of Ultra common shares in an amount equal to the difference between the amount received and the U.S. holder's basis in the Ultra common shares, determined as described above. Gain or loss from the sale of the common shares will be long-term capital gain or loss if the common shares are held for more than one year. Long-term capital gain recognized by an individual U.S. holder is generally subject to taxation at a maximum rate of 20%.

   Capital loss recognized by an individual U.S. holder is generally allowable as an offset against capital gain and up to $3,000, or $1,500 in the case of a married individual filing a separate return, of ordinary income. Capital loss recognized by a corporate U.S. holder is generally allowable as an offset only against capital gain. Capital loss not utilized in any taxable year by an individual U.S. holder may be carried forward indefinitely and used to offset capital gain and up to $3,000 of ordinary income in any future taxable year. Capital loss not utilized by a corporate U.S. holder must first be carried back and applied against capital gain in the three years preceding the year of the sale giving rise to the loss, and then may be carried forward to the five taxable years subsequent to the year of such sale.

   THIS DISCUSSION REGARDING THE DISPOSITION OF ULTRA COMMON SHARES IS SUBJECT TO THE DETERMINATION THAT ULTRA IS NOT AND/OR HAS NOT BEEN A PFIC, FOREIGN PERSONAL HOLDING COMPANY, FOREIGN INVESTMENT COMPANY OR CONTROLLED FOREIGN CORPORATION AS THOSE TERMS ARE SPECIFICALLY DEFINED IN THE CODE. EACH U.S. HOLDER SHOULD CONSULT WITH SUCH HOLDER'S OWN TAX ADVISOR TO DETERMINE WHETHER ANY OF THESE SPECIAL U.S. FEDERAL INCOME TAX RULES SPECIFICALLY APPLY ON THE DISPOSITION DATE.

Dividends.

   Ultra does not contemplate paying dividends to its shareholders at any time within the foreseeable future. Ultra intends to retain earnings, if any, for use in the operation and expansion of its business. If at any time a dividend is paid by Ultra, U.S. holders are urged to consult with their tax advisors regarding the tax consequences thereof.

Information Reporting and Backup Withholding.

   Dividends on common shares and payments of the proceeds of a sale of common shares paid within the U.S. or through certain U.S.-related financial intermediaries, are subject to information reporting and may be subject to backup withholding at a 31% rate unless the U.S. holder:

  . is a corporation or comes within certain other exempt categories and, when required, demonstrates that fact; or

  . provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements.

Any amount of backup withholding may be credited against the U.S. holder's U.S. federal income tax liability and may entitle such holder to a refund provided that the required information is furnished to the IRS.

                                 LEGAL MATTERS

   The validity of the issuance of the common shares to be issued in the arrangement will be passed upon by Preston Lackowicz & Shier. Jenkens & Gilchrist, a Professional Corporation, has rendered an opinion with respect to certain U.S. tax matters, attached as Appendix L, and Stikeman Elliott has rendered an opinion with respect to certain Canadian tax matters, attached as Appendix M.

                      WHERE YOU CAN FIND MORE INFORMATION

   We are a reporting issuer or the equivalent in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Nova Scotia and Newfoundland. As a result, we file annual and other information with the securities commissions in each of these jurisdictions. The Canadian securities commissions maintain a website named "SEDAR" that contains reports, proxy and information statements and other information regarding registrants that file with the commissions. Our Canadian filings can be found on the SEDAR website at http://www.sedar.com. In addition, we file annual, quarterly and other information with the SEC. You may read and copy any reports, statements and other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. Our filings will also be available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. Our securities are listed on the TSE under the symbol "PDQ" and on AMEX under the symbol "PDR". Materials filed by us may be inspected at the offices of The Toronto Stock Exchange at 2 First Canadian Place, The Exchange Tower, Toronto, Ontario M5X 1J2 or at the office of AMEX at 86 Trinity Place, New York, New York 10006.

   Ultra is a reporting issuer that files annual and other information with the SEC, the British Columbia Securities Commission, the Ontario Securities Commission and the Yukon Securities Commission. As Ultra is not required to file electronically with the SEC, Ultra's filings are not available at the SEC's website. However, you may read and copy any reports, statements and other information Ultra files in the U.S. at the SEC's public reference rooms as described in the preceding paragraph. Ultra's securities are listed on the TSE under the symbol "UP." Materials filed by Ultra may be inspected at the offices of the TSE at 2 First Canadian Place, The Exchange Tower, Toronto, Ontario M5X 1J2. Ultra's Canadian filings can be found on the SEDAR, at http://www.sedar.com.

Other Information about Pendaries--Documents Incorporated by Reference

   The following documents of Pendaries are incorporated herein by reference and form part of this proxy statement:

  . Annual report on Form 10-K of Pendaries for the fiscal year ended
    December 31, 1999;

  . Quarterly reports on Form 10-Q of Pendaries for the quarterly periods ended March 31, 2000, June 30, 2000 and September 30, 2000; and

  . Proxy Statement of Pendaries dated March 10, 2000.

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

   Any documents of the type referred to in the preceding paragraph (excluding confidential material change reports) filed by Pendaries after the date of this proxy statement and prior to the effective time of the arrangement shall be deemed to be incorporated by reference in this proxy statement.

   Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this proxy statement. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Documents Available Without Charge from the Companies

   Pendaries and Ultra will provide, without charge, copies of any report incorporated by reference into this document, excluding exhibits other than those that are specifically incorporated by reference in this document. You may obtain a copy of any document incorporated by reference by writing or calling Ultra or Pendaries as follows: Philip R. Henry at Pendaries, Eight Greenway Plaza, Suite 910, Houston, Texas 77046, (713) 355-2900 or Ultra 16801
Greenspoint Park Drive, Suite 370, Houston, Texas 77060, (281) 876-0120 (ext.
302).

TO ENSURE DELIVERY OF THE COPIES IN TIME FOR THE SPECIAL MEETING, YOUR REQUEST MUST BE RECEIVED BY DECEMBER 18, 2000.

                                 OTHER MATTERS

   Our board of directors does not plan to bring or know of any other matter that will be brought before the special shareholders' meeting other than as specifically set forth in this proxy statement. If any other matters properly come before the special shareholders' meeting, the persons named in the accompanying proxy intend to vote the proxy in accordance with the judgment of the board of directors.

   No persons have been authorized to give any information or to make any representation other than those contained in this proxy statement in connection with the solicitation of proxies or the offering of securities made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by Pendaries. This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

   The information contained in this proxy statement relating to Pendaries has been provided by Pendaries. This proxy statement and the sending, communication and delivery thereof to the Pendaries shareholders have been authorized and approved by the board of directors.

   DATED at Houston, Texas this 4th day of December, 2000.

                                          By Order of the Board of Directors


                                          /s/ Philip R. Henry
                                          PHILIP R. HENRY
                                          Secretary

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

                                                                      APPENDIX A

                        PENDARIES ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

1. The arrangement (the "Arrangement") under Section 128 of the Business Corporations Act (New Brunswick) (the "NBBCA") involving Pendaries Petroleum Ltd. ("Pendaries"), as more particularly described and set forth in the Management Proxy Statement (the "Proxy Statement") of Pendaries accompanying the notice of meeting (as the Arrangement may be or may have been modified or amended) is hereby authorized, approved and adopted.

2. The plan of arrangement (the "Plan of Arrangement") involving Pendaries, the full text of which is set out as Appendix E to the Proxy Statement and
   Exhibit 1 to the arrangement agreement (the "Arrangement Agreement") made between Ultra Petroleum Corp. and Pendaries (as the Plan of Arrangement may be or may have been modified or amended) is hereby authorized, approved and adopted.

3. Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of Pendaries or that the Arrangement has been approved by The Court of Queen's Bench of New Brunswick, the directors of Pendaries are hereby authorized and empowered without further notice to or approval of the shareholders of Pendaries (i) to amend the Arrangement Agreement, or the Plan of Arrangement to the extent permitted by the Arrangement Agreement, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

4. Any one officer or director of Pendaries is hereby authorized and directed for and on behalf of Pendaries to execute, under the seal of Pendaries or otherwise, and to deliver articles of arrangement and such other documents as are necessary or desirable to the Director under the NBBCA in accordance with the Arrangement Agreement for filing.

5. Any one officer or director of Pendaries is hereby authorized and directed for and on behalf of Pendaries to execute or cause to be executed, under the seal of Pendaries or otherwise, and deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized hereby.

                                                                 APPENDIX B

IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK

TRIAL DIVISION

JUDICIAL DISTRICT OF SAINT JOHN

IN THE MATTER OF A PROPOSED ARRANGEMENT CONCERNING PENDARIES PETROLEUM LTD. AND ITS SHAREHOLDERS PURSUANT TO THE BUSINESS CORPORATIONS ACT, R.S.N.B. 1973, c.B-9.1 AS AMENDED

B E T W E E N:

                                                    PENDARIES PETROLEUM LTD.

                                                                  Applicant

                                                    - and -

                                                    ULTRA PETROLEUM CORP.

                                                                 Respondent

                               INTERIM ORDER

   UPON READING:

  --the affidavit of Bobby J. Fogle sworn to the 16th day of November, 2000;

  --the Notice of Application dated the 16th day of November, 2000, and the affidavit of Bobby J. Fogle sworn to in support thereof on the 16th day of November, 2000; and

  --the consent of the Respondent, Ultra Petroleum Corp. ("Ultra");

   AND UPON BEING SATISFIED that the Director appointed pursuant to s.184 of the Business Corporations Act R.S.N.B. 1973, c. B-9.1 (the "NBBCA") has been given timely notice of the Applicant's motion for this Interim Order and, based upon a Notice transmitted by telecopier on December 4, 2000 from Charles McAllister, Director under the Business Corporations Act (the "Director"), that the Director does not object to the issuance of this Interim Order and does not wish to appear or be heard on the Applicant's motion for this Interim Order;

   AND UPON HEARING Kenneth B. McCullogh, Q.C., of counsel for the Applicant;

   AND UNDER THE AUTHORITY of s. 128(4) of the NBBCA;

   AND IN CONNECTION WITH AN APPLICATION made by Pendaries Petroleum Ltd. by Notice of Application herein dated the 16th day of November, 2000, FOR A FINAL ORDER TO BE HEARD before the Court at 110 Charlotte Street, Saint John, New Brunswick, on the 12th day of January, 2001;

   IT IS HEREBY ORDERED THAT:

SPECIAL MEETING

1. Pendaries shall call, hold and conduct a special meeting on January 5, 2001 (the "Meeting") of the holders (the "Pendaries Shareholders") of its common shares (the "Pendaries Common Shares") to, among other things, consider and, if deemed advisable, to pass, with or without variation, the special resolution (the "Pendaries Arrangement Resolution") to approve the arrangement (the "Arrangement") substantially in the form set forth in the Plan of Arrangement, which is attached as Appendix "E" to the draft Management Information Circular and Proxy Statement of Pendaries (the "Circular") which is Exhibit "C" to the Affidavit of Bobby J. Fogle sworn to November 16, 2000 in support of the Notice of Application.

2. The Meeting shall be called, held and conducted in accordance with the notice of Meeting (the "Notice") forming part of the Circular, the NBBCA, the articles and by-laws of Pendaries, the terms of this Interim Order, and any further Order of this Honourable Court.

AMENDMENTS

3. Pendaries is authorized to make, in the manner contemplated by the Arrangement Agreement, such amendments, revisions or supplements to the Arrangement as it may determine without any additional notice of such changes to Pendaries Shareholders and the Arrangement as so amended, revised or supplemented, shall be the Arrangement to be submitted to the Meeting and the subject of the Pendaries Arrangement Resolution.

ADJOURNMENTS, POSTPONEMENTS

4. Pendaries, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of Pendaries Shareholders respecting the adjournment or postponement.

RECORD DATE

5. This Court orders that as deemed by section 86(3) of the NBBCA, the record date for determining registered Pendaries Shareholders entitled to receive the Notice of Meeting, the Notice of Application, the Circular, the form of proxy and the Letter of Transmittal (collectively, the "Meeting Materials") shall be the close of business on the day before notice is given (the "Record Date").

NOTICE OF MEETING

6. The Meeting Materials with such amendments, additional communications or documents as counsel for Pendaries may advise are necessary or desirable, provided such amendments, communications or documents are not inconsistent with this Interim Order, shall be disseminated, distributed, sent and given to Pendaries Shareholders, the directors of Pendaries, the auditors of Pendaries, and Ultra by one or more of the following methods not more than 50 days and not less than 21 days prior to the date of the Meeting:

  (1)to Pendaries Shareholders:

    (a) by prepaid ordinary mail, addressed to each Pendaries Shareholder at his, her or its address, as shown on the security registers of Pendaries as at the Record Date;

    (b) by delivery, in person or by courier service, to the addresses specified in paragraph 6(1)(a) above;

    (c) by facsimile transmission to any registered Pendaries Shareholders who request such facsimile transmission, and if required by Pendaries, is prepared to pay the charges for such facsimile transmission; or

    (d) in the case of non-registered Pendaries Shareholders, by providing multiple copies of the Meeting Materials to intermediaries and registered nonminees to facilitate the broad distribution of the Meeting Materials to non-registered Pendaries Shareholders;

  (2)by courier or delivery in person to the directors and auditors of Pendaries; and

  (3)by prepaid ordinary mail, or by courier, or delivery in person, to the solicitors for Ultra,

  and that compliance with this paragraph shall constitute good and sufficient notice of the Meeting. The accidental omission to give notice of the Meeting, or the non-receipt of such notice, shall not invalidate any resolution passed or proceedings taken at the Meeting.

DEEMED RECEIPT OF NOTICE

7. The Meeting Materials shall be deemed, for the purposes of this Interim Order and the Application, to have been received:

  (a) in the case of mailing, three (3) days after delivery thereof to the post office;

  (b) in the case of delivery in person, upon receipt thereof by the intended addressee or, in the case of delivery by courier, one (1) Business Day after receipt by the courier; and

  (c) in the case of facsimile transmission, upon the transmission thereof.

QUORUM AND VOTING

8. The Meeting shall be a meeting of Pendaries Shareholders and that votes shall be taken at the Meeting on the basis of one (1) vote per Pendaries Common Share and that, subject to further Order of this Court, the vote required to pass the Pendaries Arrangement Resolution shall be the affirmative vote of not less than 66 2/3% of the votes cast on the Pendaries Arrangement Resolution (for this purpose any spoiled votes, illegible votes, defective votes and abstentions shall be deemed not to be votes cast) by the Pendaries Shareholders present in person or represented by proxy at the Meeting.

9. At least three Pendaries Shareholders entitled to vote at the Meeting, whether present in person or by proxy, together holding not less than 25% of the Pendaries Common Shares, shall constitute a quorum for the Meeting and any adjournments or postponements thereof.

10. The only persons entitled to vote at the Meeting shall be the registered Pendaries Shareholders as at the close of business on the Record Date, subject to the provisions of the NBBCA with respect to persons who become registered Pendaries Shareholders after that date.

DISSENT RIGHTS

11. Pendaries Shareholders shall be accorded rights of dissent and appraisal with respect to the Pendaries Arrangement Resolution pursuant to section 131 of the NBBCA (except as that section is varied by this paragraph 11), and to seek fair value for their Pendaries Common Shares, provided that holders of any Pendaries Common Shares who wish to dissent shall provide Pendaries with their written objection to the Pendaries Arrangement Resolution either by delivering the written objection at the Meeting to the chairperson of the Meeting before the vote on motion to approve the Pendaries Arrangement Resolution or by delivery of the written objection to Pendaries, c/o CIBC Mellon Trust Company, Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9, facsimile number (416) 368-2502, prior to 5:00 p.m. (Toronto time) on the Business Day immediately preceding the Meeting (or any adjournment or postponement thereof) and otherwise strictly comply with the requirements of section 131 of the NBBCA (except as that section is varied by this paragraph 11). Except as varied by this section 11, the procedure to be followed in connection with any exercise of dissent rights by Pendaries Shareholders shall be as set forth in section 131 of the NBBCA. Pendaries Shareholders who duly exercise their dissent rights and who:

  (a) are ultimately determined to be entitled to be paid fair value for their Pendaries Common Shares shall be deemed to have transferred such Pendaries Common Shares as of the Effective Time, without any further act or formality and free and clear of all liens, claims and encumbrances, to Ultra (and not to Pendaries as would otherwise be the case under section 131) in consideration for a payment of cash from Pendaries equal to such fair value; or

  (b) are ultimately determined not to be entitled, for any reason, to be paid fair value for their Pendaries Common Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Pendaries Common Shares and shall receive Ultra common shares on the basis determined in accordance with the Plan of Arrangement.

   For the purpose of any proceedings involving any dissenting registered holders of Pendaries Common Shares who seek fair value for their Pendaries Common Shares:

  (a) the "court" referred to in section 131 of the NBBCA means this Court;

  (b) the dissenting registered holders of Pendaries Common Shares shall provide Pendaries with written notice demanding payment of the fair value of the Pendaries Common Shares, which notice is required by section 131(7) of the NBBCA; and

  (a) the dissenting registered holders of Pendaries Common Share shall send the certificates for their Pendaries Common Shares to Pendaries, which certificates must be delivered as required by section 131(8) of the NBBCA.

SANCTION HEARING AND SERVICE OF COURT MATERIALS

12. Upon approval by the Pendaries Shareholders of the Arrangement in the manner set forth in this Interim Order, Pendaries may apply to this Court for approval of the Arrangement and that service of the Meeting Materials, in accordance with paragraph 6 of this Interim Order, shall constitute good and sufficient service of such Notice of Application and no other form of service need be made and no other material need be served on such persons in respect of these proceedings except as required under paragraph 6 of this Interim Order.

13. Any holder of Pendaries Shares desiring to appear and make submissions in the within application at the hearing for a final order is required to appear at the said hearing in person or by a New Brunswick lawyer and may present affidavit or other documentary evidence provided a copy of such evidence is served upon Pendaries or its lawyer, Kenneth B. McCullogh, Q.C., Stewart McKelvey Stirling Scales, 44 Chipman Hill, 10th Floor, P.O. Box 7289 Station "A", Saint John, New Brunswick E2L 4S6, at least four days prior to the date set for the hearing of the final order and proof of such service is filed with the Clerk of The Court of Queen's Bench, judicial district of Saint John, 110 Charlotte Street, Saint John, New Brunswick prior to the hearing.

14. In the event that the hearing of the application for final approval of the Arrangement is postponed, other than the Director, should he wish to be heard, only those persons who have appeared at the initial application for the final order or have filed notice with the Court pursuant to this Interim Order will be entitled to notice of the adjourned date.

PRECEDENCE

15. To the extent of any inconsistency or discrepancy with respect to the matters provided for in this Interim Order, between this Interim Order and the terms of any instrument creating, governing or collateral to the Pendaries Common Shares or the articles or by-laws of Pendaries, this Interim Order shall govern.

EXTRA-TERRITORIAL ASSISTENCE

16. THIS COURT seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States or the United Kingdom to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

VARIANCE

17. Pendaries shall be entitled, at any time, to seek leave to vary this Interim Order.

   DATED at Saint John, New Brunswick, this 4th day of December, 2000.

                                         sgd: Peter S. Glennie

                                         J.C.Q.B.

                                                                      APPENDIX C

                                                                  Cause No: S/M/
                                                                Numero de Cause:
IN THE COURT OF QUEEN'S BENCH OF
NEW BRUNSWICK

TRIAL DIVISION

JUDICIAL DISTRICT OF SAINT JOHN

In the matter of a proposed arrangement concerning Pendaries Petroleum Ltd. and its shareholders pursuant to the Business Corporations Act, RSNB 1973 c.B-9.1

BETWEEN:

PENDARIES PETROLEUM LTD.

                                                                       Applicant

- and -

ULTRA PETROLEUM CORP.

                                                                     Respondents

                             NOTICE OF APPLICATION
                                   (FORM 16D)

TO: Ultra Petroleum Corp.

AND TO: The Director Appointed Pursuant to s.184 of the Business Corporations
Act

   LEGAL PROCEEDINGS HAVE BEEN COMMENCED BY FILING THIS NOTICE OF APPLICATION.

   The applicant will make an application before the Court at 110 Charlotte Street, Saint John, New Brunswick on the 12th day of January, 2001 at 12:00 noon for an order as set out hereunder. If you wish to oppose this application you must appear at the hearing of the application at the place, date and time stated, either in person or by a New Brunswick lawyer acting on your behalf.

   If you intend to appear on the hearing of the application and wish to present to the Court at that time affidavit or other documentary evidence to support your position, you must serve a copy of such evidence on the applicant or his lawyer and, with proof of such service, file it in this Court Office prior to the hearing of the application.
COUR DU BANC DE LA REINE DU
NOUVEAU-BRUNSWICK

DIVISION DE PREMIERE INSTANCE

CIRCONSCRIPTION JUDICIAIRE DE

E N T R E:

                                                                    requerant(s)

- et -

                                                                       intime(s)

                                AVIS DE REQUETE
                                 (FORMULE 16D)

DESTINATAIRE:

   PAR LE DEPOT DU PRESENT AVIS DE REQUETE, UNE POURSUITE JUDICIAIRE A ETE ENGAGEE.

   Le requerant presentera une requete a la Cour a           , le      19 a
h     en vue d'obtenir l'ordonnance decrite ci-dessous.

   Si vous desirez contester cette requete, vous devrez comparaitre a l'audition de la requete aux lieu, date et heure indiques, soit en personne ou par l'intermediaire d'un avocat du Nouveau-Brunswick charge de vous representer.

   Si vous prevoyez comparaitre a l'audition de la requete et desirez presenter a la Cour un affidavit ou une autre preuve litterale en votre faveur, vous devrez signifier copie de cette preuve au requerant

   If you fail to appear on the hearing of the application AN ORDER WHICH MAY AFFECT YOU MAY BE MADE IN YOUR ABSENCE.

You are advised that:

     (a) you are entitled to issue documents and present evidence in the proceeding in English or French or both;

     (b) the applicant intends to proceed in the English language; and

     (c) if you require the services of an interpreter at the hearing you must advise the clerk at least 7 days before the hearing.

THIS NOTICE is signed and sealed for the Court of Queen's Bench by G.S. Theriault, Clerk of the Court at Saint John, on the 21st day of November, 2000.

Sgd: George S. Theriault

                                   C L E R K
                              110 Charlotte Street
                           Saint John, New Brunswick
ou a son avocat et la deposer, avec une preuve de sa signification, au greffe de cette Cour avant l'audition de la requete.

   Si vous ne comparaissez pas a l'audition de la requete, UNE ORDONNANCE POUVANT VOUS CONCERNER POURRA ETRE RENDUE EN VOTRE ABSENCE.

   Sachez que:

     (a) vous avez le droit dans la presente instance, d'emettre des documents et de presenter votre preuve en francais, en anglais ou dans les deux langues;

     (b) le requerant a l'intention d'utiliser la langue   ; et

     (c) si vous avez besoin des services d'un interprete a l'audience, vous devez en aviser le greffier au moins 7 jours avant l'audience.

CET AVIS est signe et scelle au nom de la Cour du Banc de la Reine par      ,
greffier de la Cour a Saint John, ce       , 2000.

                                G R E F F I E R
                              110 Charlotte Street
                           Saint John, New Brunswick

                                  APPLICATION

   On the hearing of this application, the Applicant intends to apply for an order pursuant to the provisions of the Business Corporations Act RSNB, 1973 c.B-9.1 as amended (the "BCA"), approving an arrangement whereby the shares of the Applicant will be exchanged for shares of the Respondent (the
"Arrangement").

   1. The Applicant is a body corporate incorporated under the laws of Canada and continued under the laws of the Province of New Brunswick on September 19, 1996 and is a corporation to which the provisions of the BCA apply.

   2. The Respondent is a body corporate incorporated under the laws of the Province of British Columbia and continued under the laws of the Yukon Territory.

   3. The Applicant has its registered office at 44 Chipman Hill, Suite 1000, Saint John, New Brunswick, E2L 4S6.

   4. The grounds to be argued in respect of the application are that the Arrangement is fair and reasonable and is in the best interests of the shareholders of the Applicant and that it is not practicable to effect the fundamental change desired by the Applicant under any other provision of the BCA. The Applicant intends to rely upon:

     (a) Section 128 of the BCA; and

     (b) Section 3(a)(10) of the United States Securities Act of 1933.

   5. The documentary evidence to be used at the hearing of the application is:

     1. The affidavit of Bobby J. Fogle, sworn to herein the 16th day of November, 2000.

     2. Proof of compliance with the terms of any interim order which may be made by this Honourable Court pursuant to the provisions of the BCA and /or Rule 38.09 of the Rules of Court.

     3. Proof of satisfaction of any preconditions to the Arrangement becoming effective which may be stipulated in any management information circular distributed to the shareholders of the Applicant.

   DATED at Saint John, New Brunswick, this 16th day of November, 2000.

                                          STEWART McKELVEY STIRLING SCALES
                                          Solicitors for the Applicants

                                             sgd: Kenneth B. McCullough
                                          Per: ________________________________
                                             Kenneth B. McCullogh, Q.C.

Stewart McKelvey Stirling Scales
Barristers & Solicitors
P. O. Box 7289, Station "A"
44 Chipman Hill, Suite 1000
Saint John, NB E2L 4S6

Telephone: 506-632-1970
Facsimile: 506-634-3579

                                                                      APPENDIX D

   THIS ARRANGEMENT AGREEMENT made as of the 13th day of October, 2000.

BETWEEN:

  ULTRA PETROLEUM CORP., a corporation subsisting under the laws of the Yukon Territory (hereinafter called "UPC")

                                                             OF THE FIRST PART

                                    - and -

  PENDARIES PETROLEUM LTD., a corporation subsisting under the laws of the Province of New Brunswick (hereinafter called "PPL")

                                                            OF THE SECOND PART

   WHEREAS the parties hereto intend to carry out the transactions contemplated herein pursuant to an arrangement under the NBBCA;

   NOW THEREFORE IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE 1

                                  Definitions

   1.1 In this Agreement, unless the context otherwise requires:

     (a) "Agreement" means this agreement, including the recitals and all Schedules to this agreement, as amended or supplemented from time to time, and "hereby", "hereof", "herein", "hereunder", "herewith" and similar terms refer to this Agreement and not to any particular provision of this Agreement;

     (b) "Arrangement" means the arrangement under the provisions of Section 128 of the NBBCA set out in the Plan of Arrangement;

     (c) "Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required by the NBBCA to be sent to the Director after the Final Order has been made;

     (d) "AMEX" means the American Stock Exchange;

     (e) "Business Day" means a day, other than a Saturday, Sunday or statutory holiday, when banks are generally open for the transaction of bank business in the location in which an action is to be taken hereunder;

     (f) "Canadian Securities Laws" means the applicable securities laws, regulations, rules and policies of each province or territory of Canada in which Ultra Common Shares are to be distributed pursuant to the Arrangement;

     (g) "Closing" means the completion of the transactions contemplated herein;

     (h) "Competing Transaction" means any agreement, understanding, proposal or offer (including without limitation a proposal or offer to PPL's shareholders) which is, or if accepted would be, inconsistent with or detrimental to the completion of the transactions contemplated herein;

     (i) "control" means, with respect to control of a body corporate by a person, the holding (other than by way of security) by or on behalf of that person of securities of the body corporate carrying voting rights sufficient to elect a majority of the directors of the body corporate;

     (j) "Court" means The Court of Queen's Bench of New Brunswick;

     (k) "Director" means the Director appointed pursuant to section 184 of the NBBCA;

     (l) "Effective Date" means the date the Arrangement becomes effective under the NBBCA as determined by the certificate of arrangement issued by the Director pursuant to section 125(2) of the NBBCA;

     (m) "Effective Time" means 12:01 a.m. (Fredericton time) on the Effective Date;

     (n) "Encumbrance" includes, without limitation, any mortgage, pledge, assignment, charge, lien, security interest, claim, trust, royalty or carried, participation, net profits or other third party interest and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

     (o) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended;

     (p) "Expiry Date" means January 31, 2001, provided that in the event that the SEC has not completed its review of the Pendaries Proxy Statement within 60 days of the date on which the Pendaries Proxy Statement is first filed with the SEC, the Expiry Date shall be extended for a period of days beyond January 31, 2001 equal to the number of days (to a maximum of 60 days) in excess of 60 days that elapse between the date the Pendaries Proxy Statement is first filed with the SEC and the date on which the SEC shall have completed their review of the Pendaries Proxy Statement, or such later date as PPL and UPC shall agree upon in writing;

     (q) "Final Order" means the order of the Court approving the Arrangement, as such order may be affirmed, amended or modified;

     (r) "Governmental Authority" includes any federal, provincial, municipal or other political subdivision government, department, commission, board, bureau, agency or instrumentality, domestic or foreign;

     (s) "GST" means any and all taxes payable under Part IX of the Excise Tax Act (Canada) as amended from time to time;

     (t) "Income Tax Act" means the Income Tax Act (Canada);

     (u) "Interim Order" means an order of the Court containing declarations and directions with respect to the Arrangement, as such order may be affirmed, amended or modified;

     (v) "Letter of Intent" means the letter of intent between UPC and PPL dated August 28, 2000, providing for the entering into of this Agreement;

     (w) "Material Adverse Change" means any adverse change in the financial condition, assets, business, operations or prospects of either Pendaries or Ultra, as applicable, which is material to PPL and the Pendaries Subsidiaries taken as a whole or to UPC and the Ultra Subsidiaries taken as a whole; provided, however, that the occurrence of any event that affects the oil and gas industry in general, including, but not limited to, changes in product prices, shall not be a Material Adverse Change;

     (x) "Material Adverse Effect" when used in connection with Pendaries or Ultra, means any effect of Material Adverse Change relating to such party;

     (y) "Misrepresentation" includes any untrue statement of a material fact, any omission to state a material fact that is required to be made and any omission to state a material fact that is necessary to be made in order for a statement not to be misleading;

     (z) "NBBCA" means the Business Corporations Act (New Brunswick);

     (aa) "NSA" means Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm;

     (ab) "Ontario Securities Laws" means the applicable securities laws, regulations, rules and policies of the Province of Ontario;

     (ac) "Pendaries" means collectively PPL and the Pendaries Subsidiaries;

     (ad) "Pendaries Assets" means all of the assets and properties of Pendaries described in the Pendaries Reports;

     (ae) "Pendaries Common Shares" means the common shares in the capital of PPL;

     (af) "Pendaries Counsel" means collectively Stewart McKelvey Stirling Scales, and Jenkens & Gilchrist, or such other legal counsel as may be designated by Pendaries;

     (ag) "Pendaries Disclosure Statement" means the disclosure schedule delivered by PPL to UPC prior to the execution of this Agreement;

     (ah) "Pendaries Financial Statements" means collectively the audited consolidated financial statements of Pendaries for the twelve months ended December 31, 1999 and the unaudited consolidated financial statements of Pendaries for the six months ended June 30, 2000, comprised of consolidated balance sheets, consolidated statements of operations and retained deficit, and consolidated statements of cash flow and the notes thereto;

     (ai) "Pendaries Meeting" means the special meeting of the holders of Pendaries Common Shares, including any adjournment or postponement thereof, to be called in accordance with the Interim Order to consider and, if thought fit, approve and adopt the Arrangement;

     (aj) "Pendaries Options" means the options granted under agreements or otherwise to purchase or acquire shares in Pendaries which if exercised would result in the issuance of up to 575,500 Pendaries Common Shares, as set out in the Pendaries Disclosure Statement;

     (ak) "Pendaries Permitted Encumbrances" means the encumbrances and burdens disclosed or reflected in the Pendaries Reports, and those Encumbrances of a general nature generally affecting companies carrying on in the ordinary course of business of exploration and development of oil and gas or generally affecting title to oil and gas properties, or disclosed in the Pendaries Financial Statements;

     (al) "Pendaries Proxy Statement" means collectively the letter to shareholders, notice of meeting, proxy statement and form of proxy to be filed by PPL with the SEC and distributed to holders of Pendaries Common Shares in connection with the holding of the Pendaries Meeting;

     (am) "Pendaries SEC Documents" has the meaning ascribed thereto in subsection 4.1(u) hereof;

     (an) "Pendaries Reports" means the report of RSC evaluating the reserves of Pendaries and the estimated future cash flow from such reserves effective January 1, 2000;

     (ao) "Pendaries Subsidiaries" means collectively Sino-American, Sino-American Overseas Energy Corporation, a Cayman Islands corporation, and Pendaries Production, Inc., a Delaware corporation;

     (ap) "person" includes any individual, partnership, firm, trust, body corporate, government, governmental body, agency or instrumentality, unincorporated body of persons or association;

     (aq) "Plan of Arrangement" means the plan of arrangement substantially in the form and content of Exhibit 1 hereto, as amended or supplemented from time to time in accordance with Article 3 hereof or at the direction of the Court;

     (ar) "RSC" means Ryder Scott Company, an independent petroleum consulting firm;

     (as) "SEC" means the United States Securities and Exchange Commission;

     (at) "Sino-American" means Sino-American Energy Corporation, a Texas corporation;

     (au) "Sino-American Loan Documents" means collectively the promissory notes, loan agreements, guarantees, security agreements and other instruments which have been, or may in the future be, delivered by one or more of PPL and the Pendaries Subsidiaries in connection with the loan arrangement contemplated by paragraph 13 of, and the term sheet attached to, the Letter of Intent;

     (av) "Sino-American Property Agreements" means collectively (i) the Petroleum Contract dated August 17, 1994 by and between China National Offshore Oil Corporation, Kerr-McGee China Petroleum Ltd. and Murphy Pacific Rim, Ltd. covering Block 04/36 in the Gulf of Bohai People's Republic of China, (ii) the Joint Operating Agreement dated effective October 1, 1994 by and between Kerr-McGee China Petroleum Ltd. and Murphy Pacific Rim, Ltd., (iii) the Novation of Joint Operating Agreement dated March 16, 1995 by and between Kerr-McGee China Petroleum Ltd., Murphy Pacific Rim, Ltd. and Setsco Resources Inc., (iv) the Petroleum Contract dated January 23, 1996 by and between China National Offshore Oil Corporation, Kerr-McGee China Petroleum Ltd. and Huffco China, LDC covering Block 05/36 in the Gulf of Bohai People's Republic of China, and (v) the Joint Operating Agreement dated June 26, 1997 by and between Kerr-McGee China Petroleum Ltd., Huffco China, LDC and Setsco Resources, Inc.;

       (aw) "Subsidiary" means, when used to indicate a relationship with another body corporate;

       (i) a body corporate which is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate each of which is controlled by that other; or

       (ii) a subsidiary of a body corporate that is the other's subsidiary; and

     (ax) "Tax" or "Taxes" means taxes, fees, levies, duties, tariffs, imposts, premiums and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, provincial, state, local or foreign taxing authority, including, without limitation,
  (i) income, capital, business, franchise, profits, gross receipts, ad valorem, goods and services, customs, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment insurance or compensation, utility, severance, production, excise, stamp, occupation, premiums, environmental, recapture, windfall profits, transfer and gains taxes, fees, levies, duties, tariffs, imposts, premiums and governmental impositions and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto;

     (ay) "Tax Return" means returns, reports, declarations, information statements, or any other document with respect to Taxes required to be filed with any taxing authority, whether domestic or foreign;

     (az) "Title Documents" means all contracts, leases, deeds, mortgages, letter of credit, licenses, concessions, permits and other instruments through which title to the Pendaries Assets or Ultra Assets, as the case may be, is derived or which relate or affect title to, or operation of, the Pendaries Assets or the Ultra Assets, as the case may be, and without limiting the generality of the foregoing, in respect of PPL shall include the Sino-American Property Agreements;

     (ba) "TSE" means The Toronto Stock Exchange;

     (bb) "Ultra" means collectively UPC and the Ultra Subsidiaries;

     (bc) "Ultra Assets" means all of the assets and properties of Ultra described in the Ultra Reports;

     (bd) "Ultra Common Shares" means common shares in the capital of UPC as constituted on the date hereof;

     (be) "Ultra Counsel" means collectively Preston Lackowicz & Shier, and Haynes and Boone, LLP, or such other legal counsel as may be designated by Ultra;

     (bf) "Ultra Disclosure Statement" means the disclosure schedule delivered by UPC to PPL prior to the execution of this Agreement;

     (bg) "Ultra Financial Statements" means collectively the audited consolidated financial statements of Ultra for the twelve months ended June 30, 1999 and for the six months ended December 31, 1999, and the unaudited consolidated financial statements of Ultra for the six months ended June 30, 2000, comprised of consolidated balance sheets, consolidated statements of operations and deficit, consolidated statements of changes in financial position and the notes thereto;

     (bh) "Ultra Meeting" means the special meeting of the holders of Ultra Common Shares, including any adjournment or postponement thereof, to be called to consider and, if thought fit, approve and adopt the Arrangement;

     (bi) "Ultra Options" means the options granted and outstanding as of the date hereof under agreements or otherwise to purchase or acquire shares in UPC which if exercised would result in the issuance of 4,595,000 Common Shares;

     (bj) "Ultra OSC Documents" has the meaning ascribed thereto in subsection 4.2(u) hereof;

     (bk) "Ultra Permitted Encumbrances" means the encumbrances or burdens disclosed or reflected in the Ultra Reports and those Encumbrances of a general nature generally affecting companies carrying on in the ordinary course of business of exploration for development of oil and gas or generally affecting title to oil and gas properties or disclosed in the Ultra Financial Statements;

     (bl) "Ultra Proxy Solicitation Material" means collectively the letter to shareholders, notice of meeting, management information circular and form of proxy to be filed by UPC with the Ontario Securities Commission and the SEC and distributed to holders of Ultra Common Shares in connection with the holding of the Ultra Meeting;

     (bm) "Ultra Reports" means the report of NSA effective January 1, 2000 evaluating certain reserves of Ultra and the estimated future cash flows from such reserves;

     (bn) "Ultra Shareholder Approval" means the affirmative vote, at the Ultra Shareholders Meeting, of more than 50% of the votes cast in respect of approval of the Arrangement;

     (bo) "Ultra Subsidiaries" means collectively Ultra Petroleum (USA) Inc., a Colorado corporation, and Ultra Resources, Inc., a Wyoming corporation;

     (bp) "U.S. Securities Laws" means the United States Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations of the SEC thereunder.

   1.2 The following Exhibit forms part of this Agreement:

     Exhibit 1 Plan of Arrangement

                                   ARTICLE 2

                                 Interpretation

   2.1 The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

   2.2 Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph, clause, subclause or schedule by number or letter or both refer to the Article, Section, subsection, paragraph, clause, subclause or schedule, respectively, bearing that designation in this Agreement.

   2.3 In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa and words importing gender shall include all genders.

   2.4 In the event that the date on which any action is required to be taken hereunder by any of the parties is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

   2.5 References in this Agreement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder in effect as of the date hereof.

   2.6 Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada.

   2.7 All representations, warranties, covenants and opinions in or contemplated by this Agreement as to the enforceability of any covenant, agreement or document are subject to enforceability being limited by applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and the discretionary nature of certain remedies (including specific performance and injunctive relief).

   2.8 Each reference herein to the knowledge of a party means, unless otherwise specified, the knowledge of such party's senior officers following due inquiry.

                                   ARTICLE 3

                                  Arrangement

   3.1 Subject to the terms and conditions hereof, as soon as reasonably practicable, PPL shall apply to the Court pursuant to Section 128 of the NBBCA for an order approving the Arrangement and in connection with such application shall:

     (a) forthwith file, proceed and diligently process an application for an Interim Order under Section 128(4) of the Act providing for, among other things the calling and holding of the Pendaries Meeting; and

     (b) subject to obtaining the approvals as may be directed by the Court in the Interim Order, take the steps necessary to submit the Arrangement to the Court and apply for the Final Order.

   3.2 The Arrangement shall become effective on the Effective Date.

                                   ARTICLE 4

                         Representations and Warranties

   4.1 PPL represents and warrants to UPC that:

     (a) each of PPL and the Pendaries Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it and is duly qualified to carry on business in each jurisdiction in which the nature of its business or the property or assets owned or leased by it makes such qualification necessary;

     (b) PPL has all requisite power and authority to enter into this Agreement and all documents to be delivered pursuant hereto and, subject to the terms hereof, to perform its obligations hereunder and thereunder;

     (c) the execution and delivery of this Agreement and all documents to be delivered pursuant hereto, the performance of the terms hereof and thereof and the consummation of the transactions contemplated herein and therein do not and will not, subject to fulfillment of the conditions hereof:

       (i) result in the breach of or violate any term or provision of the articles, by-laws or governing documents of PPL or any of the Pendaries Subsidiaries, or

       (ii) conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement, instrument, licence, permit or authority to which PPL or any of the Pendaries Subsidiaries is a party or by which they are bound or to which any of their property is subject; or

       (iii) result in the creation of any material Encumbrance upon the Pendaries Assets other than Pendaries Permitted Encumbrances; or

       (iv) give to any person any material interest or right, including right of purchase, termination, cancellation or acceleration under any such agreement, instrument, license, permit or authority, provided that PPL makes no representation or warranty with respect to the rights, if any, which may arise in favour of third parties pursuant to the Sino-American Property Agreements as a result of the execution and delivery of this Agreement or the performance of the terms hereof or the consummation of the transactions contemplated hereby;

       (v) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to any of PPL, the Pendaries Subsidiaries, the Pendaries Common Shares or the Pendaries Assets; or

       (vi) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any parties to the Title Documents relating to the Pendaries Assets, except
    (A) pursuant to U.S. Securities Laws, (B) the Interim Order and the Final Order, or (C) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect on Pendaries or prevent, materially hinder, or materially make more burdensome the consummation of the transactions contemplated by this Agreement, or (D) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states.

     (d) this Agreement has been duly authorized, executed and delivered by PPL and this Agreement does constitute valid, legal and binding obligations of PPL enforceable in accordance with its terms;

     (e) PPL has not taken any action, directly or indirectly, with the intention of adversely affecting the approval of the Arrangement or the completion of the transactions contemplated hereby;

     (f) other than as disclosed in writing to UPC at or prior to the date hereof or as disclosed in the Pendaries Financial Statements, there are no actions, claims, suits, other legal, administrative or arbitration proceedings or government investigations commenced, or to the knowledge of Pendaries contemplated, at law or in equity or before or by any court or other Governmental Authority and which involve or affect Pendaries, including, without limitation, the title to, or ownership of, the Pendaries Assets, and none of PPL or any of the Pendaries Subsidiaries is subject to any outstanding order, writ, injunction or decree having, or which could reasonably be foreseen to have, a Material Adverse Effect on Pendaries;

     (g) the authorized capital of PPL consists of an unlimited number of Pendaries Common Shares, of which 9,225,970 Pendaries Common Shares are issued and outstanding as of the date hereof and all such issued and outstanding Pendaries Common Shares are fully paid and non-assessable as of the date hereof;

     (h) the Pendaries Disclosure Statement sets forth the name, the number of shares of authorized capital stock and the number of issued and outstanding shares of capital stock of each direct or indirect Subsidiary of PPL. Except as set forth in the Pendaries Disclosure Statement, all of the outstanding shares of capital stock of each such Subsidiary are owned, directly or indirectly, by PPL, beneficially and of record. Except as disclosed in the Pendaries Disclosure Schedule, all of such shares of capital stock of the Pendaries Subsidiaries are owned free and clear of any Encumbrances, and are not subject to any agreements or understandings among any persons with respect to the voting or transfer of such shares. There are no outstanding subscriptions, options, convertible securities, warrants or claims of any kind issued or granted by or binding on Pendaries to purchase or otherwise acquire any security of or equity interest in any of such Pendaries Subsidiaries. All of the outstanding shares of capital stock of each Pendaries Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and none has been issued in violation of the preemptive rights of any stockholder;

     (i) PPL has no agreements of any nature to acquire any Subsidiary other than the Pendaries Subsidiaries, or to acquire or lease any other business operations out of the ordinary course and is not a party to or bound by any agreement of guarantee, indemnification, assumption endorsement or similar commitment in respect of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation other than pursuant to agreements which are standard or customary in the oil and gas industry;

     (j) other than the Pendaries Options, no person has any agreement, option, right or privilege (including, without limitation, whether by law, preemptive right, contract or otherwise) to purchase, subscribe for, convert into, exchange for or otherwise require the issuance of any of the unissued shares of PPL or of any of the Pendaries Subsidiaries;

     (k) since December 31, 1999, PPL has:

       (i) not amended its articles, by-laws or other governing documents and there are no resolutions, special resolutions or other proceedings pending for any amendment thereto except as may be desirable in respect of the transactions contemplated by this Agreement;

       (ii) not declared, paid or set aside for payment any dividends whether by cash, shares or otherwise or made or authorized or proposed other distributions of any kind and no repayments of capital have been made by PPL (other than repayments of indebtedness at or below the amount at which such indebtedness is shown on the Pendaries Financial Statements) since December 31, 1999 nor reduced its stated capital in any manner or purchased, acquired, cancelled or redeemed or agreed to purchase, acquire, cancel or redeem any of its outstanding shares other than as contemplated by this Agreement;

     (l) since December 31, 1999, other than as has been publicly disclosed by PPL or set out in the Pendaries Disclosure Statement, Pendaries has:

       (i) conducted its business in all material respects in the ordinary course;

       (ii) not suffered any Material Adverse Change;

       (iii) not made any change in its accounting principles and practices as theretofore applied including, without limitation, the basis upon which its assets and liabilities are recorded on its books and its earnings and profits and losses are ascertained; and

       (iv) maintained in effect salary and other compensation levels in accordance with its then existing salary administration programme and has not authorized or paid or agreed to pay any bonus or similar payment to any officer or director or person providing to Pendaries services similar in nature to employment services or made any material change in respect of employment or contract terms, as the case may be, of any such officer, director or person and Pendaries is not presently indebted to any of its present or former shareholders, directors or officers in any material respect except as set forth in the Pendaries Financial Statements or as disclosed in writing to UPC at or prior to the date hereof;

     (m) the Pendaries Financial Statements have been prepared in accordance with generally accepted accounting principles applicable in Canada applied on a basis consistent with that of prior periods (except as stated therein) and present fairly the financial position of Pendaries as of the date provided therein and the results of its operations and the changes in financial position for the periods then ended and in all material respects all accounts receivable included in the Pendaries Financial Statements, as except to the extent collected since the date hereof, are bona fide, collectible and not subject to set-off or counterclaim;

     (n) Pendaries has duly and timely filed, in proper form, correct and complete Tax Returns in respect of Taxes under all applicable federal, provincial, state or local Tax legislation of Canada or any foreign country having jurisdiction over Pendaries, for all prior periods in respect of which such filings have heretofore been required, and all Taxes shown thereon and all Taxes owing with respect to the current period and any previous period have been paid or accrued on the books of Pendaries and there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Return for any period, and all payments by Pendaries to any non-resident of Canada have been made in accordance with all applicable legislation in respect of withholding tax; Pendaries is not aware of any contingent Tax liabilities or any grounds for reassessment; there are no assessments or reassessments respecting Pendaries pursuant to which there are amounts owing or discussions in respect thereof with any taxing authority other than as disclosed in writing to UPC at or prior to the date hereof; Pendaries has not acquired property from, or disposed of property to, any Person with whom it does not deal at arm's length (as that term is construed under the Income Tax Act) for proceeds less than the fair market value thereof; Pendaries has no outstanding loans or indebtedness incurred by directors, former directors, officers, shareholders and/or employees or by any Person not dealing at arm's length (as that term is construed under the Income Tax Act) with any of the foregoing; there are no circumstances existing which could result in the application of section 78, section 79, or sections 80 to 80.04 of the Income Tax Act or any equivalent provincial provision, to Pendaries; Pendaries has not claimed nor will claim any reserve under any provision of the Income Tax Act or any equivalent provincial provision, if any such amount could be included in the income of Pendaries for any period ending after the date hereof; Pendaries has withheld from each payment made to any of its officers, directors, former directors, former employees and employees the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax or other authority within the time required under any applicable Tax legislation; Pendaries has remitted to the appropriate tax authority when required by law to do so all amounts collected by it on account of the GST; and Pendaries is a "taxable Canadian Corporation" for the purposes of the Income Tax Act;

     (o) all filings made by Pendaries under which Pendaries has received or is entitled to government incentives, have been made in accordance, in all material respects, with all applicable legislation and contain no misrepresentations of material fact or omit to state any material fact which could cause any amount previously paid to Pendaries or previously accrued on the accounts of Pendaries to be recovered or disallowed;

     (p) other than as disclosed in writing to UPC at or prior to the date hereof, Pendaries is not a party to any written contracts of any nature, including but not limited to, employment or material consulting agreements or collective bargaining agreements and there are no currently existing employment benefit plans, arrangements or agreements of a material nature, service contracts, leases and rental agreements that are in excess of $20,000 remaining on the term of the said contract and to which Pendaries is a party or by which it is bound;

     (q) PPL does not make any representations or warranties, express or implied, as to Pendaries' title to the Pendaries Assets, but does represent and warrant that:

       (i) the Pendaries Assets are free and clear of Encumbrances created by, through or under Pendaries, excepting only the Pendaries Permitted Encumbrances;

       (ii) the concessions, petroleum contracts, deeds of assignments, permits, licenses and other contracts necessary or appropriate to operate the Pendaries Assets are, to the best of PPL's knowledge, currently being operated, or anticipated to be operated, in full compliance with all applicable laws, rules, regulations and orders of all federal, state and local governmental bodies, authorities and agencies and in conformity in all material respects for the provisions of the concessions, petroleum contracts and other contracts; and

       (iii) the concessions, petroleum contracts and other contracts are in force and effect, except for such failures as would not, individually or in the aggregate, have a Material Adverse Effect on the value or operation of the Pendaries Assets, taken as a whole;

       (iv) Pendaries is not in default, nor has Pendaries been informed of any alleged default or received any notice of default, affecting or capable of affecting the Pendaries Assets, or any of them, in an adverse manner;

       (v) except as disclosed or reflected in the Pendaries Reports, Pendaries' interests in the Pendaries Assets are not subject to reduction by rights of conversion or other alteration or election in favor of a third party, created by, through or under Pendaries;

       (vi) all rentals, royalties, taxes and other payments due under each of the concessions, petroleum contracts and other contracts have been timely and fully paid, except for such amounts that are being held in suspense as a result of title issues and that do not provide any third party with a right to cancel such contracts and such amounts as would not, individually or in aggregate, have a Material Adverse Effect on Pendaries; and

       (vii) the estimates of Pendaries' oil and gas reserves set out in the Pendaries Reports were prepared in accordance with standard geological and engineering methods generally accepted in the oil and gas industry. The working interest, net revenue interest and historical factual information supplied by Pendaries to RSC in connection with the preparation of the Pendaries Reports did not contain a Misrepresentation. The oil and gas prices utilized in the Pendaries Reports are not intended to be representative of historical or prevailing prices existing as of the effective date or actual date of the Pendaries Reports;

     (r) other than as disclosed in writing to UPC at or prior to the date hereof, to the best of the knowledge of Pendaries, Pendaries is not in material violation of any applicable federal, provincial, municipal or local laws, regulations, orders, government decrees or ordinances with respect to environmental, health or safety matters (collectively "Environmental Laws") and, for greater certainty and without limiting the generality of the foregoing, but subject to the foregoing qualifications:

       (i) Pendaries has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants in strict compliance with all Environmental Laws;

       (ii) there have been no unrectified spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes on any of the real property owned or leased by Pendaries or under its respective control, nor to the best of PPL's knowledge has any such real property been used at any time by any person as a landfill or waste disposal site;

       (iii) there have been no releases, deposits or discharges, in violation of Environmental Laws, of any hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems by Pendaries;

       (iv) no orders, directions or notices have been issued and remain outstanding pursuant to any Environmental Laws relating to the business or assets of Pendaries;

       (v) Pendaries has not failed to report to the proper Governmental Authority the occurrence of any event which is required to be so reported by any Environmental Laws; and

       (vi) Pendaries holds all licences, permits and approvals required under any Environmental Laws in connection with the operation of its business and the ownership and use of its assets, all such licences, permits and approvals are in full force and effect, and Pendaries has not received any notification pursuant to any Environmental Laws that any work, repairs, construction or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any licence, permit or approval issued pursuant thereto, or that any licence, permit or approval referred to above is about to be reviewed, made subject to limitation or conditions, revoked, withdrawn or terminated;

     (s) PPL is a reporting issuer or the equivalent in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Nova Scotia and Newfoundland, and has not been notified of any default of any requirement of any applicable securities legislation, regulations, orders, notices or policies;

     (t) PPL is current with respect to all filings required by the TSE and the AMEX and the Pendaries Common Shares which are issued and outstanding as of the date hereof are listed and posted for trading on the TSE and the AMEX and are not subject to any cease trading or trading suspension order;

     (u) PPL has furnished UPC with a true and complete copy of each report, schedule, registration statement and definitive proxy statement (including exhibits) filed by PPL with the SEC since December 31, 1998 (the "Pendaries SEC Documents"), which are all the documents (other than preliminary material) that PPL was required to file with the SEC since such date, except where the failure to file any such documents would not cause PPL to be in material noncompliance with U.S. Securities Laws. As of their respective dates, (i) the Pendaries SEC Documents complied in all material respects with the requirements of the U.S. Securities Laws applicable to such Pendaries SEC Documents and (ii) none of the Pendaries SEC Documents contained any Misrepresentation. Except to the extent information contained in any Pendaries SEC Document has been revised or superseded by a later-filed Pendaries SEC Document, none of the Pendaries SEC Documents currently contains any Misrepresentation;

     (v) as of the respective dates of the Pendaries SEC Documents, (i) the financial statements of PPL included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published results and regulations of the SEC with respect thereto, (ii) were prepared in all material respects in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (except as noted therein or as may be permitted by the rules of the SEC) and (iii) fairly presented in all material respects the consolidated financial position of PPL and the Pendaries Subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, none of which are or were material);

     (w) the Pendaries Proxy Statement will be distributed in accordance with and will comply as to form in all material respects with U.S. Securities Laws and, if applicable, will include the information required by Rule 13e-3 of the Exchange Act, and PPL will otherwise comply with Rule 13e-3. None of the information relating to PPL and the Pendaries Subsidiaries included in the Pendaries Proxy Statement shall, at the time the Pendaries Proxy Statement is mailed or at the time of the Pendaries Meeting, contain any Misrepresentation, except that no representation is being made by PPL with respect to information supplied or approved in writing by UPC or any affiliate of UPC specifically for inclusion in the Pendaries Proxy Statement;

     (x) as of the date hereof, no "person" as defined in Section 801.1(a)(1) of the Rules, Regulations, Statements and Interpretations (in this paragraph the "HSR Rules") under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 (16 CFR 801 et.seq.) in which PPL is included has annual net sales of $100,000,000 or more or total assets of $100,000,000 or more, as determined in accordance with Section 801.11 of the HSR Rules;

     (y) all information furnished by PPL for inclusion in the Ultra Proxy Solicitation Material is or will be, as of the earlier of the date it purports to be given at and the date of the Ultra Proxy Solicitation Material, true and complete in all material respects and contains no Misrepresentations; and

     (z) the board of directors of PPL has (A) determined unanimously that as of the date hereof that the Arrangement is fair to the holders of Pendaries Common Shares and is in the best interests of PPL; and (B) determined as of the date hereof to unanimously recommend that the holders of Pendaries Common Shares vote in favour of the Arrangement.

   4.1.1 PPL makes no representations or warranties to UPC in addition to those expressly enumerated in subsection 4.1. Except and to the extent provided in subsection 4.1, PPL does not warrant title to the Pendaries Assets or make representations or warranties with respect to: (i) the quantity, quality or recoverability of petroleum substances respecting the Pendaries Assets; (ii) any estimates of the value of the Pendaries Assets or the revenues applicable to future production from the Pendaries Assets; (iii) any engineering, geological or other interpretations or economic evaluations respecting the Pendaries Assets; (iv) the rates of production of petroleum substances from the Pendaries Assets; (v) the quality, condition or serviceability of the Pendaries Assets; or (vi) the suitability of their use for any purpose. Without restricting the generality of the foregoing, but subject always to the provisions herein, UPC acknowledges that it has made its own independent investigation, analysis, evaluation and inspection of the interests of PPL in the Pendaries Assets and the state and condition thereof and that it has relied solely on such investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Pendaries Assets.

   4.1.2 Except with respect to the representations and warranties in subsection 4.1 or in the event of fraud, UPC forever releases and discharges PPL and its directors, officers, servants, agents and employees from any claims and all liability to UPC or UPC's assigns and successors, as a result of the use or reliance upon advice, information or materials pertaining to the Pendaries Assets which was delivered or made available to UPC by Pendaries or its directors, officers, servants, agents or employees prior to or pursuant to this Agreement, including, without limitation, any evaluations, projections, reports and interpretive or non-factual materials prepared by or for Pendaries, or otherwise in Pendaries' possession.

   4.2 UPC represents and warrants to PPL that:

     (a) each of UPC and the Ultra Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it and is duly qualified to carry on business in each jurisdiction in which the nature of its business or property or assets owned or leased by it makes such qualification necessary;

     (b) UPC has all requisite power and authority to enter into this Agreement and all documents to be delivered pursuant hereto and, subject to the terms hereof, to perform its obligations hereunder and thereunder;

     (c) the execution and delivery of this Agreement and all documents to be delivered pursuant hereto, the performance of the terms hereof and thereof and the consummation of the transactions contemplated herein and therein do not and will not subject to fulfillment of the conditions hereof:

       (i) result in the breach of or violate any term or provision of the articles, by-laws or governing documents of UPC or any of the Ultra Subsidiaries; or

       (ii) conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement, instrument, licence, permit or authority to which UPC or any of the Ultra Subsidiaries is a party or by which any of them is bound or to which their property is subject; or

       (iii) result in the creation of any material Encumbrance upon the Ultra Assets other than Ultra Permitted Encumbrances; or

       (iv) give to any person any material interest or right, including right of purchase, termination, cancellation or acceleration under any such agreement, instrument, license, permit or authority;

       (v) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to any of UPC, the Ultra Subsidiaries, the Ultra Common Shares or the Ultra Assets; or

       (vi) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any parties to the Title Documents relating to the Ultra Assets, except (A) pursuant to Canadian Securities Laws and U.S. Securities Laws, (B) the Interim Order and the Final Order, (C) the approval of the TSE, (D) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect on Pendaries or prevent, materially hinder, or materially make more burdensome the consummation of the transactions contemplated by this Agreement, or (E) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states.

     (d) this Agreement has been duly authorized, executed and delivered by UPC and this Agreement does constitute valid, legal and binding obligations of UPC enforceable in accordance with its terms; the execution and delivery of this Agreement by UPC and the performance by UPC of the transactions contemplated by this Agreement have been duly authorized by its Board of Directors and, subject to receipt of Ultra Shareholder Approval, no other corporate proceedings on its part are necessary to authorize this Agreement or the transactions contemplated hereby;

     (e) UPC has not taken any action, directly or indirectly, with the intention of adversely affecting the approval of the Arrangement or the completion of the transactions contemplated hereby;

     (f) other than as disclosed in writing to PPL at or prior to the date hereof or as disclosed in the Ultra Financial Statements, there are no actions, claims, suits, other legal, administrative or arbitration proceedings or government investigations commenced, or to the knowledge of UPC contemplated, at law or in equity or before or by any court or other Governmental Authority and which involve or affect UPC, including, without limitation, the title to, or ownership of, the Ultra Assets, and none of UPC or any of the Ultra Subsidiaries is subject to any outstanding order, writ, injunction or decree having, or which could reasonably be foreseen to have, a Material Adverse Effect on Ultra;

     (g) the authorized share capital of UPC consists of an unlimited number of Ultra Common Shares, of which 56,944,762 Ultra Common Shares are issued and outstanding as of the date hereof and all such issued and outstanding Ultra Common Shares are fully paid and non-assessable as of the date hereof;

     (h) the Ultra Disclosure Statement sets forth the name, the number of shares of authorized capital stock and the number of issued and outstanding shares of capital stock of each direct or indirect Subsidiary of UPC. Except as set forth in the Ultra Disclosure Statement, all of the outstanding shares of capital stock of each such Subsidiary are owned, directly or indirectly, by UPC, beneficially and of record. Except as disclosed in the Ultra Disclosure Schedule, all of such shares of capital stock of the Ultra Subsidiaries are owned free and clear of any Encumbrances, and are not subject to any agreements or understandings among any persons with respect to the voting or transfer of such shares. There are no outstanding subscriptions, options, convertible securities, warrants or claims of any kind issued or granted by or binding on Ultra to purchase or otherwise acquire any security of or equity interest in any of such Ultra Subsidiaries. All of the outstanding shares of capital stock of each Ultra Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and none has been issued in violation of the preemptive rights of any stockholder;

     (i) as of the date hereof, UPC has no agreements of any nature to acquire any Subsidiary other than the Ultra Subsidiaries, or to acquire or lease any other business operations out of the ordinary course and is not a party to or bound by any agreement of guarantee, indemnification, assumption endorsement or similar commitment in respect of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation other than pursuant to agreements which are standard or customary in the oil and gas industry;

     (j) the Ultra Common Shares to be issued pursuant to the Arrangement will, upon issuance, be duly and validly issued as fully paid and non-assessable shares of UPC;

     (k) other than the Ultra Options and rights to acquire Ultra Common Shares which may be granted after the date hereof pursuant to the 2000 Share Incentive Plan of UPC, no person has any agreement, option, right or privilege (including, without limitation, whether by law, preemptive right, contract or otherwise) to purchase, subscribe for, convert into, exchange for or otherwise require the issuance of any of the unissued shares of UPC or any of the Ultra Subsidiaries;

     (l) since December 31, 1999:

       (i) except as disclosed to PPL, UPC has not amended its articles, by-laws or other governing documents, and there are no resolutions, special resolutions or other proceedings pending for any amendment except as may be desirable in respect of the transactions contemplated by this Agreement;

       (ii) except as disclosed to PPL, UPC has not declared, paid or set aside for payment any dividends whether by cash, shares or otherwise or made, authorized or proposed other distributions of any kind, and no repayments of capital have been made by UPC (other than repayment of indebtedness at or below the amount at which such indebtedness is shown on the Ultra Financial Statements) since December 31, 1999, nor reduced its stated capital in any manner or purchased, acquired, cancelled or redeemed or agreed to purchase, acquire, cancel or redeem any of its outstanding shares;

     (m) since December 31, 1999, other than as has been publicly disclosed by UPC or set out in the Ultra Disclosure Statement, Ultra has:

       (i) conducted its business in all material respects in the ordinary course;

       (ii) not suffered any Material Adverse Change; and

       (iii) not made any change in its accounting principles and practices as theretofore applied including, without limitation, the basis upon which its assets and liabilities are recorded on its books and its earnings and profits and losses are ascertained;

     (n) the Ultra Financial Statements have been prepared in accordance with generally accepted accounting principles applicable in Canada applied on a basis consistent with that of prior periods (except as stated therein) and present fairly the financial position of UPC as of the date provided therein and the results of its operations and the changes in financial position for the periods then ended and in all material respects all accounts receivable included in the Ultra Financial Statements, except to the extent collected since the date thereof; are bona fide, collectible and not subject to set-off or counterclaim;

     (o) Ultra has duly and timely filed, in proper form, correct and complete Tax Returns in respect of Taxes under all applicable federal, provincial, state or local Tax legislation of Canada or any foreign country having jurisdiction over Ultra, for all prior periods in respect of which such filings have heretofore been required, and all Taxes shown thereon and all Taxes owing with respect to the current period and any previous period have been paid or accrued on the books of Ultra and there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Return for any period, and all payments by Ultra to any non-resident of Canada have been made in accordance with all applicable legislation in respect of withholding tax; Ultra is not aware of any contingent Tax liabilities or any grounds for reassessment; there are no assessments or reassessments respecting Ultra pursuant to which there are amounts owing or discussions in respect thereof with any taxing authority other than as disclosed in writing to UPC at or prior to the date hereof; Ultra has not acquired property from, or disposed of property to, any Person with whom it does not deal at arm's length (as that term is construed under the Income Tax Act) for proceeds less than the fair market value thereof; Ultra has no outstanding loans or indebtedness incurred by directors, former directors, officers, shareholders and/or employees or by any Person not dealing at arm's length (as that term is construed under the Income Tax Act) with any of the foregoing; there are no circumstances existing which could result in the application of section 78, section 79, or sections 80 to 80.04 of the Income Tax Act or any equivalent provincial provision, to Ultra; Ultra has not claimed nor will claim any reserve under any provision of the Income Tax Act or any equivalent provincial provision, if any such amount could be included in the income of Ultra for any period ending after the date hereof; Ultra has withheld from each payment made to any of its officers, directors, former directors, former employees and employees the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax or other authority within the time required under any applicable Tax legislation; Ultra has remitted to the appropriate tax authority when required by law to do so all amounts collected by it on account of the GST; and Ultra is a "taxable Canadian Corporation" for the purposes of the Income Tax Act;

     (p) all filings made by Ultra under which it has received or is entitled to government incentives, have been made in accordance, in all material respects, with all applicable legislation and contain no misrepresentations of material fact or omit to state any material fact which could cause any amount previously paid to Ultra or previously accrued on the accounts of Ultra to be recovered or disallowed;

     (q) UPC does not make any representations or warranties, express or implied, as to Ultra's title to the Ultra Assets, but does represent and warrant that:

       (i) the Ultra Assets are free and clear of Encumbrances created by, through or under Ultra, excepting only the Ultra Permitted
    Encumbrances;

       (ii) the leases, rights-of-ways, surface agreements, easements, servitudes, permits, licenses and other contracts necessary or appropriate to operate the Ultra Assets (in this subsection the "Ultra Leases") are, to the best of UPC's knowledge, currently being operated, or anticipated to be operated, in full compliance with all applicable laws, rules, regulations and orders of all federal, state and local governmental bodies, authorities and agencies and in conformity in all material respects for the provisions of the leases; and

       (iii) the Ultra Leases are in force and effect, except for such failures as would not, individually or in the aggregate, have a Material Adverse Effect on the value or operation of the Ultra Assets, taken as a whole;

       (iv) Ultra is not in default, nor has Ultra been informed of any alleged default or received any notice of default, affecting or capable of affecting the Ultra Assets, or any of them, in an adverse manner;

       (v) except as disclosed or reflected in the Ultra Reports, Ultra's interests in the Ultra Assets are not subject to reduction by rights of conversion or other alteration or election in favor of a third party, created by, through or under Ultra;

       (vi) all rentals, royalties, taxes and other payments due under each of the Ultra Leases have been timely and fully paid, except for such amounts that are being held in suspense as a result of title issues and that do not provide any third party with a right to cancel such Ultra Leases and such amounts as would not, individually or in aggregate, have a Material Adverse Effect on Ultra; and

       (vii) the estimates of Ultra's oil and gas reserves set out in the Ultra Reports were prepared in accordance with standard geological and engineering methods generally accepted in the oil and gas industry. The working interest, net revenue interest and historical factual information supplied by Ultra to NSA in connection with the preparation of the Ultra Reports did not contain a Misrepresentation. The oil and gas prices utilized in the Ultra Reports are not intended to be representative of historical or prevailing prices existing as of the effective date or actual date of the Ultra Reports;

     (r) other than as disclosed in writing to PPL at or prior to the date hereof, to the best of the knowledge of Ultra, Ultra is not in material violation of any applicable Environmental Laws and, for greater certainty and without limiting the generality of the foregoing, but subject to the foregoing qualifications:

       (i) Ultra has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants in strict compliance with all Environmental Laws;

       (ii) there have been no unrectified spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes on any of the real property owned or leased by Ultra or under its respective control, nor to the best of UPC's knowledge has any such real property been used at any time by any person as a landfill or waste disposal site;

       (iii) there have been no releases, deposits or discharges, in violation of Environmental Laws, of any hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems by Ultra;

       (iv) no orders, directions or notices have been issued and remain outstanding pursuant to any Environmental Laws relating to the business or assets of Ultra;

       (v) Ultra has not failed to report to the proper Governmental Authority the occurrence of any event which is required to be so reported by any Environmental Laws; and

       (vi) Ultra holds all licences, permits and approvals required under any Environmental Laws in connection with the operation of its business and the ownership and use of its assets, all such licences, permits and approvals are in full force and effect, and Ultra has not received any notification pursuant to any Environmental Laws that any work, repairs, construction or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any licence, permit or approval issued pursuant thereto, or that any licence, permit or approval referred to above is about to be reviewed, made subject to limitation or conditions, revoked, withdrawn or terminated;

     (s) Ultra has made available to NSA, prior to the issuance of the Ultra Reports, all information material to an adequate determination of its oil and gas reserves and non-reserve lands, none of such information contained a Misrepresentation and UPC has no knowledge of any material adverse change to the oil and gas reserves or non-reserve lands of Ultra since the effective date of the Ultra Reports; and

     (t) UPC is current with respect to all filings required by the TSE, and the Ultra Common Shares which are issued and outstanding as of the date hereof are listed and posted for trading on the TSE and are not subject to any cease trading or trading suspension order;

     (u) UPC has furnished PPL with a true and complete copy of each report (including exhibits) filed by UPC with the Ontario Securities Commission since June 30, 1998 (the "Ultra OSC Documents"), which are all the documents (other than preliminary material) that UPC was required to file with the Ontario Securities Commission since such date, except where the failure to file any such documents would not cause UPC to be in material noncompliance with Ontario Securities Laws. As of their respective dates,
  (i) the Ultra OSC Documents complied in all material respects with the requirements of the Ontario Securities Laws applicable to such Ultra OSC Documents and (ii) none of the Ultra OSC Documents contained any Misrepresentation. Except to the extent information contained in any Ultra OSC Document has been revised or superseded by a later-filed Ultra OSC Document, none of the Ultra OSC Documents currently contains any Misrepresentation;

     (v) as of the respective dates of the Ultra OSC Documents, (i) the financial statements of UPC included in the Ultra OSC Documents complied as to form in all material respects with applicable accounting requirements and the published results and regulations of the Ontario Securities Commission with respect thereto, (ii) were prepared in all material respects in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (except as noted therein or as may be permitted by the rules of the Ontario Securities Commission) and (iii) fairly presented in all material respects the consolidated financial position of UPC and the Ultra Subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, none of which are or were material);

     (w) UPC is and has for at least the previous 12 months been, a "reporting issuer" in the Provinces of British Columbia and Ontario, and has not been notified of any default of any requirement of any applicable securities legislation, regulations, orders, notices or policies;

     (x) the Ultra Proxy Solicitation Material will be distributed in accordance with and will comply as to form in all material respects with Ontario Securities Laws. None of the information relating to UPC and the Ultra Subsidiaries included in the Ultra Proxy Solicitation Material shall, at the time the Ultra Proxy Solicitation Material is mailed or at the time of the Ultra Meeting, contain any Misrepresentation, except that no representation is being made by UPC with respect to information supplied or approved in writing by PPL or any affiliate of PPL specifically for inclusion in the Ultra Proxy Solicitation Material;

     (y) all information furnished by UPC for inclusion in the Pendaries Proxy Statement is or will be, as of the earlier of the date it purports to be given at and the date of the Pendaries Proxy Statement, true and complete in all material respects and contains no Misrepresentations;

     (z) the board of directors of UPC determined as of October 6, 2000, which determination has not been withdrawn, amended or modified up to the date hereof, to unanimously recommend that the holders of Pendaries Common Shares vote in favour of the Arrangement.

   4.2.1 UPC makes no representations or warranties to PPL in addition to those expressly enumerated in subsection 4.2. Except and to the extent provided in subsection 4.2, UPC does not warrant title to the Ultra Assets or make representations or warranties with respect to: (i) the quantity, quality or recoverability of petroleum substances respecting the Ultra Assets; (ii) any estimates of the value of the Ultra Assets or the revenues applicable to future production from the Ultra Assets; (iii) any engineering, geological or other interpretations or economic evaluations respecting the Ultra Assets; (iv) the rates of production of petroleum substances from the Ultra Assets; (v) the quality, condition or serviceability of the Ultra Assets; or (vi) the suitability of their use for any purpose. Without restricting the generality of the foregoing, but subject always to the provisions herein, PPL acknowledges that it has made its own independent investigation, analysis, evaluation and inspection of the interests of UPC in the Ultra Assets and the state and condition thereof and that it has relied solely on such investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Ultra Assets.

   4.2.2 Except with respect to the representations and warranties in subsection 4.2 or in the event of fraud, PPL forever releases and discharges UPC and the Ultra Subsidiaries and their directors, officers, servants, agents and employees from any claims and all liability to PPL or PPL's assigns and successors, as a result of the use or reliance upon advice, information or materials pertaining to the Ultra Assets which was delivered or made available to PPL by Ultra or their directors, officers, servants, agents or employees prior to or pursuant to this Agreement, including, without limitation, any evaluations, projections, reports and interpretive or non-factual materials prepared by or for UPC, or otherwise in UPC's possession.

                                   ARTICLE 5

                                   Covenants

   5.1 PPL covenants and agrees that, until the transactions contemplated herein have closed or this Agreement has been terminated, whichever is the earlier, PPL and each of the Pendaries Subsidiaries:

     (a) will conduct its operations according to its ordinary and usual course of business and consistent with past practices, and will use its reasonable commercial efforts to fulfil the conditions set forth herein to the extent the fulfillment of the same is within the control of PPL and/or the Pendaries Subsidiaries;

     (b) will not without the prior written consent of UPC:

       (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Pendaries Disclosure Statement, or pursuant to cash calls made on Pendaries pursuant to the Sino-American Property Agreements;

       (ii) sell, transfer or otherwise dispose of or create any Encumbrance on, or allow the sale, transfer or other disposition of or creation of any Encumbrance on any of the Pendaries Assets other than chattel property or other non-real property that is replaced by equivalent property or consumed in the operation of the Pendaries Assets and other than any Encumbrances arising in the ordinary course of business as a result of operations under agreements affecting the Pendaries Assets;

       (iii) grant any option, warrant, right or subscription privilege or enter into any agreement to grant any such option, warrant, right or subscription privilege to purchase or otherwise acquire any securities of PPL or issue any securities of PPL except pursuant to the exercise of Pendaries Options; or

       (iv) directly or indirectly, through officers, directors, employees, representatives, advisors, agents or otherwise, take any action to continue, solicit, initiate or encourage any Competing Transaction, and will notify UPC forthwith immediately if any inquiries or proposals with respect to a possible Competing Transaction are received by PPL, and shall provide details of any such inquiries or proposals as such information becomes available to PPL; provided, however, that in the event that PPL receives an unsolicited inquiry or proposal with respect to a possible Competing Transaction, the directors and officers of PPL shall be entitled to take such actions which PPL's Board of Directors, based upon the advice of PPL's counsel, determine in good faith to be required in order for such directors and officers to fulfil their fiduciary obligations to PPL, provided that prior to furnishing any information or engaging in any negotiations with the third party initiating such inquiry or proposal, PPL shall have provided written notice to UPC to the effect that it is doing so;

     (c) will maintain insurance on and in respect of all the Pendaries Assets in like kind to, and in an amount not less than the amount of, insurance in respect of the Pendaries Assets in effect on the date hereof;

     (d) will make available and cause to be made available to UPC, its agents and advisors, as soon as possible, all documents and agreements (including without limitation, any correspondence between Pendaries and or any governmental body and its minute book) in any way relating to or affecting the Pendaries Assets or the financial status of Pendaries and such other documents or agreements as may be necessary to enable Ultra to effect a thorough investigation of Pendaries, its business, properties and financial status, except where Pendaries is contractually precluded from making such document or agreement available, and Pendaries shall cooperate with Ultra in securing access for Ultra to any such documentation not in the possession or under the control of Pendaries;

     (e) will not enter into any transaction not in the ordinary course of business or pay any dividends or make any other distribution to its shareholders or repay, other than in the ordinary course of business, any outstanding indebtedness;

     (f) will not disclose to any person, other than officers, directors, key employees and professional advisors of PPL any confidential information relating to Ultra except information disclosed in the Pendaries Proxy Statement, required to be disclosed by law or otherwise known to the public or PPL;

     (g) will provide to UPC, in a timely and expeditious manner, all information as may be reasonably requested by UPC or is required by applicable law, with respect to PPL for inclusion in the Ultra Proxy Solicitation Material or any amendments or supplements to the Ultra Proxy Solicitation Material so that UPC can comply in all material respects with all applicable legal and reporting requirements on the date of issue thereof;

     (h) will:

       (i) forthwith carry out the terms of the Interim Order and the Final Order provided that nothing shall require PPL to consent to any modification of this Agreement, the Arrangement or PPL's obligations thereunder or hereunder,

       (ii) convene the Pendaries Meeting as ordered by the Interim Order;

       (iii) provide notice to UPC of the Pendaries Meeting and allow UPC representatives to attend the Pendaries Meeting unless such attendance is prohibited by rules governing such Pendaries Meeting; and

       (iv) conduct the Pendaries Meeting in accordance with the Interim Order, the bylaws of PPL and any instrument governing such meeting, as applicable, and as otherwise required by law;

     (i) will prepare (in consultation with UPC), file and distribute to the holders of Pendaries Common Shares in a timely and expeditious manner, the Pendaries Proxy Statement and any amendments or supplements to the Pendaries Proxy Statement as required by the Interim Order or by applicable law or regulation of regulatory authorities, in all jurisdictions where the same is required complying in all material respects with all applicable legal and reporting requirements on the date of issue thereof;

     (j) subject to the applicable fiduciary obligations to shareholders of PPL as advised by counsel, the Board of Directors of PPL shall not withdraw, modify or change in a manner adverse to UPC its recommendation that the holders of Pendaries Common Shares vote to approve the Arrangement and this Agreement, and shall use its reasonable efforts to solicit from holders of Pendaries Common Shares proxies in favour of the Arrangement;

     (k) will, subject to obtaining such approvals as are required by the Interim Order and the terms and conditions hereof, forthwith prepare, file, proceed with and diligently pursue an application for the Final Order;

     (l) subject to the terms and conditions hereof, will file Articles of Arrangement, and the Final Order with the Director, in order for the Arrangement to become effective;

     (m) will make other necessary filings and applications under applicable U.S. and Canadian, federal and provincial and laws and regulations (including without limitation U.S. Securities Laws) required on the part of PPL in connection with the transactions contemplated herein and take all reasonable action necessary to be in compliance with such laws and regulations;

     (n) will use its reasonable efforts to diligently pursue and obtain all consents, approvals and authorizations (including without limitation all regulatory and third party approvals and consents) required or necessary in connection with the transactions contemplated herein;

     (o) will not issue, authorize or propose the issuance of, or purchase or propose the purchase of, any shares of its capital stock of any class or securities convertible into, rights, warrants or options to acquire, any such shares or other exchangeable or convertible securities, other than pursuant to the exercise of the Pendaries Options or as otherwise disclosed to UPC;

     (p) will not authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination (other than the Arrangement), any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business, other than pursuant to commitments existing on the date hereof and set out in the Pendaries Disclosure Statement, or commitments entered into after the date hereof with the written consent of UPC;

     (q) except as contemplated in the term sheet attached to the Letter of Intent, will not guarantee the payment of indebtedness or incur indebtedness for money borrowed or issue any debt securities;

     (r) will not subdivide the Pendaries Common Shares or issue any rights, options, warrants, shares or Pendaries Common Shares to all or substantially all holders of Pendaries Shares or make any change in its share capital or make any similar distribution that would materially and adversely affect the value of the Pendaries Common Shares or the ability of UPC to acquire all of the issued and outstanding Pendaries Common Shares on the terms contemplated by the Arrangement;

     (s) will not purchase or otherwise acquire, or propose to purchase or otherwise acquire, any securities of any third party issuer;

     (t) will not propose or adopt any amendments to its charter or by-laws;

     (u) will not enter into, assign or terminate, or amend in any material respect, any Title Document; and

     (v) will not waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any of the Pendaries Assets;

     (w) will mail on or before October 16, 2000, notice of the proposed Arrangement in form and substance satisfactory to PPL and UPC to the China National Offshore Oil Corporation, a company organized and existing under the laws of the People's Republic of China, Kerr-McGee China Petroleum Ltd., a company incorporated in the Bahamas, and Newfield Exploration Company;

     (x) if the Ultra Common Shares are not approved for listing on AMEX, PPL will comply in all respects with Rule 13e-3 of the Exchange Act;

     (y) will promptly advise UPC orally and, if then requested, in writing:

       (i) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of PPL contained in this Agreement (except any such representation or warranty which speaks solely as of a date prior to the occurrence of such event), if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect;

       (ii) of any Material Adverse Change in respect of Pendaries; and

       (iii) of any material breach by PPL of any covenant or agreement contained in this Agreement.

   5.2 UPC covenants and agrees that, until the transactions contemplated herein have closed or this Agreement has been terminated, whichever is the earlier, UPC and each of the Ultra Subsidiaries:

     (a) will conduct its operations according to its ordinary and usual course of business and consistent with past practices, and will use its reasonable commercial efforts to fulfil the conditions set forth herein to the extent the fulfillment of the same is within the control of UPC and/or the Ultra Subsidiaries;

     (b) will maintain insurance on and in respect of all the Ultra Assets in like kind to, and in an amount not less than the amount of, insurance in respect of the Ultra Assets in effect on the date hereof,

     (c) will make available and cause to be made available to PPL, its agents and advisors, as soon as possible, all documents and agreements (including, without limitation, any correspondence between Ultra and any governmental body and its minute books) in any way relating to or affecting the Ultra Assets or the financial status of Ultra and such other documents or agreements as may be necessary to enable PPL to effect a thorough investigation of Ultra, its business, properties and financial status, except where Ultra is contractually precluded from making such document or agreement available, and Ultra shall cooperate with PPL in securing access for PPL to any such documentation not in the possession or under the control of Ultra;

     (d) will not disclose to any person, other than officers, directors, key employees and professional advisors of UPC any confidential information relating to Pendaries except information disclosed in the Pendaries Proxy Statement, required to be disclosed by law or otherwise known to the public or UPC;

     (e) will make application to obtain all necessary approvals and make all filings required with the securities commissions or similar authorities in all jurisdictions of Canada in which registered holders of

  Pendaries Common Shares are resident as shown on the books of PPL to validly authorize and enable the distribution by Ultra pursuant to exemptions from the prospectus and registration requirements of applicable Canadian Securities Laws of the Ultra Common Shares to be issued pursuant to the Arrangement, and, without limiting the generality of the foregoing, will make application for, and diligently pursue, such discretionary orders of Canadian securities regulators as may be necessary to enable Ultra Counsel to provide the opinion contemplated by subsection 7.1(c)(iv) hereof;

     (f) prepare jointly with PPL the Pendaries Proxy Statement and provide to PPL, in a timely and expeditious manner, all information as may be reasonably requested by PPL or is required by the Interim Order or applicable law, with respect to UPC for inclusion in the Pendaries Proxy Statement or any amendments or supplements to the Pendaries Proxy Statement so that PPL can comply in all material respects with all applicable legal and reporting requirements on the date of issue thereof;

     (g) will forthwith carry out the terms of the Interim Order and the Final Order provided that nothing shall require Ultra to consent to any modification of this Agreement, the Arrangement or UPC's obligations hereunder or thereunder;

     (h) will:

       (i) convene the Ultra Meeting on or before December 15, 2000;

       (ii) provide notice to PPL of the Ultra Meeting and allow PPL representatives to attend the Ultra Meeting unless such attendance is prohibited by rules governing such Ultra Meeting; and

       (iii) conduct the Ultra Meeting in accordance with the by-laws of UPC and any instrument governing such meeting, as applicable, and as otherwise required by law;

     (i) will prepare (in consultation with PPL), file and distribute to the holders of Ultra Common Shares in a timely and expeditious manner, the Ultra Proxy Solicitation Material and any amendments or supplements to the Ultra Proxy Solicitation Material as required by applicable law or regulation of regulatory authorities, in all jurisdictions where the same is required complying in all material respects with all applicable legal and reporting requirements on the date of issue thereof;

     (j) subject to the applicable fiduciary obligations to shareholders of UPC as advised by counsel, the Board of Directors of UPC shall not withdraw, modify or change in a manner adverse to PPL its recommendation that the holders of Ultra Common Shares vote to approve the Arrangement and this Agreement, and shall use its reasonable efforts to solicit from holders of Ultra Common Shares proxies in favour of the Arrangement;

     (k) will make all other necessary filings and applications under applicable federal and provincial laws and regulations required on the part of Ultra in connection with the transactions contemplated herein and take all reasonable action necessary to be in compliance with such laws and regulations;

     (l) on the Effective Date, issue Ultra Common Shares to those persons entitled thereto pursuant to the Arrangement in accordance with their entitlement under the Arrangement;

     (m) will use its reasonable efforts to diligently pursue and obtain all consents, approvals and authorizations (including without limitation all regulatory and third party approvals and consents) required or necessary in connection with the transactions contemplated herein;

     (n) except in the ordinary course of business, or except as contemplated by the term sheet attached to the Letter of Intent, will not guarantee the payment of indebtedness or incur indebtedness for money borrowed or issue any debt securities;

     (o) will take all necessary corporate action to issue the Ultra Common Shares to be issued in connection with the Arrangement and shall issue such Ultra Common Shares on the basis contemplated herein and shall apply for and diligently pursue the listing of such Ultra Common Shares on the TSE;

     (p) will not subdivide the Ultra Common Shares or issue any rights, options, warrants, shares or Ultra Common Shares to all or substantially all holders of Ultra Shares or make any change in its share capital or make any similar distribution that would materially and adversely affect the value of the Ultra Common Shares to be issued to PPL's Shareholders in connection with the Arrangement;

     (q) will not reorganize, amalgamate or merge UPC with any other person, nor acquire by amalgamating, merging or consolidating with, purchasing a majority of the voting securities or substantially all of the assets of or otherwise, any business or person which acquisition or other transaction would reasonably be expected to prevent or materially delay the transactions contemplated hereby beyond the Expiry Date;

     (r) will use reasonable commercial efforts to cause the Ultra Common Shares, including the Ultra Common Shares issuable pursuant to the Arrangement, to be listed on AMEX;

     (s) will maintain and continue all rights to indemnification or exculpation now existing in favour of the directors or officers of PPL or any Subsidiary as provided in its articles or by-laws thereof full force and effect for a period of not less than six years from the Effective Time; and

     (t) will maintain in effect, for not less than six years from the Effective Time, coverage substantially equivalent to that in effect under the current policies of the directors' and officers' liability insurance maintained in effect by Pendaries (provided that the coverage limit need not be greater than US$10,000,000) which is no less advantageous, and with no gaps or lapses in coverages with respect to matters occurring prior to the Effective Time;

     (u) subject to their applicable fiduciary obligations, the Board of Directors of UPC will convene a directors' meeting on or before November 10, 2000 for the purpose of considering adding to the matters to be dealt with at the Ultra Meeting an increase in the number of directors of UPC and the election of additional directors to fill the vacancies created by such increase; and

     (v) will promptly advise PPL orally and, if then requested, in writing:

       (i) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of UPC contained in this Agreement (except any such representation or warranty which speaks solely as of a date prior to the occurrence of such event), if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect;

       (ii) of any Material Adverse Change in respect of Ultra; and

       (iii) of any material breach by UPC of any covenant or agreement contained in this Agreement.

                                   ARTICLE 6

                                  Employment

   6.1 Prior to the Effective Date, UPC shall use its reasonable best efforts to enter into employment agreements with each of Bobby J. Fogle, Urich Ho, Philip R. Henry, Michael D. Watford and Fox Benton III, and consulting agreements with each of Robert E. Rigney and Fred Tietz, which employment agreements and consulting agreements shall be conditional upon completion of the Arrangement and shall be effective as of the Effective Date. The employment agreements shall provide for the employment of each such individual at a salary which is not less than the salary currently being paid to such individual by Ultra or Pendaries, as the case may be. The consulting agreement with Robert E. Rigney shall provide for Mr. Rigney to devote 50% of his time to the affairs of Ultra and its Subsidiaries (which for greater certainty shall then include Pendaries). The employment agreement with Bobby J. Fogle shall provide for Mr. Fogle to devote 75% of his time to the affairs of Ultra and its Subsidiaries (which for greater certainty shall then include Pendaries). The consulting agreement with Fred Tietz shall provide for Mr. Tietz to be engaged as a consultant to Ultra and its Subsidiaries at a consulting fee which is not less than the consulting fee currently being paid to Mr. Tietz by Pendaries.

   6.2 Subject to the fiduciary obligations of the Board of Directors of UPC to act in the best interests of UPC and its shareholders, at the next annual or special meeting of shareholders of UPC following the Effective

Date management of UPC shall recommend that the number of directors of UPC be increased by at least one director and shall nominate one person designated by Robert E. Rigney, who is a director of PPL on the date hereof, for election as a director of UPC.

                                   ARTICLE 7

                               Closing Conditions

   7.1 The obligation of PPL to complete the transactions contemplated herein is subject to the fulfillment of the following conditions precedent on or before the Effective Date or such other time as is specified below:

     (a) all representations and warranties of UPC under this Agreement shall have been true and correct on the date hereof;

     (b) the representations and warranties of UPC shall be true and correct in all material respects (except where already qualified as to materiality or the absence of Material Adverse Effect) as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, or except as affected by transactions contemplated or permitted by this Agreement), and PPL shall have received a certificate of UPC addressed to PPL and dated the Effective Date, signed on behalf of UPC by two senior executive officers of UPC (on UPC's behalf and without personal liability) confirming the same as of the Effective Date;

     (c) UPC shall have provided PPL with opinions of Ultra Counsel reasonably satisfactory to PPL dated the Effective Date (or such other date as UPC and PPL may agree) and addressed to PPL and Pendaries Counsel to the effect that:

       (i) UPC and each Subsidiary is duly incorporated, organized and validly existing under the law of the jurisdiction of its incorporation, and is duly qualified to carry on business in such jurisdictions in which the nature of its business or the property or assets owned or leased by it makes such qualification necessary and UPC has full power and authority to enter into this Agreement and perform its obligations hereunder,

       (ii) all necessary proceedings, corporate, regulatory or otherwise, of UPC have been taken to fully, validly and effectively authorize this Agreement, the Arrangement, the performance by UPC of its obligations hereunder, and the execution and delivery by UPC of this Agreement,

       (iii) this Agreement has been duly executed and delivered by UPC;

       (iv) the execution and delivery of this Agreement by UPC, the performance of the terms hereof by UPC and the consummation of the transactions contemplated herein do not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (A) pursuant to Canadian Securities Laws and U.S. Securities Laws, (B) the Interim Order and the Final Order, (C) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect on Ultra or prevent, materially hinder, or materially make more burdensome the consummation of the transactions contemplated by this Agreement, (D) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states, or (E) such consents, approvals, authorizations, permits, filings or notifications that have been previously made;

       (v) the first trade by any person, other than a control person distribution, of Ultra Common Shares issued pursuant to the Arrangement will not be subject to the prospectus requirements of, or any hold period under, applicable Canadian Securities Laws;

       (vi) the Ultra Common Shares issued pursuant to the Arrangement are duly and validly issued as fully paid and non-assessable Ultra Common Shares and such Ultra Common Shares have been conditionally approved for listing on the TSE subject to satisfaction of the conditions prescribed by the TSE;

       (vii) the limited offer and sale of Ultra Common Shares in accordance with the provisions of the Arrangement Agreement and the Plan of Arrangement does not require registration under the U.S. Securities Act of 1933 and, subject to certain exceptions and qualifications to be specifically set out in the opinion letter of Ultra Counsel, upon issuance, such shares will be freely tradeable under such law by the holders thereof.

  in giving such opinion, Ultra Counsel may rely, in respect of matters governed by the laws of any jurisdiction other than the Yukon Territory or the laws of Canada applicable therein, upon the opinion of local counsel in such jurisdiction provided that Ultra Counsel is of the opinion that the opinion of such local counsel is one upon which Ultra Counsel may properly rely; and, in respect of matters of fact, upon certificates of UPC or any other appropriate persons;

     (d) UPC shall have complied with its covenants herein in all material respects and shall have provided to PPL a certificate of UPC certifying that UPC has complied with its covenants herein in all material respects and Pendaries shall have no knowledge to the contrary;

     (e) between the date hereof and the Effective Date, there shall have been no Material Adverse Change in respect of Ultra;

     (f) on the Effective Date, the number of directors of UPC shall be increased from three to four, and an individual designated by PPL shall be appointed as a director to fill the vacancy created by such increase;

     (g) on the Effective Date, the Board of Directors of UPC shall have appointed the following officers:

            Chairman, CEO and
             President                Michael D. Watford
            Vice-President,
             Accounting               Bobby J. Fogle
            Vice-President, Finance   Fox Benton, III

   The foregoing conditions precedent are for the benefit of PPL and may be waived, in whole or in part, by PPL in writing at any time. If any of the said conditions precedent shall not be complied with or waived by PPL on or before the date required for the performance thereof, PPL may, in addition to the other remedies it may have at law or equity, rescind and terminate this Agreement by written notice to UPC; provided, however, that PPL may not rely on the failure to satisfy any of the foregoing conditions if the condition would have been satisfied but for a material default by PPL in complying with its obligations hereunder.

   7.2 The obligation of UPC to complete the transactions contemplated herein is subject to fulfillment of the following conditions precedent on or before the Effective Date or such other time as is specified below:

     (a) all representations and warranties of PPL under this Agreement shall have been true and correct on the date hereof;

     (b) the representations and warranties of PPL shall be true and correct in all material respects (except where already qualified as to materiality or the absence of Material Adverse Effect) as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, or except as affected by transactions contemplated or permitted by this Agreement), and UPC shall have received a certificate of PPL addressed to UPC and dated the Effective Date, signed on behalf of PPL by two senior executive officers of PPL (on PPL's behalf and without personal liability) confirming the same as of the Effective Date;

     (c) PPL shall have provided UPC with opinions of Pendaries Counsel reasonably satisfactory to UPC dated the Effective Date (or such other date as UPC and PPL may agree) and addressed to UPC and Ultra Counsel, to the effect that:

       (i) each of PPL and the Pendaries Subsidiaries is duly incorporated, organized and validly existing under the law of the jurisdiction of its incorporation, and is duly qualified to carry on business in such jurisdictions in which the nature of its business or the property or assets owned or leased by it makes such qualification necessary and PPL has full power and authority to enter into this Agreement and perform its obligations hereunder;

       (ii) all necessary proceedings, corporate, regulatory or otherwise, of PPL have been taken to fully, validly and effectively authorize this Agreement, the Arrangement, the performance by PPL of its obligations hereunder, and the execution and delivery by PPL of this Agreement; and

       (iii) this Agreement has been duly executed and delivered by PPL,

       (iv) the execution and delivery of this Agreement by PPL, the performance of the terms hereof by PPL and the consummation of the transactions contemplated herein do not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any parties to the Title Documents relating to the Pendaries Assets, except (A) pursuant to Canadian Securities Laws or U.S. Securities Laws, (B) the Interim Order and the Final Order, (C) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect on Pendaries or prevent, materially hinder, or materially make more burdensome the consummation of the transactions contemplated by this Agreement, (D) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states, or (E) such consents, approvals, authorizations, permits, filings or notifications that have been previously made; and

       (v) the Pendaries Proxy Statement complies as to form with Schedule 14A of the Exchange Act and, if applicable, contains all information required by Rule 13e-3 of the Exchange Act, and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

  in giving such opinion, Pendaries Counsel may rely, in respect of matters governed by the laws of any jurisdiction other than the Province of New Brunswick or the laws of Canada applicable therein, upon the opinion of local counsel in such jurisdiction provided that Pendaries Counsel is of the opinion that the opinion of such local counsel is one upon which Pendaries Counsel may properly rely; and, in respect of matters of fact, upon certificates of Pendaries or any other appropriate persons;

     (d) PPL shall have complied with its covenants herein in all material respects and shall have provided to UPC a certificate of PPL certifying that PPL has complied with its covenants herein in all material respects, and UPC shall have no knowledge to the contrary;

     (e) between the date hereof and the Effective Date there shall have been no Material Adverse Change in respect of Pendaries;

     (f) there shall have been no material breach by PPL or any of the Pendaries Subsidiaries of any of their respective covenants, representations or warranties contained in the Sino-American Loan Documents;

     (g) China National Offshore Oil Company shall not have asserted any rights with respect to or arising from the Arrangement, which rights, if upheld, could be expected to have a Material Adverse Effect on Pendaries or Ultra;

     (h) nothing shall have come to the attention of UPC that would cause UPC to be unable to rely on the exemption provided in section 3(a)(10) of the Exchange Act; and

     (i) the number of Ultra Common Shares to be issued by UPC in exchange for Pendaries Common Shares pursuant to the Arrangement shall not be greater than 15,000,000.

   The foregoing conditions precedent are for the benefit of UPC and may be waived, in whole or in part, by UPC in writing at any time. If any of the said conditions precedent shall not be complied with or waived by UPC on or before the date required for the performance thereof, UPC may, in addition to the other remedies it may have at law or equity, rescind and terminate this Agreement by written notice to PPL; provided, however, that UPC may not rely on the failure to satisfy any of the foregoing conditions if the condition would have been satisfied but for a material default by UPC in complying with its obligations hereunder.

   7.3 The obligations of UPC and PPL to complete the transactions contemplated herein are subject to fulfillment of the following conditions precedent on or before the Effective Date or such other time as is specified below:

     (a) a resolution shall have been passed at the Pendaries Meeting, duly approving the Arrangement in accordance with the Interim Order;

     (b) on or before the Expiry Date, the Final Order shall have been granted in form and substance satisfactory to UPC and PPL, acting reasonably, and such Final Order shall not have been set aside or modified, on appeal or otherwise, in a manner unacceptable to such parties, acting reasonably;

     (c) there shall be no action taken under any existing applicable law or regulation, nor any statute, rule, regulation or order which is, enacted, enforced, promulgated or issued by any court, department, commission, board, regulatory body, government or governmental authority or similar agency, domestic or foreign, that:

       (i) makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the Arrangement or any other transactions contemplated herein;

       (ii) results in a judgment or assessment of material damages directly or indirectly relating to the transactions contemplated herein;

       (iii) prohibits Ultra's or Pendaries' ownership or operation of all or any material portion of the business or assets of Ultra or Pendaries, respectively, or compels Ultra or Pendaries to dispose of or hold separately all or any portion of the business or assets of Ultra or Pendaries or the Ultra Common Shares or the Pendaries Common Shares; or

       (iv) imposes or confirms material limitations on the ability of UPC effectively to exercise and fulfill rights of ownership of the Pendaries Common Shares or the holders of Pendaries Common Shares to hold or receive Ultra Common Shares under the Arrangement or otherwise, including, without limitation, the right to vote any such securities;

     (d) Pendaries and Ultra shall have obtained all consents, approvals and authorizations (including without limitation all regulatory and third party approvals and consents) required or necessary in connection with the transactions contemplated herein, the failure of which to obtain would have a Material Adverse Effect on Pendaries or Ultra, as the case may be, on terms and conditions that will not have a Material Adverse Effect on Pendaries and/or Ultra;

     (e) holders of not more than 5% of number of Pendaries Common Shares outstanding as of the date hereof shall have exercised any rights of dissent granted under the Interim Order in relation to the Plan of Arrangement proposed at the Pendaries Meeting and PPL shall have provided to UPC a certificate of PPL certifying on the Effective Date the number of Pendaries Common Shares in respect of which the holders have exercised rights of dissent;

     (f) the TSE shall have accepted notice of the Arrangement and the transactions contemplated hereby and the Ultra Common Shares to be issued to holders of Pendaries Common Shares under this Agreement shall have been conditionally approved for listing on the TSE; and

     (g) the Pendaries Proxy Statement shall have included opinions of counsel to PPL with respect to the Canadian and U.S. tax consequence of the Arrangement, substantially in the form of the draft opinions provided by PPL to UPC prior to the execution hereof.

   The foregoing conditions are for the mutual benefit of UPC and PPL and may be waived, in whole or in part, by both UPC and PPL at any time. If any of the said conditions precedent shall not be complied with or waived as aforesaid on or before the date required for the performance thereof, UPC or PPL may rescind and terminate this Agreement by written notice to the other party; provided, however, that no party may not rely on the failure to satisfy any of the foregoing conditions if the condition would have been satisfied but for a material default by such party in complying with its obligations hereunder.

   7.4 Each of PPL and UPC shall give prompt notice to the other of the occurrence or failure to cure at any time from the date hereof to the Effective Date of any event or state of facts which occurrence or failure to cure would, or would be likely to (a) cause any of the representations or warranties of any party contained herein to be untrue or inaccurate in any material respect, or
(b) result in the failure to comply with or satisfy any covenant, condition or agreement to comply with or be satisfied by any party hereunder, provided however, that no such representation shall affect the representations or warranties of the parties or the conditions or obligations of the parties hereunder.

   7.5 The conditions set forth in this Article 7 shall be conclusively deemed to be satisfied, waived or released when with the agreement of the parties the Articles of Arrangement are filed under the Act to effect the Arrangement.

                                   ARTICLE 8

                                  Termination

   8.1 If any condition contained in Sections 7.2 or 7.3 is not satisfied at or before the Expiry Date, then UPC may by notice to PPL terminate this Agreement and the obligations of the parties hereunder (except as otherwise herein provided), but without detracting from the rights of UPC arising from any breach by PPL but for which the condition would have been satisfied.

   8.2 If any condition contained in Sections 7.1 or 7.3 is not satisfied at or before the Expiry Date, then PPL may by notice to UPC terminate this Agreement and the obligations of the parties hereunder (except as otherwise herein provided), but without detracting from the rights of PPL arising from any breach by UPC but for which the condition would have been satisfied.

   8.3 This Agreement may be terminated:

     (a) by the mutual agreement of PPL and UPC (for greater certainty, without further action on the part of PPL shareholders if terminated after the holding of the Pendaries Meeting);

     (b) by either UPC or PPL by notice to the other party at any time prior to the Effective Time if there shall be passed any law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited;

     (c) by UPC if the Board of Directors of PPL shall have withdrawn, modified or changed in a manner adverse to UPC its approval or recommendation of the Arrangement (unless the holders of Pendaries Common Shares shall have approved the Arrangement prior to such termination or UPC has suffered a Material Adverse Change or UPC shall have made a misrepresentation at the date hereof or breached a covenant under this Agreement in such a manner that, taking into account the last paragraph of
  Section 7.1 hereof, PPL would be entitled to rely on the failure of a condition set forth in Sections 7.1(a), (d) or (e) as a reason not to complete the Arrangement);

     (d) by PPL if the Board of Directors of PPL shall have withdrawn, modified or changed in a manner adverse to UPC its approval or recommendation of the Arrangement (unless the holders of Pendaries Common Shares shall have approved the Arrangement prior to such termination);

     (e) by PPL if the Board of Directors of UPC shall have withdrawn, modified or changed in a manner adverse to PPL its approval or recommendation of the Arrangement (unless the holders of Ultra Common Shares shall have approved the Arrangement prior to such termination or PPL has suffered a Material Adverse Change or PPL shall have made a misrepresentation at the date hereof or breached a covenant under this Agreement in such a manner that, taking into account the last paragraph of
  Section 7.2 hereof, UPC would be entitled to rely on the failure of a condition set forth in Sections 7.2(a), (d) or (e) as a reason not to complete the Arrangement);

     (f) by UPC if the Board of Directors of UPC shall have withdrawn, modified or changed in a manner adverse to PPL its approval or recommendation of the Arrangement (unless the holders of Ultra Common Shares shall have approved the Arrangement prior to such termination);

     (g) by either UPC or PPL by notice to the other party if the PPL shareholder approval shall not have been obtained by reason of the failure to obtain the required vote at the PPL Meeting; or

     (h) by either UPC or PPL by notice to the other party if the Ultra Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Ultra Meeting.

   8.4 If the Effective Date does not occur on or prior to the Expiry Date, then, unless otherwise agreed in writing by the parties, this Agreement shall terminate.

   8.5 The exercise by either party of any right of termination hereunder shall be without prejudice to any other remedy available to such party.

   8.6 If this Agreement is validly terminated pursuant to any provision of this Agreement, the parties shall return all materials and copies of all materials delivered to PPL or UPC, as the case may be, or their agents and, except for the obligations set forth in subsection 10.6 hereof (which shall survive any termination of this Agreement and continue in full force and effect), no party shall have any further obligations to any other party hereunder with respect to this Agreement. The covenants contained in this Section shall survive any termination of this Agreement and continue in full force and effect.

   8.7 After the Effective Date, the respective representations, warranties and covenants of UPC and PPL contained herein shall expire and be terminated and extinguished at and from the Effective Date and no party shall have any liability or further obligation to any party hereunder in respect of such representations, warranties or covenants thereafter.

                                   ARTICLE 9

                                   Amendment

   9.1 This Agreement may, at any time and from time to time before or after the holding of the Pendaries Meeting be amended by written agreement of the parties hereto without further notice to or authorization on the part of their respective shareholders, and any such amendment may, without limitation:

     (a) change the time for performance of any of the obligations or acts of the parties hereto;

     (b) waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto; and

     (c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the parties hereto,

provided that, notwithstanding the foregoing, the number of Ultra Common Shares which the holders of Pendaries Common Shares shall have the right to receive on the Arrangement may not be reduced without the approval of the shareholders of PPL given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

                                   ARTICLE 10

                                    General

   10.1 Each party agrees to bear all costs and expenses incurred by it in connection with the transactions contemplated hereby.

   10.2 No party hereto shall disclose, by press release, any aspect of the transactions contemplated hereby, without prior written consent of the other party. Notwithstanding the foregoing if either party is required by law or administrative regulation to make any disclosure relating to the transactions contemplated herein, that party will inform the other party as to the wording of such disclosure prior to its being made.

   10.3 Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a party to any other party shall be in writing and may be given by delivering same or sending same by facsimile transmission or by hand delivery addressed to the party to whom the notice is to be given at its address for service herein. Any notice, consent, waiver, direction or other communication aforesaid shall, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a Business Day and, if not, the next succeeding Business Day) and if sent by facsimile transmission on a Business Day be deemed to have been given and received at the time of receipt unless actually received at the point of delivery after 4:00 p.m. on a Business Day or anytime on a day which is not a Business day, in which case it shall be deemed to have been given and received on the next Business Day.

   10.4 The address for service of each of the parties hereto shall be as follows:

     if to UPC:

       Ultra Petroleum Corp.
       16801 Greenspoint Park Drive
       Suite 370
       Houston, Texas
       U.S.A. 77060
       Attention: Michael D. Watford
       Facsimile: (281) 876-2831

     with a copy to:

       Charlotte H. Kauffman
       Ultra Petroleum Corp.
       1200 Summit Avenue
       Suite 700
       Fort Worth, Texas
       U.S.A. 76102
       Facsimile: (817) 335-2434

     if to PPL:

       Pendaries Petroleum Ltd.
       8 Greenway Plaza
       Suite 910
       Houston, Texas
       U.S.A. 77046
       Attention: Robert E. Rigney / Bobby J. Fogle
       Facsimile: (713) 355-3511

     with a copy to:

       Stikeman Elliott
       5300 Commerce Court West
       199 Bay Street
       Toronto, Ontario M5L 1B9
       Attention: Brian M. Pukier
       Facsimile: (416) 947-0866
     and to:

       Jenkens & Gilchrist
       1100 Louisiana
       Suite 1800
       Houston, Texas 77002
       Attention: Judy G. Gechman
       Facsimile: (713) 951-3314

   10.5 Time shall be of the essence in this Agreement

   10.6 UPC and PPL each represent and warrant to the other that it has not done any act which would give rise to a valid claim against the other party for any obligation or liability contingent or otherwise for brokerage fees, finders' fees, agents' commissions or other similar forms of compensation with respect to the transactions contemplated herein.

   10.7 This Agreement constitutes the entire agreement between the parties hereto and cancels and supersedes all prior agreements and understandings between the parties with respect to the terms of the Arrangement.

   10.8 If any one or more of the provisions or parts thereof contained in this Agreement should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

     (a) the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

     (b) the invalidity, illegality or unenforceability of any provision or part thereof contained in this Agreement in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Agreement in any other jurisdiction.

   10.9 Each party hereto shall, from time to time, and at all times hereafter, at the request of the other party hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

   10.10 This Agreement may only be amended by a written instrument signed by the parties hereto.

   10.11 This Agreement shall be governed by, and be construed in accordance with, the laws of the Province of New Brunswick and applicable laws of Canada but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of New Brunswick. Each party hereto hereby irrevocably attorns to the jurisdiction of the Courts of the Province of New Brunswick in respect of all matters arising under or in relation to this Agreement.

   10.12 This Agreement may be executed in identical counterparts, each of which is and is hereby conclusively deemed to be an original and all counterparts collectively are to be conclusively deemed one instrument.

   10.13 No waiver by any party hereto shall be effective unless in writing and any waiver shall affect only the matter and the occurrence thereof specifically identified and shall not extend to any other matter or occurrence.

   10.14 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any party hereto without the prior consent of the other party hereto.

   IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                          ULTRA PETROLEUM CORP.

                                              /s/ Michael D. Watford
                                          Per:_________________________________

                                          PENDARIES PETROLEUM LTD.

                                               /s/ Robert E. Rigney
                                          Per:_________________________________

                                                /s/ Bobby J. Fogle
                                          Per:_________________________________

                                                                      APPENDIX E

   Exhibit 1 to that Arrangement Agreement made the 13th day of October, 2000 between Ultra Petroleum Corp. and Pendaries Petroleum Ltd.

                              PLAN OF ARRANGEMENT
                                   dated  .
                              and made pursuant to
          Section 128 of the Business Corporations Act (New Brunswick)

                                   ARTICLE 1

                                  Definitions

1.1 In this Plan, unless the context otherwise requires:

   (a) "Arrangement" means the arrangement contemplated by this Plan pursuant to Section 128 of the NBBCA;

   (b) "Arrangement Agreement" means the arrangement agreement dated as of October 13, 2000 between UPC and PPL, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement;

   (c) "Arrangement Resolution" means the special resolution of the Pendaries Shareholders considered at the Pendaries Meeting;

   (d) "Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required by the NBBCA to be sent to the Director after the Final Order is made;

   (e) "Business Day" means a day, other than a Saturday, Sunday or statutory holiday, when banks are generally open for the transactions of banking business;

   (f) "Court" means The Court of Queen's Bench of New Brunswick

   (g) "Depositary" means Montreal Trust Company of Canada, as the registrar and transfer agent of the Ultra Common Shares;

   (h) "Director" means the director registrar appointed pursuant to Section 184 of the NBBCA.

   (i) "Effective Date" means the date the Arrangement becomes effective under the NBBCA as determined by the certificate of arrangement issued by the Director pursuant to section 129(2) of the NBBCA;

   (j) "Effective Time" means 12:01 am. (Fredericton time) on the Effective
Date;

   (k) "Final Order" means the order of the Court approving the Arrangement, as such order may be affirmed, amended or modified;

   (l) "Interim Order" means an order of the Court containing declarations and directions under the NBBCA with respect to the Arrangement;

   (m) "NBBCA" means the Business Corporations Act (New Brunswick);

   (n) "Pendaries Common Shares" means the common shares in the capital of PPL as constituted on the date hereof;

   (o) "Pendaries Dissenting Shares" means all Pendaries Common Shares which are deemed to have been cancelled on the Effective Date in accordance with the provisions of Section 5.1(a);

   (p) "Pendaries Meeting" means the special meeting of the holders of Pendaries Common Shares, including any adjournment or postponement thereof, to be called in accordance with the Interim Order to consider and, if thought fit, approve and adopt the Arrangement;

   (q) "Pendaries Options" means the options granted under agreements or otherwise to purchase or otherwise acquire shares in the capital of Pendaries (including without limitation Pendaries Common Shares);

   (r) "Pendaries Shareholders" means the holders of Pendaries Common Shares;

   (s) "Plan" means this plan as amended or supplemented from time to time, and "hereby", "hereof", "herein", "hereunder", "herewith" and similar terms refer to this Plan and not to any particular provision of this Plan; and

   (t) "PPL" means Pendaries Petroleum Ltd., a corporation incorporated under the NBBCA;

   (u) "Ultra Common Shares" means the common shares in the capital of UPC as constituted on the date hereof; and

   (v) "UPC" means Ultra Petroleum Corp., a corporation subsisting under the Business Corporations Act (Yukon Territory).

   1.2 The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   1.3 Unless the contrary intention appears, references in this Plan to an Article, Section or subsection by number or letter or both refer to the Article, Section or subsection bearing that designation in this Plan.

   1.4 In this Plan, unless the contrary intention appears, words importing the singular include the plural and vice versa, words importing gender shall include all genders; and "person" includes any individual, partnership, firm, trust, body corporate, government, governmental body, agency or instrumentality, unincorporated body of persons or association.

   1.5 In the event that the date on which any action is required to be taken hereunder by any of the parties is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

   1.6 References in this Plan to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect.

                                   ARTICLE 2

                               Effect of the Plan

   2.1 At the Effective Time, the Plan shall be binding upon PPL, the Pendaries Shareholders, the holders of Pendaries Options and UPC.

                                   ARTICLE 3

                                  Arrangement

   3.1 At the Effective Time, each of the events set out below shall occur and be deemed to occur in the sequence set out therein without further act or formality:

  (a) all Pendaries Common Shares (other than the Pendaries Dissenting Shares and Pendaries Common Shares held by UPC and its affiliates) shall be and shall be deemed to be transferred to UPC in exchange for Ultra Common Shares on the basis of one and fifty-eight one hundredths of one (1.58) fully paid and non-assessable Ultra Common Shares for each one (1.00) Pendaries Common Share; and

  (b) with respect to each Pendaries Common Share to which subsection 3.1 (a) applies:

    (i) the holder thereof shall (A) cease to be a holder of such share, (B) such holder's name shall be removed from the register of Pendaries Common Shares with respect to such shares, (C) be allotted and issued, as fully paid and non-assessable shares, the number of Ultra Common Shares calculated in the basis set forth in subsection 3.1(a) (subject to section 3.2), and (D) such holder's name shall be added to the register of Ultra Common Shares with respect to such Ultra Common Shares; and

    (ii) UPC shall be and be deemed to be the transferee and shall be entered in the register of Pendaries Common Shares as the holder thereof; and

  (c) all Pendaries Options shall be cancelled.

   3.2 No certificates representing fractional Ultra Common Shares will be issued. In the event that the exchange ratios referred to herein would in any case otherwise result in a holder of a Pendaries Common Share being entitled to a fractional Ultra Common Share, an adjustment shall be made to the next highest whole number of Ultra Common Shares and a certificate for the resulting whole number of Ultra Common Shares will be issued. In calculating such fractional interests, all Pendaries Common Shares held by a beneficial holder of Pendaries Common Shares shall be aggregated.

                                   ARTICLE 4

                            Outstanding Certificates

   4.1 After the Effective Time, certificates formerly representing Pendaries Common Shares to which subsection 3.1(a) applies shall represent only the right to receive certificates representing the Ultra Common Shares, if any, which the former holder of such Pendaries Common Shares is entitled to receive pursuant to Article 3 subject to compliance with the requirements set forth in this
Article 4.

   4.2 Either prior to or as soon as practicable after the Effective Date, UPC shall forward to each holder of Pendaries Common Shares to which subsection 3.1(a) applies at the address of such holder as it appeared in the relevant share register of PPL a letter of transmittal containing, among other things, instructions for obtaining delivery of certificates representing the Ultra Common Shares pursuant to this Plan. Such holder of Pendaries Common Shares shall be entitled to receive certificates representing the Ultra Common Shares which such holder is entitled to receive pursuant to Article 3 upon delivering the certificate formerly representing such holder's Pendaries Common Shares to the Depositary, or as the Depositary may otherwise direct, in accordance with the instructions contained in the letter of transmittal. Such certificate formerly representing such holder's Pendaries Common Shares shall be accompanied by the letter of transmittal, duly completed, and such other documents as the Depositary may reasonably require. The Depositary shall register the Ultra Common Shares in such name, and shall deliver by first class mail, postage prepaid, or, in the case of postal disruption, by such other means as the Depositary deems prudent certificates representing such Common Shares to such address as such holder may direct in such letter of transmittal, as soon as practicable after receipt by the Depositary of such documents.

   4.3 The holders of Pendaries Common Shares shall not be entitled to any interest, dividend, premium or other payment on or with respect to the Pendaries Common Shares other than the Ultra Common Shares, if any, which they are entitled to receive for the Pendaries Common Shares pursuant to this Plan.

   4.4 No dividends or other distributions declared or made with respect to Ultra Common Shares with a record date after the Effective Time, shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Pendaries Common Shares, unless and until the holder of such certificate shall surrender such certificate in accordance with Section 4.2. Subject to applicable law, at the time of such surrender of any such certificate (or, in the case of clause (z) below, at the appropriate payment date), there shall be paid to the holder of the certificates representing Pendaries Common Shares, without interest, (y) the amount of any cash dividends or other distributions with a record date after the Effective Time theretofore paid with respect to which such holder is entitled pursuant hereto, and (z) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such Ultra Common Shares.

   4.5 In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Pendaries Common Shares that were exchanged pursuant to Article 3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, together with such holder's letter of transmittal, UPC will issue in exchange for such lost, stolen or destroyed certificate, certificates representing the UPC Common Shares issuable under this Plan in accordance with Article 3. When authorizing such issuance of certificate(s) representing UPC Common Shares issuable in exchange for any lost, stolen or destroyed certificate, the person to whom such certificate(s) are to be issued shall, as a condition precedent to the issuance of such certificate(s), give a bond satisfactory to PPL and UPC and their respective transfer agents in such sum as PPL and UPC may direct or otherwise indemnify PPL and UPC in a manner satisfactory to PPL and UPC against any claim that may be made against PPL and UPC with respect to the certificate alleged to have been lost, stolen or destroyed.

   4.6 Any certificate which immediately prior to the Effective Time represented outstanding Pendaries Common Shares that were exchanged pursuant to
Article 3, which is not deposited with all other instruments required by
Section 4.2 on or prior to December 31, 2008 shall cease to represent a claim or interest of any kind or nature as a securityholder of PPL or UPC. On such date, Ultra Common Shares to which the former holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to UPC, together with all entitlements to dividends and distributions in respect thereof held for such former holder. Neither of PPL or UPC shall be liable to any person in respect of Ultra Common Shares, if any, (or dividends or distributions in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                   ARTICLE 5

                           Shareholder Dissent Rights

   5.1 Holders of Pendaries Common Shares may exercise rights of dissent with respect to such shares pursuant to and in the manner set forth in Section 131 of the NBBCA, as such rights may be modified by the Interim Order and this
Section 5.1 (the "Dissent Rights"), in connection with the Arrangement provided that, notwithstanding Section 131(5) of the NBBCA, the written objection to the Arrangement Resolution referred to in Section 131(5) of the NBBCA must be received by PPL not later than 5:00 p.m. (Toronto time) on the Business Day preceding the Pendaries Meeting. Holders of Pendaries Common Shares who duly exercise such rights of dissent and who:

  (a) are ultimately determined to be entitled to be paid fair value for their Pendaries Common Shares, shall be deemed to have transferred such Pendaries Common Shares as of the Effective Time, without any further act or formality and free and clear of all liens, claims and encumbrances, to UPC in consideration for a payment of cash from PPL equal to such fair value; or

  (b) are ultimately determined not to be entitled, for any reason, to be paid fair value for their Pendaries Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Pendaries Common Shares and shall receive Ultra Common Shares on the basis determined in accordance with Article 3;

but in no case shall UPC or any other person be required to recognize such holders of Pendaries Dissenting Shares as holders of Pendaries Common Shares after the Effective Time, and the names of such holders of Pendaries Dissenting Shares shall be deleted from the register of holders of Pendaries Common Shares at the Effective Time.

                                   ARTICLE 6

                       Amendments to Plan of Arrangement

   6.1 PPL reserves the right to amend, modify and/or supplement this Plan at any time and from time to time prior to the Effective Date, provided that each such amendment, modification and/or supplement must be (i) set out in writing,
(ii) approved by UPC, (iii) filed with the Court and, if made following the Pendaries Meeting, approved by the Court and (iv) communicated to the Pendaries Shareholders if and as required by the Court.

   6.2 Any amendment, modification or supplement to this Plan may be proposed by PPL at any time prior to the Pendaries Meeting (provided that UPC shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Pendaries Meeting (other than as may be required under the Interim Order), shall become part of this Plan for all purposes.

   6.3 Any amendment, modification or supplement to this Plan that is approved by the Court following the Pendaries Meeting shall be effective only if (i) it is consented to by each of PPL and UPC and (ii) if required by the Court, it is consented to by the Pendaries Shareholders voting in the manner directed by the Court.

   6.4 Any amendment, modification or supplement to this Plan may be made following the Effective Date unilaterally by UPC, provided that it concerns a matter which, in the reasonable opinion of UPC, is of an administrative nature required to better give effect to the implementation of this Plan.

                                                                      APPENDIX F

October 13, 2000

The Board of Directors of
Pendaries Petroleum Ltd.
8 Greenway Plaza
Suite 910
Houston, TX 77046

Dear Sirs:

   You have requested the opinion (the "Opinion") of Loewen, Ondaatje, McCutcheon Limited ("LOM") with respect to the terms of the Arrangement Agreement (the "Arrangement Agreement") entered into by Pendaries Petroleum Ltd. ("Pendaries", the "Company") and Ultra Petroleum Corporation ("Ultra") which provides for a Plan of Arrangement (the "Arrangement"). Under the terms of the Arrangement Agreement, each Pendaries shareholder will receive 1.58 common shares of Ultra for each Pendaries share held at the completion of the transaction. The terms and conditions of the Arrangement Agreement will be fully described in the Notices of Special Meetings and Management Proxy Circulars (the "Circulars") to be sent to the shareholders of Pendaries and Ultra in connection with the meetings of shareholders to approve the Arrangement Agreement.

   This Opinion is provided pursuant to our engagement by the Special Committee of Board of Directors of Pendaries (the "Special Committee") to provide financial advice to the Board including our Opinion as to the fairness of the Arrangement from a financial point of view to the shareholders of Pendaries.

   We understand that the Arrangement is not subject to the formal valuation requirements under Ontario Securities Commission Rule 61-501, Quebec Securities Commission Policy Q-27 and applicable policies of certain other securities regulatory authorities. Accordingly, we have not been engaged to provide a formal valuation of Pendaries or its principal assets or of the common shares of Pendaries, and this Opinion should not be construed as such. We have, however, conducted such analyses, investigations, research and testing of assumptions as were considered by us to be necessary in the circumstances. We have had access to the senior management group of Pendaries, and were not, to the best of our knowledge, denied any type of information or access which we requested.

Credentials of Loewen, Ondaatje, McCutcheon Limited

   LOM is an independent investment banking firm with operations in corporate finance, equity sales and trading, and investment research. LOM is owned by its employees and its head office is located in Toronto, Canada with additional Canadian offices in Montreal and Calgary, and offices in Paris and Geneva. LOM provides services to companies in the natural resource industry directly through investment banking professionals based in its Toronto office and through its research analysts. LOM has participated in a significant number of transactions involving resource companies and its investment banking professionals have extensive experience in preparing valuations and fairness opinions.

Scope of Review

   In connection with rendering our Opinion, we have reviewed and relied upon, or carried out, among other things, the following:

  (i)  the Arrangement Agreement dated October 13, 2000;

  (ii) Annual Reports to shareholders of Pendaries for the fiscal years ended December 31, 1999, 1998 and 1997;

  (iii) Annual Reports to shareholders of Ultra for the fiscal years ended December 31, 1999 and June 30, 1999, 1998 and 1997;

  (iv) the Management Proxy Circular/Information Circular of Pendaries dated April 14, 2000;

  (v) the Management Proxy Circular/Information Circular of Ultra dated April 17, 2000;

  (vi) report titled "Estimated Reserves and Future Net Revenue Attributable to the CFD 2-1 and CFD 11-1 Fields Bohai Bay, China" by Ryder Scott Company dated January 1, 2000 and prepared for Sino-American Energy Corporation (a wholly owned subsidiary of Pendaries);

  (vii) report titled "Estimate of Reserves and Future Revenue to the Ultra Petroleum Corporation Interest in Certain Oil and Gas Properties located in Jonah and Pinedale Fields, Sublette County, Wyoming as of January 1, 2000" by Netherland, Sewell & Associates, Inc.;

  (viii) various internal information of Pendaries including geological information, budgets for 2000 and 2001;

  (ix) estimates of reserves updated to July 1, 2000 prepared by Pendaries and its consultants, EBS & Associates Inc., and provided to us by Pendaries;

  (x) various internal information of Ultra including geological information, budgets for 2000 and 2001;

  (xi) estimates of reserves updated to July 1, 2000 prepared by Ultra and reviewed by Pendaries consultants, EBS & Associates Inc.;

  (xii) discussions with senior management of Pendaries and Ultra with respect to planned production and exploration operations, financial condition and future prospects of Pendaries and Ultra;

  (xiii) publicly available information relating to the business, operations, financial performance and stock trading history of Pendaries, Ultra, and other selected public companies;

  (xiv) information with respect to other transactions of a comparable nature considered by LOM to be relevant in the circumstances;

  (xv) representations contained in certificates addressed to us dated the date hereof from a senior officer of Pendaries on behalf of Pendaries and from a senior officer of Ultra on behalf of Ultra as to the completeness and accuracy of the information upon which this Opinion is based; and

  (xvi) such other information, investigations and analyses as we considered necessary or appropriate in the circumstance.

Assumptions and Limitations

   We have relied upon, and have assumed the completeness, accuracy and fair presentation of, all information, data, advice, opinions and representations obtained by us from public sources or provided to us by Pendaries and Ultra or otherwise pursuant to our engagement. We have not attempted to verify independently the accuracy or completeness of any such information, data, advice, opinions and representations. Senior management of Pendaries and Ultra have represented to us, in certificates delivered on behalf of Pendaries and Ultra as at the date hereof, amongst other things, that the information, data, advice, opinions and other materials (the "Information") provided to us by or on behalf of Pendaries and Ultra, respectively, is accurate, complete and correct at the date the Information was provided to us and that since the date of the Information there has been no material change, financial or otherwise, in the financial condition of Pendaries and Ultra, respectively, or in its assets, liabilities (contingent or otherwise), business operations or prospects and there has been no change in any material fact which is of a nature as to render the Information untrue or misleading in any material respect.

   This Opinion is rendered as at the date hereof and on the basis of securities markets and economic and general business and financial conditions prevailing as at the date hereof. In our analysis and in connection with the preparation of the Opinion, we have made assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement. The Opinion contained herein is only given as of the date hereof and we undertake no responsibility for advising of a change in our opinion for any changes in fact which may occur after the date hereof.

   In preparing the Opinion, LOM has made several assumptions, including that all of the conditions required to implement the Arrangement will be met and that the disclosure provided in the management proxy circular to be sent to the shareholders of Pendaries will be accurate in all material respects.

   We considered the Arrangement from the perspective of Pendaries' shareholders generally and did not consider the specific circumstances, particularly with respect to income tax consequences, of any particular Pendaries shareholder.

Opinion

   This opinion is for the benefit and use by members of the Board of Directors of Pendaries in connection with their consideration of the Arrangement and does not constitute a recommendation to any holder of common shares of Pendaries as to whether such shareholder should vote in favour of the Arrangement. This opinion may not be published or otherwise used without our prior written consent, other than as provided for in the engagement agreement, dated September 13, 2000, between the Special Committee of the Board of Directors of Pendaries and LOM.

   Based upon and subject to the foregoing, LOM is of the opinion that, as of the date hereof, the consideration offered by Ultra for the acquisition of the common shares of Pendaries pursuant to the Arrangement is fair, from a financial point of view, to the holders of common shares of Pendaries.

                                          Very truly yours,

                                          /s/ Loewen, Ondaatje, McCutcheon
                                           Limited
                                          -------------------------------------
                                          Loewen, Ondaatje, McCutcheon Limited

                                                                      APPENDIX G

          SECTION 131 OF THE BUSINESS CORPORATIONS ACT (NEW BRUNSWICK)

131(1) Subject to sections 132 and 166, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 128(4)(d) that affects the holder or if the corporation resolves to

  (a) amend its articles under section 113 to add, change or remove restrictions on the transfer of shares of a class or series of the shares of the corporation;

  (b) amend its articles under section 113 to add, change or remove any restriction upon the business or businesses that the corporation may carry on;

  (c) amend its articles under section 113 to provide that meetings of the shareholders may be held outside New Brunswick at one or more specified places;

  (d) amalgamate with another corporation, otherwise than under section 123;

  (e) be continued under the laws of another jurisdiction under section 127;
      or

  (f) sell, lease or exchange all or substantially all its property under subsection 130(1).

131(2) A holder of shares of any class or series of shares entitled to vote under section 115 may dissent if the corporation resolves to amend its articles in a manner described in that section.

131(3) In addition to any other rights he may have, but subject to subsection
(26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which he dissents becomes effective, or an order is made under subsection 128(5), to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the day before the resolution is adopted or an order is made, but in determining the fair value of the shares any change in value reasonably attributable to the anticipated adoption of the resolution shall be excluded.

131(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

131(5) A dissenting shareholder shall send to the registered office of the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of his right to dissent.

131(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has sent the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn his objection.

131(7) A dissenting shareholder shall, within twenty days after he receives a notice under subsection (6), or, if he does not receive such notice, within twenty days after he learns that the resolution has been adopted, send to the corporation a written notice containing

  (a) his name and address;

  (b) the number and class of shares in respect of which he dissents; and

  (c) a demand for payment of the fair value of such shares.

131(8) Not later than the thirtieth day after the sending of a notice under subsection (7), a dissenting shareholder shall send the certificates representing the shares in respect of which he dissents to the corporation or its transfer agent.

131(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

131(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

131(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares as determined under this section except where

  (a) the dissenting shareholder withdraws his notice before the corporation makes an offer under subsection (12),

  (b) the corporation fails to make an offer in accordance with subsection
      (12) and the dissenting shareholder withdraws his notice, or

  (c) the directors revoke a resolution to amend the articles under subsection 113(2), terminate an amalgamation agreement under subsection 122(6), abandon an application for continuance under subsection 127(5), or abandon a sale, lease or exchange under subsection 130(7), in which case his rights as the holder of the shares in respect of which he had dissented are reinstated as of the date he sent the notice referred to in subsection (7), and he is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that have been endorsed in accordance with subsection (10), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

131(12) A corporation shall, not later than fourteen days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

  (a) a written offer to pay for his shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

  (b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

131(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

131(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection
(12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

131(15) Where a corporation fails to make an offer under subsection (12) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the Court may allow, apply to the Court to fix a fair value for the shares of any dissenting shareholder.

131(16) If a corporation fails to apply to the Court under subsection (15), a dissenting shareholder may apply to the Court for the same purpose within a further period of twenty days or within such further period as the Court may allow.

131(17) If a corporation fails to comply with subsection (12), then the costs of a shareholder application under subsection (16) are to be borne by the corporation unless the Court otherwise orders.

131(18) Before making application to the Court under subsection (15) or not later than seven days after receiving notice of an application to the Court under subsection (16), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

  (a) has sent to the corporation the notice referred to in subsection (7), and

  (b) has not accepted an offer made by the corporation under subsection
      (12), if such offer was made,

of the date, place and consequences of the application and of his right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in paragraph (a) and (b), within three days after he satisfies such conditions.

131(19) All dissenting shareholders who satisfy the conditions set out in paragraphs (18)(a) and (b) shall be deemed to be joined as parties to an application under subsection (15) or (16) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the Court in the proceedings commenced by the application.

131(20) Upon an application to the Court under subsection (15) or (16), the Court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the Court shall then fix a fair value for the shares of all dissenting shareholders.

131(21) The Court may in its discretion appoint one or more appraisers to assist the Court to fix a fair value for the shares of the dissenting shareholders.

131(22) The final order of the Court in the proceedings commenced by an application under subsection (15) or (16) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in paragraphs
(18)(a) and (b).

131(23) The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

131(24) Where subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

131(25) Where subsection (26) applies, a dissenting shareholder, by written notice delivered to the registered office of the corporation within thirty days after receiving a notice under subsection (24), may

  (a) withdraw his notice of dissent, in which case the corporation shall be deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, or

  (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

131(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

  (a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or

  (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

131(27) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1), the Court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (3), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance with such terms and conditions as the Court thinks fit and notice of any such application and a copy of any order made by the Court upon such application shall be served upon the Director.

131(28) The Director may appoint counsel to assist the Court upon the hearing of an application under subsection (27).

1991, c.27, s.5.

                                                                      APPENDIX H

                             ULTRA PETROLEUM CORP.

                           MANAGEMENT PROXY CIRCULAR
                          FOR THE 2000 ANNUAL MEETING

                 This information is given as of April 17, 2000

                              GENERAL INFORMATION

                            SOLICITATION OF PROXIES

   This Management Proxy Circular is furnished in connection with the solicitation of proxies by the management of ULTRA PETROLEUM CORPORATION (the "Corporation") for use at the Annual and Special Meeting (the "Meeting") of the shareholders of the Corporation, to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting and at any adjournment thereof.

   The contents and the sending of this Management Proxy Circular have been approved by the Directors of the Corporation.

Persons or Companies Making The Solicitation

   The enclosed instrument of proxy is solicited by management. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Corporation. The Corporation may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining authorization from their principals to execute the instrument of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies by management will be borne by the Corporation. None of the directors of the Corporation have advised management in writing that they intend to oppose any action intended to be taken by management as set forth in this Management Proxy Circular.

Appointment and Revocation of Proxies

   The persons named in the accompanying instrument of proxy are directors or officers of the Corporation. A shareholder has the right to appoint a person to attend and act for him on his behalf at the Meeting other than the persons named in the enclosed instrument of proxy. To exercise this right, a shareholder shall strike out the names of the persons named in the instrument of proxy and insert the name of his nominee in the blank space provided, or complete another instrument of proxy.

   The completed instrument of proxy must be dated and signed and the duly completed instrument of proxy must be deposited at the Corporation's transfer agent, Montreal Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at least 48 hours before the time of the Meeting or any adjournment thereof, excluding Saturdays, Sundays and holidays.

   The instrument of proxy must be signed by the shareholder or by his duly authorized attorney. If signed by a duly authorized attorney, the instrument of proxy must be accompanied by the original power of attorney or a notarially certified copy thereof. If the shareholder is a corporation, the instrument of proxy must be signed by a duly authorized attorney, officer, or corporate representative, and must be accompanied by the original power of attorney or document whereby the duly authorized officer or corporate representative derives his power, as the case may be, or a notarially certified copy thereof.

   The exercise of a proxy does not constitute a written objection for the purposes of subsection 193(5) of the Business Corporations Act (Yukon). See "Shareholders' Rights of Dissent".

   The articles of the Corporation confer discretionary authority upon the Chairman of the Meeting to accept proxies which do not strictly conform to the foregoing requirements and certain other requirements set forth in the articles.

   In addition to revocation in any other manner permitted by law, a shareholder may revoke a proxy either by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the instrument of proxy is required to be executed as set out in the notes to the instrument of proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the scrutineer at the Meeting as a shareholder present in person, whereupon such proxy shall be deemed to be have been revoked.

Voting of Shares and Exercise of Discretion of Proxies

   On any poll, the persons named in the enclosed instrument of proxy will vote the shares in respect of which they are appointed and, where directions are given by the shareholder in respect of voting for or against any resolution, will do so in accordance with such direction.

   In the absence of any direction in the instrument of proxy, it is intended that such shares will be voted in favour of each of the proposals referred to in the instrument of proxy. The instrument of proxy enclosed, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Meeting. At the date of this Management Proxy Circular, management of the Corporation is not aware of any such amendments, variations or other matters to be presented for action at the Meeting. However, if any other matters which are not now known to the management should properly come before the Meeting, the proxies hereby solicited will be voted on such matters in accordance with the best judgement of the nominee.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

   On April 17, 2000, 56,751,125 Common Shares without par value were issued and outstanding, each share carrying the right to one vote. At a general meeting of the Corporation, on a show of hands, every shareholder present in person shall have one vote and, on a poll, every shareholder shall have one vote for each share of which he is the holder.

   Only shareholders of record at the close of business on the 17th day of April, 2000, who either personally attend the Meeting or who complete and deliver an instrument of proxy in the manner and subject to the provisions set out under the heading "Appointment and Revocation of Proxies" will be entitled to have his or her shares voted at the Meeting or any adjournment thereof.

   To the knowledge of the directors and senior officers of the Corporation, only the following own, directly or indirectly, or exercise control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Corporation:

                                                                 Percentage of
                                                                  Issued and
                                                    Number of     Outstanding
   Name of Shareholder                                Shares   Voting Securities
   -------------------                              ---------- -----------------
   Ultra Holdings, Inc............................. 12,861,245      22.66%

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

   Other than as disclosed elsewhere in this Management Proxy Circular, none of the directors or senior officers of the Corporation, no proposed nominee for election as a director of the Corporation, none of the persons who have been directors or senior officers of the Corporation since the commencement of the Corporation's last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

   Other than as previously disclosed in this Management Proxy Circular or as set out in the following, no insider of the Corporation, no proposed nominee for election as a director of the Corporation and no associate or affiliate of any such insider or proposed nominee, has any material interest, direct or indirect, in any material transaction since the commencement of the Corporation's last completed financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Corporation. The Corporation's former President, who is also a director of the Corporation, is a director of Gemini Energy Corp. and a director and officer of Ultra Holdings, Inc. The Corporation and Gemini both own working interests in a number of the same oil and gas properties. The Corporation's largest shareholder is Ultra Holdings, Inc.

                      STATEMENT OF EXECUTIVE COMPENSATION

Executive Officers of the Corporation

   For the purposes of this Management Proxy Circular:

   "CEO" of the Corporation means an individual who served as Chief Executive Officer of the Corporation or acted in a similar capacity during the most recently completed financial year;

   "executive officer" of the Corporation means an individual who at any time during the most recently completed financial year was the Chairman or Vice-Chairman of the Board, where that person performed the function of such office on a full-time basis, the President, a Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Corporation or any of its subsidiaries who performed a policy-making function in respect of the Corporation whether or not the individual was also a director of the Corporation or any of its subsidiaries; and

   "Named Executive Officers" means:

  (a) each CEO regardless of the amount of his compensation;

  (b) each of the Corporation's four most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the most recently completed financial year and had total salary and bonuses of at least Cdn$100,000; and

  (c) any person who would be included under paragraph (b) but for the fact that he was not serving as an executive officer at the end of the most recently completed financial year.

Summary Compensation Table

   The following table, presented in accordance with Form 40 of the Regulation made under the Securities Act (Ontario) (the "Regulation"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation (on a consolidated basis) for the six month fiscal period ended December 31, 1999, and for the fiscal years ended June 30, 1999 and June 30, 1998. The Corporation had no other executive officers whose total salary and bonuses (on an annualized basis) exceeded Cdn$100,000 during the fiscal period ended December 31, 1999 and the fiscal years end June 30, 1999 and June 30, 1998.

                                              Annual
                                           Compensation        Long Term Compensation
                                        --------------------- -------------------------
                                                                       Awards
                                                              -------------------------
                                                              Securities   Restricted
                                                                 Under      Shares or
                                                               Options/    Restricted    All Other
   Name and Principal                    Salary       Bonus      SARs         Share     Compensation
        Position          Period Ending  ($) USD     ($) USD  Granted (#) Units ($) USD   ($) USD
   ------------------     ------------- ---------    -------- ----------- ------------- ------------
Michael D. Watford......  Dec. 31, 1999 $ 240,000(3) $120,000        Nil                  $80,000
 Chairman of the Board,   June 30, 1999 $ 240,000         Nil  1,650,000       Nil            Nil
 CEO & President(1)       June 30, 1998       N/A         N/A        N/A       N/A            N/A

Charlotte Kauffman......  Dec. 31, 1999 $ 100,000(3) $ 20,000    150,000       Nil            Nil
 Corporate Secretary      June 30, 1999 $ 100,000         Nil        Nil       Nil            Nil
 and General Counsel      June 30, 1998 $ 100,000         Nil     50,000       Nil            Nil

Stephen Kneller.........  Dec. 31, 1999 $  99,000(3) $  9,900    150,000       Nil            Nil
 VP Exploration           June 30, 1999 $  99,000         Nil        Nil       Nil            Nil
                          June 30, 1998 $  90,000         Nil     15,000       Nil            Nil

R. G. "Jerry" Albertus..  Dec. 31, 1999 $ 110,000(3)      Nil        Nil       Nil        $55,000(2)
 President(2)             June 30, 1999 $ 110,000         Nil        Nil       Nil            Nil
                          June 30, 1998 $ 113,538         Nil    175,000       Nil            Nil

--------
(1) Michael D. Watford has served as President of the Corporation since December 4, 1999.
(2) R. G. "Jerry" Albertus has served as President of the Corporation from May 14, 1996 to December 3, 1999 and received a six months severance package in December, 1999.
(3) This represents an annual salary, even though the reporting period is six months.

Compensation of Directors

   Directors who are not officers of the Corporation are not currently paid any fees for their services as directors other than expenses for travel to the board meetings. During the year ended December 31, 1999, Michael Schoen was paid $3,000 for serving as an interim director from the period of September, 1999 to December 3, 1999. Other than Mr. Schoen, no compensation was paid or payable to directors or entities controlled by directors except for compensation paid to the Named Executive Officers as described above. Directors are also entitled to participate in the existing stock option plan of the Corporation and, if the 2000 Stock Incentive Plan is ratified and approved, will be entitled to automatic awards of options thereunder. See "2000 Stock Incentive Plan" below. As of December 31, 1999, options in respect of an aggregate of 600,000 Common Shares were outstanding in favour of current directors who are not officers of the Corporation.

Long-term Incentive Plan ("LTIP") Awards

   No LTIP awards were made to a Named Executive Officer during the most recently completed financial year.

Options and Stock Appreciation Rights ("SARs")

      OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                                                      Market Value of
                                          % of Total                    Securities
                                         Options/SARs                   Underlying
                             Securities   Granted to                  Options/SARs on
                               Under     Employees in   Exercise or     the Date of
                            Options/SARs  Financial     Base Price         Grant      Expiration
             Name           Granted (#)      Year     (Cdn$/Security) (Cdn$/Security)    Date
             ----           ------------ ------------ --------------- --------------- ----------
   Charlotte Kauffman......   150,000         11%          $1.20           $1.20      30 Nov 09
   Stephen Kneller.........   150,000         11%          $1.20           $1.20      30 Nov 09

--------
(1) Exercise price is based on the previous day's closing price on the Toronto Stock Exchange.

       AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
            FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

                                                                   Value of
                                                                  Unexercised
                                                                 in-the-Money
                            Securities             Unexercised   Options/SARs
                             Acquired  Aggregate Options/SARs at  at Dec 31,
                                on       Value    Dec 31, 1999      1999(1)
                             Exercise  Realized   Exercisable/   Exercisable/
             Name              (#)      ($) USD   Unexercisable  Unexercisable
             ----           ---------- --------- --------------- -------------
   Michael D. Watford......      Nil        N/A  825,000/825,000    Nil/Nil
   Charlotte Kauffman......      Nil        N/A      345,000/Nil    Nil/Nil
   Stephen Kneller.........      Nil        N/A      215,000/Nil    Nil/Nil
   R.G. "Jerry" Albertus
    (2)....................  300,000   $198,000      375,000/Nil    Nil/Nil

--------
(1) The closing price of the Corporation's Common Shares on December 31, 1999 was Cdn$0.98.
(2) R. G. Albertus ceased to be an officer and employee of the Corporation effective December 3, 1999.

Change in Responsibilities and Employment Contracts

   The Corporation has an employment contract with Michael D. Watford, the Chairman, Chief Executive Officer and President. The contract provides for an initial term of three years that will be automatically extended for successive one-year periods with a ninety day written notice for early termination. The Corporation's Compensation Committee will annually review Mr. Watford's compensation and will recommend to the Board of Directors for approval the appropriate adjustments, if any. Such adjustments shall be based on performance and then current market conditions for comparable positions. An annual incentive award is recommended by the Compensation Committee and approved by the Board. Mr. Watford received stock options for common stock of the Corporation, with an expiration period of ten years. The options will be vested over two years from January 29, 1999. The vesting will occur in four equal parts at six month intervals. The contract also provides for a retention bonus of $250,000 US for continued employment of two years. In the event Mr. Watford is terminated prior to the end of his contract other than for just cause, a severance package comprising 50% of Mr. Watford's salary would be paid. Should Mr. Watford be terminated due to sale or merger of the Corporation, 100% of his salary would be paid. The stock options at termination would vest according to the following schedule: (a) prior to six months of employment, he would receive one-fourth of the options; (b) for six months to a year of employment, he would receive the proportionate number of options equivalent to the number of months employed divided by 24 months; and (c) after one year, he would receive all the options.

Compensation Committee

   There is a Compensation Committee for the Corporation. The Corporation's executive compensation program is administered by the Compensation Committee. During the time period of July 1, 1999 to

December 3, 1999, the Compensation Committee consisted of Dr. William C. Helton, Mr. John Hislop, and Dr. G. Harold Laycraft, who were each directors of the Corporation. During the time period of December 4, 1999 to December 31, 1999, the compensation committee consisted of Dr. William C. Helton, Mr. John Hislop and Mr. Michael D. Watford. No member of the Compensation Committee had or has any relationship with the Corporation or its subsidiaries which requires disclosure under the "Indebtedness of Directors, Executive Officers, and Senior Officers" or "Interest of Insiders in Material Transactions", unless described in the relative sections herein.

Report on Executive Compensation

   The compensation policy of the Corporation for determining executive compensation is performance based and focuses on management's fundamental objective of maximizing long term shareholder value. The compensation practices are comprised of several components such as base salary and incentives which relate to specific accomplishments during the year which may be paid in cash and/or long term equity-based incentives in the form of stock options. To date, no specific formulae have been developed to assign specific weighting to each of these components. The Corporation's compensation philosophy is to foster entrepreneurship at all levels of the organization by generating long term equity-based incentives, through the granting of stock options, which is a significant component of executive compensation assuming the Corporation's Common Share price achieves good long term performance. The Compensation Committee uses third party compensation data to assist with salary determinations and to assist in assessing competitiveness. The Compensation Committee considers the amount and terms of outstanding options when determining whether and how many new option grants are to be made.

 Base Salary

   The Compensation Committee reviews and approves the salary ranges for the Corporation's employees. Comparative data is accumulated from a number of external sources including independent consultants. The policy for determining salary for executive officers is consistent with the administration of salaries for all other employees. Base salaries for executives are determined by assessment of sustained performances and consideration of competitive compensation levels for the markets in which the Corporation operates.

 Long Term Compensation

   The Corporation has a broad-based employee stock option plan. The plan is designed to encourage stock ownership and entreprenueurship on the part of all employees and, in particular, all executive officers. The plan aligns the interests of executive officers with shareholders by linking a significant component of executive compensation to the long term performance of the Corporation's Common Shares. Individual grants are determined by an assessment of an individual's current and expected future performance, level of responsibilities and the importance of his/her position with, and contribution to, the Corporation. The executive officers who are most involved in the evolution of the Corporation, be it through property acquisition, promotion or compliance, are the officers who are prioritized in terms of compensation. As such, Michael D. Watford is the officer who receives the greatest amount of compensation in terms of salary and option packages. These individuals have been primarily responsible to date for advancing the business of the Corporation.

Performance Graph

   The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the Toronto Stock Exchange 300 Composite Index. For this purpose, the yearly percentage change in the Corporation's cumulative total shareholder return is calculated by dividing the difference between the price for the Corporation's shares at the end and the beginning of the "measurement period" by the price for the Corporation's Common Shares at the beginning of the measurement period. "Measurement period" means the period beginning at the market close on the last trading day before the beginning of the Corporation's fifth preceding financial year, through and including the end of the Corporation's most recently completed financial year.



[PERFORMANCE GRAPH APPEARS HERE]
             TSE-300 Composite Index      Ultra Petroleum Corp.
1994                                            100
1995              112                            20
1996              141                           147
1997              159                           308
1998              154                            64
1999              200                            63

                       STATEMENT OF CORPORATE GOVERNANCE

General

   "Corporate Governance" refers to the process and structure used to direct and manage the business and affairs of a corporation. The objective is to enhance shareholder value, including ensuring the financial viability of the business. Corporate governance processes and structures define the division of power among the shareholders, the board of directors and management and establish ways to ensure accountability. They also take into account how the direction and management of the business will affect other stakeholders such as employees, customers, suppliers and communities.

   The TSE Committee on Corporate Governance in Canada issued a series of proposed guidelines for effective corporate governance (the "TSE Report"). The guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. The TSE has adopted as a listing requirement the disclosure by each listed Corporation, on an annual basis, of its approach to corporate governance with reference to the guidelines contained in the TSE Report. The following describes the Corporation's approach to corporate governance in relation to the guidelines contained in the TSE Report.

   The Corporation is not in compliance with all of the proposed corporate governance guidelines as in the past it did not believe, because of its size and nature of business, all of the guidelines were applicable. The Corporation in the future will attempt to more fully address all of the guidelines.

Stewardship of the Corporation

   The Board of Directors has implicitly and explicitly acknowledged its responsibility for the stewardship of the Corporation in the following ways.

 Strategic Planning and Identification of Risks

   Strategic planning is done on an ad hoc basis. Management of the Corporation provides an operational review of the Corporation to the Board of Directors quarterly. In connection therewith, the Board of Directors discusses various strategic matters and identifies business risks associated with the activities of the Corporation, as it considers appropriate.

 Senior Management

   In accordance with its legal responsibilities, the Board of Directors takes responsibility for appointing those members of senior management who become officers of the Corporation. Currently, the senior officers of the Corporation are Michael D. Watford, the Chairman, Chief Executive Officer and the President of the Corporation; Stephen Kneller, Vice-President of Exploration; Charlotte
H. Kauffman, Secretary and General Counsel; and Kristen Miller, Assistant Corporate Secretary. The Corporation has no formal succession plan.

 Communications Policy

   The Board of Directors has procedures in place to ensure effective communication between the Corporation, its shareholders, prospective investors and the public, including the dissemination of information on a regular and timely basis. Each of the Chief Executive Officer and President, Vice-President, and Business Development Manager dedicates a portion of his time to communicating with shareholders and prospective investors,as well as an Investor Relations and Corporate Affairs Representative who communicates with shareholders and prospective investors.

 Internal Control and Management Information Systems

   The Board of Directors is responsible for the Corporation's internal control and management information systems. Management has developed and maintains a system of internal controls and reporting to obtain reasonable assurance that the Corporation's assets are safeguarded, transactions are authorized and financial information available is reliable.

 Market Regulation

   The Board of Directors has adopted Disclosure, Confidentiality and Employee Trading Guidelines as recommended by the TSE. A copy of those Guidelines is available from the Corporation on request.

 Board Composition

   Pursuant to the TSE Report, an "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the Corporation, other than interests and relationships arising from shareholding.

   Two of the three individuals proposed for election to the Board by the shareholders at the 2000 annual meeting are "unrelated" directors. These "unrelated" directors are Dr.William C. Helton and John Hislop. Michael D. Watford is considered to be a "related" director. The Corporation considers John Hislop an unrelated director since it has been over two years since he was the President and CFO. The TSE Report also made a distinction between inside and outside directors. The TSE Report considers an "inside" director to be a director who is an officer or employee of the Corporation or any of its affiliates. Each of the named "unrelated" directors is also considered to be an "outside" director of the Corporation by virtue of the fact that none of them have worked for the Corporation, received remuneration from the Corporation in excess of director's fees and/or stock options nor have any of them entered into material contracts with the Corporation. The outside directors meet independently as necessary and at least twice a year. The Corporation does not have a "significant" shareholder as defined by the TSE Corporate Governance Guidelines as a shareholder with the ability to exercise a majority of votes for the election of directors.

 Independence from Management

   Mr. Watford serves as Chairman of the Board of Directors. The TSE Report states that the independence of a board is most simply assured by appointing a Chair who is not a member of management. The Board has considered the issue of an independent chair of the Board. In light of Mr. Watford's guidance in the successful development of the business of the Corporation, the Board considers him uniquely suited to fulfil the role of Chair at the meetings of the Board of Directors.

 Nominating and Corporate Governance Committee

   The Board of Directors does not have a Corporate Governance Committee currently in place. At present, in addition to those matters which must by law be approved by the Board, management seeks Board approval for any transaction which is out of ordinary course of business or could be considered to be material to the business of the Corporation.

   The Nominating Committee of the Corporation is comprised of Dr. William C. Helton and Mr. John Hislop, directors; and Mr. Michael D. Watford (Chair). This committee determines nominees to the Board of Directors.

 Assessment of Board and Committees

   The Board of Directors does not formally review individual board members or committee members and their contributions.

 Orientation and Education Programs

   The Corporation does not have a formal process of orientation or education program for new members of the Board.

 Size of Board

   The Board considers its size each year when it passes a resolution determining the number of directors to be appointed at each annual general meeting of shareholders. The Board has determined for the upcoming year that three directors is the appropriate number of directors, taking into account the number required to carry out duties effectively while maintaining a diversity of views and experience.

 Compensation Committee

   The Compensation Committee of the Corporation is comprised of three directors: Dr. William C. Helton (Chair), Mr. John Hislop and Mr. Michael D. Watford. This committee makes recommendations to the Board in respect of the compensation of senior executives as described above.

 Mandates

   The Corporation does not have specific mandates for its Board members as any matters which have not been delegated specifically to senior management or a committee are the responsibility of the full Board of Directors. The Corporation does not have specific mandates for the Chief Executive Officer and President given the size and scope of operations of the Corporation. The senior officers are responsible for the operations of the Corporation.

 Independence of Board

   The Board of Directors functions independently because a majority of the members of the Board are not involved in the management of the Corporation.

 Audit Committee

   The Audit Committee is comprised of three directors: Mr. John Hislop (Chair), Dr. William C. Helton and Mr. Michael D. Watford. The Audit Committee is responsible for review of both interim and annual financial statements for the Corporation. For the purposes of performing their duties, the members of the Audit Committee have the right, at all times, to inspect all of the books and financial records of the Corporation and its subsidiaries and to discuss with management and the external auditors of the Corporation any accounts, records and matters relating to the financial statements of the Corporation. The Audit Committee members meet periodically with management and annually with the external auditors.

 Engagement of Outside Advisors

   Individual directors may engage outside advisors with the authorization of the Board.

       INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

   No person who is or at any time during the most recently completed financial year was a director, executive officer or senior officer of the Corporation, no proposed nominee for election as a director of the Corporation, and no associate of any of the foregoing persons has been indebted to the Corporation or any of its subsidiaries, at any time since the commencement of the Corporation's last completed financial year. No guarantee, support agreement, letter of credit or other similar arrangement or understanding has been provided by the Corporation at any time since the beginning of the most recently completed financial year with respect to any indebtedness of any such person.

                    PARTICULARS OF MATTERS TO BE ACTED UPON

                             ELECTION OF DIRECTORS

   Each director of the Corporation is elected annually and holds office until the next Annual General Meeting of the shareholders unless that person ceases to be a director before then. In the absence of instructions to the contrary, the shares represented by proxy will, on a poll, be voted for the nominees herein listed. Management does not contemplate that any of the nominees set out below will be unable to serve as a director.

   The following table sets out the names of the persons to be nominated for election as directors, the positions and offices which they presently hold with the Corporation, their respective principal occupations and the number of shares of the Corporation which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Management Proxy Circular:

                                                                                       Common
                                                                                       Shares
                                                                                    Beneficially
                                                                                      Owned or
           Name and Position              Principal Occupation      Director Since   Controlled
           -----------------            ------------------------   ---------------- ------------
 JOHN HISLOP........................... President of Ultra          March 24, 1993    345,134
  Director                              Holdings, Inc. an
                                        investment holding
                                        company; President of
                                        Cubix Investments, Inc.,
                                        an investment holding
                                        company; Director of
                                        Gemini Energy Corp., a
                                        public resource company.

 DR. WILLIAM C. HELTON................. Medical Doctor;            August 12, 1994    378,329
  Director                              President of Enterprise
                                        Exploration & Production
                                        Inc., a private oil and
                                        gas exploration and
                                        development company.

 MICHAEL D. WATFORD.................... Former President, CEO      January 29, 1999    25,000
  Chairman of the Board, CEO & Director and Director of Nuevo
                                        Energy Co., a public
                                        resource company;
                                        Consultant in private
                                        business until Feb.
                                        1999; Chairman of the
                                        Board, Chief Executive
                                        Officer and President of
                                        the Corporation.

   The information as to shares beneficially owned or over which the above-named officers and directors exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective officers and directors individually.

                             APPOINTMENT OF AUDITOR

   The Board of Directors of the Corporation is recommending the re-appointment of KPMG Peat Marwick LLP, Chartered Accountants, to act as the Corporation's auditors in respect of the year ending December 31, 2000. KPMG Peat Marwick LLP is the successor firm to KPMG Peat Marwick Thorne, Lybrand, Chartered Accountants, which firm was first appointed as the Corporation's auditors at the meeting of the shareholders held on December 19, 1996. At the meeting, shareholders will be asked to consider and, if thought fit, approve the re-appointment of KPMG Peat Marwick LLP as auditors of the Corporation for the ensuing year. Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of KPMG Peat Marwick LLP, Chartered Accountants, as auditors of the Corporation, and to authorize the directors to fix their remuneration.

                                                                      APPENDIX I

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 20-F

                               ----------------

  Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934
       For the Transition Period from June 30, 1999 to December 31, 1999

                        Commission File Number: 0-29370

                             ULTRA PETROLEUM CORP.
             (Exact Name of Registrant as specified in its charter)

                             ULTRA PETROLEUM CORP.
                (Translation of Registrant's Name into English)

                            Yukon Territory, Canada
                (Jurisdiction of incorporation or organization)

                    16801 Greenspoint Park Drive, Suite 370
                              Houston, Texas 77060
                    (Address of principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act:
                                      None

Securities registered or to be registered pursuant to Section 12(g) of the Act:
                        Common Shares without par value
                                (Title of Class)

 Securities for which there is a reporting obligation pursuant to Section 15(d)
                                of the Act: None

   Indicate the number of outstanding shares of each of the Company's classes of capital or common stock as of December 31, 1999: 56,751,125 common shares without par value.

   Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                               YES  [X]  NO

   Indicate by check mark which financial statement item the registrant has elected to follow.
                          ITEM 17  [X]   ITEM 18

   Currency: All dollar amounts set forth in this report are in United States dollars, except where otherwise indicated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PART I....................................................................   1
  Item 1. Description of Business.........................................   1
  Item 2. Description of Property.........................................   7
  Item 3. Legal Proceedings...............................................   9
  Item 4. Control of Registrant...........................................   9
  Item 5. Nature of Trading Market........................................  10
  Item 6. Exchange Controls and Other Limitations Affecting Security
          Holders.........................................................  10
  Item 7. Taxation........................................................  11
  Item 8. Selected Financial Data.........................................  15
  Item 9. Management's Discussion and Analysis of Financial Condition and
          Results of Operations...........................................  16
  Item 9A. Quantitative and Qualitative Disclosures About Market Risk.....  19
  Item 10. Directors and Officers of Registrant...........................  19
  Item 11. Compensation of Directors and Officers.........................  20
  Item 12. Options to Purchase Securities From Registrant or
           Subsidiaries...................................................  20
  Item 13. Interest of Management In Certain Transactions.................  20
PART II...................................................................  21
  Item 14. Description of Securities to be Registered.....................  21
PART III..................................................................  21
  Item 15. Defaults Upon Senior Securities................................  21
  Item 16. Changes in Securities and Changes in Security for Registered
           Securities.....................................................  21
PART IV...................................................................  22
  Item 17. Financial Statements...........................................  22
  Item 18. Financial Statements...........................................  22
  Item 19. Financial Statements and Exhibits..............................  22

                                     PART I

Item 1. Description of Business.

General

   Ultra Petroleum Corp. (the "Company") was incorporated on November 14, 1979, under the laws of the Province of British Columbia, Canada. The Company continued into the Yukon Territory, Canada under Section 190 of the Business Corporations Act (Yukon Territory) on March 1, 2000. The Company explores for and develops oil and gas, primarily in the Green River Basin of southwest Wyoming, where it leases approximately 271,966 gross (200,088 net) acres covering approximately 410 square miles. The Company operates a well in Texas that is a marginal producer. The Company currently derives approximately 90% of its revenue from the sale of natural gas and approximately 10% from the sale of condensate.

   During the six months ended December 31, 1999, the Company drilled, caused to be drilled or purchased a total of 6 gross exploratory (3.125 net) wells. Four of these exploratory wells were considered productive and 2 wells were plugged and abandoned. Since December 31, 1999, the Company has not participated in the drilling of any new wells due to governmental restrictions on the Company's area of activity. (see Environmental Impact Statement) "Item 2--Description of Property."

   The Company plans to continue to obtain financing to enable field development, to use advanced technology to improve the Company's drilling success ratio, and to continue to search for ways to reduce finding and development costs. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Plan of Operations."

   In June, 1999, the Company sold an undivided fifty percent (50%) of its working interest in 15,760 net acres on the northern end of the Pinedale Anticline ("Mesa" or "Mesa Area") to Anschutz Wyoming Corporation ("Anschutz") and Questar Exploration and Production Company ("Questar"), the holder of a preferential right to purchase. Under the terms of the agreement with Questar, Questar was obligated to fund exploratory costs on behalf of the Company up to the amount of $7.6 million net to the Company's interest prior to December 31, 1999 (the "Carried Amount").

   During the six-month period ending December 31, 1999, Anschutz drilled 4 gross exploratory wells on their portion of the purchased acreage, of which 3 were successful and 1 was a dry hole. Total net cost to the Company was $2.8 million. During the same time period, Questar drilled 1 exploratory well but was not able to complete the well before winter lease stipulations were imposed. Questar paid to the Company $4.6 million of the unspent Carried Amount as of December 31, 1999. The Company is currently interpreting the results of a 77 square mile 3-D seismic survey across the Mesa Area of the Pinedale Anticline. The Company received the processed survey in February 2000. Subject to the Company's review of the seismic survey and the final results of the Environmental Impact Statement described below, the Company through its partner Questar plans to drill potentially as many as 8 gross exploratory wells in the Mesa Area.

   The Company has two wholly-owned subsidiaries through which it conducts its operations in the United States, Ultra Petroleum (USA) Inc., a Colorado corporation, and Ultra Resources, Inc., a Wyoming corporation.

Environmental Impact Statement

   In 1998, the U.S. Bureau of Land Management ("BLM") initiated a requirement for an Environmental Impact Statement ("EIS") for the Pinedale Anticline area in the Green River Basin. An EIS evaluates the effects an industry's activities will have on the environment in which the activity is proposed. This EIS encompasses approximately 200,000 gross acres under lease by the Company north of the Jonah Field, and where most of the Company's exploration and development is taking place. This environmental study includes an analysis of the geological and reservoir characteristics of the area plus the necessary environmental studies related to wildlife, surface use, socio-economic and air quality issues. It will play an important role in determining the Company's ability to develop its natural gas resources in the region. The preliminary draft of the EIS was issued in mid-September, and the draft EIS was issued mid-November, 1999. The final EIS is to be issued in late July, 2000. The draft provides for a great deal of flexibility for the operators, but will require continued up front planning before a company submits its application for a permit to drill on each well. The Record of Decision ("ROD") on the EIS is expected in August of 2000. Until the EIS is completed, the Company's development of its land position subject to the EIS will be limited to no additional surface locations, because all the locations allowed by the BLM during the EIS have been drilled. In addition to locations on federal lands, the Company co-owns leases on a significant area of state and privately owned lands in the vicinity of the Mesa that do not fall under the jurisdiction of the BLM and are not subject to the EIS process. Since the ROD is expected to be issued in August 2000, the Company anticipates sufficient locations for its drilling activities for the remainder of 2000.

   Further, in August, 1999 the BLM required an Environmental Assessment ("EA") for the Jonah Field where the Company owns three sections and has drilled 19 wells to date. An EA is a more limited environmental study than is conducted under an EIS. The BLM required an EA for the Jonah Field to evaluate allowing industry to drill wells on a smaller density than had been previously studied in the Jonah EIS which was completed in 1998. The Company will be allowed to infield drill on 40 acre spacing in the Jonah Field. The EA was completed in mid-June, 2000. The result of the EA is that the Company will be allowed to infield drill on 40 acre spacing in the Jonah Field. The Company plans to begin drilling development wells on the three sections within the Jonah Field area with approximately 11 gross wells planned for the remainder of the year.

Factors That May Affect Future Results

   Statements that are not historical facts contained in this report are forward-looking statements that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as: future availability of capital; development and exploration expenditures (including the amount and nature thereof); drilling of wells; timing and amount of future production of oil and gas; business strategies; operating costs and other expenses; cash flow and anticipated liquidity; prospect development and property acquisitions; and marketing of oil and gas. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described below in "Risk Factors," and in "Management's Discussion and Analysis of Financial Condition and Results of Operations." Cautionary Disclosures include, but are not limited to: general economic conditions; the market prices of oil and gas; the risks associated with exploration; the Company's ability to find, acquire, market, develop and produce new properties; operating hazards attendant to the oil and gas business; downhole drilling and completion risks that are generally not recoverable from third parties or insurance; the outcome of the Bureau of Land Management's EIS relating to the Company's core properties in the Green River Basin of southwest Wyoming; uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of exploration and development expenditures; potential mechanical failure or under performance of individually significant productive wells; the strength and financial resources of the Company's competitors; the Company's ability to find and retain skilled personnel; climatic conditions; labor relations; availability and cost of material and equipment; delays in anticipated start-up dates; environmental risks; the results of financing efforts; actions or inactions of third-party operators of the Company's properties; and regulatory developments. All statements attributable to the Company or persons acting on its behalf are expressly qualified in their entity by these Cautionary Disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

Risk Factors

   In addition to the risks set forth above and elsewhere in this report, the Company is subject to the following risks.

   Environmental Impact Statement. The BLM is preparing an Environmental Impact Statement ("EIS") relating to the area north of the Jonah Field in the Green River Basin of Wyoming where most of the Company's exploration and development is taking place. Many factors will be taken into account in the EIS, including factors that may limit the Company's ability to pursue development of its affected land position. Management believes that the EIS will define the development of the Pinedale Anticline and surrounding area. At this time it is not possible to predict the outcome of the EIS with reasonable certainty. Any adverse impact to the Company from the EIS could be particularly detrimental to the Company because its operations are concentrated in the Green River Basin. Until the EIS is completed, the Company's drilling and completion activities are curtailed as no additional drilling activity in this area is allowed until the ROD is issued. Production activities, however, have continued. The timing of future drilling will be impacted by the completion of the EIS and the timing of obtaining drilling permits after meeting various governmental regulations and requirements. In addition to locations on federal lands, the Company owns leases on a significant area of state and privately owned lands in the vicinity of the Mesa that do not fall under the jurisdiction of the BLM and are not subject to the EIS process. The Company intends to pursue all permitable activity on its leasehold interests. The Company anticipates that the EIS will be completed by August 2000 in time for a portion of the third quarter drilling period, but there is no assurance that this will be the case. The Company cannot guarantee the ultimate completion date of the EIS or that, when completed, the EIS will permit the Company to drill and develop wells according to its current plans.

   Ability to Replace Reserves. The Company's future success depends upon its ability to find, develop and acquire oil and gas reserves that are economically recoverable. As a result, the Company must locate and develop or acquire new oil and gas reserves to replace those being depleted by production. The Company must do this even during periods of low oil and gas prices when it is difficult to raise the capital necessary to finance these activities. Without successful exploration or acquisition activities, the Company's reserves, production and revenues will decline rapidly. No assurances can be made that the Company will be able to find and develop or acquire additional reserves at an acceptable cost.

   Marketability of Production. The ability to market oil and gas depends on numerous factors beyond the Company's control. These factors include: the extent of domestic production and imports of oil and gas; the proximity of gas production to gas pipelines; the availability of pipeline capacity; the demand for oil and gas by utilities and other end users; the availability of alternative fuel sources; the effects of inclement weather; state and federal regulation of oil and gas marketing; and federal regulation of gas sold or transported in interstate commerce. Because of these factors, the Company may be unable to market all of the oil and gas it produces. In addition, it may be unable to obtain favorable prices of the oil and gas it produces.

   Volatility of Oil and Gas Prices and Markets. The Company's revenues are determined, to a large degree, by prevailing prices for oil and gas. Historically, oil and gas prices and markets have been volatile and are likely to continue to be volatile. Prices for oil and gas are subject to wide fluctuations in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and numerous additional factors that are beyond the control of the Company. The Company derives its revenue principally from the sale of natural gas. The Company sells the majority of its gas in the open market at prevailing market prices, or pursuant to market-price contracts. The market price for gas is dictated by supply and demand, and the Company cannot predict or control the price it receives for its gas. Moreover, market prices for gas vary significantly by region. For example, natural gas in the Rocky Mountain region, where the Company produced approximately 99 percent of its gas during the six-month period ended December 31, 1999, historically sells for less than gas in the Midwest and Northeast. Accordingly, the Company's income and cash flows will be greatly affected by changes in gas prices and by regional pricing differentials. The Company will experience reduced cash flows and may experience operating losses when gas prices are low. Under extreme circumstances, the Company's gas sales may not generate sufficient revenue to meet the Company's financial obligations and fund its planned capital expenditures. Moreover, significant price decreases could negatively affect the Company's reserves by reducing the quantities of reserves that are recoverable on an economic basis, necessitating write downs to reflect the realizable value of the reserves in the low price environment.

   Concentration of Oil and Gas Operations. The Company's core assets, and the focus of its oil and gas operations, are in the Green River Basin of southwest Wyoming. During the two past fiscal years ended June 30, and continuing through fiscal 2000, nearly all of the Company's drilling activity has occurred or will occur in the Green River Basin, on its land position of 271,966 gross acres covering an area of approximately 410 square miles. The Company's concentration in this area, while considered a competitive advantage by the Company, entails risks as well. These risks include non-diversification of the Company's resources, exploration risks that are inherent in deep, tight gas resources (such as highly complex drilling and completion procedures that must be carefully executed), as well as significant environmental regulations and oversight by regulatory authorities in the Green River Basin. See "Environmental Impact Statement."

   Limited Financial Resources. The Company's ability to continue exploration and development of its properties and to replace reserves will be dependent upon its ability to continue to raise significant additional financing or obtain some other arrangements with industry partners in lieu of raising financing. Any arrangements that may be entered into could be expensive to the Company. There can be no assurance that the Company will be able to raise additional capital in light of factors such as the market demand for its securities, the state of financial markets for independent oil companies (including the markets for debt), oil and gas prices and general market conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations and Liquidity and Capital Resources" for a discussion of the Company's capital budget.

   The Company expects to continue using its bank credit facility to borrow funds to supplement its available cash. The amount the Company may borrow under the credit facility may not exceed a borrowing base determined by the lenders based on their projections of the Company's future production, future production costs and taxes, commodity prices and other factors. The Company cannot control the assumptions the lenders use to calculate the borrowing base. The lenders may, without the Company's consent, adjust the borrowing base at any time. If the Company's borrowings under the credit facility exceed the borrowing base, the lenders may require that the Company repay the excess. If this were to occur, the Company may have to sell assets or seek financing from other sources. The Company can make no assurances that it would be successful in selling assets or arranging substitute financing. For a description of the bank credit facility and its principal terms and conditions, see "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Liquidity and Capital Resources."

   Environmental and Other Governmental Regulation. Oil and gas operations are subject to various federal, state and local governmental regulations. The production, handling, transportation and disposal of oil and gas and their by-products are subject to regulation under federal, state and local environmental laws. To date, the Company has been required to expend significant resources in order to satisfy applicable environmental laws and regulations, and it may be assumed that the Company's costs of complying with these regulations will continue to be substantial. Compliance costs under existing legal requirements and under any new requirements that might be enacted could become material. Additional matters subject to governmental regulation include discharge permits for drilling operations, performance bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of oil and gas wells below actual production capacity in order to conserve supplies of oil and gas. Any move to curtail production or control prices could be materially detrimental to the Company.

   A significant percentage of the Company's operations are conducted on public lands. These operations are subject to a variety of on-site security regulations and other permits and authorizations issued by the Bureau of Land Management, the Wyoming Department of Environmental Quality and other agencies, and are subject to a number of other regulatory restrictions, such as winter lease stipulations and drilling limitations imposed by resource management plans. In order to drill wells in Wyoming on federal, state or privately-owned land, the Company is required to file an Application for Permit to Drill with the Wyoming Oil and Gas Commission. Drilling on acreage controlled by the federal government requires the filing of a similar application with the BLM. While the Company has been able to obtain required drilling permits to date, the Company cannot guarantee that permitting requirements will not adversely affect its ability to complete its drilling program at the cost and in the time period currently anticipated. On large-scale projects, lessees may be required to perform environmental impact statements to assess the environmental impact of potential development, which can delay project implementation and/or result in the imposition of environmental restrictions that could have a material impact on cost or scope. The BLM has currently imposed an EIS covering the area where a significant portion of the Company's prospects are located. See "-- Environmental Impact Statement."

   Likewise, the Company's compliance with environmental impact assessment regulations on federal leases can significantly delay the commencement of operations in the area and can limit the extent to which the leases may be developed.

   Interruption From Severe Weather. The Company's operations are conducted principally in the Rocky Mountain region. The weather in this area can be extreme and can cause interruption in the Company's exploration and production operations. Moreover, especially severe weather can result in damage to facilities entailing longer operational interruptions and significant capital investment. Likewise, the Company's Rocky Mountain operations are subject to disruption from winter storms and severe cold which can limit operations involving fluids and impair access to the Company's facilities. A portion of the Company's acreage is affected by winter lease stipulations that restrict the period of time during which operations may be conducted on the leases. The Company's leases that are affected by the winter stipulations prohibit drilling and completing activities from late November to mid-May, but do allow production activities all year round.

   The Company Invests Heavily in Exploration. The Company has historically invested a significant portion of its capital budget in drilling exploratory wells in search of unproved oil and gas reserves. The Company cannot be certain that the exploratory wells it drills will be productive or that it will recover all or any portion of its investments. In order to increase the chances for exploratory success, the Company often invests in seismic or other geoscience data to assist it in identifying potential drilling objectives. Additionally, the cost of drilling, completing and testing exploratory wells is often uncertain at the time of the Company's initial investment. Depending on complications encountered while drilling, the final cost of the well may significantly exceed that which the Company originally estimated. The Company expenses all direct costs of drilling an unsuccessful exploratory well in the period in which the well is determined not to be producible in commercial quantities.

   Operating Hazards and Uninsured Risks. The oil and gas business involves a variety of operating risks, including fire, explosion, pipe failure, casing collapse, abnormally pressured formations, and environmental hazards such as oil spills, gas leaks, and discharges of toxic gases. The occurrence of any of these events with respect to any property operated or owned (in whole or in part) by the Company could have a material adverse impact on the Company. The Company and the operators of its properties maintain insurance in accordance with customary industry practices and in amounts that management believes to be reasonable. However, insurance coverage is not always economically feasible and is not obtained to cover all types of operational risks. The occurrence of a significant event that is not fully insured could have a material adverse effect on the Company's financial condition.

   Drilling and Operating Risks. The Company's oil and gas operations are subject to all of the risks and hazards typically associated with drilling for, and production and transportation of, oil and gas. These risks include the necessity of spending large amounts of money for identification and acquisition of properties and for drilling and completion of wells. In the drilling of exploratory or development wells, failures and losses may occur before any deposits of oil or gas are found. The presence of unanticipated pressure or irregularities in formations, blow-outs or accidents may cause such activity to be unsuccessful, resulting in a loss of the Company's investment in such activity. If oil or gas is encountered, there can be no assurance that it can be produced in economic quantities sufficient to justify the cost of continuing such operations or that it can be marketed satisfactorily.

   Drilling Plans Subject to Change. This report includes descriptions of the Company's future drilling plans with respect to its prospects. A prospect is a property on which the Company's geoscientists have identified what they believe, based on available seismic and geological information, to be indications of hydrocarbons. The Company's prospects are in various stages of review. Whether or not we ultimately drill a prospect may depend on the following factors: receipt of additional seismic data or reprocessing of existing data; material changes in oil or gas prices; the costs and availability of drilling equipment; success or failure of wells drilled in similar formations or which would use the same production facilities; availability and cost of capital; changes in the estimates of costs to drill or complete wells; the Company's ability to attract other industry partners to acquire a portion of the working interest to reduce exposure to costs and drilling risks; decisions of the Company's joint working interest owners; and the results of the BLM's EIS. The Company will continue to gather data about its prospects, and it is possible that additional information may cause the Company to alter its drilling schedule or determine that a prospect should not be pursued at all.

   Conflicts of Interest. There is a conflict of interest to which one director of the Company is subject in connection with the operations of the Company. This director is engaged and will continue to be engaged in the search for oil and gas and oil and gas properties on behalf of entities outside of the Company, and situations may arise where this director will be in direct competition with the Company. One of the Company's directors and his associated company holds interests in certain properties in which the Company also has an interest. It is the Company's policy that conflicts will be dealt with in accordance with the relevant provisions of the Business Corporations Act (Yukon Territory). See "Item 13--Interest of Management in Certain Transactions."

   Uncertainty of Estimates of Reserves and Future Net Revenues. The financial statements included in this report contain estimates of the Company's oil and gas reserves and the discounted future net revenues from those reserves, as prepared by independent petroleum engineers and/or the Company. There are numerous uncertainties inherent in estimating quantities of proved oil and gas reserves, including many factors beyond the control of the Company. Those estimates are based on several assumptions that the United States Securities and Exchange Commission (the "SEC") requires oil and gas companies to use, for example, constant oil and gas prices. Such estimates are inherently imprecise indications of future net revenues. Actual future production, revenues, taxes, operating expenses, development expenditures and quantities of recoverable oil and gas reserves might vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the estimated quantity and value of reserves. In addition, the Company's reserves might be subject to revisions based upon future production, results of future exploration and development, prevailing oil and gas prices and other factors. Moreover, estimates of the economically recoverable oil and gas reserves, classifications of such reserves, and estimates of future net cash flows, prepared by different engineers or by the same engineers at different times, may vary substantially. Information about reserves constitutes forward-looking information. See "Factors That May Affect Future Results."

   Financial Reporting Impact of Full Cost Method of Accounting. The Company follows the full cost method of accounting for its oil and gas properties. A separate cost center is maintained for expenditures applicable to each country in which the Company conducts exploration and/or production activities. Under such method, the net book value of properties on a country by country basis, less related deferred income taxes, may not exceed a calculated "ceiling." The ceiling is the estimated after tax future net revenues from proved oil and gas properties, discounted at 10% per year. In calculating discounted future net revenues, oil and gas prices in effect at the time of the calculation are held constant, except for changes which are fixed and determinable by existing contracts. The net book value is compared to the ceiling on a quarterly basis. The excess, if any, of the net book value above the ceiling is required to be written off as an expense. Under SEC full cost accounting rules, any write-off recorded may not be reversed even if higher oil and gas prices increase the ceiling applicable to future periods. Future price decreases could result in reductions in the carrying value of such assets and an equivalent charge to earnings.

   Competition. The oil and gas industry is highly competitive. The Company competes in the areas of property acquisitions and the development and production of oil and gas with major oil companies and other independent oil and gas concerns, as well as with individual producers and operators. Many of these competitors have substantially greater financial and other resources than the Company.

Item 2. Description of Property.

   As of December 31, 1999, the Company owned developed oil and gas leases totaling 4,750 gross (1,621 net) acres of which 87.5% is located in the Green River Basin of Sublette County, Wyoming and the remaining 12.5% is located in Texas and Louisiana, plus associated production equipment. The Company owned undeveloped oil and gas leases totaling 267,216 gross (198,467 net) acres of which 98% is located in the Green River Basin of Sublette County, Wyoming and the remaining 2% is located in Texas. The Company's acreage in the Green River Basin is primarily covering the Pinedale Anticline and a large undeveloped block west of the Anticline. The Company also owns three sections in the Jonah Field. The acreage and other additional information concerning the Company's oil and gas operations are presented in the following tables. Holding costs of leases not held by production are approximately $280,000 for the fiscal year ending December 31, 2000.

Estimated Net Quantities of Oil and Gas and Standardized Measure of Future Net Cash Flows

   All of the Company's oil and gas reserves are located in the United States. Information concerning the estimated net quantities of all the Company's proved reserves, changes therein and the standardized measure of future net cash flows from such reserves as of December 31, 1999, is presented as unaudited supplementary information included in the consolidated financial statements included in this report. The estimates are based upon the reports of Netherland Sewell & Associates, an independent petroleum engineering firm, for the six-month period ending December 31, 1999. Gilbert Lausten Jung & Associates , an independent petroleum engineering firm provided the reports for each of the three fiscal years ended June 30, 1997 , 1998 and 1999. The Company elected to retain Netherland Sewell & Associates for review of its US asset base, because they are a US engineering firm with prior and ongoing experience in the Green River Basin of Sublette County, Wyoming where the Company's core assets are located. The Company has no long-term supply or similar agreements with foreign governments or authorities, and the Company does not own an interest in any reserves accounted for by the equity method.

Net Oil and Gas Production, Average Price and Average Production Cost

   The net quantities of gas and condensate produced and sold by the Company for each of the last three fiscal years, the average sales price per unit sold and the average production cost per unit are presented below.

                                            Gas and Condensate*
                            ---------------------------------------------------
                                                   Average
                               Net                Production   Gas
                            Condensate  Net Gas     Sales     Sales   Cost Per
   Fiscal Year Ended June   Production Production Price Per   Price  Equivalent
   30,                        (Bbls)     (MCF)       Bbl     Per MCF   MCF**
   ----------------------   ---------- ---------- ---------- ------- ----------
   1997....................    8,000     300,000    $21.68    $2.02    $0.25
   1998....................   14,000   1,800,000    $13.26    $1.81    $0.33
   1999....................   42,000   4,129,000    $15.95    $1.54    $0.32

   Six Months Ended
   December 31,
   ----------------
   1999....................   20,000   1,908,000    $21.69    $2.29    $0.38

--------
 * Equivalent barrels have been calculated on the basis of six thousand cubic feet (6 MCF) of natural gas equals one barrel of oil.
** Average production cost includes lifting costs, remedial workover expenses and production taxes.

Gross and Net Productive Wells

   As of December 31, 1999, the Company's total gross and net wells were as follows:

                                   Productive Wells*
           -------------------------------------------------------------------
                                  Gas and Condensate
           -------------------------------------------------------------------
           Gross Wells                                               Net Wells
           -----------                                               ---------
                52                                                     16.56

--------
* A gross well is a well in which a working interest is owned. The number of net wells represents the sum of fractional working interests the Company owns in gross wells. Productive wells are producing wells plus shut-in wells the Company deems capable of production.

Gross and Net Developed and Undeveloped Acres

   As of December 31, 1999, the Company had total gross and net developed and undeveloped oil and gas leasehold acres as set forth below. The developed acreage is stated on the basis of spacing units designated by state regulatory authorities.

                                                         Leasehold Acreage*
                                                     ---------------------------
                                                      Developed    Undeveloped
                                                     ----------- ---------------
                                                     Gross  Net   Gross    Net
                                                     ----- ----- ------- -------
   Louisiana........................................   430    13      --      --
   Texas............................................   160    40   3,684     747
   Wyoming.......................................... 4,160 1,568 263,532 197,720
                                                     ----- ----- ------- -------
   All States....................................... 4,750 1,621 267,216 198,467

--------
* Gross acres are those acres in which a working interest is owned. The number of net acres represents the sum of fractional working interests the Company owns in gross acres.

Exploratory Wells and Developed Wells

   For each of the three fiscal years ended June 30, 1999 and the six-month period ended December 31, 1999, the number of net wells drilled by the Company was as follows:

                                      Net Exploratory Net Development   Total
                                       Wells Drilled   Wells Drilled     Net
                                      --------------- ----------------  Wells
   Six Months Ended December 31,      Productive Dry  Productive Wells Drilled
   -----------------------------      ---------- ---- ---------- ----- -------
   1999..............................       0    1.00    1.70    .425   3.125

   Year Ended June 30,
   -------------------
   1999..............................    0.68    0.50    3.73       0    4.91
   1998..............................    2.93    1.60    3.44       0    7.97
   1997..............................    0.43       0    0.95       0    1.38

Recent Activities

   From January 1, 2000 through June 1, 2000, the Company did not participate in the drilling of any new wells within the Pinedale Anticline area due to restrictions placed on the area by the BLM for winter lease stipulations which prohibit drilling and completion activities from mid-November until mid-May as well as further restrictions imposed while the BLM conducts the Pinedale EIS. The BLM conducted and has completed the Jonah EA as of mid-June, 2000 and issued a Finding of No Significant Impact (FONSI) on June 15, 2000. The Jonah EA evaluated down-spacing the field to allow for a greater density of wells to be drilled within the area. The BLM's issuance of the FONSI allows operations to begin as soon as permits are granted by the BLM and the Wyoming Oil and Gas Commission.

Supply Contracts or Agreements

   The Company is not obligated to provide a fixed or determinable quantity of oil and gas in the future under any existing contract or agreement, beyond the short-term contracts customary in division orders and off lease marketing arrangements within the industry and the Company's agreement with Questar discussed above that provides for funding arrangements in return for production payments and gas deductions.

Reserve Estimates Filed with Agencies

   No estimates of total proved net oil and gas reserves for the fiscal year ended December 31, 1999 have been filed with any federal authority or agency. Other than the estimates of reserves at June 30, 1999, filed with the SEC, the Company did not file reserve reports with any other United States federal agencies within the past 12 months.

Item 3. Legal Proceedings.

   The Company is currently involved in various routine disputes and allegations incidental to its business operations. While it is not possible to determine the ultimate disposition of these matters, the Company, after consultation with legal counsel, believes that the final resolution of all such currently pending or threatened litigation is not likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

Item 4. Control of Registrant.

   To the knowledge of the Company, (i) the Company is not owned or controlled, directly or indirectly, by another corporation or by any foreign government and
(ii) there are no arrangements that may, at a subsequent date, result in a change of control of the Company.

   The following table sets forth each individual or entity which owns, of record and beneficially, directly or indirectly, or is known by the Company to own beneficially, directly or indirectly, more than 10% of any class of the Company's voting securities as of June 1, 2000.

                                                          Number of
                                                 Type of    Common
   Name and Address                             Ownership   Shares   Percentage
   ----------------                             --------- ---------- ----------
   Ultra Holdings, Inc.........................  Direct   13,000,000   22.90%
   609 West Hastings Street
   Suite 1100
   Vancouver, BC Canada
   V6B 4W4

   The following table sets forth the total amount of the Company's voting securities owned by the Company's executive officers and directors, as a group, as of June 1, 2000.

                                                              Amount  Percentage
   Title of Class                         Identity of Group    Owned   of Class
   --------------                        -------------------- ------- ----------
   Common............................... Officers & Directors 743,401   1.31%
                                         (six individuals)

Item 5. Nature of Trading Market.

   The common shares of the Company are listed and posted for trading on the Toronto Stock Exchange ("TSE"). The common shares were listed on the Vancouver Stock Exchange ("VSE") until December 31, 1998. The following table sets forth the high and low closing bid prices on the VSE through September 30, 1998 and on the TSE thereafter through December 31, 1999 and the volume of shares traded for the periods indicated.

   Quarter Ending                                         High   Low    Volume
   --------------                                         ----- ----- ----------
                                                                  ($CDN)
   March 31, 1998........................................ $7.30 $4.06 12,366,978
   June 30, 1998......................................... $5.65 $3.55 10,514,001
   September 30, 1998.................................... $3.85 $1.68  7,074,696
   December 31, 1998..................................... $2.02 $1.14  6,073,344
   March 31, 1999........................................ $1.54 $1.06  5,897,735
   June 30, 1999......................................... $1.37 $0.96  5,934,003
   September 30, 1999.................................... $2.00 $1.07  7,408,400
   December 31, 1999..................................... $1.49 $0.93  5,009,300

   On June 1, 2000 the closing bid price of the Company's common shares on the TSE was CDN $1.75 per share.

   To the best of the Company's knowledge, as of June 1, 2000, 21,995,454 of its common shares representing 38.79% of the common shares outstanding were held by 436 registered holders in the United States. The Company is not listed for trading on any securities exchange in the United States. The Company's common shares are not registered to trade in the United States in the form of American Depository Receipts or similar certificates.

Item 6. Exchange Controls and Other Limitations Affecting Security Holders.

   There are no governmental laws, decrees or regulations in Canada relating to restrictions on the import/export of capital affecting the remittance of interest, dividends or other payments to non-residential holders of the Company's shares. Any such remittances to United States residents, however, may be subject to a 15% withholding tax pursuant to Article X of the reciprocal tax treaty between Canada and the United States. See Item 7--Taxation.

   Except as provided in the Investment Canada Act (the "Act"), there are no limitations under the laws of Canada or in the charter or any other constituent documents of the Company on the right of foreigners to hold and/or vote the shares of the Company. The Act requires a non-Canadian making an investment to acquire control of a Canadian business, the gross assets of which exceed certain defined threshold levels, to file an application for review with Investment Canada, the federal agency created by the Act. As a result of the Canada-U.S. Free Trade Agreement, the Act was amended in January 1989 to provide distinct threshold levels for Americans who acquire control of a Canadian business. A Canadian business is defined in the Act as a business carried on in Canada that has a place of business in Canada, an individual or individuals in Canada who are employed or self-employed in connection with the business, and assets in Canada used in carrying on the business.

   An American, as defined in the Act, includes: an individual who is an American national or a lawful permanent resident of the United States; a government or government agency of the United States; and American-controlled entity, corporation or limited partnership; and a corporation, limited partnership or trust which is not controlled in fact through ownership of its voting interests of which two-thirds of its board of directors, general partners or trustees, as the case may be, are any combination of Canadians and Americans.

   The following investments by a non-Canadian are subject to review by Investment Canada:

     (a) all direct acquisitions of control of Canadian businesses with assets of $5 million or more;

     (b) all indirect acquisitions of control of Canadian businesses with assets of $50 million or more if such assets represent less than 50% of the value of the assets of the entities, the control of which is being acquired; and

     (c) all indirect acquisitions of control of Canadian businesses with assets of $5 million or more if such assets represent more than 50% of the value of the assets of the entities, the control of which is being acquired.

   Review is required when investments by Americans exceeds $150 million for direct acquisitions of control. For purposes of the Act, direct acquisition of control means, a purchase of the voting interest in a corporation, partnership, joint venture or trust carrying on a Canadian business, or any purchase of all or substantially all of the assets used in carrying on a Canadian business; indirect acquisition of control means, a purchase of the voting interest of a corporation, partnership, joint review or trust, whether a Canadian or foreign entity, which controls a corporation, partnership, joint venture or trust company carrying on a Canadian business in Canada.

   The acquisition of certain Canadian businesses is excluded from the higher thresholds set out for Americans. These excluded businesses include oil, gas, uranium, financial services (except insurance); transportation services and cultural services (i.e., the publication, distribution or sale of books, magazines, periodicals (other than printing or typesetting businesses), music in print or machine readable form, radio, television, cable and satellite services; the publication, distribution, sale of exhibitions of film or video recordings or audio or video music recordings). Direct or indirect acquisitions of control of these excluded business are reviewable at the $5 and $50 million thresholds.

   A non-Canadian shall not implement an investment reviewable under the Act unless the investment has been reviewed and the Minister responsible for Investment Canada is satisfied or is deemed to be satisfied that the investment is likely to be of net benefit to Canada. The factors to be taken into account include:

     1. The effect of the investment on the legal and economic activities in Canada, including the effect on employment and resource processing, on the utilization of particular components and services produced in Canada, and on exports from Canada;

     2. The degree and significance of participation by Canadians in the Canadian business;

     3. The effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada;

     4. The effect of the investment on competition within an industry or industries in Canada; and

     5. The compatibility of the investment with national industrial economic or cultural policies enunciated by the federal government or legislation or the legislature or government of any Province likely to be significantly affected by the investment.

   A non-Canadian or American making the following investments: (i) an investment to establish a new Canadian business; and (ii) an investment to acquire control of a Canadian business which investment is not subject to review under the Act, must notify Investment Canada, within prescribed time limits, of such investments.

Item 7. Taxation.

   The following is a summary of the principal Canadian federal income tax considerations generally applicable in respect of the common shares. The tax consequences to any particular holder of common shares will vary according to the status of that holder as an individual, trust, corporation, or member of a partnership, the jurisdiction in which that holder is subject to taxation, the place where the holder is resident and, generally, according to that holder's particular circumstances. This summary is applicable only to holders who are resident in the United States, have never been resident in Canada, hold their common shares as capital property and will not use or hold the common shares in carrying on business in Canada.

   The following general discussion respecting taxation is based upon the Company's advice from its auditors and lawyers. No opinion was requested by the Company or provided by such auditors and lawyers.

   Generally, dividends paid by Canadian corporations to non-resident shareholders are subject to a withholding tax of 25% of the gross amount of such dividends. However, Article X of the reciprocal tax treaty between Canada and the United States reduced to 15% the withholding tax on the gross amount of dividends paid to residents of the United States. The treaty provides a further reduction in the withholding tax rate on the gross amount of dividends to 6% for dividends paid in 1996 and 5% for dividends paid thereafter where a U.S. corporation owns at least 10% of the voting stock of the Canadian corporation paying the dividends.

   A non-resident who holds shares of the Company as capital property will not be subject to tax on capital gains realized on the disposition of such shares unless such shares are "taxable Canadian property" within the meaning of the Income Tax Act (Canada) and no relief is afforded under any applicable tax treaty. The shares of the Company would be taxable Canadian property of a non-resident if at any time during the five year period immediately preceding a disposition by the non-resident of such shares not less than 25% of the issued shares of any class of the Company belonged to the non-resident, any person with whom the non-resident did not deal at arm's length, or to the non-resident and any person with whom the non-resident did not deal at arm's length.

Certain United States Federal Income Tax Consequences

   The following discussion is based upon the sections of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, published Internal Revenue Service ("IRS") rulings, published administrative positions of the IRS and court decisions that are currently applicable, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time. This discussion does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation that, if enacted, could be applied, possibly on a retroactive basis, at any time. The following discussion is for general information only and it is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of shares of the Company and no opinion or representation with respect to the United States Federal income tax consequences to any such holder or prospective holder is made. Accordingly, holders and prospective holders of shares of the Company should consult their own tax advisors about the Federal, state, local and foreign tax consequences of purchasing, owning and disposing of shares of the Company.

U.S. Holders

   As used herein, a "U.S. Holder" includes a holder of shares of the Company who is a citizen or resident of the United States, a corporation created or organized in or under the laws of the United States or of any political subdivision thereof, any entity that is taxable as a corporation for U.S. tax purposes and any other person or entity whose ownership of shares of the Company is effectively connected with the conduct of a trade or business in the United States. A U.S. Holder does not include persons subject to special provisions of Federal income tax law, such as tax exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, nonresident alien individuals or foreign corporations whose ownership of shares of the Company is not effectively connected with conduct of trade or business in the United States, shareholders who acquired their stock through the exercise of employee stock options or otherwise as compensation and shareholders who hold their stock as ordinary assets and not as capital assets.

Distributions on Shares of the Company

   U.S. Holders receiving dividend distributions (including constructive dividends) with respect to shares of the Company are required to include in gross income for United States Federal income tax purposes the gross amount of such distributions to the extent that the Company has current or accumulated earnings and profits as defined under U.S. Federal tax law, without reduction for any Canadian income tax withheld from such distributions. Such Canadian tax withheld may be credited, subject to certain limitations, against the U.S. Holder's United States Federal income tax liability or, alternatively, may be deducted in computing the U.S. Holder's United States Federal taxable income by those who itemize deductions. (See more detailed discussion at "Foreign Tax Credit" below). To the extent that distributions exceed current or accumulated earnings and profits of the Company, they will be treated first as a return of capital up to the U.S. Holder's adjusted basis in the shares and thereafter as gain from the sale or exchange of the shares. Preferential tax rates for net capital gains are applicable to a U.S. Holder that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation.

   Dividends paid on the shares of the Company will not generally be eligible for the dividends received deduction provided to corporations receiving dividends from certain United States corporations. A U.S. Holder that is a corporation may, under certain circumstances, be entitled to a 70% deduction of the United States source portion of dividends received from the Company (unless the Company qualifies as a "foreign personal holding company" or a "passive foreign investment company," as defined below) if such U.S. Holder owns shares representing at least 10% of the voting power and value of the Company. The availability of this deduction is subject to several complex limitations that are beyond the scope of this discussion.

Foreign Tax Credit

   A U.S. Holder who pays (or has withheld from distributions) Canadian income tax with respect to the ownership of shares of the Company may be entitled, at the option of the U.S. Holder, to either a deduction or a tax credit for such foreign tax paid or withheld. Generally, it will be more advantageous to claim a credit because a credit reduces United States Federal income taxes on a dollar-for-dollar basis, while a deduction merely reduces the taxpayer's income subject to tax. This election is made on a year-by-year basis and applies to all foreign taxes paid by (or withheld from) the U.S. Holder during that year. There are significant and complex limitations that apply to the credit, among which is the general limitation that the credit cannot exceed the proportionate share of the U.S. Holder's United States Federal income tax liability that the U.S. Holder's foreign source income bears to his or its worldwide taxable income. In the determination of the application of this limitation, the various items of income and deduction must be classified into foreign and domestic sources. Complex rules govern this classification process. There are further limitations on the foreign tax credit for certain types of income such as "passive income," "high withholding tax interest," "financial services income," "shipping income," and certain other classifications of income. The availability of the foreign tax credit and the application of the limitations on the credit are fact specific and holders and prospective holders of shares of the Company should consult their own tax advisors regarding their individual circumstances.

Disposition of Shares of the Company

   A U.S. Holder will recognize a gain or loss upon the sale of shares of the Company equal to the difference, if any, between (i) the amount of cash plus the fair market value of any property received, and (ii) the shareholder's tax basis in the shares of the Company. This gain or loss will be a capital gain or loss if the shares are a capital asset in the hands of the U.S. Holder, and will be a short-term or long-term capital gain or loss depending upon the holding period of the U.S. Holder. Gains and losses are netted and combined according to special rules in arriving at the overall capital gain or loss for a particular tax year. Deductions for net capital losses are subject to significant limitations. For U.S. Holders which are individuals, any unused portion of such net capital loss may be carried over to be used in later tax years until such net capital loss is thereby exhausted. For U.S. Holders which are corporations (other than corporations subject to Subchapter S of the Code), an unused net capital loss may be carried back three years for the loss year and carried forward five years from the loss year to be offset against capital gains until such net capital loss is thereby exhausted.

Other Considerations

   In the following circumstances, the above sections of this discussion may not describe the United States Federal income tax consequences resulting from the holding and disposition of shares of the Company.

   Foreign Personal Holding Company. If at any time during a taxable year more than 50% of the total combined voting power or the total value of the Company's outstanding shares is owned, directly or indirectly, by five or fewer individuals who are citizens or residents of the United States and 60 % or more of the Company's gross income for such year was derived from certain passive sources (e.g., from dividends received from its subsidiaries), the Company would be treated as a "foreign personal holding company." In that event, U.S. Holders that hold shares of the Company would be required to include in gross income for such year their allowable portions of such passive income to the extent the Company does not actually distribute such income.

   Foreign Investment Company. If 50% or more of the combined voting power or total value of the Company's outstanding shares are held, directly or indirectly, by citizens or residents of the United States, United States domestic partnerships or corporations, or estates or trusts other than foreign estates or trusts (as defined by Code Section 7701 (a)(31)), and the Company is found to be engaged primarily in the business of investing, reinvesting, or trading in securities, commodities, or any interest therein, it is possible that the Company might be treated as a "foreign investment company" as defined in Section 1246 of the Code, causing all or part of any gain realized by a U.S. Holder selling or exchanging shares of the Company to be treated as ordinary income rather than capital gain.

   Passive Foreign Investment Company. As a foreign corporation with U.S. Holders, the Company could potentially be treated as a passive foreign investment company ("PFIC"), as defined in Section 1297 of the Code, if 75% or more of its gross income in a taxable year is passive income, or the average percentage of the Company's assets (by value) during the taxable year which produce passive income or which are held for production of passive income is at least 50%. Passive income is generally defined to include gross income in the nature of dividends, interest, royalties, rents and annuities; excess of gains over losses from transactions in commodities (other than certain transactions in commodities by producer, processor, merchant or handler of such commodities); certain foreign currency gains; and other similar types of income. Upon any excess distribution (as defined in Section 1291 (b) of the Code) with respect to, or gain from the disposition of, shares of a PFIC, U.S. Holders owning such shares are subject to an additional tax and to an interest charge on such excess distribution or gain based on the value of deferral of tax for the period during which the shares of the PFIC are owned, in addition to treatment of any gain realized on the disposition of shares of the PFIC as ordinary income rather than as a capital gain. However, if the U.S. Holder makes a timely election to treat a PFIC as a qualified electing fund ("QEF") with respect to such shareholder's interest therein, the above-described rules generally will not apply. Instead, the electing U.S. Holder would include annually in his gross income his pro rata share of the PFIC's ordinary earnings and any net capital gain regardless of whether such income or gain was actually distributed. A U.S. Holder of a QEF can, however, elect to defer the payment of United States Federal income tax on such income inclusions. In the alternative, if the stock of the PFIC is marketable stock and the U.S. Holder elects market-to-market treatment, the above-described rules generally will not apply. Instead, each year the U.S. Holder will include in gross income any increase in the value of such stock, and generally will deduct from gross income any decrease in the value of such stock. Special rules apply to U.S. Holders who own their interests in a PFIC through intermediate entities or persons.

   Controlled Foreign Corporation. If more than 50% of the voting power of all classes of stock or the total value of the stock of the Company is owned, directly or indirectly, by citizens or residents of the United States, United States domestic partnerships and corporations or estates or trusts other than foreign estates or trusts, each of whom own 10% or more of the total combined voting power of all classes of stock of the Company ("United States shareholder"), the Company could be treated as a "controlled foreign corporation" under Subpart F of the Code. This classification would effect many complex results including the required inclusion by such United States shareholders in income of their pro rata share of "Subpart F income" (as specially defined by the Code) of the Company. In addition, under Section 1248 of the Code, a gain from the sale or exchange of shares by a U.S. Holder who is or was a United States shareholder at any time during the five year period ending with the sale or exchange is treated as ordinary dividend income to the extent of earnings and profits of the Company attributable to such stock accumulated while the U.S. Holder held such stock and the Company was a controlled foreign corporation. Because of the complexity of Subpart F, and because it is not clear that Subpart F would apply to the U.S. Holders of shares of the Company, a more detailed review of these rules is outside of the scope of this discussion.

   The foregoing summary is a general discussion of the material United States Federal income tax considerations to U.S. holders of shares of the Company under current law. It does not discuss all the tax consequences that may be relevant to particular holders in light of their circumstances or to holders subject to special rules, such as tax-exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, non-resident alien individuals or foreign corporations whose ownership of shares of the Company is not effectively connected with the conduct of a trade or business in the United States, shareholders who acquired their stock through the exercise of employee stock options or otherwise as compensation, shareholders who hold their stock as ordinary assets and not capital assets and any other non-U.S. holders. In addition, U.S. holders may be subject to state, local or foreign tax consequences. This discussion is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of shares of the Company and no opinion or representation with respect to the United States Federal income tax consequences to any such holder or prospective holder is made. Holders and prospective holders should therefore consult with their own tax advisors with respect to their particular circumstances. This discussion covers all material tax consequences.

Item 8. Selected Financial Data

   The selected financial data set forth below, presented in accordance with Canadian generally accepted accounting principles and denominated in U.S. dollars, should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                            Six Month Period                    Years Ended June 30,
                         ------------------------  --------------------------------------------------
                          Dec. 31,     Dec. 31,
                            1999         1998         1999         1998         1997         1996
                         -----------  -----------  -----------  -----------  -----------  -----------
Gross Revenue........... $ 4,785,811  $ 3,131,443  $ 7,022,338  $ 3,645,511  $   440,142  $   273,466
Net (Loss) Revenue......  (1,563,551)  (6,723,219)  (8,930,165) (10,572,359)  (1,096,489)  (1,255,727)
Loss per common share...       (0.03)       (0.12)       (0.16)       (0.26)       (0.04)       (0.08)
Share Capital...........  50,666,631   50,297,448   50,485,327   32,312,036   20,133,202   10,761,671
Special Warrants........         -0-          -0-          -0-   17,600,442    5,072,166          -0-
Total Assets............  38,062,649   46,017,473   38,461,878   56,137,341   22,542,053    8,955,800
Long-Term Liabilities...   8,766,646    8,750,000    7,450,000   10,695,654          -0-          -0-
Shareholders' Equity....  25,632,233   29,033,557   27,014,480   35,317,797   21,237,046    7,962,339

   Had the foregoing selected financial data been presented in accordance with U.S. generally accepted accounting principles, the data presented would be as follows:

                            Six Month Period                    Years Ended June 30,
                         ------------------------  --------------------------------------------------
                          Dec. 31,     Dec. 31,
                            1999         1998         1999         1998         1997         1996
                         -----------  -----------  -----------  -----------  -----------  -----------
Gross Revenue........... $ 4,785,811  $ 3,131,443  $ 7,022,338  $ 3,645,511  $   440,142  $   273,466
Net (Loss) Revenue......  (1,563,551)  (6,723,219)  (8,930,166) (10,572,359)  (1,096,489)  (1,255,727)
Loss per common share...       (0.03)       (0.12)       (0.16)       (0.18)       (0.03)       (0.08)
Share Capital...........  51,860,343   51,491,160   51,679,039   33,505,748   21,326,914   11,955,383
Special Warrants........         -0-          -0-          -0-   17,600,442    5,072,166          -0-
Total Assets............  38,049,721   46,004,545   38,448,950   56,124,413   22,529,125    8,942,872
Long-Term Liabilities...   8,766,646    8,750,000    7,450,000   10,695,654          -0-          -0-
Shareholders' Equity....  25,463,034   28,864,358   26,845,281   35,202,598   21,067,847    7,853,796

   The Company has never paid cash dividends on its common shares and does not expect to do so for the foreseeable future. The Company intends to use retained earnings to finance growth of its business.

Item 9. Management's Discussion and Analysis of Financial Condition and Results of Operations.

   The following discussion of the financial condition and operating results of the Company should be read in conjunction with consolidated financial statements and related notes of the Company. Except as otherwise indicated all amounts are expressed in U.S. dollars.

   Since its entry into the oil and gas industry in 1993, the Company has continued to raise capital for its exploration and development programs, most of which are based in the United States. Substantially all of the oil and gas activities are conducted jointly with others and, accordingly, the amounts reflect only the Company's proportionate interest in such activities.

   Inflation has not had a material impact on the Company's results of operations and is not expected to have a material impact on the Company's results of operations in the future.

Results of Operations--Six Month Period Ended December 31, 1999 Compared to Six Month Period Year Ended December 31, 1998

   Oil and gas revenues increased to $4.8 million for the six-month period ending December 31, 1999 from $3.1 million for the same period in 1998. The Company incurred a net loss of $1.5 million for the six-month period ending December 31, 1999 compared to a net loss of $6.7 million for the same period in 1998. The increase in gross revenues was attributable to an increase in both the Company's production and the increase in prices received for that production. During this period, the Company's cumulative production increased to 1.90 Bcf of gas, and 20.0 thousand barrels of condensate, up from 1.76 Bcf of gas, and 9.43 thousand barrels of condensate for the same period in 1998. During the six-month period ending December 31, 1999, the average product prices were $2.29 per Mcf and $21.69 per barrel, compared to $1.72 per Mcf and $11.77 per barrel for the same period in 1998.

   During the six-month period ending December 31, 1999 production expenses and taxes increased to $1.3 million from $1.2 million in 1998. Direct lease operating expenses decreased to $0.3 million in 1999 from $0.4 million in 1998 and on a unit of production basis, to $0.136 per Mcfe in 1999, from $0.225 per Mcfe in 1998. This reduction was primarily attributable to the effects of restructuring operations and reductions in operating field staff. Production taxes for this period in 1999 were $0.5 million, compared to $0.25 million in 1998 or $0.238 per Mcfe in 1999, from $0.143 per Mcfe in 1998. Production taxes are calculated based on a percentage of revenue from production. Therefore, higher production and higher prices contributed to the increases.

   Depletion and depreciation expenses remained relatively constant from the six-month period ending December 31, 1999 to the same period in 1998. On a unit basis, such expenses decreased to $0.578 per Mcf, from $0.648 in 1998 primarily as a result of increases in proved reserves.

   General and administrative expenses decreased 58% to $1.7 million during the six-month period ending December 31, 1999 from $4.0 million for the same period in 1998. The decrease was attributable to the restructuring implemented during 1999. Net interest expense for the period increased to $0.3 million in 1999 from $0.1 million in 1998. This increase was attributable to both the increase in borrowings under the senior credit facility and reduction in cash balances earning interest. In November 1999, the Company settled litigation relating to the plugging and abandonment of the White Estate No. 1 well. The settlement and legal costs relating to this litigation totaled $1.9 million.

Results of Operations--Fiscal Year Ended June 30, 1999 Compared to Fiscal Year Ended June 30, 1998

   The Company incurred a net loss of $8.9 million for the year ended June 30, 1999 compared to a net loss of $10.6 million for the year ended June 30, 1998. Oil and gas revenues increased to $7.0 million in fiscal 1999 from $3.6 million in 1998. This was directly attributable to the Company's drilling and completion activities in the Green River Basin of Wyoming. The Company's annual production increased to 4.1 Bcf of gas and 41.9 thousand barrels of condensate during 1999, up from 1.8 Bcf of gas and 14.0 thousand barrels of condensate during 1998. During 1999 the average product prices received were $1.54 per Mcf and $15.95 per barrel, compared to an average of $1.81 per Mcf and $13.26 per barrel in 1998.

   Depletion and depreciation expense increased to $1.8 million in 1999 from $1.4 million in 1998. The increase in depletion and depreciation expense was attributable to increased production. The per mcf equivalent oil and gas depletion and depreciation rate fell to $0.41 in 1999. The decline in the per mcfe depletion and depreciation rate was attributable to the effects of the ceiling test write-down of $3.4 million incurred in December, 1998, additions to reserves and reduced finding and development costs. The book value of oil and gas properties was $33.2 million at June 30, 1999, compared to $37.3 million at June 30, 1998. The causes of this decrease were the sale and write-downs of oil and gas properties and the costs of drilling of additional wells.

   Direct lease operating expenses increased to $0.9 million in 1999 from $0.25 million in 1998. Production taxes and gathering fees increased to $1.7 million in 1999 from $0.7 million in 1998. Both increases were directly attributable to increases in production in the Green River Basin of Wyoming.

   During 1999, the Company recognized a property impairment charge of $3.4 million, as a result of the capitalized cost of oil and gas properties exceeding a "ceiling" on such costs computed in accordance with GAAP. This impairment was caused by the lower commodity prices at December 31, 1998. The ceiling test impairment is a direct line item on the income statement. In June 1999, the Company sold a working interest in certain undeveloped leaseholds for $5 million in cash, which had been split between proven and unproven properties and $8.2 million in carried work commitments which reduced the carrying value of unproven properties. The $ 8.2 million in carried work commitments will not be reflected on the books until they are incurred which will be in December 1999.

   General and administrative expenses increased to $5.8 million in 1999 from $3.4 million in 1998. This increase in total general and administrative expenses was primarily attributable to increases in staffing and activity during the first and second quarters of fiscal 1999. During the third and fourth quarters, the Company implemented a restructuring plan to reduce general and administrative expenses. During fiscal 1999, the Company wrote-off $2.0 million of debt that had been on the books in excess of two years. These debts were owed primarily by junior joint venture partners for amounts expended by the Company in drilling farm-out prospects on these partners' behalf for which the Company was never reimbursed. The Company evaluated the ability of the joint venture partners to repay the debts and determined that repayment was unlikely.

   Included in unproven properties is $2.5 million of prepaid environmental costs, which relate to the Company's agreement to purchase specified nitrogen oxide emission off-sets. These off-sets are to be utilized by the Company in the future development of its oil and gas properties in the Mesa Area as the asset that will generate the off-sets is under construction. Of the total payment, $2.0 million was in the form of a note that bears interest at 10% payable in installments of $.75 million and $1.25 million on July 15, 1999 and 2000, respectively. The $0.2 million of interest on this note at June 30, 1999 has been capitalized as part of the prepaid environmental cost.

Results of Operations--Fiscal Year Ended June 30, 1998 Compared to Fiscal Year Ended June 30, 1997

   The Company incurred a net loss of $10.6 million on oil and gas revenues of $3.6 million for the fiscal year ended June 30, 1998. This compares to a net loss of $1.1 million on oil and gas revenues of $0.4 million for the fiscal year ended June 30, 1997.

   Increases in revenue were attributable to the Company's drilling and completion activities in the Green River Basin of southwest Wyoming and partially offset by declines in product prices. During fiscal 1998 the average product prices received were $1.81 per Mcf of gas and $13.26 per barrel of condensate, compared to an average of $2.02 per Mcf and $21.68 per barrel in fiscal 1997.

   The Company's annual production increased to 1.8 Bcf of gas and 14,000 barrels of condensate during fiscal 1998, up significantly from 300 MMcf of gas and 8,000 barrels of condensate during fiscal 1997 due to the Company's drilling and completion activities in the Green River Basin.

   Oil and gas depletion and depreciation expenses rose to $1.2 million in fiscal 1998 from $60,600 in fiscal 1997. This increase was attributable to increases in production and increases in the Company's spending on property acquisitions in 1998. At June 30, 1998 the carrying value of oil and gas properties was $37.4 million, up from $16.3 million at June 30, 1997. This increase was mainly attributable to property acquisition and exploration activities in the Green River Basin. This increase was offset by $8.2 million of accounting charges associated with property writedown costs. See the discussion below and note 3 to the consolidated financial statements.

   Oil and gas production expenses consisted of operating expenses and production taxes. Operating expenses increased to $0.25 million in fiscal 1998 from $52,660 in fiscal 1997. Production taxes, including gathering fees, increased to $.7 million in fiscal 1998 from $25,000 in fiscal 1997. Both increases are directly attributable to the Company's drilling and completion activities in the Green River Basin.

   During fiscal 1998, the Company recognized a property impairment charge of $2.1 million, as a result of the capitalized costs of oil and gas properties exceeding a "ceiling" on such costs computed in accordance with prescribed accounting guidelines. This writedown, and the loss on abandonment of properties of $6.1 million, was directly attributable to the oil and gas properties of Ultra Petroleum (USA) Inc. and the decision to plug and abandon its White Estates #1 property in Texas. This sour gas well was a source of growing safety and environmental concern. As a result, reserves associated with the property and present value included in prior statements were written down.

   General and administrative expenses increased to $3.9 million in fiscal 1998 from $1.4 million in fiscal 1997. This increase in total general and administrative expenses was primarily caused by the cost associated with establishment of a United States operating company and the increase in the number of employees and associated costs required to support the Company's leasehold acquisition, drilling programs, environmental compliance and regulatory compliance.

Plan of Operations

   The Company's goal for the fiscal year ending December 31, 2000 is to drill 18 gross (9.91 net) wells in the Green River Basin, consisting of both Pinedale Anticline wells, and 40 acre down-spacing wells in the Jonah field. The Pinedale Anticline wells are subject to finalization of the EIS and issuance of the ROD. The 40 acre down-spacing wells of the Jonah field was subject to the final issuance of the Environmental Assessment / Finding of No Significant Impact by the Bureau of Land Management which was issued June 15, 2000. The Company will begin drilling in the Jonah Field upon the issuance of permits by the BLM and Wyoming Oil and Gas Commission. The finalization of the EIS with the issuance of the ROD is expected by August, 2000, whereafter drilling operations on the Pinedale Anticline can commence. The Company has had no drilling or completion activity since December 31, 1999. The Company received its 77 square mile 3-D processed seismic data over the Mesa area of the Pinedale Anticline on February 29, 2000 and is in the process of interpreting the data in advance of drilling.

Liquidity and Capital Resources

   In the six-month period ending December 31, 1999 the Company relied on its existing senior credit facility and proceeds from the June, 1999 asset sale to finance its capital expenditures. The Company participated in the drilling of 6 gross (3.125 net) wells, the completion of 4 gross (1.7 net) wells and the acquisition of 77 square miles of 3D seismic on its acreage in the Green River Basin. For the six-month period ending December 31, 1999 capital expenditures were $6.2 million. At December 31, 1999, the Company reported a cash position of $0.4 million compared to $0.7 million cash on hand at June 30, 1999. The reduced cash position is primarily attributable to the reduction of principal outstanding under the existing senior credit facility. Working capital at December 31, 1999 decreased to $0.2 million from $0.7 million at June 30, 1999 primarily due to a reduction in cash.

   Historically, the Company's capital expenditures have exceeded cash flow from operating activities. Excluding the one time charge to settle litigation surrounding the White Estate #1 well, the Company has produced positive cash flow for the past three fiscal quarters. This positive cash flow and the availability under the senior credit facility are projected to be sufficient to fund the Company's budgeted capital expenditures for 2000, which are projected to be $20.5 million. The senior credit facility provides for a $40 million revolving credit line with an initial base of $18 million bearing interest at either the bank's prime rate or LIBOR plus two and one half percent. The Company as of December 31, 1999 had $4.7 million of outstanding bank indebtedness. Approximately $18 million of this capital expenditure budget is expected to be used to drill 18 gross (9.91 net) exploratory and development wells in the Green River Basin, consisting of both the Pinedale Anticline exploratory wells and the 40 acre down-spaced wells in the Jonah Field. However, future cash flows and continued availability of financing are subject to a number of uncertainties beyond the Company's control such as production rates, the price of gas and oil, continued results of the Company's drilling program and the general condition of the capital markets for oil and gas companies. There can be no assurances that adequate funding will be available to execute the Company's planned future capital program.

Item 9A. Quantitative and Qualitative Disclosures About Market Risk.

   Not applicable.

Item 10. Directors and Officers of Registrant.

Name, Position, and Tenure

   Registrant: Ultra Petroleum Corp.

          Name                    Position                     Tenure
          ----           -------------------------- ----------------------------
Michael D. Watford...... Chairman of Board          1 Feb. 1999 to present
                         CEO                        1 Feb. 1999 to present
                         President                  3 Dec. 1999 to present
                         Director                   1 Feb. 1999 to present

John R. Hislop.......... Director                   28 March 1993 to present

Dr. William C. Helton... Director                   12 Aug. 1994 to present

Stephen Kneller......... Vice President Exploration 11 Sept. 1998 to present

Charlotte Kauffman...... Corporate Secretary        4 Dec. 1998 to present

Kristen Miller.......... Asst. Corp. Secretary      3 Dec. 1999 to present

R.G. "Jerry" Albertus... President                  14 May 1996 to 3 Dec. 1999
                         Director                   14 May 1996 to 3 Dec. 1999

Lorne Hanson............ Director                   30 July 1997 to 3 Dec. 1999

G. Harold Laycraft...... Director                   24 March 1997 to 3 Dec. 1999

Michael Schoen.......... Director                   19 Aug. 1999 to 3 Dec. 1999

   There are no family relationships between any director or executive officer and any other director or executive officer.

Item 11. Compensation of Directors and Officers.

   The aggregate amount of salary and bonuses paid to the directors and officers of the Company (four persons) for the six-month period ending December 31, 1999 was $402,300.

                                                                Salary   Bonus
   Name and Principal Position                 Period Ending   ($) USD  ($) USD
   ---------------------------               ----------------- -------- --------
   Michael D. Watford......................  December 31, 1999 $120,000 $120,000
    CEO & President
    Chairman of the Board
   Charlotte Kauffman......................  December 31, 1999 $ 50,000 $ 20,000
    Corporate Secretary and General Counsel
   Stephen Kneller.........................  December 31, 1999 $ 49,500 $  9,900
    VP Exploration
   Kristen Miller..........................  December 31, 1999 $ 23,500 $  9,400
    Asst. Corp. Secretary

Item 12. Options to Purchase Securities From Registrant or Subsidiaries.

   The following share options relating to the Company's common stock and held by officers and directors were outstanding at June 1, 2000:

                                 Number of  Exercise
                                  Shares     Price          Expiry Date
                                 --------- ---------- ------------------------
                                                     $CDN
Stephen Kneller.................    50,000   $4.95          4 June 2000
Charlotte Kauffman..............    50,000   $4.42          7 July 2000
Charlotte Kauffman..............    20,000   $5.00        12 December 2000
Stephen Kneller.................    15,000   $5.00        12 December 2000
Kristen Miller..................    10,000   $4.90          21 May 2001
Michael Watford................. 1,650,000   $1.46        28 January 2009
Charlotte Kauffman..............   150,000   $1.20        30 November 2009
Stephen Kneller.................   150,000   $1.20        30 November 2009
Kristen Miller..................   125,000   $1.20        30 November 2009
W. Charles Helton...............   300,000   $1.00        9 December 2009
John Hislop.....................   300,000   $1.00        9 December 2009
Michael Watford.................   250,000   $0.81         24 March 2010
All directors and officers as a
 group (six persons)............ 3,070,000 $0.81-5.00 4 June 00 to 24 March 10

   The exercise prices for the above stock options were determined in accordance with TSE listing policy and as a minimum reflect the closing price of the Company's shares on the TSE on the trading day immediately preceding the day on which the directors granted the options. No compensation expense resulted from the granting of such options.

Item 13. Interest of Management In Certain Transactions.

General Information

   Other than as set forth below and other than transactions carried out in the normal course of business of the Company or any of its affiliates, none of the Company's directors or officers, nor any of the Company's shareholders beneficially owning shares carrying more than 10% of the voting rights attached to the shares of the Company, nor any associate or affiliate of any of the foregoing persons, has since July 1, 1997, had any material interest, direct or indirect, in any transactions which materially affected the Company or any of its subsidiaries or in any proposed transaction which has or would materially affect the Company or any of its subsidiaries.

   Under the Business Corporations Act (Yukon Territory), a director is statutorily obligated to disclose at the first opportunity, at a meeting of the directors or in a written notice to the other members of the board, the nature and extent of his interest in any proposed contract or transaction with the company on whose board he serves.

Related Party Transactions

   The Company had the following transactions and balances with related parties:

     a. John R. Hislop is a Director of Gemini Energy Corp. f/k/a Arrowhead Minerals Corp. ("Gemini"). Gemini and the Company are partners with varying working interests in the Bull Draw, Gemini and Warbonnet Prospects, in the Green River Basin, Sublette County, Wyoming.

     b. Included in office expense for the six-month period of December 31, 1999 is $106,899 paid to Caravel Management Corp. Caravel was the office management company that provided services for the Company while the office was located in Vancouver, British Columbia. The Company terminated Caravel's services as of December 31, 1999. Caravel's expenses were composed of salaries for 10 employees, office rent, equipment leasing, internet services, advertising and investor relations expenses. Caravel Management Corp. is a company owned by John R. Hislop, a director of the Company.

   Management of the Company believes that the terms and conditions of each of the transactions describe above were at least as fair to the Company as could have been obtained from unaffiliated persons or entities in arms' length transactions.

                                    PART II

Item 14. Description of Securities to be Registered.

   Not applicable.

                                    PART III

Item 15. Defaults Upon Senior Securities.

   Not applicable.

Item 16. Changes in Securities and Changes in Security for Registered
Securities.

   Not applicable.

                                    PART IV

Item 17. Financial Statements.

   The following financial statements are attached hereto and made a part of this report:

 Description of Document                                                    Page
 -----------------------                                                    ----
 (1) Consolidated Balance Sheets for the Six-Months Ended December 31,
     1999 and Fiscal Years Ended June 30, 1999 and 1998..................     *
 (2) Consolidated Statements of Operations and Deficit for the Six-Months
     Ended December 31, 1999 and 1998 and the Years Ended June 30, 1999,
     1998 and 1997.......................................................     *
 (3) Consolidated Statements of Cash Flow for the Six-Months Ended
     December 31, 1999 and 1998 and the Years Ended June 30, 1999, 1998
     and 1997............................................................     *
 (4) Supplementary Disclosures about Oil and Gas Producing Activities dated December 31, 1999 (Unaudited--Prepared Internally by Company
     Management).........................................................     *
 (5) Auditors' Report Dated February 29, 2000............................     *

Item 18. Financial Statements.

   Not applicable.

Item 19. Financial Statements and Exhibits.

 Description of Document                                                   Page
 -----------------------                                                   ----
 (a) Financial Statements
     (1) See Item 17 above..............................................     *
 (b) Exhibits
     (1)   Agreements re: Green River Basin Prospect
     (i)    Purchase and Sale Agreement between Anschutz Wyoming Corp.
            and Ultra CO and Ultra WY, dated May 17, 1999 (1)
     (ii)   Participation Agreement between Anschutz Wyoming Corp. and
            Ultra CO and Ultra WY, dated June 18, 1999 (1)
     (iii)  Purchase and Sale Agreement between Questar Exploration and
            Production Company and Ultra CO and Ultra WY, dated May 17,
            1999 (1)
     (iv)   Participation Agreement between Questar Exploration and
            Production Company and Ultra CO and Ultra WY, dated June 18,
            1999 (1)

--------
(1) Previously filed with Form 20-F dated December 15, 1999.

                                   SIGNATURES

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for filing on Form 20-F and has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ULTRA PETROLEUM CORP.

Date: June   , 2000                              /s/ Michael D. Watford
                                          By:__________________________________
                                             Name:   Michael D. Watford
                                             Title:  Director, Chairman of the
                                                     Board, CEO and President

                                                                      APPENDIX J

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 20-F

                               ----------------

Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934
                    For the Fiscal Year Ended June 30, 1999

                        Commission File Number: 0-29370

                             ULTRA PETROLEUM CORP.
             (Exact Name of Registrant as specified in its charter)

                             ULTRA PETROLEUM CORP.
                (Translation of Registrant's Name into English)

                            British Columbia, Canada
                (Jurisdiction of incorporation or organization)

                      609 West Hastings Street, Suite 1100
                             Vancouver, BC V6B 4W4
                    (Address of principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act:
                                      None

Securities registered or to be registered pursuant to Section 12(g) of the Act:
                        Common Shares without par value
                                (Title of Class)

 Securities for which there is a reporting obligation pursuant to Section 15(d)
                                of the Act: None

   Indicate the number of outstanding shares of each of the Company's classes of capital or common stock as of June 30, 1999: 56,751,125 common shares without par value.

   Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                               YES  [X]  NO

   Indicate by check mark which financial statement item the registrant has elected to follow.
                          ITEM 17  [X]   ITEM 18

   Currency: All dollar amounts set forth in this report are in United States dollars, except where otherwise indicated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PART I....................................................................   1
  Item 1. Description of Business.........................................   1
  Item 2. Description of Property.........................................   5
  Item 3. Legal Proceedings...............................................   7
  Item 4. Control of Registrant...........................................   7
  Item 5. Nature of Trading Market........................................   8
  Item 6. Exchange Controls and Other Limitations Affecting Security
          Holders.........................................................   8
  Item 7. Taxation........................................................   9
  Item 8. Selected Financial Data.........................................  13
  Item 9. Management's Discussion and Analysis of Financial Condition and
          Results of Operations...........................................  14
  Item 9A. Quantitative and Qualitative Disclosures About Market Risk.....  17
  Item 10. Directors and Officers of Registrant...........................  17
  Item 11. Compensation of Directors and Officers.........................  17
  Item 12. Options to Purchase Securities From Registrant or
           Subsidiaries...................................................  18
  Item 13. Interest of Management In Certain Transactions.................  18
PART II...................................................................  19
  Item 14. Description of Securities to be Registered.....................  19
PART III..................................................................  19
  Item 15. Defaults Upon Senior Securities................................  19
  Item 16. Changes in Securities and Changes in Security for Registered
           Securities.....................................................  19
PART IV...................................................................  20
  Item 17. Financial Statements...........................................  20
  Item 18. Financial Statements...........................................  20
  Item 19. Financial Statements and Exhibits..............................  20

                                     PART I

Item 1. Description of Business

General

   Ultra Petroleum Corp. (the "Company") was incorporated on November 14, 1979, under the laws of the Province of British Columbia, Canada. The Company explores for and develops oil and gas, primarily in the Green River Basin of southwest Wyoming, where it leases approximately 267,216 gross (198,467 net) acres covering approximately 410 square miles. The Company currently derives approximately 90% of its revenue from the sale of natural gas and approximately 10% from the sale of condensate.

   During the fiscal year ended June 30, 1999, the Company drilled, caused to be drilled or purchased a total of 16 gross (4.91 net) wells. For the period from July 1, 1999 to December 31, 1999 the Company has continued its exploration and development program with 7 wells drilling or to be drilled. For further information concerning the Company's drilling results see "Item 2-- Description of Property."

   The Company plans to continue to obtain financing to enable field development, to use advanced technology to improve the Company's drilling success ratio, and to continue to search for ways to reduce finding and development costs. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Plan of Operations."

   In June 1999, the Company sold an undivided fifty (50%) percent of its working interest in a three township area, 15,760 net acres, on the northern end of the Pinedale Anticline ("Mesa" or "Mesa Area") to Anschutz Wyoming Corporation ("Anschutz") and Questar Exploration and Production Company ("Questar"), holder of a preferential right to purchase, for a total of $13.2 million dollars. The consideration was divided between $5MM in cash, $7.5MM as a carried amount for the drilling and completing of wells within the three township area and $700,000 carried cost for a 3-D seismic program across the Mesa Area.

   In 1998, the U.S. Bureau of Land Management ("BLM") initiated a requirement for an Environmental Impact Statement (EIS) for the Pinedale Anticline area in the Green River Basin. This EIS encompasses approximately 200,000 gross acres under lease by the Company north of the Jonah Field, and where most of the Company's exploration and development is taking place. Management believes that there are substantial gas reserves to be found in this area as does the BLM, which was an important reason to require an environmental assessment of the full field development consequences. This environmental assessment will include an analysis of the geological and reservoir characteristics of the area plus the necessary environmental studies related to wildlife, surface use, socio-economic and air quality issues. It will play an important role in determining the Company's ability to develop its natural gas resources in the region. The preliminary draft of the EIS was issued in mid-September, and the draft EIS was issued mid-November, 1999. The operators, including the Company, are reviewing the draft EIS so that they may submit their comments to the BLM by late-December, 1999. The draft provides for a great deal of flexibility for the operators, but will require continued up front planning before a company submits its application for a permit to drill on each well. The Record of Decision (ROD) on the EIS is expected in March of 2000. Until the EIS is completed, the Company's development of its land position subject to the EIS will be limited to no more than eight surface locations. The Company believes that the potential exists for drilling multiple well bores out of these eight locations. In addition to locations on federal lands, the Company co-owns leases on a significant area of state and privately owned lands in the vicinity of the Mesa that do not fall under the jurisdiction of the BLM and are not subject to the EIS process. Since the ROD is expected to be issued prior to the 2000 drilling season, the Company anticipates sufficient locations for its drilling activities for 2000. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Plan of Operations."

   The Company has two wholly-owned subsidiaries through which it conducts its operations in the United States, Ultra Petroleum (USA) Inc., a Colorado corporation, and Ultra Resources, Inc., a Wyoming corporation.

Factors That May Affect Future Results

   Statements that are not historical facts contained in this report are forward-looking statements that involve risks and uncertainties that could cause actual results to differ from projected results. Such statements address activities, events or developments that the Company expects, believes, projects, intends or anticipates will or may occur, including such matters as: future availability of capital, development and exploration expenditures (including the amount and nature thereof); drilling of wells; timing and amount of future production of oil and gas; business strategies; operating costs and other expenses; cash flow and anticipated liquidity; prospect development and property acquisitions; marketing of oil and gas; and the impact of Year 2000 requirements. Factors that could cause actual results to differ materially ("Cautionary Disclosures") are described below in "Risk Factors," and in "Management's Discussion and Analysis of Financial Condition and Results of Operations." Cautionary disclosures include, but are not limited to: general economic conditions; the market prices of oil and gas; the risks associated with exploration; the Company's ability to find, acquire, market, develop and produce new properties; operating hazards attendant to the oil and gas business; downhole drilling and completion risks that are generally not recoverable from third parties or insurance; the outcome of the Bureau of Land Management's EIS relating to the Company's core properties in the Green River Basin of southwest Wyoming; uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of exploration and development expenditures; potential mechanical failure or under performance of individually significant productive wells; the strength and financial resources of the Company's competitors; the Company's ability to find and retain skilled personnel; climatic conditions; labor relations; availability and cost of material and equipment; delays in anticipated start-up dates; environmental risks; the results of financing efforts; actions or inactions of third-party operators of the Company's properties; regulatory developments; and third-party Year 2000 compliance actions. All statements attributable to the Company or persons acting on its behalf are expressly qualified in their entity by these cautionary disclosures. The Company disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.

Risk Factors

   In addition to the risks set forth above and elsewhere in this report, the Company is subject to the following risks.

   Volatility of Oil and Gas Prices and Markets. The Company's revenues are determined, to a large degree, by prevailing prices for oil and gas. Historically, oil and gas prices and markets have been volatile and are likely to continue to be volatile. Prices for oil and gas are subject to wide fluctuations in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and numerous additional factors that are beyond the control of the Company.

   Concentration of Oil and Gas Operations. The Company's core assets, and the focus of its oil and gas operations, are in the Green River Basin of southwest Wyoming. During the two fiscal years ended June 30, 1999 and continuing through fiscal 2000, nearly all of the Company's drilling activity has occurred or will occur in the Green River Basin, on its land position of 267,216 gross acres covering an area of approximately 410 square miles. The Company's concentration in this area, while considered a competitive advantage by the Company, entails risks as well. These risks include non-diversification of the Company's resources, exploration risks that are inherent in deep, tight gas resources (such as highly complex drilling and completion procedures that must be carefully executed), as well as significant environmental regulations and oversight by regulatory authorities in the Green River Basin. See "Environmental Impact Statement." Moreover, the size of the Company's Green River Basin prospect will make it difficult to fully explore or hold the entire acreage position.

   Limited Financial Resources. The Company's ability to continue exploration and development of its properties will be dependent upon its ability to continue to raise significant additional financing or obtain some other arrangements with industry partners in lieu of raising financing. Any arrangements that may be entered into could be expensive to the Company. There can be no assurance that the Company will be able to raise additional capital in light of factors such as the market demand for its securities, the state of financial markets for independent oil companies (including the markets for debt), oil and gas prices and general market conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

   Environmental and Other Governmental Regulation. Oil and gas operations are subject to various federal, state and local governmental regulations. The production, handling, transportation and disposal of oil and gas and their by-products are subject to regulation under federal, state and local environmental laws. To date, the Company has been required to expend significant resources in order to satisfy applicable environmental laws and regulations, and it may be assumed that the Company's costs of complying with these regulations will continue to be substantial. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." Compliance costs under existing legal requirements and under any new requirements that might be enacted could become material. Additional matters subject to governmental regulation include discharge permits for drilling operations, performance bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of oil and gas wells below actual production capacity in order to conserve supplies of oil and gas. Any move to curtail production or control prices could be materially detrimental to the Company.

   Environmental Impact Statement. The U.S. Bureau of Land Management is preparing an Environmental Impact Statement ("EIS") relating to the area north of the Jonah Field in the Green River Basin of Wyoming where most of the Company's exploration and development is taking place. Many factors will be taken into account in the EIS, including factors that may limit the Company's ability to pursue development of its affected land position. Management believes that the EIS will define the development of the Pinedale Anticline and surrounding area. At this time it is not possible to predict the outcome of the EIS with reasonable certainty. Any adverse impact to the Company from the EIS could be particularly detrimental to the Company because its operations are concentrated in the Green River Basin. Until the EIS is completed, the Company's development of its land position subject to the EIS will be limited to no more than eight surface locations. In addition to locations on federal lands, the Company owns leases on a significant area of state and privately owned lands in the vicinity of the Mesa that do not fall under the jurisdiction of the BLM and are not subject to the EIS process. The Company intends to pursue all permitable activity on its leasehold interests. At this time, the Company anticipates that the EIS will be completed by the 2000 drilling season. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Plan of Operations."

   Operating Hazards and Uninsured Risks. The oil and gas business involves a variety of operating risks, including fire, explosion, pipe failure, casing collapse, abnormally pressured formations, and environmental hazards such as oil spills, gas leaks, and discharges of toxic gases. The occurrence of any of these events with respect to any property operated or owned (in whole or in part) by the Company could have a material adverse impact on the Company. The Company and the operators of its properties maintain insurance in accordance with customary industry practices and in amounts that management believes to be reasonable. However, insurance coverage is not always economically feasible and is not obtained to cover all types of operational risks. The occurrence of a significant event that is not fully insured could have a material adverse effect on the Company's financial condition.

   Drilling and Operating Risks. The Company's oil and gas operations are subject to all of the risks and hazards typically associated with drilling for, and production and transportation of, oil and gas. These risks include the necessity of spending large amounts of money for identification and acquisition of properties and for drilling and completion of wells. In the drilling of exploratory or development wells, failures and losses may occur before any deposits of oil or gas are found. The presence of unanticipated pressure or irregularities in formations, blow-outs or accidents may cause such activity to be unsuccessful, resulting in a loss of the Company's investment in such activity. If oil or gas is encountered, there can be no assurance that it can be produced in economic quantities sufficient to justify the cost of continuing such operations or that it can be marketed satisfactorily.

   Conflicts of Interest. There are conflicts of interest to which directors and officers of the Company are subject in connection with the operations of the Company. Some of the directors and officers are engaged and will continue to be engaged in the search for oil and gas and oil and gas properties on behalf of entities outside of the Company, and situations may arise where these directors and officers will be in direct competition with the Company. Some of the Company's directors and their associated companies hold interests in certain properties in which the Company also has an interest. It is the Company's policy that conflicts will be dealt with in accordance with the relevant provisions of the Company Act (British Columbia). For further information, see "Item 13--Interest of Management in Certain Transactions."

   Uncertainty of Estimates of Reserves and Future Net Revenues. The financial statements included in this report contain estimates of the Company's oil and gas reserves and the discounted future net revenues from those reserves, as prepared by independent petroleum engineers and/or the Company. There are numerous uncertainties inherent in estimating quantities of proved oil and gas reserves, including many factors beyond the control of the Company. Those estimates are based on several assumptions that the United States Securities and Exchange Commission (the "SEC") requires oil and gas companies to use, for example, constant oil and gas prices. Such estimates are inherently imprecise indications of future net revenues. Actual future production, revenues, taxes, operating expenses, development expenditures and quantities of recoverable oil and gas reserves might vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the estimated quantity and value of reserves. In addition, the Company's reserves might be subject to revisions based upon future production, results of future exploitation and development, prevailing oil and gas prices and other factors.

   Financial Reporting Impact of Full Cost Method of Accounting. The Company follows the full cost method of accounting for its oil and gas properties. A separate cost center is maintained for expenditures applicable to each country in which the Company conducts exploration and/or production activities. Under such method, the net book value of properties on a country by country basis, less related deferred income taxes, may not exceed a calculated "ceiling." The ceiling is the estimated after tax future net revenues from proved oil and gas properties, discounted at 10% per year. In calculating discounted future net revenues, oil and gas prices in effect at the time of the calculation are held constant, except for changes which are fixed and determinable by existing contracts. The net book value is compared to the ceiling on a quarterly basis. The excess, if any, of the net book value above the ceiling is required to be written off as an expense. Under SEC full cost accounting rules, any write-off recorded may not be reversed even if higher oil and gas prices increase the ceiling applicable to future periods. Future price decreases could result in reductions in the carrying value of such assets and an equivalent charge to earnings.

   Competition. The oil and gas industry is highly competitive. The Company competes in the areas of property acquisitions and the development and production of oil and gas with major oil companies and other independent oil and gas concerns, as well as with individual producers and operators. Many of these competitors have substantially greater financial and other resources than the Company.

   Year 2000 Compliance. As the year 2000 approaches, a significant business issue has emerged regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing software application products, including software application products used by the Company and its suppliers, were designed to accommodate only a two-digit date value, which represents the year. For example, information relating to the year 1996 is stored in the system as "96." As a result, the year 1999 (i.e., "99") could be the maximum date value that these systems will be able to process accurately. The Company presently believes that with modifications to existing software and conversion to new software, the year 2000 issue will not pose significant operational problems for the Company's computer systems or business operations. Management believes that information technology systems of the Company are substantially Year 2000 compliant. However, if such modifications and conversions are not made, or are not completed timely, the year 2000 issue could have a material adverse impact on the operations of the Company. In addition, there can be no assurance that unforeseen problems in the Company's computer systems, or the systems of third parties on which the Company's computers rely, will not have an adverse effect on the Company's systems or operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Item 2. Description of Property

   As of June 30, 1999, the Company owned developed oil and gas leases totaling 4,750 gross (1,621 net) acres and undeveloped oil and gas leases totaling 267,216 gross (198,467 net) acres, plus associated production equipment. The acreage and other additional information concerning the Company's oil and gas operations are presented in the following tables. Holding costs of leases not held by production are approximately $280,000 for the fiscal year ending June 30, 2000.

Estimated Net Quantities of Oil and Gas and Standardized Measure of Future Net Cash Flows

   All of the Company's oil and gas reserves are located in the United States. Information concerning the estimated net quantities of all the Company's proved reserves, changes therein and the standardized measure of future net cash flows from such reserves as of July 1, 1999, is presented as unaudited supplementary information included in the consolidated financial statements included in this report. The estimates are based upon the reports of Gilbert Lausten Jung & Associates , independent petroleum engineers for each of the three fiscal years ended June 30, 1997 , 1998 and 1999. The Company has no long-term supply or similar agreements with foreign governments or authorities, and the Company does not own an interest in any reserves accounted for by the equity method.

Net Oil and Gas Production, Average Price and Average Production Cost

   The net quantities of gas and condensate produced and sold by the Company for each of the last three fiscal years, the average sales price per unit sold and the average production cost per unit are presented below.

                                             Gas and Condensate*
                            -----------------------------------------------------
                                                   Average
                               Net                Production
                            Condensate  Net Gas     Sales    Gas Sales  Cost Per
   Fiscal Year Ended June   Production Production Price Per  Price Per Equivalent
   30,                        (Bbls)     (MCF)       Bbl        MCF      MCF**
   ----------------------   ---------- ---------- ---------- --------- ----------
   1997....................    8,000     300,000    $21.68     $2.02     $0.25
   1998....................   14,000   1,800,000    $13.26     $1.81     $0.33
   1999....................   42,000   4,129,000    $15.95     $1.54     $0.32

--------
* Equivalent barrels have been calculated on the basis of six thousand cubic feet (6 MCF) of natural gas equals one barrel of oil.
** Average production cost includes lifting costs, remedial workover expenses and production taxes.

Gross and Net Productive Wells

   As of June 30, 1999, the Company's total gross and net wells were as follows:

                                      Productive Wells*
                                      Gas and Condensate
                                      ------------------
                  Gross Wells                                        Net Wells
                  -----------                                        ---------
                      48                                               14.86

--------
* A gross well is a well in which a working interest is owned. The number of net wells represents the sum of fractional working interests the Company owns in gross wells. Productive wells are producing wells plus shut-in wells the Company deems capable of production.

Gross and Net Developed and Undeveloped Acres

   As of June 30, 1999, the Company had total gross and net developed and undeveloped oil and gas leasehold acres as set forth below. The developed acreage is stated on the basis of spacing units designated by state regulatory authorities.

                                                         Leasehold Acreage*
                                                     ---------------------------
                                                      Developed    Undeveloped
                                                     ----------- ---------------
                                                     Gross  Net   Gross    Net
                                                     ----- ----- ------- -------
   Louisiana........................................   430    13      --      --
   Texas............................................   160    40   3,684     747
   Wyoming.......................................... 4,160 1,568 263,532 197,720
                                                     ----- ----- ------- -------
   All States....................................... 4,750 1,621 267,216 198,467

--------
* Gross acres are those acres in which a working interest is owned. The number of net acres represents the sum of fractional working interests the Company owns in gross acres.

Exploratory Wells and Developed Wells

   For each of the three fiscal years ended June 30, 1999, the number of net wells drilled by the Company was as follows:

                                                       Net
                                  Net Exploratory  Development     Total Net
                                   Wells Drilled  Wells Drilled  Wells Drilled
                                  --------------- -------------- -------------
   Fiscal Year Ended June 30,     Productive Dry  Productive Dry
   --------------------------     ---------- ---- ---------- ---
   1999..........................    0.68    0.50    3.73      0     4.91
   1998..........................    2.93    1.60    3.44      0     7.97
   1997..........................    0.43       0    0.95      0     1.38

Recent Activities

   From July 1, 1999 through October 31, 1999, the Company is drilling or has drilled 6 gross (3.125 net) wells, of which 3 gross (1.275 net) are awaiting completion and 2 gross (0.85 net) were drilling and 1 gross (1 net) was a dry hole.

Supply Contracts or Agreements

   The Company is not obligated to provide a fixed or determinable quantity of oil and gas in the future under any existing contract or agreement, beyond the short-term contracts customary in division orders and off lease marketing arrangements within the industry. However, the Company has entered into the one agreement discussed below that provide for funding arrangements in return for production payments and gas deductions.

   By virtue of the Purchase and Sale Agreement dated as of June 18, 1999, Questar is obligated to fund the drilling of wells on behalf of the Company up to the amount of $7.2 million net to the Company's interest prior to January 1, 2000 ("Carried Amount"). Any amounts unspent out of this Carried Amount as of January 1, 2000 are immediately payable to the Company.

Reserve Estimates Filed with Agencies

   No estimates of total proved net oil and gas reserves for the fiscal year ended June 30, 1999 have been filed with any federal authority or agency. Other than the estimates of reserves at June 30, 1998, filed with the Securities and Exchange Commission, the Company did not file reserve reports with any other United States federal agencies within the past 12 months.

Item 3. Legal Proceedings

   On January 15, 1999, Alamo Resources, Inc. ("Alamo") filed suit against the Company in the 392nd Judicial District Court, Henderson County, Texas alleging that the Company trespassed and wrongfully plugged a well it operated in Henderson County, Texas called the White Estate No. 1. Alamo was top lessee of the property and thus claimed a right to operate the well and that the Company committed negligence and gross negligence in operating the well that resulted in a loss of reserves. The Company had plugged the well for a number of reasons, primarily due to safety and lack of available market for sour gas making it uneconomic for the Company to leave the well shut-in. The Company settled the suit with Alamo effective December 6, 1999. The Company paid $1.61 MM in cash to the plaintiffs in full settlement of the suit.

   The Company is currently involved in various other routine disputes and allegations incidental to its business operations. While it is not possible to determine the ultimate disposition of these matters, the Company, after consultation with legal counsel, believes that the final resolution of all such currently pending or threatened litigation is not likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

Item 4. Control of Registrant

   To the knowledge of the Company, (i) the Company is not owned or controlled, directly or indirectly, by another corporation or by any foreign government and
(ii) there are no arrangements that may, at a subsequent date, result in a change of control of the Company.

   The following table sets forth each individual or entity which owns, of record or beneficially, directly or indirectly, or is known by the Company to own beneficially, directly or indirectly, more than 10% of any class of the Company's voting securities as of October 31, 1999.

                              Type of    Number of
   Name and Address          Ownership Common Shares Percentage
   ----------------          --------- ------------- ----------
   RIS Resources
    International
    Corporation............   Direct    11,726,245     20.66%
   609 West Hastings Street
   Suite 1100
   Vancouver, BC Canada
   V6B 4W4

   The following table sets forth the total amount of the Company's voting securities owned by the Company's executive officers and directors, as a group, as of October 31, 1999.

                                                             Amount   Percentage
   Title of Class              Identity of Group              Owned    of Class
   --------------   --------------------------------------- --------- ----------
   Common.........  Officers & Directors (nine individuals) 1,679,531   2.96%

Item 5. Nature of Trading Market

   The common shares of the Company are listed and posted for trading on the Toronto Stock Exchange ("TSE"). The common shares were listed on the Vancouver Stock Exchange ("VSE") until December 31, 1998. The following table sets forth the high and low closing bid prices on the VSE through September 30, 1998 and on the TSE thereafter through June 30, 1999 and the volume of shares traded for the periods indicated.

                       Quarter Ending                     High   Low    Volume
                       --------------                     ----- ----- ----------
                                                                  ($CDN)
   September 30, 1997.................................... $9.15 $4.20 13,442,662
   December 31, 1997..................................... $8.65 $4.50  8,338,168
   March 31, 1998........................................ $7.30 $4.06 12,366,978
   June 30, 1998......................................... $5.65 $3.55 10,514,001
   September 30, 1998.................................... $3.85 $1.68  7,074,696
   December 31, 1998..................................... $2.02 $1.14  6,073,344
   March 31, 1999........................................ $1.54 $1.06  5,897,735
   June 30, 1999......................................... $1.37 $0.96  5,934,003

   On October 31, 1999 the closing bid price of the Company's common shares on the TSE was CDN $1.33 per share.

   To the best of the Company's knowledge, as of October 31, 1999, 21,977,054 of its common shares representing 38.7% of the common shares outstanding, were held by 445 registered holders in the United States. The Company is not listed for trading on any securities exchange in the United States. The Company's common shares are not registered to trade in the United States in the form of American Depository Receipts or similar certificates.

Item 6. Exchange Controls and Other Limitations Affecting Security Holders

   There are no governmental laws, decrees or regulations in Canada relating to restrictions on the import/export of capital affecting the remittance of interest, dividends or other payments to non-residential holders of the Company's shares. Any such remittances to United States residents, however, may be subject to a 15% withholding tax pursuant to Article X of the reciprocal tax treaty between Canada and the United States. See Item 7--Taxation.

   Except as provided in the Investment Canada Act (the "Act"), there are no limitations under the laws of Canada or in the charter or any other constituent documents of the Company on the right of foreigners to hold and/or vote the shares of the Company. The Act requires a non-Canadian making an investment to acquire control of a Canadian business, the gross assets of which exceed certain defined threshold levels, to file an application for review with Investment Canada, the federal agency created by the Act. As a result of the Canada-U.S. Free Trade Agreement, the Act was amended in January 1989 to provide distinct threshold levels for Americans who acquire control of a Canadian business. A Canadian business is defined in the Act as a business carried on in Canada that has a place of business in Canada, an individual or individuals in Canada who are employed or self-employed in connection with the business, and assets in Canada used in carrying on the business.

   An American, as defined in the Act, includes: an individual who is an American national or a lawful permanent resident of the United States; a government or government agency of the United States; and American-controlled entity, corporation or limited partnership; and a corporation, limited partnership or trust which is not controlled in fact through ownership of its voting interests of which two-thirds of its board of directors, general partners or trustees, as the case may be, are any combination of Canadians and Americans.

   The following investments by a non-Canadian are subject to review by Investment Canada:

     (a) all direct acquisitions of control of Canadian businesses with assets of $5 million or more;

     (b) all indirect acquisitions of control of Canadian businesses with assets of $50 million or more if such assets represent less than 50% of the value of the assets of the entities, the control of which is being acquired; and

     (c) all indirect acquisitions of control of Canadian businesses with assets of $5 million or more if such assets represent more than 50% of the value of the assets of the entities, the control of which is being acquired.

   Review is required when investments by Americans exceeds $150 million for direct acquisitions of control. For purposes of the Act, direct acquisition of control means, a purchase of the voting interest in a corporation, partnership, joint venture or trust carrying on a Canadian business, or any purchase of all or substantially all of the assets used in carrying on a Canadian business; indirect acquisition of control means, a purchase of the voting interest of a corporation, partnership, joint review or trust, whether a Canadian or foreign entity, which controls a corporation, partnership, joint venture or trust company carrying on a Canadian business in Canada.

   The acquisition of certain Canadian businesses is excluded from the higher thresholds set out for Americans. These excluded businesses include oil, gas, uranium, financial services (except insurance); transportation services and cultural services (i.e., the publication, distribution or sale of books, magazines, periodicals (other than printing or typesetting businesses), music in print or machine readable form, radio, television, cable and satellite services; the publication, distribution, sale of exhibitions of film or video recordings or audio or video music recordings). Direct or indirect acquisitions of control of these excluded business are reviewable at the $5 and $50 million thresholds.

   A non-Canadian shall not implement an investment reviewable under the Act unless the investment has been reviewed and the Minister responsible for Investment Canada is satisfied or is deemed to be satisfied that the investment is likely to be of net benefit to Canada. The factors to be taken into account include:

     1. The effect of the investment on the legal and economic activities in Canada, including the effect on employment and resource processing, on the utilization of particular components and services produced in Canada, and on exports from Canada;

     2. The degree and significance of participation by Canadians in the Canadian business;

     3. The effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada;

     4. The effect of the investment on competition within an industry or industries in Canada; and

     5. The compatibility of the investment with national industrial economic or cultural policies enunciated by the federal government or legislation or the legislature or government of any Province likely to be significantly affected by the investment.

   A non-Canadian or American making the following investments: (i) an investment to establish a new Canadian business; and (ii) an investment to acquire control of a Canadian business which investment is not subject to review under the Act, must notify Investment Canada, within prescribed time limits, of such investments.

Item 7. Taxation

   The following is a summary of the principal Canadian federal income tax considerations generally applicable in respect of the common shares. The tax consequences to any particular holder of common shares will vary according to the status of that holder as an individual, trust, corporation, or member of a partnership, the jurisdiction in which that holder is subject to taxation, the place where the holder is resident and, generally, according to that holder's particular circumstances. This summary is applicable only to holders who are resident in the United States, have never been resident in Canada, hold their common shares as capital property and will not use or hold the common shares in carrying on business in Canada.

   The following general discussion respecting taxation is based upon the Company's advice from its auditors and lawyers. No opinion was requested by the Company or provided by such auditors and lawyers.

   Generally, dividends paid by Canadian corporations to non-resident shareholders are subject to a withholding tax of 25% of the gross amount of such dividends. However, Article X of the reciprocal tax treaty between Canada and the United States reduced to 15% the withholding tax on the gross amount of dividends paid to residents of the United States. The treaty provides a further reduction in the withholding tax rate on the gross amount of dividends to 6% for dividends paid in 1996 and 5% for dividends paid thereafter where a U.S. corporation owns at least 10% of the voting stock of the Canadian corporation paying the dividends.

   A non-resident who holds shares of the Company as capital property will not be subject to tax on capital gains realized on the disposition of such shares unless such shares are "taxable Canadian property" within the meaning of the Income Tax Act (Canada) and no relief is afforded under any applicable tax treaty. The shares of the Company would be taxable Canadian property of a non-resident if at any time during the five year period immediately preceding a disposition by the non-resident of such shares not less than 25% of the issued shares of any class of the Company belonged to the non-resident, the person with whom the non-resident did not deal at arm's length, or to the non-resident and any person with whom the non-resident did not deal at arm's length.

Certain United States Federal Income Tax Consequences

   The following discussion is based upon the sections of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, published Internal Revenue Service ("IRS") rulings, published administrative positions of the IRS and court decisions that are currently applicable, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time. This discussion does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation that, if enacted, could be applied, possibly on a retroactive basis, at any time. The following discussion is for general information only and it is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of shares of the Company and no opinion or representation with respect to the United States Federal income tax consequences to any such holder or prospective holder is made. Accordingly, holders and prospective holders of shares of the Company should consult their own tax advisors about the Federal, state, local and foreign tax consequences of purchasing, owning and disposing of shares of the Company.

U.S. Holders

   As used herein, a "U.S. Holder" includes a holder of shares of the Company who is a citizen or resident of the United States, a corporation created or organized in or under the laws of the United States or of any political subdivision thereof, any entity that is taxable as a corporation for U.S. tax purposes and any other person or entity whose ownership of shares of the Company is effectively connected with the conduct of a trade or business in the United States. A U.S. Holder does not include persons subject to special provisions of Federal income tax law, such as tax exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, nonresident alien individuals or foreign corporations whose ownership of shares of the Company is not effectively connected with conduct of trade or business in the United States, shareholders who acquired their stock through the exercise of employee stock options or otherwise as compensation and shareholders who hold their stock as ordinary assets and not as capital assets.

Distributions on Shares of the Company

   U.S. Holders receiving dividend distributions (including constructive dividends) with respect to shares of the Company are required to include in gross income for United States Federal income tax purposes the gross amount of such distributions to the extent that the Company has current or accumulated earnings and profits as defined under U.S. Federal tax law, without reduction for any Canadian income tax withheld from such distributions. Such Canadian tax withheld may be credited, subject to certain limitations, against the U.S. Holder's United States Federal income tax liability or, alternatively, may be deducted in computing the U.S. Holder's United States Federal taxable income by those who itemize deductions. (See more detailed discussion at "Foreign Tax Credit" below). To the extent that distributions exceed current or accumulated earnings and profits of the Company, they will be treated first as a return of capital up to the U.S. Holder's adjusted basis in the shares and thereafter as gain from the sale or exchange of the shares. Preferential tax rates for net capital gains are applicable to a U.S. Holder that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation.

   Dividends paid on the shares of the Company will not generally be eligible for the dividends received deduction provided to corporations receiving dividends from certain United States corporations. A U.S. Holder that is a corporation may, under certain circumstances, be entitled to a 70% deduction of the United States source portion of dividends received from the Company (unless the Company qualifies as a "foreign personal holding company" or a "passive foreign investment company," as defined below) if such U.S. Holder owns shares representing at least 10% of the voting power and value of the Company. The availability of this deduction is subject to several complex limitations that are beyond the scope of this discussion.

Foreign Tax Credit

   A U.S. Holder who pays (or has withheld from distributions) Canadian income tax with respect to the ownership of shares of the Company may be entitled, at the option of the U.S. Holder, to either a deduction or a tax credit for such foreign tax paid or withheld. Generally, it will be more advantageous to claim a credit because a credit reduces United States Federal income taxes on a dollar-for-dollar basis, while a deduction merely reduces the taxpayer's income subject to tax. This election is made on a year-by-year basis and applies to all foreign taxes paid by (or withheld from) the U.S. Holder during that year. There are significant and complex limitations that apply to the credit, among which is the general limitation that the credit cannot exceed the proportionate share of the U.S. Holder's United States Federal income tax liability that the U.S. Holder's foreign source income bears to his or its worldwide taxable income. In the determination of the application of this limitation, the various items of income and deduction must be classified into foreign and domestic sources. Complex rules govern this classification process. There are further limitations on the foreign tax credit for certain types of income such as "passive income," "high withholding tax interest," "financial services income," "shipping income," and certain other classifications of income. The availability of the foreign tax credit and the application of the limitations on the credit are fact specific and holders and prospective holders of shares of the Company should consult their own tax advisors regarding their individual circumstances.

Disposition of Shares of the Company

   A U.S. Holder will recognize a gain or loss upon the sale of shares of the Company equal to the difference, if any, between (i) the amount of cash plus the fair market value of any property received, and (ii) the shareholder's tax basis in the shares of the Company. This gain or loss will be a capital gain or loss if the shares are a capital asset in the hands of the U.S. Holder, and will be a short-term or long-term capital gain or loss depending upon the holding period of the U.S. Holder. Gains and losses are netted and combined according to special rules in arriving at the overall capital gain or loss for a particular tax year. Deductions for net capital losses are subject to significant limitations. For U.S. Holders which are individuals, any unused portion of such net capital loss may be carried over to be used in later tax years until such net capital loss is thereby exhausted. For U.S. Holders which are corporations (other than corporations subject to Subchapter S of the Code), an unused net capital loss may be carried back three years for the loss year and carried forward five years from the loss year to be offset against capital gains until such net capital loss is thereby exhausted.

Other Considerations

   In the following circumstances, the above sections of this discussion may not describe the United States Federal income tax consequences resulting from the holding and disposition of shares of the Company.

   Foreign Personal Holding Company. If at any time during a taxable year more than 50% of the total combined voting power or the total value of the Company's outstanding shares is owned, directly or indirectly, by five or fewer individuals who are citizens or residents of the United States and 60% or more of the Company's gross income for such year was derived from certain passive sources (e.g., from dividends received from its subsidiaries), the Company would be treated as a "foreign personal holding company". In that event, U.S. Holders that hold shares of the Company would be required to include in gross income for such year their allowable portions of such passive income to the extent the Company does not actually distribute such income.

   Foreign Investment Company. If 50% or more of the combined voting power or total value of the Company's outstanding shares are held, directly or indirectly, by citizens or residents of the United States, United States domestic partnerships or corporations, or estates or trusts other than foreign estates or trusts (as defined by the Code Section 7701 (a)(31)), and the Company is found to be engaged primarily in the business of investing, reinvesting, or trading in securities, commodities, or any interest herein, it is possible that the Company might be treated as a "foreign investment company" as defined in Section 1246 of the Code, causing all or part of any gain realized by a U.S. Holder selling or exchanging shares of the Company to be treated as ordinary income rather than capital gain.

   Passive Foreign Investment Company. As a foreign corporation with U.S. Holders, the Company could potentially be treated as a passive foreign investment company ("PFIC"), as defined in Section 1297 of the Code, if 75% or more of its gross income in a taxable year is passive income, or the average percentage of the Company's assets (by value) during the taxable year which produce passive income or which are held for production of same is at least 50%. Passive income is generally defined to include gross income in the nature of dividends, interest, royalties, rents and annuities; excess of gains over losses from certain transactions in any commodities not arising inter alia from a PFIC whose business is actively involved in such commodities; certain foreign currency gains; and other similar types of income. U.S. Holders owning shares of a PFIC are subject to an additional tax and to an interest charge based on the value of deferral of tax for the period during which the shares of the PFIC as owned, in addition to treatment of any gain realized on the disposition of shares of the PFIC as ordinary income rather than as a capital gain. However, if the U.S. Holder makes a timely election to treat a PFIC as a qualified electing fund ("QEF") with respect to such shareholder's interest therein, the above-described rules generally will not apply. Instead, the electing U.S. Holder would include annually in his gross income his pro rata share of the PFIC's ordinary earning and any net capital gain regardless of whether such income or gain was actually distributed. A U.S. Holder of a QEF can, however, elect to defer the payment of United States Federal income tax on such income inclusions. Special rules apply to U.S. Holders who won their interests in a PFIC through intermediate entities or persons.

   Controlled Foreign Corporation. If more than 50% of the voting power of all classes of stock or the total value of the stock of the Company is owned, directly or indirectly, by citizens or residents of the United States, United States domestic partnerships and corporations or estates or trust other than foreign estates or trusts, each of whom own 10% or more of the total combined voting power of all classes of stock of the Company ("United States shareholder"), the Company could be treated as a "controlled foreign corporation" under Subpart F of the Code. This classification would effect many complex results including the required inclusion by such United States shareholders in income of their pro rata share of "Subpart F income" (as specially defined by the Code) of the Company. Subpart F requires current inclusions in the income of United States shareholders to the extent of a controlled foreign corporation's accumulated earnings invested in "excess passive" assets (as defined by the Code). In addition, under Section 1248 of the Code, a gain from the sale or exchange of shares by a U.S. Holder who is or was a United States shareholder at any time during the five year period ending with the sale or exchange is treated as ordinary dividend income to the extent of earnings and profits of the Company attributable to the stock sold or exchanged. Because of the complexity of Subpart F, and because it is not clear that Subpart F would apply to the U.S. Holders of shares of the Company, a more detailed review of these rules is outside of the scope of this discussion.

   The foregoing summary is a general discussion of the material United States Federal income tax considerations to U.S. holders of shares of the Company under current law. It does not discuss all the tax consequences that may be relevant to particular holders in light of their circumstances or to holders subject to special rules, such as tax-exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, non-resident alien individuals or foreign corporations whose ownership of shares of the Company is not effectively connected with the conduct of a trade or business in the United States, shareholders who acquired their stock through the exercise of employee stock options or otherwise as compensation, shareholders who hold their stock as ordinary assets and not capital assets and any other non-U.S. holders. In addition, U.S. holders may be subject to state, local or foreign tax consequences. This discussion is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of shares of the Company and no opinion or representation with respect to the United States Federal income tax consequences to any such holder or prospective holder is made. Holders and prospective holders should therefore consult with their own tax advisors with respect to their particular circumstances. This discussion covers all material tax consequences.

Item 8. Selected Financial Data

   The selected financial data set forth below, presented in accordance with Canadian generally accepted accounting principles and denominated in U.S. dollars, should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     Years Ended June 30,      1999        1998         1997        1996        1995
     --------------------   ----------  -----------  ----------  ----------  ----------
   Gross Revenue........... $7,022,338  $ 3,645,511  $  440,142  $  273,466  $   20,142
   Net (Loss).............. (8,930,165) (10,572,359) (1,096,489) (1,255,727)   (111,646)
   Loss per common share...      (0.16)       (0.26)      (0.04)      (0.08)      (0.01)
   Share Capital........... 50,485,327   32,312,036  20,133,202  10,761,671   9,004,894
   Special Warrants........        -0-   17,600,442   5,072,166         -0-         -0-
   Total Assets............ 38,461,878   56,137,341  22,542,053   8,955,800   8,234,990
   Long-Term Liabilities...  7,450,000   10,695,654         -0-         -0-         -0-
   Shareholders' Equity.... 27,014,480   35,317,797  21,237,046   7,962,339   7,388,788

   Had the foregoing selected financial data been presented in accordance with U.S. generally accepted accounting principles, the data presented would be as follows:

     Years Ended June 30,      1999        1998         1997        1996        1995
     --------------------   ----------  -----------  ----------  ----------  ----------
   Gross Revenue........... $7,022,338  $ 3,645,511  $  440,142  $  273,466  $  183,966
   Net (Loss).............. (8,930,166) (10,572,359) (1,096,489) (1,255,727) (1,362,911)
   Loss per common share...      (0.16)       (0.18)      (0.03)      (0.08)      (0.11)
   Share Capital........... 51,679,039   33,505,748  21,326,914  11,955,383  10,198,606
   Special Warrants........        -0-   17,600,442   5,072,166         -0-         -0-
   Total Assets............ 38,448,950   56,124,413  22,529,125   8,942,872   8,295,687
   Long-Term Liabilities...  7,450,000   10,695,654         -0-         -0-         -0-
   Shareholders' Equity.... 26,845,281   35,202,598  21,067,847   7,853,796   7,183,552

   The Company has never paid cash dividends on its common shares and does not expect to do so for the foreseeable future. The Company intends to use retained earnings to finance growth of its business.

Item 9. Management's Discussion and Analysis of Financial Condition and Results of Operations

   The following discussion of the financial condition and operating results of the Company should be read in conjunction with consolidated financial statements and related notes of the Company. Except as otherwise indicated all amounts are expressed in U.S. dollars.

   Since its entry into the oil and gas industry in 1993, the Company has continued to raise capital for its exploration and development programs, most of which are based in the United States. Substantially all of the oil and gas activities are conducted jointly with others and, accordingly, the accounts reflect only the Company's proportionate interest in such activities.

Results of Operations--Fiscal Year Ended June 30, 1999 Compared to Fiscal Year Ended June 30, 1998

   The Company incurred a net loss of $8.93 MM for the year ended June 30, 1999 compared to a net loss of $10.57 MM for the year ended June 30, 1998. Oil and gas revenues increased to $7.0 MM in fiscal 1999 from $3.64 MM in 1998. This was directly attributable to the Company's drilling and completion activities in the Green River Basin of Wyoming. The Company's annual production increased to 4.1 Bcf of gas and 41.9 thousand barrels of condensate during 1999, up from
1.9 Bcf of gas and 14.0 thousand barrels of condensate during 1998. During 1999 the average product prices received were $ 1.54 per Mcf and $15.95 per barrel, compared to an average of $1.81 per Mcf and $13.24 per barrel in 1998.

   Depletion and depreciation expense increased to $1.79 MM in 1999 from $1.37 MM in 1998. The increase in depletion and depreciation expense was attributable to increased production. The per mcf equivalent ("mcfe") oil and gas depletion and depreciation rate fell to $0.41 in 1999. The decline in the per mcfe depletion and depreciation rate was attributable to the effects of the ceiling test write-down of $3.41 MM incurred in December, 1998, additions to reserves and reduced finding and development costs. The book value of oil and gas properties was $33.25 MM at June 30, 1999, compared to $37.39 MM at June 30, 1998. The components of this decrease were the sale and write-downs of oil and gas properties, and the costs of drilling of additional wells.

   Direct lease operating expenses increased to $852,257 in 1999 from $248,638 in 1998. Production taxes and gathering fees increased to $1.71 MM in 1999 from $704,553 in 1998. Both increases were directly attributable to increases in production in the Green River Basin of Wyoming.

   During 1999, the Company recognized a property impairment charge of $3.41 MM, as a result of the capitalized cost of oil and gas properties exceeding a "ceiling" on such costs computed in accordance with GAAP. This impairment was caused by the lower commodity prices at December 31, 1998. The ceiling test impairment is a direct line item on the income statement. In June 1999, the Company sold a working interest in certain undeveloped leaseholds for $5 MM in cash, which had been split between proven and unproven properties and $8.2 MM in carried work commitments which reduced the carrying value of unproven properties. The $ 8.2 MM in carried work commitments will not be reflected on the books until they are incurred which will be in December 1999.

   General and administrative expenses increased to $5.86 MM in 1999 from $3.4 MM in 1998. This increase in total general and administrative expenses was primarily attributable to increases in staffing and activity during the first and second quarters of fiscal 1999. During the third and fourth quarters, the Company implemented a restructuring plan to reduce general and administrative expenses. During fiscal 1999, the Company wrote-off $2.019 MM of debt that had been on the books in excess of two years. These debts were owed primarily by junior joint venture partners for amounts expended by the Company in drilling farm-out prospects on these partners' behalf for which the Company was never reimbursed. The Company evaluated the ability of the joint venture partner to repay the debts and determined that repayment was unlikely.

   Included in unproven properties is $2.5 MM of prepaid environmental costs, which relate to the Company's agreement to purchase specified nitrogen oxide emission off-sets. These off-sets are to be utilized by the Company in the future development of its oil and gas properties in the Mesa Area as the asset that will generate the off-sets is under construction. Of the total payment, $2.0 MM was in the form of a note that bears interest at 10% payable in installments of $750,000 and $1.25 MM on July 15, 1999 and 2000, respectively. The $229,161 of interest on this note at June 30, 1999 has been capitalized as part of the prepaid environmental cost.

Results of Operations--Fiscal Year Ended June 30, 1998 Compared to Fiscal Year Ended June 30, 1997

   The Company incurred a net loss of $10.57 million on oil and gas revenues of $3.65 million for the fiscal year ended June 30, 1998. This compares to a net loss of $1.10 million on oil and gas revenues of $427,000 for the fiscal year ended June 30, 1997.

   Increases in revenue were attributable to the Company's drilling and completion activities in the Green River Basin of southwest Wyoming and partially offset by declines in product prices. During fiscal 1998 the average product prices received were $1.81 per Mcf of gas and $13.26 per barrel of condensate, compared to an average of $2.02 per Mcf and $21.68 per barrel in fiscal 1997.

   The Company's annual production increased to 1.8 Bcf of gas and 14,000 barrels of condensate during fiscal 1998, up significantly from 300 MMcf of gas and 8,000 barrels of condensate during fiscal 1997 due to the Company's drilling and completion activities in the Green River Basin.

   Oil and gas depletion and depreciation expenses rose to $1.23 million in fiscal 1998 from $60,600 in fiscal 1997. This increase was attributable to increases in production and increases in the Company's spending on property acquisitions in 1998. At June 30, 1998 the carrying value of oil and gas properties was $37.40 million, up from $16.30 million at June 30, 1997. This increase was mainly attributable to property acquisition and exploration activities in the Green River Basin. This increase was offset by $8.20 million of accounting charges associated with property writedown costs. See the discussion below and note 3 to the consolidated financial statements.

   Oil and gas production expenses consisted of operating expenses and production taxes. Operating expenses increased to $249,000 in fiscal 1998 from $52,660 in fiscal 1997. Production taxes, including gathering fees, increased to $705,000 in fiscal 1998 from $25,000 in fiscal 1997. Both increases are directly attributable to the Company's drilling and completion activities in the Green River Basin.

   During fiscal 1998, the Company recognized a property impairment charge of $2.08 million, as a result of the capitalized costs of oil and gas properties exceeding a "ceiling" on such costs computed in accordance with prescribed accounting guidelines. This writedown, and the loss on abandonment of properties of $6.12 million, was directly attributable to the oil and gas properties of Ultra Petroleum (USA) Inc. and the decision to plug and abandon its White Estates #1 property in Texas. This sour gas well was a source of growing safety and environmental concern. As a result, reserves associated with the property and present value included in prior statements were written down.

   General and administrative expenses increased to $3.96 million in fiscal 1998 from $1.40 million in fiscal 1997. This increase in total general and administrative expenses was primarily caused by the cost associated with establishment of a United States operating company and the increase in the number of employees and associated costs required to support the Company's leasehold acquisition, drilling programs, environmental and regulatory compliance.

Year 2000

   As the Year 2000 approaches, a significant business issue has emerged regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing software application products, including software application products used by the Company and its vendors and customers, were designed to accommodate only a two-digit date value, which represents the year. For example, information relating to the year 1996 is stored in the system as "96." As a result, the year 1999 (i.e. "99") could be the maximum date value that these systems will be able to process accurately.

   The Company expects to finish the review, resolution and testing of all its internal computer systems prior to December 1, 1999, to complete its year 2000 compliance program. Essentially all of the Company's office computer systems are desktop computers, including its accounting system. The maker of the Company's accounting software has represented that it has run a 2000 compliant version in-house, and the Company upgraded to that version in November, 1999. All other office desktop systems are either already year 2000 compliant or will be upgraded before December 1, 1999. The Company does not expect that the cost of upgrading any of its computer systems will have a material impact on the Company's financial position, results of operations or cash flows. The Company's oil and gas production operations equipment is not dependent on any material amount of in-house computerized controls or embedded chip devices and as such is not deemed to be affected by year 2000 compliance issues. Oil and gas operations are significantly dependent on the year 2000 readiness of respective customers and on supplies provided by third parties, particularly for energy in the form of electricity and natural gas. The Company has contacted significant suppliers, purchasers and other key business relations to ascertain their year 2000 readiness to assess the extent to which the Company's operations may be impacted should their organization not become year 2000 compliant. The Company cannot assure that there will not be material adverse effects to the Company if customers or the Company's suppliers have difficulties related to year 2000 readiness. The Company believes the availability of supplies and services from third parties is the most significant risk related to the year 2000 issue.

Plan of Operations

   During the fiscal year ended June 30, 1999, the Company drilled a total of 16 gross (4.91 net) wells and completed or partially completed a total of 15 gross (4.41 net) wells with one gross (0.5 net) wells plugged and abandoned. Additionally, during the period, the Company participated in acquisitions and divestitures of resulting in a net reduction of four gross (minus 0.6398 net) wells in the Company's well count.

   The Company's goal for the fiscal year ending June 30, 2000 is to drill 16 gross (7.0625 net) wells in the Green River Basin, primarily on the Pinedale Anticline, where the Company has current confirmation, delineation and step out wells being drilled and completed. By October 31, 1999, the Company had 6 gross (3.125 net) new wells either drilling, completing or producing in the Mesa Project Area of the Pinedale Anticline. All of these wells encountered over-pressured, Lance gas sands, with 5 gross (2.215 net) wells that appear commercial and 1 gross (1 net) well that is a dry hole. Of the 5 gross (2.125 net) wells that appear commercial, 3 gross (1.275 net) are awaiting completion and 2 gross (0.85 net) are drilling. These five new wells are being connected to the existing pipeline infrastructure utilized for the three previous wells drilled on the Mesa Area which will transport the gas to the Questar Blacks Fork processing plant. Another 4 gross (2.55 net) wells were committed and waiting on drilling rig availability in the field. Additionally, the Company has acquired a 77 square mile 3-D seismic survey over much of the Mesa Project Area and will begin interpretation of the data early in 2000.

Liquidity and Capital Resources

   In 1999, the Company relied on sales of assets and its senior credit facility to finance operations. The Company successfully negotiated an increase in its senior credit facility from $2.65 MM to $12 MM. The increase was directly related to the Company's improving financial condition and increases in the value of the Company's oil and gas properties. The Company received $5 MM in cash and $8.2 MM in carried work commitments from the sale of assets in June 1999, which allowed the reduction of senior indebtedness and reduction in payables. The majority of the Company's capital expenditures have been in the Green River Basin of Wyoming. For the year ended June 30, 1999 capital expenditures were $22 MM. At June 30, 1999, the Company reported a cash position of $782,702 compared to $5.9 MM of cash on hand at June 30, 1998. Working capital decreased from $8.11 MM at June 30, 1998 to $698,204, primarily due to reduction of receivables and cash on hand.

   Historically, the Company's capital expenditures and general and administrative costs have exceeded its cash flow from operating activities. Management has rectified this imbalance and in May 1999, the Company achieved positive cash flow. The positive cash flow and the recent asset sale coupled with increased borrowing capacity are projected to be adequate to meet the Company's capital requirements for the fiscal year ended June 30, 2000 which are estimated to be $12 MM. However, future cash flows and the continued availability of financing are subject to a number of uncertainties such as production rates, the price of oil and gas, and the continued results of the Company's drilling programs. There can be no assurances that capital resources will be sufficient to fund the Company's future capital expenditures.

Item 9A. Quantitative and Qualitative Disclosures About Market Risk

   Not applicable.

Item 10. Directors and Officers of Registrant

Name, Position, and Tenure

 Registrant: Ultra Petroleum Corp.

                Name                 Position                     Tenure
                ----        -------------------------- ----------------------------
   Michael D. Watford...... Chairman of Board          1 Feb. 1999 to present
                            CEO                        1 Feb. 1999 to present
                            Director                   1 Feb. 1999 to present
   R.G. "Jerry" Albertus... President                  14 May 1996 to present
                            Director                   14 May 1996 to present
   John R. Hislop.......... Chief Financial Officer    14 May 1996 to 11 Sept. 98
                            Director                   28 March 1993 to present
   G. Harold Laycraft...... Director                   24 March 1997 to present
   Lorne Hanson............ Director                   30 July 1997 to present
   Dr. William C. Helton... Director                   12 Aug. 1994 to present
   Michael Schoen.......... Director                   19 Aug. 1999 to present
   Stephen Kneller......... Vice President Exploration 11 Sept. 1998 to present
   Charlotte Kauffman...... Corporate Secretary        4 Dec. 1998 to present
   Mark C. Jarvis.......... Director                   13 Nov. 1996 to 18 Aug. 1999
                            Corporate Secretary        13 March 1997 to 4 Dec. 1998
   Marc A. Bruner.......... Chairman of Board          23 Jan. 1996 to 29 Jan. 1999
                            Director                   8 Nov. 1996 to 25 March 1999

   There are no family relationships between any director or executive officer and any other director or executive officer.

Item 11. Compensation of Directors and Officers

   The aggregate amount of salary paid to the directors and officers of the Company (eleven persons) for the year ended June 30, 1999 was $658,560.

Item 12. Options to Purchase Securities From Registrant or Subsidiaries.

   The following share options relating to the Company's common stock and held by officers and directors were outstanding at October 31, 1999:

                                   Number of  Exercise
                                    Shares      Price         Expiry Date
                                   --------- ----------- ---------------------
                                                      $CDN
John Hislop.......................   314,860    $3.79       7 February 2000
R.G. Albertus.....................   200,000    $3.79       7 February 2000
Charlotte Kauffman................   125,000    $3.79       7 February 2000
Stephen Kneller...................    50,000    $4.95         4 June 2000
Charlotte Kauffman................    50,000    $4.42         7 July 2000
R.G. Albertus.....................    75,000    $5.00      12 December 2000
Charlotte Kauffman................    20,000    $5.00      12 December 2000
Stephen Kneller...................    15,000    $5.00      12 December 2000
R.G. Albertus.....................   100,000    $6.63       26 August 2000
Lorne Hanson......................    20,000    $6.63       26 August 2000
Michael Watford................... 1,650,000    $1.46       28 January 2009
All directors and officers as a
 group (nine persons)............. 2,619,860 $1.46-$6.63 7-Feb-00 to 28-Jan-09

   The exercise prices for the above stock options were determined in accordance with TSE listing policy and as a minimum reflect the average closing price of the Company's shares for the 10 trading days on the TSE immediately preceding the day on which the directors granted and publicly announced the options. No compensation expense resulted from the granting of such options.

Item 13. Interest of Management In Certain Transactions.

General Information

   Other than as set forth below and other than transactions carried out in the normal course of business of the Company or any of its affiliates, none of the Company's directors or officers, nor any of the Company's shareholders beneficially owning shares carrying more than 10% of the voting rights attached to the shares of the Company, nor any associate or affiliate of any of the foregoing persons, has since July 1, 1997, had any material interest, direct or indirect, in any transactions which materially affected the Company or any of its subsidiaries or in any proposed transaction which has or would materially affect the Company or any of its subsidiaries.

   Under the Company Act (British Columbia), a director is statutorily obligated to disclose at the first opportunity, at a meeting of the directors or in a written notice to the other members of the board, the nature and extent of his interest in any proposed contract or transaction with the company on whose board he serves.

Related Party Transactions

   The Company had the following transactions and balances with related parties:

     a. Mark Jarvis, the Company's former Director, is currently the President and a director of Arrowhead Minerals Corp. ("Arrowhead"). Arrowhead and the Company are co-venturers in oil and gas properties as follows: the ACU 34-1, Monty Prospect, Texas; the South Evetts Prospect, Texas, the Bull Draw, Gemini and Warbonnet Prospects, Wyoming. At 1999 fiscal year end, the Company included $12,200 (1998--$998,682; 1997-- $12,200) owing to Arrowhead in its accounts payable and $18,595 in its accounts receivable (1998--$1,779,352; 1997--nil).

     b. John R. Hislop, a Director of the Company, is President and a director of RIS Resources International Corporation ("RIS"), a company some of whose assets were acquired by Ultra in 1996. At 1999 fiscal year end, the Company included $ 0 (1998--$109,250; 1997--$2,003) owing from RIS in its accounts receivable and $ 0 (1998--nil; 1997--$23,587) owing to RIS in accounts payable. John R. Hislop is a Director of Arrowhead Minerals Corp. ("Arrowhead"). Arrowhead and the Company are co-venturers in oil and gas properties as follows: the ACU 34-1, Monty Prospect, Texas; the South Evetts Prospect, Texas, the Bull Draw, Gemini and Warbonnet Prospects, Wyoming. At 1999 fiscal year end, the Company included $12,200 (1998-- $998,682; 1997--$12,200) owing to Arrowhead in its accounts payable and in its accounts receivable $18,595 (1998--$1,779,352; 1997--nil).

     c. G.H. Laycraft, a director of the Company, is the Chairman of Transglobe Energy Corp. ("Transglobe"). The Company and Transglobe are co-venturers in the following oil and gas properties of the Company located in
  Texas: the Monty Prospect. At 1999 year end, the Company reported $0 (1998--$0; 1997--$74,446) owing to Transglobe in its accounts payable and $3,010 (1998--$30,677; 1997--$10,837) owing from Transglobe in its accounts receivable.

     d. Included in office expense is $404,806 (1998--$416,167; 1997--
  $139,358) paid to Caravel Management Corp., which is composed of salaries for 10 employees, office rent, equipment leasing, internet services, advertising and investor relations expenses. Caravel Management Corp. is a company owned by John R. Hislop, a director of the Company.

   Management of the Company believes that the terms and conditions of each of the transactions describe above were at least as fair to the Company as could have been obtained from unaffiliated persons or entities in arms' length transactions.

                                    PART II

Item 14. Description of Securities to be Registered.

   Not applicable.

                                    PART III

Item 15. Defaults Upon Senior Securities.

   Not applicable.

Item 16. Changes in Securities and Changes in Security for Registered
Securities.

   Not applicable.

                                    PART IV

Item 17. Financial Statements.

   The following financial statements are attached hereto and made a part of this report:

 Description of Document                                                   Page
 -----------------------                                                   ----
 (1) Consolidated Balance Sheets for the Fiscal Years Ended June 30,
     1999 and 1998 (Audited--Prepared Externally by the Company Auditor,
     KPMG)                                                                   *

 (2) Consolidated Statements of Operations and Deficit for the Fiscal
     Years Ended June 30, 1999, 1998 and 1997 (Audited--Prepared
     Externally by the Company Auditor, KPMG)                                *

 (3) Consolidated Statements of Changes in Financial Position for the
     Fiscal Years Ended June 30, 1999, 1998 and 1997 (Audited--Prepared
     Externally by the Company Auditor, KPMG)                                *

 (4) Supplementary Disclosures about Oil and Gas Producing Activities dated June 30, 1999 (Unaudited--Prepared Internally by Company
     Management)                                                             *

 (5) Auditors' Report Dated August 18, 1999                                  *

Item 18. Financial Statements.

   Not applicable.

Item 19. Financial Statements and Exhibits.

 Description of Document                                                  Page
 -----------------------                                                  ----
 (a) Financial Statements

     (1)     See Item 17 above                                              *

 (b) Exhibits

     (1)     Corporate Charter and By-Laws (1)

     (2)     May 22, 1996 Agreement between the Company and RIS (1)

     (3)     Agreements re: Green River Basin Prospect

     (i)     July 19, 1996 CNG Producing Company Farmout Agreement (1)

     (ii)    July 19, 1996 Western Gas Resources, Inc. Agreement (1)

     (iii)   Jonah Field Development Agreement between Halliburton
             Energy Services, Inc. and Ultra CO, dated May 30, 1997 (1)

     (iv)    Farmout and Option Agreement between Ultra CO and Celsius
             Energy Company, effective March 31, 1997 (1)

     (v)     Letter Agreement between the Company and Ultra CO, and
             Arrowhead Resources (USA) Ltd., dated August 19, 1997, as amended by letter agreement dated October 30, 1997 (1)

     (vi)    Gas Gathering Agreement between Ultra CO and Ultra WY, and
             Jonah Gas Gathering Company, dated November 7, 1997 (1)

     (vii)   Hoback Basin Letter Agreement between Ultra CO and Ultra
             WY, and Lance Oil & Gas Company, Inc., dated November 14,
             1997 (1)

     (viii)  Participation Agreement among Ultra WY, HS Resources Inc.
             and Holmes P. McLish, dated December 14, 1997 (1)

     (ix)    First Amended and Restated Johan Field Development
             Agreement between Halliburton Energy Services, Inc. and
             Ultra CO and Ultra WY, dated April 1, 1998 (1).

 Description of Document                                                   Page
 -----------------------                                                   ----
     (x)     Credit Agreement between Wells Fargo Bank and Ultra dated
             July 24, 1998 (1).

     (xi)    Purchase and Sale Agreement between Anschutz Wyoming Corp.
             and Ultra CO and Ultra WY, dated May 17, 1999 (2)

     (xii)   Participation Agreement between Anschutz Wyoming Corp. and
             Ultra CO and Ultra WY, dated June 18, 1999 (2)

     (xiii)  Purchase and Sale Agreement between Questar Exploration and
             Production Company and Ultra CO and Ultra WY, dated May 17,
             1999 (2)

     (xiv)   Participation Agreement between Questar Exploration and
             Production Company and Ultra CO and Ultra WY, dated June
             18, 1999 (2)

--------
(1) Previously filed with Form 20-F dated April 28, 1998 and Form 20-F dated December 22, 1998.
(2) Filed herewith.

                                   SIGNATURES

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for filing on Form 20-F and has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ULTRA PETROLEUM CORP.

Date: December   , 1999                          /s/ Michael D. Watford
                                          By:__________________________________
                                             Name: Michael D. Watford
                                             Title: Director, Chairman of the
                                             Board and CEO

                          ULTRA PETROLEUM CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                                                   June 30,       June 30,
                                                     1999           1998
                                                 -------------  -------------
                                                 (Expressed in U.S. Dollars)
                     ASSETS
                     ------
Current Assets
  Cash and equivalents.......................... $     782,702  $   5,896,243
  Restricted cash...............................       969,543        113,481
  Accounts receivable...........................     2,524,685      9,286,603
  Amounts due from related parties (Note 7).....        44,206      1,941,880
  Prepaid expenses and other current assets.....       374,466        188,408
  Note receivable...............................            --        750,000
                                                 -------------  -------------
                                                     4,695,602     18,176,615
Oil and gas properties, using the full cost
 method of accounting (Note 2)..................    33,297,219     37,391,681
Capital assets (Note 3).........................       469,057        569,045
                                                 -------------  -------------
TOTAL ASSETS.................................... $  38,461,878  $  56,137,341
                                                 =============  =============
      LIABILITIES AND SHAREHOLDERS' EQUITY
      ------------------------------------
Current Liabilities:
  Accounts payable and accrued liabilities...... $   2,966,168  $   4,614,706
  Amounts due to related parties (Note 7).......        52,069      1,038,551
  Current portion of long-term debt (Note 4)....       979,161      4,416,633
                                                 -------------  -------------
                                                     3,997,398     10,069,890
Deferred revenue................................       350,000        450,000
Long-term debt (Note 4).........................     7,100,000     10,245,654
Shareholder's equity:
  Share capital (Note 5)........................    50,485,327     32,312,036
  Special warrants (Note 6).....................            --     17,600,442
  Deficit.......................................   (23,470,847)   (14,540,681)
                                                 -------------  -------------
Commitments and contingencies (Notes 11 and
 13)............................................    27,014,480     35,371,797
                                                 -------------  -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ..... $  38,461,878  $  56,137,341
                                                 =============  =============

          See accompanying notes to consolidated financial statements.

   Approved on behalf of the Board:

 /s/  Michael D. Watford                       /s/  R.G. "Jerry" Albertus
-------------------------------                -------------------------------
      Michael D. Watford                            R.G. "Jerry" Albertus
           Director                                        Director

                          ULTRA PETROLEUM CORPORATION

               CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                                                Year ended June 30,
                                       ---------------------------------------
                                           1999          1998         1997
                                       ------------  ------------  -----------
                                            (Expressed in U.S. Dollars)
REVENUES:
  Natural gas sales................... $  6,352,315  $  3,471,661  $   405,216
  Oil sales...........................      670,023       173,850       21,327
                                       ------------  ------------  -----------
                                          7,022,338     3,645,511      426,543
                                       ------------  ------------  -----------
EXPENSES:
  Production expenses and taxes.......    2,571,081       953,191       77,625
  Depletion and depreciation..........    1,794,307     1,377,190       76,849
  Ceiling test write-down (Note 2)....    3,416,786     2,081,300           --
  Loss on abandonment of oil and gas
   property (Note 2)..................           --     6,115,305           --
  Bad debt............................    2,019,416            --           --
  General and administrative..........    5,861,125     3,405,403    1,382,157
  Interest............................      576,506       406,062           --
                                       ------------  ------------  -----------
                                         16,239,221    14,338,451    1,536,631

OTHER INCOME:
  Interest............................      151,709       120,581       13,599
  Other...............................      135,008            --           --
                                       ------------  ------------  -----------
                                            286,717       120,581       13,599
                                       ------------  ------------  -----------

LOSS FOR THE YEAR.....................   (8,930,166)  (10,572,359)  (1,096,489)

DEFICIT, beginning of year............  (14,540,681)   (3,968,322)  (2,871,833)
                                       ------------  ------------  -----------
DEFICIT, end of year.................. $(23,470,847) $(14,540,681) $(3,968,322)
                                       ============  ============  ===========
LOSS PER COMMON SHARE................. $      (0.16) $      (0.26) $     (0.04)
                                       ============  ============  ===========
Weighted average common shares
 outstanding..........................   55,804,459    40,469,589   25,500,520
                                       ============  ============  ===========


          See accompanying notes to consolidated financial statements.

                          ULTRA PETROLEUM CORPORATION

            CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION

                                                Year ended June 30,
                                       ---------------------------------------
                                           1999          1998         1997
                                       ------------  ------------  -----------
                                            (Expressed in U.S. Dollars)
CASH PROVIDED BY (USED IN):

OPERATING ACTIVITIES:
Loss for the year..................... $ (8,930,166) $(10,572,359) $(1,096,489)
Add (deduct):
  Items not involving cash:
    Depletion and depreciation........    1,794,307     1,377,190       76,849
    Ceiling test write-down...........    3,416,786     2,081,300           --
    Provision for bad debts...........    2,019,416            --           --
    Loss on abandonment of property...           --     6,115,305           --
  Net changes in non-cash working
   capital:
    Restricted cash...................     (859,062)     (113,481)          --
    Accounts receivable...............    6,640,176   (11,008,683)     (79,033)
    Prepaid expenses and other current
     assets...........................     (186,058)     (118,003)     (70,405)
    Note receivable...................     (750,000)     (750,000)          --
    Accounts payable and accrued
     liabilities......................   (2,635,020)    4,623,260      123,338
    Deferred revenue..................     (100,000)      450,000           --
                                       ------------  ------------  -----------
                                          1,913,379    (7,915,481)  (1,045,740)
                                       ------------  ------------  -----------
INVESTING ACTIVITIES:
  Oil and gas property expenditures...  (21,996,324)  (30,695,675)  (7,684,768)
  Purchase of capital assets..........      (58,319)     (654,148)     (81,359)
  Proceeds from sale of oil and gas
   properties.........................   21,038,000       184,647           --
  Bid deposit.........................           --     1,133,000   (1,133,000)
                                       ------------  ------------  -----------
                                         (1,016,643)  (30,032,176)  (8,899,127)
                                       ------------  ------------  -----------
FINANCING ACTIVITIES:
  (Decrease) increase in long-term
   debt...............................   (6,583,126)   14,387,287      188,208
  Issuance of shares..................   18,173,291    12,178,834    9,371,531
  Issuance of special warrants........           --    17,600,442    5,072,166
  Conversion of special warrants......  (17,600,442)   (5,072,166)          --
  Share subscriptions.................           --            --      (72,501)
                                       ------------  ------------  -----------
                                         (6,010,277)   39,094,397   14,559,404
                                       ------------  ------------  -----------
(DECREASE) INCREASE IN CASH DURING
 YEAR.................................   (5,113,541)    1,146,740    4,614,537
CASH AND CASH EQUIVALENTS, beginning
 of year..............................    5,896,243     4,749,503      134,966
                                       ------------  ------------  -----------
CASH AND CASH EQUIVALENTS, end of
 year................................. $    782,702  $  5,896,243  $ 4,749,503
                                       ============  ============  ===========

          See accompanying notes to consolidated financial statements.

                             ULTRA PETROLEUM CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               (Expressed in U.S. dollars unless otherwise noted)

                    Years ended June 30, 1999, 1998 and 1997

INCORPORATION AND NATURE OF OPERATIONS:

   Ultra Petroleum Corp. (the "Company") is incorporated under the laws of British Columbia, Canada and its principal business activity is the exploration and development of oil and gas properties located primarily in the United States

1. SIGNIFICANT ACCOUNTING POLICIES:

   (a) Basis of presentation:

   The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Ultra Petroleum (U.S.A.) Inc. and Ultra Resources, Inc.

   All material intercompany transactions and balances have been eliminated upon consolidation.

   (b) Accounting principles:

   The consolidated financial statements are prepared in accordance with accounting principles generally accepted in Canada.

   (c) Revenue recognition and deferred revenue:

   Revenues from oil and gas operations are recognized at the time the oil is sold or natural gas is delivered. The cash received upon dedicating certain production volumes to a gas pipeline was deferred and is being included in natural gas sales on a straight line basis over the term of the five year dedication.

   (d) Restricted cash:

   Restricted cash represents cash received by the Company from production sold where the final division of ownership of the production is unknown or in dispute.

   (e) Capital assets:

   Capital assets are recorded at cost. Depreciation is provided on a straight-line basis over 5 years.

   (f) Oil and gas properties:

   The Company follows the full cost method of accounting for oil and gas operations whereby all costs associated with the exploration for and development of oil and gas reserves are capitalized to the Company's single cost center. Such costs include land acquisition costs, geological and geophysical expenses, carrying charges on non-producing properties, costs of drilling both productive and non-productive wells and overhead charges directly related to acquisition, exploration and development activities.

   The capitalized cost, together with the costs of production equipment, are depleted and depreciation on the unit-of-production method based on the estimated gross proven reserves as determined by independent petroleum engineers. Oil and gas reserves and production are converted into equivalent units based upon relative energy content.

   Costs of acquiring and evaluating unproved properties are initially excluded from the costs subject to depletion and depreciation. These unproved properties are assessed periodically to ascertain whether

                             ULTRA PETROLEUM CORP.

impairment has occurred. When proved reserves are assigned or the property is considered to be impaired, the cost of the property or the amount of the impairment is added to the costs subject to depletion and depreciation.

   The total capitalized cost of oil and gas properties less accumulated depletion and depreciation are limited to an amount equal to the estimated future net revenue from proven reserves plus the cost (net of impairment) of unproven properties, less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

   Proceeds from the sale of oil and gas properties are applied against capitalized costs, with no gain or loss recognized, unless such a sale would significantly alter the rate of depletion and depreciation.

   Substantially all of the Company's exploration, development and production activities are conducted jointly with others and accordingly these financial statements reflect only the Company's proportionate interest in such activities.

   (g) Foreign currency translation:

   The Company has adopted the United States dollar as its reporting currency, which is also its functional currency. The Company and its subsidiaries are considered to be integrated operations and the accounts in Canadian dollars are translated using the temporal method. Under this method, monetary assets and liabilities are translated at the rates of exchange in effect at the balance sheet date; non-monetary assets at historical rates and revenue and expense items at the average rates for the period other than depletion and depreciation which are translated at the same rates of exchange as the related assets. The net effect of the foreign currency translation is included in current operations.

   (h) Use of estimates:

   Preparation of consolidated financial statements in accordance with generally accepted accounting principles in Canada requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (i) Reclassifications:

   Certain amounts in the financial statements of the prior years have been reclassified to conform to the 1999 financial statement presentation.

2. OIL AND GAS PROPERTIES:

                                                        1999         1998
                                                     -----------  -----------
   Developed Properties:
     Acquisition, equipment, exploration and
      drilling costs................................ $18,474,826  $18,732,612
     Less accumulated depletion, depreciation and
      amortization..................................  (2,969,605)  (1,333,605)
                                                     -----------  -----------
                                                      15,505,221   17,399,007
   Unproven Properties:
     Acquisition and exploration costs..............  15,062,837   17,492,674
     Environmental costs............................   2,729,161    2,500,000
                                                     -----------  -----------
                                                     $33,297,219  $37,391,681
                                                     ===========  ===========

                             ULTRA PETROLEUM CORP.

   In June 1999, the Company sold its interest in approximately 15,000 net undeveloped acres and a working interest in several wells for $5,000,000 in cash and $8,200,000 in future work commitments which will be recorded as the drilling program progresses. $2,758,000 of the proceeds have been allocated to the acreage sold and $2,242,000 to the well interests sold. Such amounts have been recorded as a reduction to the carrying values of the Unproven and Developed properties, respectively.

   During the quarter ended December 31, 1998, the Company recorded a ceiling test write-down of $3,416,786.

   Effective July 1, 1998, the Company assigned an interest in certain wells as payment of debt the Company had incurred on drilling these wells. The Company did not recognize any gain or loss on this transaction and, accordingly, the carrying value of oil and gas properties and the long-term debt account were reduced by the same amount.

   At June 30 1998, a ceiling test write-down in the amount of $8,196,605 was recorded. This write-down has been reflected in the 1998 statement of operations in two separate components: (i) a loss on abandonment of oil and gas property in the amount of $6,115,305 and (ii) a ceiling write-down in the amount of $2,081,300.

   Included in Unproven Properties is $2,500,000 of prepaid environmental costs, which relate to the Company's agreement to purchase specified nitrogen oxide emission off-sets. These off-sets are to be utilized by the Company in the future development of its oil and gas properties as the asset that will generate the off-sets is under construction. $2,000,000 of the total purchase was in the form of a note that bears interest at 10% payable in installments of $750,000 and $1,250,000 on July 15, 1999 and 2000, respectively. The $229,161 of interest due on this note at June 30, 1999 has been capitalized as part of the prepaid environmental cost.

3. CAPITAL ASSETS:

                                                      1999              1998 Net
                                                  Accumulated  Net Book   Book
                                           Cost   Depreciation  Value    Value
                                         -------- ------------ -------- --------
   Computer equipment................... $422,131   $149,888   $272,243 $317,368
   Office equipment.....................  181,179     73,387    107,792  135,997
   Field equipment......................  145,175     66,327     78,848  115,680
   Other................................   38,161     27,987     10,174       --
                                         --------   --------   -------- --------
                                         $786,646   $317,589   $469,057 $569,045
                                         ========   ========   ======== ========

4. LONG-TERM DEBT:

                                                          1999        1998
                                                       ----------  -----------
   Bank indebtedness.................................  $5,850,000  $ 2,450,000
   Note payable......................................   2,229,161    2,000,000
   Production loan payable...........................          --    8,511,716
   Acreage commitment, without interest, matures July
    1, 1998..........................................          --    1,700,571
                                                       ----------  -----------
                                                        8,079,161   14,662,287
   Less: current portion.............................    (979,161)  (4,416,633)
                                                       ----------  -----------
                                                       $7,100,000  $10,245,654
                                                       ==========  ===========

                             ULTRA PETROLEUM CORP.

   Bank indebtedness:

   The bank indebtedness bears interest at the bank's prime rate, which was 7.75% at June 30, 1999. The Company's borrowing base is $12,000,000 and any outstanding debt is secured by all of the Company's oil and gas interests.

   Note payable:

   The note payable relates to the purchase of nitrogen oxide emission off-sets discussed in Note 3. The note bears interest at 10% and is payable in installments of $750,000 and $1,250,000 on July 15, 1999 and 2000,
respectively.

   Production loan payable:

   The repayment terms of the production loan were based on and secured by a percentage of production proceeds from specified wells. As described in Note 3, during 1999 the Company assigned an interest in certain wells as complete payment of the production loan.

   Acreage commitment:

   The acreage commitment relates to the Company's acquisition of a leasehold interest in land. The commitment did not bear interest and was liquidated in July 1998 in the normal course of operations.

5. SHARE CAPITAL:

(a) AUTHORIZED:

   100,000,000 Common shares with no par value

(b) ISSUED:

                                                         Number of
                                                           Shares     Amount
                                                         ---------- -----------
   Balance, June 30, 1997............................... 35,192,305 $20,133,202
   Shares issued during the year:
     For cash...........................................  6,544,800   5,170,951
     For acquisition of oil and gas properties..........  6,354,610   7,007,883
                                                         ---------- -----------
   Balance, June 30, 1998............................... 48,091,715  32,312,036
                                                         ---------- -----------
   Shares issued during the year:
     For cash...........................................  1,165,910     572,849
     For conversion of special warrants.................  7,236,100  17,600,442
                                                         ---------- -----------
   Balance, June 30, 1999............................... 56,493,725 $50,485,327
                                                         ========== ===========

(c) SHARE OPTIONS:

                                                    Number of    Price range
                                                     Options      (Cdn. $s)
                                                    ----------  --------------
   Balance, June 30, 1998..........................  3,463,220  $0.50 to $7.10
   Granted.........................................  2,150,000  $1.46 to $3.85
   Exercised.......................................   (545,600) $0.50 to $1.05
   Cancelled....................................... (1,445,360) $3.79 to $7.10
                                                    ----------
   Balance, June 30, 1999                            3,622,260  $1.05 to $6.96
                                                    ==========

                             ULTRA PETROLEUM CORP.

   The share options outstanding at June 30, 1999 were held as follows:

                                               Number of  Exercise     Expiry
          Relationship of Optionholder          Shares   Price (Cdn) Period/Date
          ----------------------------         --------- ----------- -----------
   Directors..................................   307,400 $      1.05 7/99-12/99
   Directors/Employees........................ 1,664,860 $3.79-$6.96 1/00-12/00
   Director................................... 1,650,000 $      1.46       1/09
                                               ---------
                                               3,622,260
                                               =========

   No compensation resulted from the granting of these options as all were granted at or above the market value of the common shares at the date of grant.

(d) SHARE PURCHASE WARRANTS:

                                                     Number of    Price range
                                                      Warrants     (Cdn. $s)
                                                     ----------  --------------
   Balance, June 30, 1998...........................  1,455,000  $0.48 to $4.62
   Issued upon conversion of Special Warrants.......  5,832,100  $4.02 to $5.20
   Exercised........................................   (205,000) $0.48 to $0.56
   Expired.......................................... (1,250,000) $4.02 to $4.62
                                                     ----------
   Balance, June 30, 1999...........................  5,832,100  $4.02 to $5.20
                                                     ==========

6. SPECIAL WARRANTS:

                                                       Number of
                                                        Special
                                                        Warrants      Amount
                                                       ----------  ------------
   Balance, June 30, 1997.............................  5,911,840  $  5,072,166
                                                       ----------  ------------
   Special warrants issued during the year:
   October 1997.......................................     27,500        70,890
   December 1997......................................  4,400,600     9,813,180
   May 1998...........................................  2,808,000     7,716,372
                                                       ----------  ------------
                                                        7,236,100    17,600,442
   Special warrants converted during the year......... (5,911,840)   (5,072,166)
                                                       ----------  ------------
   Balance, June 30, 1998.............................  7,236,100    17,600,442
   Special warrants converted during the year......... (7,236,100)  (17,600,442)
                                                       ----------  ------------
   Balance, June 30, 1999.............................         --  $         --
                                                       ==========  ============

   Special Warrants are each convertible into one Common Share and one Share Purchase Warrant. Special Warrants converted during 1999 were at prices ranging from $4.05 Cdn to $4.50 Cdn.

                             ULTRA PETROLEUM CORP.

7. RELATED PARTY TRANSACTIONS:

   The following amounts were paid to directors and officers of the Company or its affiliates:

                                                    For the year ended June
                                                              30,
                                                   --------------------------
                                                     1999     1998     1997
                                                   -------- -------- --------
   Office rent and administration services to a
    company controlled by a director.............. $404,806 $416,167 $139,358
                                                   -------- -------- --------
   Management bonus to directors and officers..... $190,743 $187,663 $202,767
                                                   -------- -------- --------
   Wages/fees to directors and officers........... $193,320 $292,851 $     --
                                                   -------- -------- --------

   Amounts due from related parties:

                                                              June 30,
                                                     --------------------------
                                                      1999      1998     1997
                                                     ------- ---------- -------
   RIS Resources International Corp................. $    -- $  109,250 $ 2,003
   Enterprise Exploration and Production Inc........  22,601     22,601      --
   Transglobe Energy Corporation....................   3,010     30,677  10,837
   Arrowhead Minerals Corporation...................  18,595  1,779,352      --
                                                     ------- ---------- -------
     Total.......................................... $44,206 $1,941,880 $12,840
                                                     ======= ========== =======

   Amounts due to related parties:

                                                             June 30,
                                                    ---------------------------
                                                     1999      1998      1997
                                                    ------- ---------- --------
   Arrowhead Minerals Corporation.................. $12,200 $  998,682 $ 12,200
   RIS Resources International Corp................      --         --   23,587
   Enterprise Exploration and Production Inc.......  39,869     39,869   39,869
   Transglobe Energy Corporation...................      --         --   74,446
                                                    ------- ---------- --------
     Total......................................... $52,069 $1,038,551 $150,102
                                                    ======= ========== ========

   The above amounts due from and to related parties were incurred in the normal course of oil and gas operations.

   Related party relationships:

   (a) RIS Resources International Corp. ("RIS")

   One of the Company's directors is President and a director of RIS. During fiscal 1997, the Company acquired all the oil and gas assets of RIS, in exchange for 9,382,845 Common shares of the Company.

   (b) Enterprise Exploration and Production Inc. ("Enterprise")

   One of the Company's directors is the owner of Enterprise. The Company and Enterprise both own working interests in one of the Company's oil and gas properties.

   (c) Transglobe Energy Corporation ("Transglobe")

   One of the Company's directors is a director and Chairman of Transglobe. The Company and Transglobe both own working interests in a number of the same oil and gas properties.

                             ULTRA PETROLEUM CORP.

   (d) Arrowhead Minerals Corporation ("Arrowhead")

   The Company's former president and one of the Company's former officers, who are also directors of the Company, are directors of Arrowhead. The Company and Arrowhead both own working interests in a number of the same oil and gas properties.

8. INCOME TAXES:

   At June 30, 1999, the Company has available non-capital loss carry forwards as follows:

                                 Losses for               Losses for
                                  Financial    Timing         Tax      Expiry
                                 Statements  Differences   Purposes     Dates
                                 ----------- -----------  ----------- ---------
   Canada (Cdn dollars)......... $ 7,767,860 $   479,718  $ 7,288,142 1999-2006
                                 ----------- -----------  -----------
   United States (US dollars)... $17,796,250 $(6,578,853) $24,375,103 2009-2019
                                 ----------- -----------  -----------

   No benefit from these losses has been recorded in the accounts because of the uncertainty associated with their ultimate realization. The benefit of the Canadian loss carryforwards can only be realized when the company generates taxable income in Canada. The Company currently has no producing operations in Canada.

9. EMPLOYEE BENEFITS:

   The Company sponsors a qualified tax-deferred savings plan in accordance with provisions of Section 401(k) of the Internal Revenue Code for its U.S. employees. Employees may defer up to 15% of their compensation, subject to certain limitations. The Company matches the employee contributions up to 5% of employee compensation. The plan runs on a calendar year and began in February, 1998. The expense associated with the Company's contribution was $58,978 and $18,672 in the years ended June 30, 1999 and 1998, respectively.

10. DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND THE UNITED STATES:

   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada, ("Canadian GAAP"), which differ in certain respects from generally accepted accounting principles in the United States, ("US GAAP").

   Had the Company followed US GAAP, the carrying value of the Oil and Gas Properties would not be materially different than under Canadian GAAP. Under US GAAP, the Company is required to discount future net revenues at 10% for purposes of calculating any required ceiling test write-down. Under Canadian GAAP, future net revenues are not discounted, however, they are reduced for estimated future general and administrative expenses and interest. In 1999 and 1998, the calculation under Canadian GAAP approximated that determined under US GAAP.

   Total Shareholders' Equity under US GAAP would be $169,199 lower due to the manner in which escrowed share were accounted for in fiscal 1995.

   Under US GAAP, the totals for Cash Used in Investing Activities and for Cash Provided by Financing Activities on the June 30, 1997 consolidated statements of changes in financial position would both decrease by $3,064,064. The issue of common shares as consideration for the acquisition of oil and gas properties or the settlement of a liability does not impact the Company's cash flows, and accordingly, under US GAAP these transactions are excluded from the statement of changes in financial position.

                             ULTRA PETROLEUM CORP.

11. COMMITMENTS AND CONTINGENCIES:

   The Company is committed to payments, under an operating lease for office space, of $371,000 in fiscal 2000 and 2001, $376,000 in 2002 and $380,000 in fiscal 2003. Approximately 50% of these payments are offset by a sublease with the same term as the primary lease.

   On January 15, 1999, Alamo Resources, Inc. ("Alamo") filed suit against the Company in the 392nd Judicial District Court, Henderson County, Texas alleging that the Company trespassed and wrongfully plugged a well it operated in Henderson County, Texas called the White Estate No. 1. Alamo was top lessee of the property and thus claims a right to operate the well and that the Company committed negligence and gross negligence in operating the well that resulted in a loss of reserves. The Company had plugged the well for a number of reasons, primarily due to safety and a lack of an available market for sour gas making it uneconomic for the Company to leave the well shut-in. The Company believes that it has meritorious defenses to Alamo's allegations and has filed a motion for partial summary judgment for the trespass claim. No prediction can be made as to the outcome of the matter.

   The Company is currently involved in various other routine disputes and allegations incidental to its business operations. While it is not possible to determine the ultimate disposition of these matters, management, after consultation with legal counsel, is of the opinion that the final resolution of all such currently pending or threatened litigation is not likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. FAIR VALUE OF FINANCIAL INSTRUMENTS:

   For certain of the Company's financial instruments including accounts receivable, note receivable, accounts payable, accrued liabilities and management fees payable, the carrying amounts approximate fair value due to the immediate or short-term maturity of these financial instruments.

   The carrying value for notes payable approximates fair market value because the various borrowing rates are similar to the current rates presently available to the Company for loans with similar terms and maturity.

13. UNCERTAINTY DUE TO THE YEAR 2000 ISSUE (UNAUDITED):

   The Year 2000 Issue ("Y2K") arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise is some systems which use certain dates in 1999 to represent something other than a date. The effects of the Y2K issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations.

   The Company has taken and continues to take definitive action to assure the proper functioning of its business processes during the Y2K critical time frame. The Company has reviewed its information technology and overall business systems for potential susceptibility to errors caused by the Y2K problem and conducted a successful simulation of its systems and processes on December 18, 1998. The Company's internal equipment and software can recognize, manipulate and compare (in normal functioning) all dates during and after the year 2000, and operate in accordance with the products' intended specifications. Within the Company's field operations, no electronic equipment that could be susceptible to Y2K errors has been identified. The Company has contacted its vendors and is in the process of monitoring key vendor compliance. It is not possible to be certain that all aspects of the Y2K issues affecting the entity, including those related to the efforts of customers,

                             ULTRA PETROLEUM CORP.

suppliers, or third parties, will be fully resolved. Nevertheless, the Company does not expect Y2K issues to cause any material impairment of its business.

14. DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED):

   The following information about the Company's oil and gas producing activities is presented in accordance with United States Statement of Financial Accounting Standards No. 69: Disclosure About Oil and Gas Producing Activities:

A. OIL AND GAS RESERVES:

   The determination of oil and gas reserves is complex and highly interpretive. Assumptions used to estimate reserve information may significantly increase or decrease such reserves in future periods. The estimates of reserves are subject to continuing changes and, therefore, an accurate determination of reserves may not be possible for many years because of the time needed for development, drilling, testing, and studies of reservoirs. The following unaudited table is based upon estimates prepared by Gilbert, Lausten, and Jung Associates Ltd. These are estimated quantities of proved oil and gas reserves for the Company and the changes in total proved reserves as of June 30, 1999 and 1998 and for each of the years in the three year period ended June 30, 1999. All such reserves are located in the United States.

B. ANALYSES OF CHANGES IN PROVEN RESERVES:

                                                        OIL (BBLS)   GAS (MCF)
                                                        ----------  -----------
   Reserves, July 1, 1996..............................  1,144,000    2,700,000
   Extensions, discoveries and additions...............    386,000   43,300,000
   Production..........................................     (8,000)    (300,000)
   Revisions...........................................   (897,000)  (2,600,000)
   Acquisition of reserves in place....................  1,134,000    2,400,000
   Sale of reserves in place...........................          0            0
                                                        ----------  -----------
   Reserves, July 1, 1997..............................  1,759,000   45,500,000
                                                        ----------  -----------
   Extensions, discoveries and additions...............    206,000   20,400,000
   Production..........................................    (14,000)  (1,800,000)
   Revisions........................................... (1,372,000)  (6,800,000)
   Acquisition of reserves in place....................          0            0
   Sale of reserves in place...........................          0     (200,000)
                                                        ----------  -----------
   Reserves, July 1, 1998..............................    579,000   57,100,000
                                                        ----------  -----------
   Extensions, discoveries and additions...............     66,000    8,640,000
   Production..........................................    (42,000)  (4,129,000)
   Revisions...........................................    125,000    8,400,000
   Acquisition of reserves in place....................          0            0
   Sale of reserves in place...........................   (308,000) (28,575,000)
                                                        ----------  -----------
   Reserves, July 1, 1999..............................    420,000   41,436,000
                                                        ----------  -----------
   Proved developed reserves:
   July 1, 1997........................................     67,000    6,730,000
                                                        ==========  ===========
   July 1, 1998........................................    224,000   22,300,000
                                                        ==========  ===========
   July 1, 1999........................................    350,000   34,400,000
                                                        ==========  ===========

                             ULTRA PETROLEUM CORP.

C. STANDARDIZED MEASURE:

   The unaudited standardized measure of discounted future net cash flows related to proven oil and gas reserves are as follows (000US$):

                                                    1999      1998      1997
                                                  --------  --------  --------
   Future cash inflows..........................  $ 81,797  $ 86,770  $100,821
   Future production costs......................   (13,638)  (20,140)  (26,882)
   Future development costs.....................    (3,677)  (18,809)  (11,686)
   Future income taxes..........................    (9,756)   (4,536)  (16,877)
                                                  --------  --------  --------
   Future net cash flows........................    54,726    43,285    45,376
   Discount at 10%..............................   (28,695)  (27,536)  (23,591)
                                                  --------  --------  --------
   Standardized measure of discounted future net
    cash flows..................................  $ 26,031  $ 15,749  $ 21,785
                                                  ========  ========  ========

   The estimate of future income taxes is based on the future net cash flows from proved reserves adjusted for the tax basis of the oil and gas properties but without consideration of general and administrative and interest expenses. For standardized measure purposes the company estimates future income taxes using the "year-by-year" method. For ceiling test purposes the Company estimates future income taxes using the "short-cut" method.

D. SUMMARY OF CHANGES IN THE STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS (000US$):

                                                   1999      1998      1997
                                                 --------  --------  --------
   Standard measure, beginning.................. $ 15,749  $ 21,785  $ 18,590
   Net revisions................................    8,511   (18,473)   (6,717)
   Extensions, discoveries and other changes....    6,641     9,131    20,557
   Sales of reserves in place...................  (21,751)     (184)       --
   Acquisition of reserves......................       --        --        --
   Changes in future development costs..........   (1,241)    1,717        58
   Sales of oil and gas, net of production
    costs.......................................   (4,451)   (3,397)     (348)
   Net change in prices and production costs....    8,201    (3,460)  (11,456)
   Development costs incurred during year that
    reduced future development costs............   15,787        --        --
   Accretion of discount........................    1,575     2,178     1,859
   Net change in income taxes...................   (2,990)    6,452      (758)
                                                 --------  --------  --------
   Standardized measure, ending................. $ 26,031  $ 15,749  $ 21,785
                                                 ========  ========  ========

   There are numerous uncertainties inherent in estimating quantities of proved reserves and projected future rates of production and timing of development expenditures, including many factors beyond the control of the producer. The reserve data and standardized measures set forth herein represent only estimates. Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that cannot be measured in an exact way, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgement. As a result, estimates of different engineers often vary. In addition, results of drilling, testing and production subsequent to the date of an estimate may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered. Further, the estimated future net revenues from proved reserves and the present value thereof are based upon certain assumptions, including geologic success, prices,

                             ULTRA PETROLEUM CORP.

future production levels and costs that may not prove correct over time. Predictions of future production levels are subject to great uncertainty, and the meaningfulness of such estimates is highly dependent upon the accuracy of the assumptions upon which they are based. Historically, oil and gas prices have fluctuated widely.

E. COSTS INCURRED IN OIL AND GAS EXPLORATION AND DEVELOPMENT ACTIVITIES
(US$000):

                                                          1999    1998    1997
                                                         ------- ------- ------
   Acquisition costs--unproved properties............... $   598 $16,245 $5,689
   Exploration..........................................   3,907   7,620    817
   Development..........................................  17,491   6,831  1,179
                                                         ------- ------- ------
   Total................................................ $21,996 $30,696 $7,685
                                                         ======= ======= ======

   All of the Company's properties are in the United States.

F. RESULTS OF OPERATIONS FOR OIL AND GAS PRODUCING ACTIVITIES (US$000):

                                                          1999     1998    1997
                                                         -------  -------  ----
   Oil and gas revenue.................................. $ 7,022  $ 3,646  $427
   Production expenses and taxes........................  (2,571)    (953)  (78)
   Depletion and depreciation...........................  (1,794)  (1,377)  (77)
                                                         -------  -------  ----
   Total................................................ $ 2,657  $ 1,316  $272
                                                         =======  =======  ====

                                AUDITORS' REPORT

To the Shareholders
of Ultra Petroleum Corporation

   We have audited the consolidated balance sheets of Ultra Petroleum Corporation as at June 30, 1999 and 1998 and the consolidated statements of operations and deficit and changes in financial position for each of the years in the three year period ended June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

   In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 1999 and 1998 and the results of its operations and the changes in its financial position for each of the years in the three year period ended June 30, 1999, in accordance with generally accepted accounting principles in Canada. As required by the Company Act (British Columbia), we report that, in our opinion, these principles have been applied on a consistent basis.

                                          /s/ KPMG LLP
                                          -------------------------------------
                                          KPMG
                                          Chartered Accountants

Vancouver, Canada
August 18, 1999

                                EXHIBIT XI

   Purchase and Sale Agreement between Anschutz Wyoming Corporation and Ultra CO and Ultra WY, dated May 17, 1999

                                EXHIBIT XII

   Participation Agreement between Anschutz Wyoming Corporation and Ultra CO and Ultra WY, dated June 18, 1999

                               EXHIBIT XIII

   Purchase and Sale Agreement between Questar Exploration and Production Company and Ultra CO and Ultra WY, dated May 17, 1999

                                EXHIBIT XIV

   Participation Agreement between Questar Exploration and Production Company and Ultra CO and Ultra WY, dated June 18, 1999

                                                                 APPENDIX K

   The following financial statements are excerpts from quarterly financial statements of Ultra filed with the SEC under cover of Form 6-K, but do not include the Chairman's reports nor the Form 6-K cover sheet itself.

                                                                            Page
                                                                            ----
Consolidated Balance Sheets for the periods ended March 31, 2000 and
 December 31, 1999........................................................    1
Consolidated Statements of Operations and Deficit for the three-month
 periods ended March 31, 2000 and March 31, 1999..........................    2
Consolidated Statements of Cash Flow for the three-month periods ended
 March 31, 2000
 and March 31, 1999.......................................................    3
Consolidated Balance Sheets for the periods ended June 30, 2000 and
 December 31, 1999........................................................    4
Consolidated Statements of Operations and Deficit for the six-months
 periods ended June 30, 2000 and June 30, 1999............................    5
Consolidated Statements of Cash Flow for the six-months periods ended June
 30, 2000
 and June 30, 1999........................................................    6
Consolidated Balance Sheets for the periods ended September 30, 2000 and
 September 30, 1999.......................................................    7
Consolidated Statements of Operations and Deficit for the nine-month
 periods ended September 30, 2000 and September 30, 1999..................    8
Consolidated Statements of Operations and Deficit for the three-month
 periods ended September 30, 2000 and September 30, 1999..................    9
Consolidated Statements of Cash Flow for the nine-month periods ended
 September 30, 2000
 and September 30, 1999...................................................   10

                                                                      APPENDIX K

                          ULTRA PETROLEUM CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                     March 31,    December 31,
                                                        2000          1999
                      ASSETS                        ------------  ------------
Current Assets:
  Cash and cash equivalents........................ $    155,027  $    401,691
  Restricted cash..................................      192,478       590,271
  Receivables, less allowance of $250,000 at March
   31, 2000........................................    3,290,815     2,542,109
  Prepaid expenses and other current assets........      323,250       324,570
                                                    ------------  ------------
    Total current assets...........................    3,961,570     3,858,641
                                                    ============  ============
  Oil and gas properties, using the full cost
   method of accounting............................   33,912,837    33,773,292
  Capital assets...................................      427,639       430,716
                                                    ------------  ------------
                                                      34,340,476    34,204,008
                                                    ============  ============
    Total Assets................................... $ 38,302,046  $ 38,062,649
                                                    ============  ============
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
Current Liabilities:
  Accounts payable and accrued liabilities......... $  3,814,577  $  3,663,770
                                                    ------------  ------------
    Total current liabilities......................    3,814,577     3,663,770
                                                    ============  ============
Long Term Liabilities:
  Deferred Revenue.................................      275,000       300,000
  Notes Payable....................................    8,209,874     8,466,646
                                                    ------------  ------------
    Total long term liabilities....................    8,484,874     8,766,646
                                                    ============  ============
Shareholders' equity:
  Share Capital....................................   50,666,631    50,666,631
  Accumulated Deficit..............................  (24,664,036)  (25,034,398)
                                                    ------------  ------------
    Total shareholders' equity.....................   26,002,595    25,632,233
                                                    ============  ============
Total Liabilities and Shareholders' Equity......... $ 38,302,046  $ 38,062,649
                                                    ============  ============

Approved by the board

------------------------------------      ------------------------------------
        "Michael D. Watford"                        "John R. Hislop"
              Director                                  Director

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

               CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                           Three-Month Period
                                                                March 31,
                                                          ---------------------
                                                             2000       1999
                                                          ---------- ----------
Revenues:
  Oil revenue............................................ $  215,606 $  193,355
  Gas revenue............................................  2,141,567  2,018,786
                                                          ---------- ----------
    Total Revenues.......................................  2,357,173  2,212,141
                                                          ========== ==========
Operating Costs and Expenses:
  Operating expenses and taxes...........................    159,004    216,456
  Taxes..................................................    242,153    153,622
  Gathering..............................................    237,391    373,764
  Depreciation, depletion and amortization...............    530,409    525,494
  General and administrative.............................    661,277  1,432,409
  Bad debt expense.......................................         --  2,019,416
  Interest...............................................    159,616    135,762
                                                          ---------- ----------
    Total direct expenses................................  1,989,850  4,856,923
                                                          ========== ==========
Other Income:
  Interest...............................................      3,041     38,970
  Other..................................................         --         --
                                                          ---------- ----------
    Total other income...................................      3,041     38,970
                                                          ========== ==========
Net Income (Loss) for Period.............................    370,364 (2,605,812)
                                                          ========== ==========
Income (Loss) per Common Share...........................       0.01      (0.05)
                                                          ========== ==========
Weighted Average Common Shares Outstanding............... 56,751,125 55,607,596
                                                          ========== ==========


    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                         Three-Month Period
                                                              March 31,
                                                        ----------------------
                                                          2000        1999
                                                        ---------  -----------
Cash Provided by (Used in):
 Operating Activities
  Income (Loss) for period............................. $ 370,364  $(2,605,812)
  Add (deduct):
    Items not involving cash:
      Depletion and depreciation.......................   530,409      525,494
      Provision for bad debts..........................        --    2,019,416
  Net changes in non-cash working capital:
    Restricted cash....................................   397,793       60,122
    Accounts receivable................................  (748,706)   3,218,264
    Prepaid expenses...................................     1,320     (277,167)
    Accounts payable and accrued liabilities...........   150,807   (3,826,168)
    Deferred Revenue...................................   (25,000)     (25,000)
                                                        ---------  -----------
                                                          676,987     (910,851)
                                                        =========  ===========
Investing Activities
  Oil and gas property expenditures....................  (986,311)  (4,732,877)
  Purchase of capital assets...........................   (40,332)        (664)
  Proceeds from sale of oil and gas properties.........   359,764           --
                                                        ---------  -----------
                                                         (666,879)  (4,733,541)
                                                        =========  ===========
Financing Activities
  Increase (decrease) in long term debt................  (256,772)   3,734,501
  Issuance of share capital and special warrants.......        --       80,484
                                                        ---------  -----------
                                                         (256,772)   3,814,985
                                                        =========  ===========
Increase (decrease) in cash during the period..........  (246,664)  (1,829,407)
Cash position, beginning of period.....................   401,691    3,924,365
                                                        ---------  -----------
Cash position, end of period........................... $ 155,027  $ 2,094,958
                                                        =========  ===========

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                      June 30,    December 31,
                                                        2000          1999
                      ASSETS                        ------------  ------------
Current Assets:
  Cash and cash equivalents........................ $  1,095,158  $    401,691
  Restricted cash..................................      195,276       590,271
  Receivables, less allowance of $250,000 at March
   31, 2000........................................    1,835,688     2,542,109
  Prepaid expenses and other current assets........      361,050       324,570
                                                    ------------  ------------
    Total current assets...........................    3,487,172     3,858,641
                                                    ============  ============
  Oil and gas properties, using the full cost
   method of accounting............................   33,912,776    33,773,292
  Capital assets...................................      514,763       430,716
                                                    ------------  ------------
                                                      34,427,539    34,204,008
                                                    ============  ============
    Total Assets................................... $ 37,914,711  $ 38,062,649
                                                    ============  ============
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
Current Liabilities:
  Accounts payable and accrued liabilities......... $  3,408,805  $  3,663,770
                                                    ------------  ------------
    Total current liabilities......................    3,408,805     3,663,770
                                                    ============  ============
Long Term Liabilities:
  Deferred Revenue.................................      250,000       300,000
  Notes Payable....................................    7,637,529     8,466,646
                                                    ------------  ------------
    Total long term liabilities....................    7,887,529     8,766,646
                                                    ============  ============
Shareholders' equity:
  Share Capital....................................   50,666,631    50,666,631
  Accumulated Deficit..............................  (24,048,254)  (25,034,398)
                                                    ------------  ------------
    Total shareholders' equity.....................   26,618,377    25,632,233
                                                    ============  ============
Total Liabilities and Shareholders' Equity......... $ 37,914,711  $ 38,062,649
                                                    ============  ============

Approved by the board

-------------------------------------     -------------------------------------
        "Michael D. Watford"                        "John R. Hislop"
              Director                                  Director

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

               CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                            Six-Month Period
                                                                June 30,
                                                          ---------------------
                                                             2000       1999
                                                          ---------- ----------
Revenues:
  Oil revenue............................................ $  410,072 $  558,995
  Gas revenue............................................  4,598,472  3,331,900
                                                          ---------- ----------
    Total Revenues.......................................  5,008,544  3,890,895
                                                          ========== ==========
Operating Costs and Expenses:
  Operating expenses and taxes...........................    316,013    444,759
  Taxes..................................................    506,986    302,016
  Gathering..............................................    463,215    639,157
  Depreciation, depletion and amortization...............  1,028,344    619,268
  General and administrative.............................  1,397,611  1,888,718
  Bad debt expense.......................................         --  2,019,416
  Interest...............................................    316,480    335,206
                                                          ---------- ----------
    Total direct expenses................................  4,028,649  6,248,540
                                                          ========== ==========
Other Income:
  Interest...............................................      6,251    150,689
  Other..................................................         --         --
                                                          ---------- ----------
    Total other income ..................................      6,251    150,689
                                                          ========== ==========
Net Income (Loss) for Period.............................    986,146 (2,206,956)
                                                          ========== ==========
Income (Loss) per Common Share--basic....................       0.02      (0.04)
                                                          ========== ==========
Income (Loss) per Common Share--diluted..................       0.02      (0.04)
                                                          ========== ==========
Weighted Average Common Shares--basic.................... 56,751,125 55,616,734
                                                          ========== ==========
Weighted Average Common Shares--diluted.................. 58,124,438 55,616,734
                                                          ========== ==========

      (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                          Six-Month Period
                                                              June 30,
                                                       ------------------------
                                                          2000         1999
                                                       -----------  -----------
Cash Provided by (Used in):
 Operating Activities
  Income (Loss) for period............................ $   986,146  $(2,206,956)
  Add (deduct):
    Items not involving cash:
      Depletion and depreciation......................   1,028,344      619,268
      Provision for bad debts.........................          --    2,019,416
  Net changes in non-cash working capital:
    Restricted cash...................................     394,995     (793,074)
    Accounts receivable...............................     706,421    2,686,470
    Prepaid expenses..................................     (36,480)   2,298,318
    Accounts payable and accrued liabilities..........    (254,965)  (5,215,679)
    Deferred Revenue..................................     (50,000)     (50,000)
                                                       -----------  -----------
                                                         2,774,461     (642,237)
                                                       ===========  ===========
Investing Activities
  Oil and gas property expenditures...................  (1,432,250)  (7,439,129)
  Purchase of capital assets..........................    (179,391)      22,663
  Proceeds from sale of oil and gas properties........     359,764    5,000,000
                                                       -----------  -----------
                                                        (1,251,877)  (2,416,466)
                                                       ===========  ===========
Financing Activities
  Increase (decrease) in long term debt...............    (829,117)    (270,839)
  Issuance of share capital and special warrants......          --      187,879
                                                       -----------  -----------
                                                         (829,117)      (82,960)
                                                       ===========  ===========
Increase (decrease) in cash during the period.........     693,467   (3,141,663)
Cash position, beginning of period....................     401,691    3,924,365
                                                       -----------  -----------
Cash position, end of period.......................... $ 1,095,158  $   782,702
                                                       ===========  ===========

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                    September 30,  December 31,
                                                        2000           1999
                      ASSETS                        -------------  ------------
Current Assets:
  Cash and cash equivalents........................ $  1,112,176   $    401,691
  Restricted cash..................................      197,686        590,271
  Accounts Receivable..............................    4,091,013      2,542,109
  Prepaid expenses and other current assets........      699,688        324,570
                                                    ------------   ------------
    Total current assets...........................    6,100,563      3,858,641
                                                    ============   ============
  Oil and gas properties, using the full cost
   method of accounting ...........................   44,583,050     33,773,292
  Capital assets...................................      485,864        430,716
                                                    ------------   ------------
                                                      45,068,914     34,204,008
                                                    ============   ============
    Total Assets................................... $ 51,169,477   $ 38,062,649
                                                    ============   ============
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
Current Liabilities:
  Accounts payable and accrued liabilities......... $  5,836,464   $  3,663,770
                                                    ------------   ------------
    Total current liabilities......................    5,836,464      3,663,770
                                                    ============   ============
Long Term Liabilities:
  Deferred Revenue.................................      225,000        300,000
  Notes Payable....................................   16,517,446      8,466,646
                                                    ------------   ------------
    Total long term liabilities....................   16,742,446      8,766,646
                                                    ============   ============
Shareholders' equity:
  Share Capital....................................   50,838,663     50,666,631
  Accumulated Deficit..............................  (22,248,096)   (25,034,398)
                                                    ------------   ------------
    Total shareholders' equity.....................   28,590,567     25,632,233
                                                    ============   ============
Total Liabilities and Shareholders' Equity......... $ 51,169,477   $ 38,062,649
                                                    ============   ============

Approved by the board

-------------------------------------     -------------------------------------
        "Michael D. Watford"                        "John R. Hislop"
              Director                                  Director

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

               CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                          Nine-Month Period
                                                     ---------------------------
                                                     September 30, September 30,
                                                         2000          1999
                                                     ------------- -------------
Revenues:
  Oil revenue.......................................  $  858,466    $  771,337
  Gas revenue.......................................   8,071,940     5,234,448
                                                      ----------    ----------
    Total Revenues..................................   8,930,406     6,005,785
                                                      ==========    ==========
Operating Costs and Expenses:
  Operating expenses................................     489,731       561,541
  Taxes.............................................     889,346       520,878
  Gathering.........................................     752,060       910,296
  Depreciation, depletion and amortization..........   1,733,179     1,063,356
  General and administrative........................   1,777,443     2,642,084
  Bad debt expense..................................          --     2,019,416
  Interest..........................................     517,123       486,637
                                                      ----------    ----------
    Total direct expenses...........................   6,158,882     8,204,208
                                                      ==========    ==========
Other Income:
  Interest..........................................      14,780       197,149
  Other.............................................          --            --
                                                      ----------    ----------
    Total other income..............................      14,780       197,149
                                                      ==========    ==========
Net Income (Loss) for Period........................   2,786,304    (2,001,274)
                                                      ==========    ==========
Income (Loss) per Common Share--basic...............        0.05         (0.04)
                                                      ==========    ==========
Income (Loss) per Common Share--diluted.............        0.05         (0.04)
                                                      ==========    ==========
Weighted Average Common Shares--basic...............  56,782,123    56,340,167
                                                      ==========    ==========
Weighted Average Common Shares--diluted.............  58,907,872    56,340,167
                                                      ==========    ==========

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

               CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                         Three-Month Period
                                                     ---------------------------
                                                     September 30, September 30,
                                                         2000          1999
                                                     ------------- -------------
Revenues:
  Oil revenue.......................................  $  448,394    $  212,342
  Gas revenue.......................................   3,473,469     1,902,548
                                                      ----------    ----------
    Total Revenues..................................   3,921,863     2,114,890
                                                      ==========    ==========
Operating Costs and Expenses:
  Operating expenses................................     173,717       116,782
  Taxes.............................................     382,359       218,862
  Gathering.........................................     288,845       271,139
  Depreciation, depletion and amortization..........     704,835       444,088
  General and administrative........................     379,832       753,366
  Bad debt expense..................................          --            --
  Interest..........................................     200,643       151,431
                                                      ----------    ----------
    Total direct expenses...........................   2,130,231     1,955,668
                                                      ==========    ==========
Other Income:
  Interest..........................................       8,525        10,750
  Other.............................................          --        35,710
                                                      ----------    ----------
    Total other income..............................       8,525        46,460
                                                      ==========    ==========
Net Income (Loss) for Period........................   1,800,157       205,682
                                                      ==========    ==========
Income (Loss) per Common Share--basic...............        0.03          0.00
                                                      ==========    ==========
Income (Loss) per Common Share--diluted.............        0.03          0.00
                                                      ==========    ==========
Weighted Average Common Shares--basic...............  56,843,446    56,588,779
                                                      ==========    ==========
Weighted Average Common Shares--diluted.............  58,969,195    56,588,779
                                                      ==========    ==========

    (The above statements have not been audited and are subject to year-end adjustments)

                          ULTRA PETROLEUM CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 (unaudited--prepared internally by management)
                          (Expressed in U.S. dollars)

                                                         Nine-Month Period
                                                    ----------------------------
                                                    September 30,  September 30,
                                                        2000           1999
                                                    -------------  -------------
Cash Provided by (Used in):
Operating Activities
Income (Loss) for period........................... $  2,786,304   $ (2,001,274)
  Add (deduct):
  Items not involving cash:
    Depletion and depreciation.....................    1,733,179      1,063,356
    Provision for bad debts........................           --      2,019,416
  Net changes in non-cash working capital:
    Restricted cash................................      392,585     (1,009,188)
    Accounts receivable............................   (1,548,904)     2,095,279
    Prepaid expenses...............................     (375,118)     2,293,534
    Accounts payable and accrued liabilities.......    2,172,694     (3,389,870)
    Deferred Revenue...............................      (75,000)       (75,000)
                                                    ------------   ------------
                                                       5,085,740        996,253
                                                    ============   ============
Investing Activities
  Oil and gas property expenditures................  (12,760,525)   (10,301,081)
  Purchase of capital assets.......................     (197,326)      (226,672)
  Proceeds from sale of oil and gas properties.....      359,764      5,000,000
                                                    ------------   ------------
                                                    (12,598,087)     (5,527,753)
                                                    ============   ============
Financing Activities
  Increase (decrease) in long term debt............    8,050,800      1,004,323
  Issuance of share capital and special warrants...      172,032        369,183
                                                    ------------   ------------
                                                       8,222,832      1,373,506
                                                    ============   ============
Increase (decrease) in cash during the period......      710,485     (3,157,994)
Cash position, beginning of period.................      401,691      3,924,365
                                                    ------------   ------------
Cash position, end of period.......................    1,112,176        766,371
                                                    ============   ============

    (The above statements have not been audited and are subject to year-end adjustments)

                                                                APPENDIX L

                           Jenkens & Gilchrist

                        A PROFESSIONAL CORPORATION

                              1100 Louisiana             AUSTIN, TEXAS

                                Suite 1800               (512) 499-3800

                           Houston, Texas 77002
                                                         DALLAS, TEXAS
                              (713) 951-3300
                                                         (214) 855-4500
                        Telecopier (713) 951-3314

                                                       LOS ANGELES, CALIFORNIA

                                                         (310) 820-8800

                                                       SAN ANTONIO, TEXAS

                                                         (210) 246-5000

                                                        WASHINGTON, D.C.

                                                         (202) 326-1500

  Andrius R. Kontrimas

   (713) 951-3303

                             December 4, 2000

Pendaries Petroleum Ltd.

Eight Greenway Plaza

Suite 910

Houston, Texas 77046

Ladies and Gentlemen:

   We have acted as U.S. tax counsel to Pendaries Petroleum Ltd., a New Brunswick corporation (the "Company") in connection with the offer by Ultra Petroleum Corp., a Yukon corporation, to the shareholders of the Company to exchange shares of its common stock solely for shares of common stock in the Company pursuant to the Arrangement Agreement dated effective October 13, 2000 (the "Exchange"), all as described in the Proxy Statement relating the January 5, 2001 Pendaries shareholders' meeting (as thereafter amended from time to time and together with all appendices and attachments thereto, the "Proxy Statement"). Except as otherwise indicated, capitalized terms used herein shall have the meanings assigned to them in the Proxy Statement.

   Set forth below are our opinions and the assumptions and documents upon which we have relied in rendering our opinions.

   A. Documents Reviewed

   In connection with the opinions rendered below, we have reviewed and relied upon the following documents:

     1. the Proxy Statement,

     2. the Certificates of the Company and Ultra Petroleum Corp. (the "Certificates"), and

     3. such other documents as we have deemed necessary or appropriate for purposes of this opinion.

   B. Assumptions

   In connection with the opinions rendered below, we have assumed:

     1. that all signatures on all documents submitted to us are genuine, that all documents submitted to us as originals are authentic, that all documents submitted to us as copies are accurate, that all information submitted to us is accurate and complete, and that all persons executing and delivering originals or copies of documents examined by us are competent to execute and/or deliver such documents; and

     2. that the Exchange and the other transactions specified in the Proxy Statement to be effected on or prior to the effective date of the Exchange will be consummated as contemplated in the Proxy Statement and without waiver of any material provision thereof.

   C. Opinions

   Based solely upon the documents and assumptions set forth above, and conditioned upon the initial and continuing accuracy of the factual representations set forth in the Certificates as of the date hereof and as of the effective date of the Exchange, it is our opinion that the descriptions of the law and the legal conclusions contained in the Proxy Statement under the caption "U.S. Federal Income Tax Considerations for U.S. Holders" as they relate to the Exchange are correct in all material respects and that the discussion thereunder fairly states the United States federal tax consequences of the Exchange that are likely to be material to the U.S. holders of the Company.

   D. Limitations

   1. Except as otherwise indicated, the opinions contained in this letter are based upon the Code and its legislative history, the Treasury regulations promulgated thereunder (the "Regulations"), judicial decisions, and current administrative rulings and practices of the Internal Revenue Service, all as in effect on the date of this letter. These authorities may be amended or revoked at any time. Any such changes may or may not be retroactive with respect to transactions entered into or contemplated prior to the effective date thereof and could significantly alter the conclusions reached in this letter. There is no assurance that legislative, judicial, or administrative changes will not occur in the future. We assume no obligation to update or modify this letter to reflect any developments that may occur after the date of this letter.

   2. The opinions expressed herein represent counsel's best legal judgment and are not binding upon the Internal Revenue Service or the courts and are dependent upon the accuracy and completeness of the documents we have reviewed under the circumstances and the assumptions made and the factual representations contained in the Certificates. To the extent that any of the factual representations provided to us in the Certificates are with respect to matters set forth in the Code or the Regulations, we have reviewed with the individuals making such factual representations the relevant portions of the Code and the applicable Regulations and are reasonably satisfied that such individuals understand such provisions and are capable of making such factual representations. We have made no independent investigation of the facts contained in the documents and the assumptions set forth above, and the factual representations set forth in the Proxy Statement. No facts have come to our attention, however, that would cause us to question the accuracy and completeness of such facts or documents in a material way. Any material inaccuracy or incompleteness in these documents, assumptions or factual representations (whether or not made by the Company) could adversely affect the opinions stated herein.

   3. We are expressing opinions only as to those matters expressly set forth in Section C above. No opinion should be inferred as to any other matters, including any other transactions described in the Proxy Statement. This opinion does not address the various state, local or foreign tax consequences that may result from the Exchange. In addition, no opinion is expressed as to any federal income tax consequence of the Exchange, except as specifically set forth herein, and this opinion may not be relied upon except with respect to the consequences specifically discussed herein.

   4. This opinion letter is issued for the benefit of the Company and its shareholders and no other person or entity may rely hereon without our express written consent. This opinion letter may be filed as an exhibit to the Proxy Statement. Furthermore, we consent to the reference to Jenkens & Gilchrist, a Professional Corporation, under the caption "U.S. Federal Income Tax Considerations for U.S. Holders". In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission promulgated thereunder.

                                          Very truly yours,

                                          JENKENS & GILCHRIST,

                                          a Professional Corporation

                                               /s/ Andrius R. Kontrimas

                                          By: ____________________________

                                             Andrius R. Kontrimas, Authorized
                                                      Signatory

ARK:lmr

cc: Mr. Bill Bowers

Ms. Lisa M. Rossmiller

                                                                 APPENDIX M

                             STIKEMAN ELLIOTT

                          Barristers & Solicitors

     5300 Commerce Court West, 199 Bay Street, Toronto, Canada M5L 1B9

         Tel: (416) 869-5500 Fax: (416) 947-0866 www.stikeman.com

                                                           December 5, 2000

Ultra Petroleum Corp.

16801 Greenspoint Park Drive

Suite 370

Houston, Texas

U.S.A. 77060

Pendaries Petroleum Ltd.

8 Greenway Plaza

Suite 910

Houston, Texas

U.S.A. 77046

Dear Sirs/Mesdames:

   We have reviewed the proxy statement distributed to holders of common shares in the capital stock of Pendaries Petroleum Ltd. on December 5, 2000 with respect to a proposed arrangement in which all of the outstanding common shares in the capital stock of Pendaries Petroleum Ltd. will be exchanged for common shares in the capital stock of Ultra Petroleum Corp. We are of the opinion that the summary contained in such proxy statement under the heading "Canadian Federal Income Tax Considerations" is, subject to the qualifications and assumptions contained therein, a fair and accurate summary of the principal Canadian federal income tax considerations described therein.

                                      Yours truly,

                                      /s/ Stikeman Elliott
                                      -----------------------------------------

                                                                    TORONTO

                                                                   MONTREAL

                                                                     OTTAWA

                                                                    CALGARY

                                                                  VANCOUVER

                                                                   NEW YORK

                                                                     LONDON

                                                                  HONG KONG

                                                                  SINGAPORE

                                                                     SYDNEY

YOU ARE STRONGLY URGED TO READ THE ACCOMPANYING MANAGEMENT PROXY STATEMENT, INCLUDING THE APPENDICES ATTACHED THERETO AND THE DOCUMENTS INCORPORATED THEREIN BY REFERENCE, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                             LETTER OF TRANSMITTAL

  This Letter of Transmittal is for use by registered holders ("Registered Shareholders") of common shares ("Pendaries Common Shares") of Pendaries Petroleum Ltd. ("Pendaries") in connection with the proposed merger of Pendaries and Ultra Petroleum Corp. ("Ultra") by way of a plan of arrangement (the "Arrangement") that is being submitted for approval at the meeting (the "Pendaries Meeting") of Registered Shareholders to be held on January 5, 2001. You are referred to the Management Proxy Statement (the "Proxy Statement") relating to the Pendaries Meeting to be held on January 5, 2001, that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Proxy Statement have the respective meanings set out in the Proxy Statement.

TO: PENDARIES PETROLEUM LTD.
AND TO: ULTRA PETROLEUM CORP.
AND TO: CIBC MELLON TRUST COMPANY, at its address set forth on the back page


 SECTION 1--THIS PORTION OF THE LETTER OF TRANSMITTAL IS TO BE COMPLETED BY ALL REGISTERED SHAREHOLDERS.

   The undersigned hereby delivers to you the enclosed certificate(s) for Pendaries Common Shares, details of which are as follows:

-------------------------------------------------------------------------------

Name(s) and
Address(es)
    of
Registered         Certificate               Number of
 Holder(s)          Number(s)         Pendaries Common Shares
-------------------------------------------------------------
             ------------------------------------------------

             ------------------------------------------------

             ------------------------------------------------

-------------------------------------------------------------

   The undersigned transmits herewith for exchange upon the Arrangement becoming effective the certificates for Pendaries Common Shares described above.
   (Note: If the space provided above is insufficient, please attach details on a separate schedule to this Letter of Transmittal.)

  If your Pendaries Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should immediately contact that nominee for instructions and assistance in delivering your Pendaries Common Shares.

Procedure Applicable to Registered Shareholders

  On the effective date of the Arrangement (the "Effective Date"), each of your Pendaries Common Shares will be exchanged for 1.58 Ultra Common Shares.

  You are strongly urged to read the Proxy Statement which contains, among other things, a description of the Ultra Common Shares.

  No certificates representing fractional Ultra Common Shares will be issued in connection with the Arrangement. In the event that the exchange ratio would result in a holder of a Pendaries Common Share being entitled to a fractional Ultra Common Share, an adjustment shall be made to the next highest whole number of Ultra Common Shares and a certificate for the resulting whole number of Ultra Common Shares will be issued. In calculating such fractional interests, all Pendaries Common Shares held by a beneficial holder of Pendaries Common Shares shall be aggregated.

  If you do not forward to CIBC Mellon Trust Company a properly completed Letter of Transmittal and certificate(s) representing your Pendaries Common Shares and all other required documents, you will not receive the consideration to which you are otherwise entitled until proper delivery is made.

  It is understood that upon receipt of this Letter of Transmittal, the certificates representing Pendaries Common Shares deposited herewith, and any other required documentation, and following the Effective Date of the Arrangement, CIBC Mellon Trust Company will send to the undersigned or hold for pick-up, in accordance with instructions given below, certificate(s) for Ultra Common Shares, to which the undersigned is entitled under the Arrangement. The certificate(s) will be registered in or made payable to, as the case may be, the name (and at the address) of the Pendaries Shareholder set forth below.

  The undersigned covenants, represents and warrants that (a) the undersigned is the owner of the Pendaries Common Shares being deposited; (b) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (c) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and all information inserted into this Letter of Transmittal by the undersigned is accurate; and (d) the undersigned will not, prior to the effective time of the Arrangement, transfer or permit to be transferred any of such deposited Pendaries Common Shares.

  The covenants, representations and warranties of the undersigned herein contained survive the completion of the Arrangement.

  The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Pendaries Common Shares being transmitted (except as contemplated by any proxy given and not specifically revoked for use at the Pendaries Meeting). No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, except a proxy granted for use at the Pendaries Meeting, will be granted with respect to the transmitted Pendaries Common Shares. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder is binding upon the heirs, legal representatives, successors and assigns of the undersigned.

  The undersigned instructs CIBC Mellon Trust Company to mail any certificate(s) representing Pendaries Common Shares to which the undersigned is entitled under the Arrangement, promptly after the Effective Date, by first class insured mail, postage prepaid, to the undersigned, or to hold such certificate(s) and/or cheque for pick-up, in accordance with the instructions given below. If the Arrangement is not completed, the transmitted Pendaries Common Shares and all other ancillary documents will be returned to the undersigned in accordance with the instructions given below. The undersigned recognizes that Pendaries has no obligation pursuant to the instructions given below to transfer any Pendaries Common Shares from the name of the registered holder thereof if the Arrangement is not completed.

  By reason of the use by the undersigned of an English language form of this Letter of Transmittal the undersigned is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une version anglaise des presentes lettre d'envoi par le soussigne, ce dernier est repute avoir demande que tout contrat atteste par l'arrangement, qui est accepte au moyen des presentes lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en anglais.

Please review carefully the instructions below in completing the following information:


 A. Registration and Payment Instructions

                                           B. Special Delivery Instructions

 Issue and send certificate(s) as indicated below.

                                           Fill in name and address below
                                           ONLY if the certificate(s) are to
                                           be sent to someone other than the
                                           Registered Shareholder or to an
                                           address other than the address of
                                           the Registered Shareholder.

-------------------------------------
        (Name) (please print)

-------------------------------------

          (Street Address)
                                           [_] Mail to the name and address
                                           below:


-------------------------------------     -------------------------------------
 (City) (Province or State) (Postal               (Name) (please print)
            or Zip Code)

                                          -------------------------------------

-------------------------------------               (Street Address)

     (Telephone--Business Hours)
                                          -------------------------------------


                                          -------------------------------------


                                           (City) (Province or State) (Postal
                                                      or Zip Code)
                                          DATED: ______________________, 200

 C. Special Pick Up Instructions

 [_] Hold certificate(s) and cheque       _____________________________________
    (if any) for pick-up.                  Signature of holder or authorized
                                                    representative


                                          _____________________________________

                                             Signature of any joint holder

                                          _____________________________________
                                             Name of Holder (Please print)

 D. Information Regarding Residence       _____________________________________
   of Pendaries Shareholders               Name of authorized representative
                                                    (Please print)


                                          Signature Guaranteed By:
 The undersigned represents that
 he, she or it:

                                          (if required under Instruction 3)

 [_] Is a resident of Canada for
 tax purposes

                                          _____________________________________
                 OR

                                                 Authorized signature

 [_] Is not a resident of Canada
 for tax purposes

                                          _____________________________________
 If you are not a resident of              Name of guarantor (Please print)
 Canada, indicate country of
 residence: ________________________


 Canadian residents (who are
 individuals other than trusts)
 must provide their Social
 Insurance Number:

 ___________________________________

 U.S. residents/citizens must
 complete the Substitute Form W-9
 below.

Please review carefully item 9 of the Instructions set forth below regarding backup withholding before completing the following information.

                       U.S. PENDARIES SHAREHOLDERS ONLY

                       Payor: CIBC Mellon Trust Company




                  Part I: PLEASE PROVIDE YOUR         Social Security No. or
 SUBSTITUTE       TAXPAYER IDENTIFICATION NO. OR   Taxpayer Identification No.
 Form W-9         SOCIAL SECURITY NO. IN THE                  (TIN)
                  SPACE AT THE RIGHT AND CERTIFY       ---------------------
                  BY SIGNING AND DATING BELOW            [_] Awaiting TIN

                ---------------------------------------------------------------
                  Certification--Under penalties of perjury, I certify that: (1) The number shown on this form is my correct So-cial Security Number or Taxpayer Identification Number
                  (or I am waiting for a number to be issued to me) and (2)
                  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
                  (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                  Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if af-ter being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                  Signature ______________________    Date __________________


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE "AWAITING TIN" BOX ON THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that (i) a TIN has not been issued to me,
(ii) either (a) I have mailed an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and (iii) I understand that if I do not provide a TIN within 60 days, I will be subject to backup withholding at a rate of 31% until I provide a TIN.

Signature ___________________________     Date _______________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF PAYMENTS MADE TO YOU.

INSTRUCTIONS:

1. Use of Letter of Transmittal

  (a) This Letter of Transmittal (or manually signed facsimile thereof), together with the accompanying certificate(s) representing Pendaries Common Shares and all other required documents, must be received by CIBC Mellon Trust Company at the address specified below as soon as practicable.

  (b) The method used to deliver this Letter of Transmittal and the accompanying certificate(s) representing Pendaries Common Shares and all other required documents is at your option and risk, and delivery will be deemed to be effective only when such documents are actually received. Pendaries recommends that the necessary documentation be hand delivered to CIBC Mellon Trust Company at the address specified below and a receipt obtained; otherwise the use of registered, insured mail, with return receipt requested, is recommended. A pre-addressed security return envelope is enclosed for your convenience.

2. Signatures

  (a) This Letter of Transmittal must be filled in, dated and signed by the Registered Shareholder or by such person's duly authorized representative in accordance with Instruction 4.

  (b) In the case of a Registered Shareholder, if this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (c) In the case of a Registered Shareholder, if this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if certificate(s) representing Ultra Common Shares are to be issued to a person other than the registered owner(s):

  (i) such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

  (ii) the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3. Guarantee of Signatures

  (a) In the case of a Registered Shareholder, if this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), such signature(s) must be guaranteed by an Eligible Institution, or in some other manner satisfactory to CIBC Mellon Trust Company (except that no guarantee is required if the signature is that of an Eligible Institution).

  (b) An "Eligible Institution" means a Canadian chartered bank, a major trust company in Canada or a member firm of a recognized Medallion Program (STAMP, SEMP or MSP).

4. Fiduciaries, Representatives and Authorizations

  Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Either Pendaries or CIBC Mellon Trust Company, in their discretion, may require additional evidence of authority or additional documentation.

5. Delivery Instructions

  In all cases, the box entitled "Special Delivery Instructions" should be completed. If that box is not completed, any new certificate(s) issued in exchange for Pendaries Common Shares will be mailed to the Pendaries Shareholder at the address of the Pendaries Shareholder as it appears in this Letter of Transmittal. If no address of the Pendaries Shareholder is provided in this Letter of Transmittal, then any new certificates will be mailed to the address of the Pendaries Shareholder as it appears on the securities register of Pendaries.

6. Miscellaneous

  (a) If the space provided in this Letter of Transmittal is insufficient, the requested information should be set out on a separate list and attached to this Letter of Transmittal.

  (b) If Pendaries Common Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c) The undersigned must complete Box entitled "Information Regarding Residence of Pendaries Shareholders" in this Letter of Transmittal indicating whether the undersigned is a resident or non-resident of Canada.

  (d) No alternative, conditional or contingent deposits will be accepted and no fractional Ultra Common Shares will be issued.

  (e) Additional copies of this Letter of Transmittal may be obtained from CIBC Mellon Trust Company at the office specified below.

  (f) It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Proxy Statement.

  (g) Pendaries and Ultra reserve the right, if they so elect collectively, in their absolute discretion, to instruct CIBC Mellon Trust Company to waive any defect or irregularity contained in any Letter of Transmittal received by them.

7. Lost Certificates

  If a share certificate has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, destruction or theft, to CIBC Mellon Trust Company at 320 Bay Street, 6th Floor, Toronto, Ontario, Canada M5H 4A6. CIBC Mellon Trust Company will respond with the replacement requirements.

8. Assistance

  CIBC Mellon Trust Company (see below for address and telephone number) or your broker or other financial adviser will be able to assist you in completing this Letter of Transmittal.

9. Substitute Form W-9--U.S. Shareholders

  In order to avoid "backup withholding" of United States income tax on payments made on the Pendaries Common Shares or with respect to Ultra Common Shares, a Pendaries Shareholder must generally provide the Pendaries Shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above and certify, under penalties of perjury, that such number is correct and that the Pendaries Shareholder is not subject to backup withholding. If the correct TIN is not provided or if any other information is not correctly provided, a penalty of up to $500 may be imposed on the Pendaries Shareholder by the Internal Revenue Service and payments made by the Pendaries Common Shares or with respect to the Ultra Common Shares may be subject to backup withholding of 31%.

  Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

  Certain persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non-U.S. persons) are not subject to backup withholding. A Pendaries Shareholder should consult its tax adviser as to the Pendaries Shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  The TIN for an individual United States citizen or resident is the individual's social security number. The "Awaiting TIN" box of the substitute Form W-9 may be checked if a Pendaries Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Awaiting TIN" box is checked, the Shareholder must also complete the Certificate of Awaiting Taxpayer Identification Number found below the Substitute Form W-9 in order to avoid backup withholding. If a Pendaries Shareholder who completes the Certificate of Awaiting Taxpayer Identification Number does not provide a TIN within 60 days, the Pendaries Shareholder will be subject to backup withholding at a rate of 31% until a TIN is provided.

  Please return this Letter of Transmittal and your Pendaries Common Share certificates to the address on the back cover.

                           CIBC MELLON TRUST COMPANY

By Mail
P.O. Box 1036
Adelaide Street Postal Station
Toronto, Ontario, CANADA
M5C 2K4

By Hand or Courier
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario CANADA
15L 1G9

Telephone: (416) 643-5500
Toll free North America: 1-800-387-0825
Inquiries by email: inquiries@cibcmellon.com

                                [PENDARIES LOGO]
                            PENDARIES PETROLEUM LTD.
                         Eight Greenway Plaza Suite 910
                              Houston, Texas 77046

                                December 5, 2000

To the U.S. Shareholders of Pendaries Petroleum Ltd.:

   This letter is being provided to you to supply additional information and clarify certain U.S. federal income tax considerations relating to the exchange of shares of common stock in Pendaries Petroleum Ltd., (the "Company") for shares of common stock in Ultra Petroleum Corp. This letter is not intended to provide you with tax advice. You are urged to consult with your own tax advisor as to the particular tax consequences of the exchange, including the applicability and effect of U.S. federal income tax law, state, provincial and local tax laws, foreign tax laws and of changes in applicable tax laws and any pending or proposed legislation. For additional information regarding the U.S. federal income tax considerations relating to the exchange, please refer to the section under the caption "U.S. Federal Income Tax Considerations for U.S. Holders" in the Proxy Statement relating to the Pendaries shareholders' meeting to be held January 5, 2001. If you are not a U.S. shareholder of the Company, please disregard this letter.

   The Passive Foreign Investment Company, or "PFIC" provisions, are special provisions contained in the Internal Revenue Code of 1986, as amended and are intended to subject U.S. shareholders of a foreign company to current tax (or its equivalent) on the foreign company's income if the foreign company has substantial passive income (e.g., interest income) or passive assets. The management of the Company is substantially certain that the Company was not a PFIC prior to January 1, 2000. The management of the Company is substantially certain that the Company will be a PFIC in 2000 assuming the nature of the Company's income for its current taxable year is similar to the nature of its income previously realized this taxable year. As such, your exchange of shares of the Company's common stock for shares of common stock in Ultra Petroleum Corp. should be tax-free ONLY if you timely make a qualified election on IRS Form 8621 to be currently taxable on your pro rata share of the company's ordinary earnings, excluding net capital gain, and net capital gain for each year at ordinary and long-term capital gain rates, respectively. If you do not timely make a qualified election, the exchange of your Pendaries shares for Ultra shares will be a taxable transaction.

   The management of the Company believes that there is a substantial likelihood that the Company will not have any ordinary earnings or net capital gain in 2000 and in 2001, up to and including the date of the exchange. If the Company does not have any ordinary earnings or net capital gain in 2000 and in 2001, up to and including the date of the exchange, you should not be required to include any additional amount in gross income for your taxable years that include December 31, 2000 and 2001, respectively (i.e., the tax-year end of the Company) as a result of making the qualified election. If you make the qualified election and if the Company does have ordinary earnings and/or net capital gain in 2000 and/or 2001 up to and including the date of the exchange, you will be required to include your pro rata portion of such amounts in gross income in the respective taxable years which amounts will be taxable at ordinary and long-term capital gain rates, respectively, even if no distribution is received from the Company.

   The qualified election is not applicable to your Ultra Petroleum Corp. shares to be included in the exchange unless you make a specific election with respect to your Ultra Petroleum Corp. shares. A qualified election with respect to your Ultra Petroleum Corp. shares is not required in order for the exchange to qualify for tax-free treatment.

   Qualified elections are made on a shareholder-by-shareholder basis. You may make a qualified election for any taxable year at any time on or before the due date for filing your U.S. federal income tax return for the taxable year for which the election is made. You make the qualified election by attaching an adequately completed IRS Form 8621 to your timely filed U.S. federal income tax return reflecting information you receive from the Company in a PFIC annual information statement. We have attached this form hereto for your convenience and referral. Once made, the qualified election applies to all of your subsequent taxable years in which you are a direct or indirect shareholder of the Company unless invalidated, terminated or revoked by you with the consent of the IRS. You should not be a direct or indirect shareholder of the Company immediately after the exchange for U.S. federal income tax purposes.

   The Company will supply PFIC annual information statement(s) to any shareholder or former shareholder upon written request. Please send any written request to the attention of Mr. Phil Henry. Please include your relevant contact information, including a return address.

     The Management of Pendaries Petroleum Ltd.

                                       2


               [Internal Revenue Service Form 8621 is enclosed.]

                                 FORM OF PROXY

                           PENDARIES PETROLEUM LTD.

  This Proxy is Solicited by the Board of Directors for a Special Meeting of
                Shareholders to be Held on January 5, 2001

The undersigned hereby constitutes and appoints Robert E. Rigney and Bobby J. Fogle, as duly authorized officers of Pendaries Petroleum Ltd. or, instead of
the foregoing,                   , with full power of substitution and
revocation to each, the true and lawful attorney(s) and proxy (or proxies) of the undersigned at a Special Meeting of Shareholders to be held on January 5, 2001 at 10:00 a.m. Houston Time, at The Houston City Club, One City Club Drive, Nine Greenway Plaza, Houston, Texas 77046, and any adjournments thereof, and to vote as designated, on the matter specified below, all of the common shares held of record by the undersigned on December 4, 2000 at the Special Meeting with all powers the undersigned would possess if personally present at the Special Meeting:

                                   ---------

        Approval of the Arrangement Resolution   For [_]   Against [_]

                                   ---------

This proxy will be voted in accordance with the specifications made hereon. If no contrary specification is made, the proxyholder is directed to vote FOR the above resolution.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated December 4, 2000 is acknowledged.

        PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED, POSTAGE-PAID,

                PRE-ADDRESSED ENVELOPE BY JANUARY 3, 2001.

---------------                   -------------- ------------------------------
DATE                              Signature of   Name of Shareholder
                                  Shareholder    (Please print)

NOTES:
1. This form of proxy must be dated and signed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by the proper officer or officers of the corporation or its attorney authorized in writing. Joint holders should each sign. Executors, administrators, trustees, etc., should so indicate when signing. If undated, this proxy is deemed to bear the date it was mailed to the shareholder.

2. Proxies must be received by CIBC Mellon Trust Company not later than 5:00 p.m. (Toronto time) on January 3, 2001 or, in the event that the special meeting is adjourned or postponed, by no later than 5:00 p.m. (Toronto time), on the second business day before the day fixed for the adjourned or postponed special meeting. The fax number for CIBC Mellon Trust Company is
   (416) 368-2502. If you fax the proxy, you should also mail the original in the envelope provided. If not dated, the proxy will be deemed to be dated the date it was mailed to the shareholder.

3. A shareholder has the right to appoint a person (who need not be a shareholder) as proxyholder to attend and act on his or her behalf at the special meeting other than the persons designated above. The shareholder may exercise this right by inserting the name of his or her nominee in the space provided above.

4. The shares represented by this proxy will be voted in accordance with the instructions of the shareholder specified above. In the absence of any such specification, the shares represented by this proxy will, subject to item
   (5) below, be voted for the above resolution.

5. This form of proxy confers discretionary authority to the above-named proxyholder to vote at the proxyholder's discretion in respect of amendments or variations to matters identified in the Notice of Special Meeting or other matters that may properly come before the special meeting.